UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

American Consumers, Inc.

(Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMERICAN CONSUMERS, INC.
P.O. Box 2328
Fort Oglethorpe, Georgia 30742

March 15, 2011

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of American Consumers, Inc. (“ACI” or the “Company”) which will be held at 1:00 p.m. (Eastern Time), on Thursday, March 31, 2011, at ACI’s General Office, 55 Hannah Way, Rossville, Georgia.

The principal business matter to be considered at the meeting will be the approval of amendments to the Company’s Articles of Incorporation.  The first proposed amendment to the Company’s Articles of Incorporation will effect a 1-for-400 reverse stock split of the Company’s outstanding Common Stock, $.10 par value per share (“Common Stock”), such that shareholders owning fewer than 400 shares of Common Stock of record will have such shares cancelled and converted into the right to receive $1.00 for each share of Common Stock held immediately prior to the reverse stock split.

The second proposed amendment to the Company’s Articles of Incorporation, which will immediately follow the reverse stock split, will effect a 400-for-1 forward stock split of the Company’s outstanding Common Stock after giving effect to the reverse stock split.  If the amendment to the Company’s Articles of Incorporation to effect the reverse stock split is not approved by our shareholders, the proposal to amend the Company’s Articles of Incorporation to effect the forward stock split will be withdrawn.

Attached you will find the Notice of Special Meeting of Shareholders, the Company’s proxy statement and a proxy for the meeting.  It is important that your shares be represented at the meeting, and we hope you will be able to attend the meeting in person.  Whether or not you plan to attend the meeting, please be sure to vote as soon as possible by returning the enclosed proxy in the accompanying envelope promptly.  If you later desire to revoke or change your proxy for any reason, you may do so at any time before the voting, by delivering to the company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person, in accordance with the instructions contained in the enclosed proxy statement.

We look forward to seeing you at the Special Meeting.

Sincerely yours,

/s/ Paul R. Cook
Paul R. Cook,
Chairman of the Board

AMERICAN CONSUMERS, INC.
P.O. Box 2328
Fort Oglethorpe, Georgia 30742

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on Thursday, March 31, 2011

TO THE SHAREHOLDERS OF
AMERICAN CONSUMERS, INC.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of American Consumers, Inc., a Georgia corporation (the “Company”), will be held at 1:00 p.m. (E.D.T.), on Thursday, March 31, 2011, at ACI’s General Office, 55 Hannah Way, Rossville, Georgia, for the following purposes:

1.             The approval of an amendment to the Company’s Articles of Incorporation to effect a 1-for-400 reverse stock split of the Company’s outstanding Common Stock, such that shareholders owning fewer than 400 shares of Common Stock of record will have such shares cancelled and converted into the right to receive the cash consideration set forth herein;

2.             The approval of an amendment to the Company’s Articles of Incorporation to effect a 400-for-1 forward stock split of the Company’s outstanding Common Stock after giving effect to the reverse stock split (together with the reverse stock split, the “Reverse/Forward Stock Split”).  If the amendment to the Company’s Articles of Incorporation to effect the reverse stock split is not approved by our shareholders, the proposal to amend the Company’s Articles of Incorporation to effect the forward stock split will be withdrawn; and

3.             The transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

All of the above matters are more fully discussed in the accompanying proxy statement.  Management is not aware of any other matters that will come before the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 31, 2011:  The Company’s Notice of Special Meeting and Proxy Statement for the Special Meeting are also available at http://www.RRDEZProxy.com/2011/AmericanConsumers.

The Board of Directors has fixed the close of business on February 22, 2011 as the Record Date for the determination of shareholders entitled to notice of and vote at the Special Meeting and any adjournment thereof, and only shareholders of record at such time will be so entitled to vote.  The stock transfer books of the Company will remain open between the Record Date and the date of the Special Meeting.

It is important that your shares be represented at the meeting.  Please complete, sign and return the enclosed proxy in the accompanying envelope promptly, whether or not you intend to be present at the meeting.  If you later desire to revoke or change your proxy for any reason, you may do so at any time before the voting, by delivering to the company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

THE REVERSE/FORWARD STOCK SPLIT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, AND NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE FAIRNESS OR MERITS OF THE REVERSE/FORWARD STOCK SPLIT OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AMERICAN CONSUMERS, INC.

/s/ Paul R. Cook
Paul R. Cook
Chairman of the Board

Dated:  March 15, 2011

SUMMARY TERM SHEET

This summary term sheet, together with the “Questions and Answers About the Meeting and the Transaction” section that follows, highlights selected information about the Reverse/Forward Stock Split (as defined below), but may not contain all of the information that is important to you.  For a complete description, you should carefully read the proxy statement and all of its annexes before you vote.  For your convenience, we have directed your attention to the location in this proxy statement where you can find a more complete discussion of the items listed below.

As used in this proxy statement, unless the context requires otherwise, “our,” “us,” “we,” “ACI” and the “Company” means American Consumers, Inc.

Reverse/Forward Stock Split

A Special Transaction Committee of independent directors of the Company’s Board of Directors (the “Special Transaction Committee”), reviewed and recommended to our Board of Directors, and our Board of Directors has authorized, amendments to our Articles of Incorporation, as amended to date (the “Articles of Incorporation”), the forms of which are attached hereto as Annex A-1 and Annex A-2, that would effect a 1-for-400 reverse stock split of our Common Stock, $.10 par value per share (the “Common Stock”), followed by a forward stock split of our Common Stock on a 400-for-1 basis (as used throughout this proxy statement, the “Transaction” or the “Reverse/Forward Stock Split”).

As a result of the Reverse/Forward Stock Split:

•
Shareholders owning fewer than 400 shares of our Common Stock of record immediately before the Transaction (the “Cashed Out Shareholders”) will receive the right to be paid cash in exchange for the resulting fractional share of Common Stock, in an amount equal to One Dollar ($1.00) per share of Common Stock held by them immediately before the Transaction, and will no longer be shareholders of the Company.

•
Shareholders who own 400 or more shares of our Common Stock of record at the effective time of the Transaction (the “Continuing Shareholders”) will not be entitled to receive any cash for their fractional share interests resulting from the reverse stock split.  The forward stock split that will immediately follow the reverse stock split will reconvert their whole shares and fractional share interests back into the same number of shares of Common Stock that they held immediately before the effective time of the Transaction.  As a result, the total number of shares held by a Continuing Shareholder will not change after completion of the Transaction.

At the Special Meeting, shareholders are being asked to consider and vote upon proposals to amend our Articles of Incorporation, pursuant to the forms of amendments attached hereto as Annex A-1 and Annex A-2, to effect the Reverse/Forward Stock Split.  Although both the reverse stock split and the forward stock split will be voted on separately, the Company will not effect either the reverse stock split or the forward stock split unless both are approved by the Company’s shareholders, to enable us to accomplish the Reverse/Forward Stock Split as described above.

For additional information, see “Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split” beginning on page 9 of this proxy statement.

Purposes of and Reasons for the Reverse/Forward Stock Split

The Special Transaction Committee and our Board of Directors has decided that the costs of being a Securities and Exchange Commission (“SEC”) reporting company currently outweigh the benefits and, thus, it is no longer in our best interests or in the best interests of our shareholders, including our unaffiliated shareholders, for us to remain a SEC reporting company.  The Reverse/Forward Stock Split will enable us to terminate the registration of our Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) if, after the Transaction, there are fewer than 500 record holders of our Common Stock and we make the necessary filings with the SEC.  Our reasons for proposing the Transaction include the following:

i

•
We expect to realize significant cost savings by the elimination of most of the expenses related to the disclosure, reporting and compliance requirements of the Exchange Act and the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company, which we estimate will be a minimum of approximately $129,000 per year (including estimated additional compliance costs of at least $15,000 per year if we remain a public reporting company beyond our fiscal year ending in May 2011 and are required – starting with our Form 10-Q for the first quarter of our fiscal 2012 – to begin providing our financial statements filed with the SEC in eXtensible Business Reporting Language (XBRL)).  Further, if we remain a publicly reporting company, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), is expected to result in increased compliance costs for us due to new executive compensation and corporate governance requirements, though the extent of these costs and disclosures are still not known.

•	The public trading volume and liquidity of our Common Stock is already very limited, and we believe it will not be significantly affected if we become a non-public reporting company.

•
The Transaction will enable our small shareholders (those holding fewer than 400 shares of record, who represent a significant number of our record holders) to liquidate their holdings in us at a price determined to be fair by our Special Transaction Committee and Board of Directors, without incurring brokerage commissions.

•	The Transaction will reduce the additional direct and indirect costs associated with administering a large number of small shareholder accounts.

•	The Transaction will eliminate the additional indirect costs associated with management time and attention currently devoted to maintaining SEC reporting compliance

•
The Transaction will allow ACI to better control the dissemination of certain business information, which is currently disclosed in our periodic reports and, accordingly, made available to our competitors, vendors, customers, and other interested parties, potentially to our detriment.

For additional information, see “Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split” beginning on page 9 of this proxy statement.

Effects of the Reverse/Forward Stock Split

As a result of the Reverse/Forward Stock Split (in addition to the projected cost savings described above):

•
We expect that the number of our shareholders of record will be reduced substantially below 500, which, because the Company has had less than $10 million in total assets on the last day of each of its past three fiscal years, will allow us to suspend our reporting requirements, and terminate the registration of our Common Stock, under the Exchange Act.  Following these actions, we will no longer be subject to any reporting requirements under the Exchange Act or the related rules applicable to SEC reporting companies and will be able to eliminate most of the related, ongoing expenses pertaining to disclosure, reporting and compliance under the Exchange Act and the Sarbanes-Oxley Act, as well as additional expenses we would incur, if we remain a public reporting company, related to XBRL financial reporting and compliance with certain provisions of the Dodd-Frank Act.

•
Each share of Common Stock held by a shareholder of record (as identified in our records of security holders) owning fewer than 400 shares immediately prior to the effective time of the Reverse/Forward Stock Split will be converted into the right to receive $1.00 in cash (subject to any applicable U.S. federal, state and local withholding tax), without interest, per pre-split share.

•
Each share of Common Stock held by a shareholder of record (as identified in our records of security holders) owning 400 shares or more immediately prior to the effective time of the Reverse/Forward Stock Split, or by beneficial owners holding in “street name” through a nominee (such as a bank, broker or other third party) in an account with Cede & Co., regardless of the number of shares so held, will continue to represent one share of Common Stock after completion of the Transaction.  If you believe you may hold shares of Common Stock in “street name,” you should contact your broker or nominee to determine how your shares are held and whether they will be affected by the Reverse/Forward Stock Split.

•
The Reverse/Forward Stock Split is not expected to affect our current business plan or operations in any material way, except for the anticipated cost and management time savings associated with termination of our public reporting company obligations.

•
The Board of Directors anticipates that we will continue to have our Common Stock quoted on the Pink Sheets; however, liquidity is likely to be limited due to the fact that we will no longer file the reports required by the Exchange Act, which means shareholders will have access to less information about the Company and our business, operations and financial performance and may be less able to determine the value of their Common Stock.  Accordingly, shareholders may experience a significant decrease in the value of their Common Stock.

•
Our executive officers, directors and 10% shareholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC under Section 16 of the Exchange Act, and will no longer be subject to the related prohibitions against retaining short-swing profits in our shares of Common Stock.  Additionally, any persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.

•
The Reverse/Forward Stock Split is estimated to result in the retirement of approximately 92,153 shares of our Common Stock at a cost of $1.00 per share.  We estimate that the cost of the Transaction will total approximately $228,153, consisting of approximately $92,153 in direct payments to Cashed Out Shareholders plus approximately $136,000 of professional fees and other estimated expenses of the Transaction).  Such amount includes $51,900 already expended prior to our public announcement of the Transaction.  Accordingly (i) our aggregate shareholders’ equity will decrease from approximately $901,272 as of November 27, 2010 to approximately $704,925 on a pro forma basis (after giving effect to the estimated Transaction costs described above, less approximately $31,805 expended prior to the November 27, 2010 balance sheet date) and (ii) the book value per share of our Common Stock as of November 27, 2010, would decrease from $1.20 per share on a historical basis to approximately $1.07 on a pro forma basis.

•
The estimated costs of the Transaction could be larger or smaller depending on, among other things, the number of shares that are actually cashed-out in the Transaction or an increase in the costs and expenses of the Transaction.  We currently expect to fund these costs through a combination of funds provided by our operating cash flows and borrowings under our revolving line of credit with our primary lender, Gateway Bank & Trust Company.  Accordingly, we expect the aggregate impact of these costs to reduce our cash balances on hand, and increase borrowings under our revolving credit facility to the extent of any of such costs that we do not fund out of operating cash flows, following the completion of the Transaction.  We also may finance a portion of the costs of the Transaction through additional long term debt incurred with Gateway, although we presently do not have any such additional borrowing arrangements in place.  See “Special Factors—Source of Funds and Expenses” beginning on page 44 of this proxy statement.  We also note that we expect these costs to be offset in less than two years’ time by the cost savings of at least $129,000 per year which we expect as a result of the Transaction.

•
Presently, the shares of Common Stock beneficially held by our directors and executive officers represent approximately 1.03% of the outstanding Common Stock, and the shares held by Diana K. Richardson, both individually and as the controlling shareholder of ZBR, Inc., a Subchapter S corporation, represent an additional 65.20% of the outstanding Common Stock.  Upon the effectiveness of the Reverse/Forward Stock Split, and as a result of the reduction of the number of shares of Common Stock outstanding by approximately 92,153 shares, we estimate that the percentage of our outstanding of Common Stock held by our directors and executive officers will increase to 1.17%, and the percentage of our outstanding Common Stock held by Diana K. Richardson (both individually and as the controlling shareholder of ZBR, Inc.) will increase to 74.34%.  Accordingly, the aggregate percentage of the Company’s outstanding Common Stock held by our directors, executive officers and 10% shareholders is expected to increase from approximately 66.23% to approximately 75.52% as a result of the Reverse/Forward Stock Split, which will not affect the control of the Company.

•
The number of authorized shares and the par value of the Company's voting Common Stock will not be affected by consummation of the Reverse/Forward Stock Split. After giving effect to the Reverse/Forward Stock Split, we will continue to have 5,000,000 shares of voting Common Stock authorized, having a par value of $0.10 per share.  We intend to return all shares of Common Stock purchased by us from Cashed Out Shareholders to the status of authorized, but unissued shares of Common Stock.

For additional information, see “Special Factors—Effects of the Reverse/Forward Stock Split” beginning on page 19 of this proxy statement, “Special Factors—Alternatives Considered” beginning on page 28 of this proxy statement, “Special Factors—Fairness of the Reverse/Forward Stock Split” beginning on page 30 of this proxy statement and “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” beginning on page 27 of this proxy statement.

Determination of Shareholders of Record

•
In determining whether the number of our shareholders of record, or record holders, falls below 500 as a result of the Reverse/Forward Stock Split, we will count shareholders of record in accordance with Rule 12g5-1 under the Exchange Act.  Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including us, are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers.  However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of Rule 12g5-1 and related provisions of the Exchange Act.  Rather, we look through Cede & Co. and these depositories to the nominees named on accounts (such as banks or brokers holding shares in “street name” for beneficial owners) which are treated as the record holder of shares.  As of February 22, 2011, there were approximately 749 “record holders” of our shares of Common Stock, approximately 592 of which held fewer than 400 shares.

For additional information, see “Special Factors—Effects of the Reverse/Forward Stock Split” beginning on page 19 of this proxy statement.

Fairness of the Reverse/Forward Stock Split

The Special Transaction Committee and the Board of Directors fully considered and reviewed the terms, purposes, alternatives and effects of the proposed Reverse/Forward Stock Split.  Based on their review, the Special Transaction Committee and the Board of Directors (other than director Thomas Richardson, who was unable to participate due to illness) unanimously determined that the Reverse/Forward Stock Split is procedurally and substantively fair to, and in the best interests of, the Company’s unaffiliated shareholders, including our unaffiliated Cashed Out Shareholders and our unaffiliated Continuing Shareholders.

The Special Transaction Committee and the Board of Directors considered a number of factors in reaching their determinations, including:

•
The valuation report and the fairness opinion prepared by Southard Financial of Memphis, Tennessee (“Southard”), which was retained by the Special Transaction Committee to act as independent financial advisor to the Special Transaction Committee and the Board of Directors concerning the Transaction.  Southard provided a valuation report dated November 17, 2010 concerning the valuation of the Company’s Common Stock as of August 31, 2010.  Southard subsequently provided an opinion, dated February 8, 2011, to the effect that, as of such date and based on and subject to the factors and assumptions set forth therein, the consideration to be received by shareholders owning fewer than 400 shares of Common Stock of record immediately prior to the effective time of the Reverse/Forward Stock Split is fair, from a financial point of view, to all of our unaffiliated shareholders, including both unaffiliated Cashed Out Shareholders and unaffiliated Continuing Shareholders.

•
The anticipated significant cost savings due to the elimination of most of the expenses related to the disclosure, reporting and compliance requirements of the Exchange Act and the Sarbanes-Oxley Act, and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company, which we estimate will be a minimum of approximately $129,000 per year.

•
The fact that, due to the limited trading volume and liquidity of our shares of Common Stock, becoming a non-SEC reporting company will likely not significantly further limit the trading volume and liquidity of our Common Stock and the opportunity the Reverse/Forward Stock Split affords our smallest shareholders to obtain cash for their shares in a very limited trading market at a price determined to be fair by our Special Transaction Committee and Board of Directors, without incurring brokerage commissions.

•
The fact that, while the $1.00 per share price to be paid to Cashed Out Shareholders is less than the $1.50 price paid in the most recent two sporadic trades that occurred approximately one month and two months, respectively, prior to the Board’s approval of the Transaction, it still represents a premium of about 50% over the average bid price for the Company’s common stock on the Pink Sheets during ACI’s fiscal 2010 and the first half of fiscal 2011 ($0.66-$0.68 per share), and also represents a premium to the few isolated trades that occurred during the Company’s fiscal year 2010 and the first half of its fiscal 2011, while keeping the consideration paid to Cashed Out Shareholders consistent with the $1.00 per share price paid by the Company in its voluntary share repurchases in response to unsolicited shareholder requests over the past several years.

•
The fact that the Reverse/Forward Stock Split will not treat our directors, executive officers and shareholders who own more than 10% of our outstanding Common Stock, which we refer to in this proxy statement as our “affiliates,” any differently than shareholders who are not directors, executive officers or 10% shareholders, which we refer to in this proxy statement as our “unaffiliated shareholders,” including unaffiliated Cashed Out Shareholders and unaffiliated Continuing Shareholders.

•
The fact that shareholders who desire to retain their interest in the Company after the Reverse/Forward Stock Split can avoid being cashed out by either (i) converting their record ownership of our Common Stock into beneficial ownership by depositing their shares into an account held through a nominee (such as a bank, broker or other third party) that holds shares in “street name” through Cede & Co. prior to the effective time of the Reverse/Forward Stock Split, since only shareholders who own fewer than 400 shares of Common Stock on the Company’s shareholder records (e.g., “record holders”) will be cashed out in the Transaction or (ii) increasing the number of shares they hold of record to 400 shares or more prior to the effective time of the Reverse/Forward Stock Split.  Given the historically limited liquidity in our Common Stock, however, there can be no assurance that any shares will be available for purchase and, thus, there can be no assurance that a shareholder would be able to acquire sufficient shares to meet or exceed the required 400-share threshold of record ownership prior to the effective time of the Reverse/Forward Stock Split.

•
The fact that, under Georgia law, Cashed Out Shareholders who choose to do so will be entitled to dissent from the Reverse/Forward Stock Split and obtain payment for the fair value of their shares by complying with the procedures detailed in Part 2 of Title 14, Chapter 2, Article 13 of the Official Code of Georgia.

For additional information, see “Special Factors—Effects of the Reverse/Forward Stock Split” beginning on page 19 of this proxy statement, “Special Factors—Fairness of the Reverse/Forward Stock Split” beginning on page 30 of this proxy statement, “Special Factors—Opinion of Independent Financial Advisor” beginning on page 38 of this proxy statement, “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” beginning on page 27 of this proxy statement and “Special Factors—Dissenters’ Rights” beginning on page 45 of this proxy statement.

v

Advantages of the Reverse/Forward Stock Split

We believe that the advantages of the Reverse/Forward Stock Split for the Company and its shareholders include the following:

•
The Company will be able to terminate the registration of its Common Stock under the Exchange Act, which will eliminate the significant tangible and intangible costs of being a public reporting company, including the annual costs of compliance with the Exchange Act’s periodic disclosure requirements, the Sarbanes-Oxley Act and related regulations (with estimated tangible costs savings/cost avoidance of approximately $129,000 before taxes annually, consisting of (i) $114,000 in annual costs historically incurred and (ii) estimated annual costs of at least $15,000 that we would otherwise expect to incur, beginning with our Form 10-Q Report for the first quarter of the Company’s 2012 fiscal year, in additional professional services and related costs to comply with XBRL financial reporting.

•
We also expect to avoid additional increases in costs that would occur, if we were to remain a SEC reporting company, pursuant to compliance with the new executive compensation and corporate governance requirements of the Dodd-Frank Act, though the extent of these costs and disclosures are still not known.

•
There is a relatively illiquid and limited trading market in our shares.  As a result of the Reverse/Forward Stock Split, our smallest shareholders (who represent approximately 79% of our total number of record shareholders, but only approximately 12.3% of our total outstanding shares of Common Stock) will have the opportunity, without incurring brokerage commissions, to obtain cash for their shares at a price that represents a premium of about 50% over the average bid price for the Company’s common stock on the Pink Sheets during ACI’s fiscal 2010 and the first half of fiscal 2011 ($0.66-$0.68 per share), and also represents a premium to the few isolated trades that occurred during the Company’s fiscal year 2010 and the first half of its fiscal 2011, while keeping the consideration paid to Cashed Out Shareholders consistent with the $1.00 per share price paid by the Company in its voluntary share repurchases in response to unsolicited shareholder requests over the past several years.

•
Our executives will be relieved of the need to constantly adapt to the rapidly changing array of regulatory requirements imposed on SEC reporting companies in recent years, enabling them to focus more of their time and resources on our responding to the current challenges facing our business and growing long-term shareholder value.

•
The Company will be able to control the dissemination of certain business information, which is currently disclosed in our periodic reports and, accordingly, made available to our competitors, vendors, customers, and other interested parties, potentially to our detriment.

•
Our affiliated shareholders will be treated no differently than our unaffiliated shareholders, since the sole determining factor as to whether a shareholder will be a Continuing Shareholder after the Transaction is the number of shares of our Common Stock that they own of record on the effective time of the Reverse/Forward Stock Split.  As noted above, shareholders wishing to retain their equity interest in the Company after the Transaction may do so either by depositing their shares into a “street name” account prior to the effective time of the Transaction or, to the limited extent that additional shares may be available for purchase or otherwise, by increasing their record holdings of our Common Stock to more than 400 shares prior to such time.

For additional information, see “Special Factors—Purposes of and Reasons for the Reverse/Forward Stock Split” beginning on page 9 of this proxy statement, and “Special Factors—Fairness of the Reverse/Forward Stock Split” beginning on page 30 of this proxy statement.

Disadvantages of the Reverse/Forward Stock Split

The Reverse/Forward Stock Split also will have certain disadvantages for shareholders, including the following:

•
Shareholders owning fewer than 400 shares of the Company’s Common Stock of record will not have an opportunity to liquidate their shares at a time and for a price of their choosing; instead, they will be cashed out and will no longer be shareholders of the Company and will not have the opportunity to participate in or benefit from any future potential appreciation in the Company’s value.

•
Beneficial owners of Common Stock in “street name” will be treated differently than shareholders of record (as identified in our records of security holders).  Shareholders of record holding fewer than 400 shares of our Common Stock immediately prior to the Transaction will be cashed out.  However, beneficial owners holding in “street name” through a nominee as the shareholder of record (such as a bank, broker or other third party) which holds an aggregate of 400 or more shares immediately prior to the Transaction will not be cashed out and will remain as Continuing Shareholders.  Similarly, beneficial owners holding shares in “street name” immediately prior to the Transaction through a nominee as the shareholder of record (such as a bank, broker or other third party) in an account with Cede & Co., regardless of the number of shares held, will not be cashed out and will remain as Continuing Shareholders following the Transaction.  Since most nominees hold shares in accounts with Cede & Co., most beneficial owners will not be cashed out in the Transaction regardless of the number of shares of Common Stock they beneficially own.

•
We will cease to file annual, quarterly, current, and other reports and documents with the SEC, and shareholders will cease to receive annual reports and proxy statements as required under the Exchange Act.  While we intend to continue to make information regarding the Company’s business and results of operations available to our shareholders after the Reverse/Forward Stock Split, we can make no assurances as to the type of information that we will provide, the form in which the information will be presented, and the frequency with which we will make such information available. As such, Continuing Shareholders following the Reverse/Forward Stock Split and our vendors and customers will not have available all of the information regarding the Company’s operations and results that is currently available in the Company’s filings with the SEC.  As a result, it may be more difficult for our vendors and customers to determine the creditworthiness of the Company.

•
The Company will no longer be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Exchange Act (other than the general anti-fraud provisions thereof), and our officers will no longer be required to certify the accuracy of the Company’s financial statements.

•
While we anticipate that our Common Stock will continue to be quoted on either the “limited information” or the “no information” tier of the Pink Sheets, due to the possible limited liquidity for our Common Stock, the suspension of our obligation to publicly disclose financial and other information following the Reverse/Forward Stock Split and the deregistration of our Common Stock under the Exchange Act, continuing shareholders may potentially experience a significant decrease in the liquidity and/or the market value of their Common Stock.  In addition, because market makers (and not the Company) quote our Common Stock in the Pink Sheets, we cannot guarantee that our Common Stock will always be available for trading in the Pink Sheets.

•
Our executive officers, directors and 10% shareholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC under Section 16 of the Exchange Act, and will no longer be subject to the related prohibitions against retaining short-swing profits in our shares of Common Stock.  Additionally, any persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.

•
As of the Record Date, approximately 66.23% of our issued and outstanding shares of Common Stock eligible to vote with respect to the Transaction were collectively held by our directors and executive officers (who hold approximately 1.03% of our outstanding Common Stock), and by our controlling shareholder, Diana K. Richardson (who individually, and as the controlling shareholder of ZBR, Inc., a Subchapter S corporation, holds approximately 65.20% of our outstanding Common Stock).  As noted above, our directors, executive officers, and controlling shareholder have indicated that they intend to vote all of their shares of our Common Stock “FOR” the Transaction.  If such persons vote their shares as indicated, this will assure approval of the Transaction at the Special Meeting.

•
We estimate that the cost of the Transaction will total approximately $228,153, consisting of approximately $92,153 in direct payments to Cashed Out Shareholders plus approximately $136,000 of professional fees and other estimated expenses of the Transaction).  Such amount includes $51,900 already expended prior to our public announcement of the Transaction.  This total amount could be larger or smaller depending on, among other things, the number of shares that are actually cashed-out in the Transaction or an increase in the costs and expenses of the Transaction.  We currently expect to fund these costs through a combination of funds provided by our operating cash flows and borrowings under our revolving line of credit with our primary lender, Gateway Bank & Trust Company.  Accordingly, we expect the aggregate impact of these costs to reduce our cash balances on hand, and increase borrowings under our revolving credit facility to the extent of any of such costs that we do not fund out of operating cash flows, following the completion of the Transaction.  We also may finance a portion of the costs of the Transaction through additional long term debt incurred with Gateway, although we presently do not have any such additional borrowing arrangements in place.  See “Special Factors—Source of Funds and Expenses” beginning on page 44 of this proxy statement.  We also note that we expect these costs to be offset in less than two years’ time by the cost savings of at least $129,000 per year which we expect as a result of the Transaction.

•
The Reverse/Forward Stock Split and subsequent filing of a Form 15 to deregister our Common Stock will result in the suspension, and not the termination, of our filing obligations under the Exchange Act.  If on the first day of any fiscal year after the suspension of our filing obligations we have more than 500 shareholders of record (or more than 300 shareholders of record if our assets at such time exceed $10 million), then we must resume reporting pursuant to Section 15(d) of the Exchange Act, which would cause us once again to incur many of the expenses that we expect to save by virtue of the Transaction.

•
The deregistration and subsequent decreased liquidity of our Common Stock may result in the Company having less flexibility in attracting and retaining executives and other employees because equity-based incentives (such as stock options) tend not to be viewed as having the same value in a non-public reporting company.  Since there has never been significant liquidity in the market for our Common Stock, however, historically we have not utilized such incentives as part of our compensation programs.

•
Our Common Stock may be a less attractive acquisition currency, as an acquirer of illiquid securities of a privately held company must depend on liquidity either via negotiated buy-out or buy-back arrangements, or a liquidity event by the Company that is generally outside of an acquirer’s control.  Historically, however, we have not utilized our stock to fund acquisitions.

•
Following the Reverse/Forward Stock Split, since we will no longer be registered with the SEC and will not be filing the periodic reports and proxy statements required under the Exchange Act, it will likely be more costly and time consuming for us to access the public equity and public debt markets, or to raise equity capital from private sources, although historically we have not done this in many years.

•
Companies that lose their status as a public reporting company may risk losing prestige in the eyes of the public, the investment community and other key constituencies, such as vendors who may have more difficulty determining the creditworthiness of the Company.

•
These factors also could make it more difficult and expensive for the Company to access the private debt markets, although, given the nature of our current relationship with our primary bank lender, Gateway Bank & Trust Company, we do not expect the Reverse/Forward Stock Split to have a negative impact on the Company’s ability to meet its current financing needs.

For additional information, see “Special Factors—Effects of the Reverse/Forward Stock Split” beginning on page 19 of this proxy statement, and “Special Factors—Fairness of the Reverse/Forward Stock Split” beginning on page 30 of this proxy statement.

Managing the Risk That ACI Might Once Again Become a Public Reporting Company

•
We need to keep the number of holders of record of our Common Stock below 500 (or below 300, if our total assets should ever exceed $10 million) to avoid being required to re-register our Common Stock under the Exchange Act and resume filing public reports with the SEC.

•
We considered, but rejected, an additional amendment to our Articles of Incorporation adding a right of first refusal to the terms of our Common Stock, to give ACI a standing option to repurchase shares of Common Stock proposed to be transferred by a Continuing Shareholder if such transfer would cause the number of shareholders of record of our Common Stock to equal or exceed 250.  However, under the terms of the Georgia Business Corporation Code, such a right of first refusal could only bind Continuing Shareholders who voted in favor of the right of first refusal at the Special Meeting (or shareholders who acquired their shares after adoption of the right of first refusal with notice of its existence, such as through placing a legend on all new stock certificates).  We decided against this course of action, both because it would have created differences in the rights of our Continuing Shareholders following the Special Meeting – depending on whether or not they voted in favor of such a right of first refusal – and also because these differences could significantly increase the administrative burden and expense to the Company of continuing to act as its own transfer agent, depriving ACI and our Continuing Shareholders of a portion of the benefits we expect to receive from the Transaction.

•
Since our total assets are significantly less than $10 million, being approximately $3.8 million as of the end of our most recent fiscal quarter (ended November 27, 2010), and we expect there will be approximately 157 record holders of our Common Stock remaining after the Transaction, we believe ACI should be able to pursue other means – such as, from time to time, entering into separate, privately negotiated transactions with various small lot shareholders to purchase additional Common Stock – to achieve the goal of keeping our total number of record shareholders below the level that would once again make us a public reporting company.

For additional information, see “Special Factors—Effects of the Reverse/Forward Stock Split” beginning on page 19 of this proxy statement and “Special Factors—Background of the Reverse/Forward Stock Split” beginning on page 12 of this proxy statement.

Voting on the Reverse/Forward Stock Split

•
The affirmative vote of a majority of all shares of Common Stock issued and outstanding and entitled to vote at the Meeting will be required to approve the proposed amendments to the Articles of Incorporation to effect the reverse stock split and the forward stock split.  Our Board of Directors recommends that all shareholders vote “FOR” these amendments.

•
Our affiliated shareholders, which includes those members of our Board of Directors and Company executive officers who hold shares of our Common Stock, as well as our controlling shareholder, Diana K. Richardson, have indicated that they intend to vote their shares of our Common Stock (496,377 shares, or approximately 66.23% of our issued and outstanding shares eligible to vote at the Special Meeting) “FOR” these amendments, to effect the Reverse/Forward Stock Split.  Accordingly, if all of such shares are voted as indicated, the Reverse/Forward Stock Split will be approved by the Company’s shareholders at the Special Meeting.

For additional information, see “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” beginning on page 27 of this proxy statement, “Proposal No. 1 – Amendment to the Company’s Articles of Incorporation to Effect the Reverse Stock Split” beginning on page 52 of this proxy statement, and “Proposal No. 2 – Amendment to the Company’s Articles of Incorporation to Effect the Forward Stock Split” beginning on page 53 of this proxy statement.

Mechanics and Effectiveness of the Reverse/Forward Stock Split

We anticipate that the Reverse/Forward Stock Split will be effected as soon as possible after the date of the Special Meeting, pursuant to the following steps:

•
The Reverse/Forward Stock Split will take effect on the date we file Certificates of Amendment to our Articles of Incorporation (one Certificate effecting a reverse stock split, the other effecting a forward stock split) with the Secretary of State of the State of Georgia, or on any later date that we may specify in such Certificates of Amendment, which we refer to as the “Effective Date.”

•
At 6:00 p.m. Eastern Time on the Effective Date, we will effect a l-for-400 reverse stock split of our Common Stock, pursuant to which each record holder of 400 or more shares of Common Stock immediately before the reverse stock split will, immediately after the reverse stock split, hold one share of Common Stock for each 400 shares held prior to the reverse stock split, and a fractional share representing former shares in excess of the nearest lower multiple of 400 former shares.  As a result, each Cashed Out Shareholder (those owning fewer than 400 shares of our Common Stock of record immediately before the Transaction) will receive the right to be paid cash in exchange for the resulting fractional share of Common Stock and will no longer be a shareholder of the Company.

•
At 6:01 p.m. Eastern Time on the Effective Date (and after completion of the reverse stock split), we will effect a 400-for-1 forward stock split of our Common Stock, pursuant to which each record holder of one or more shares of Common Stock immediately after the reverse stock split and immediately before the forward stock split will, immediately after the forward stock split, hold 400 shares of Common Stock for each share held of record prior to the forward stock split.  Accordingly, each shareholder holding 400 or more shares of Common Stock of record immediately before the Reverse/Forward Stock Split will continue to hold the same number of shares after the completion of the Reverse/Forward Stock Split and will not receive any cash payment.

•
Following the Effective Date of the Reverse/Forward Stock Split, transmittal materials will be sent to those shareholders entitled to a cash payment that will describe how to turn in their share certificates and receive the cash payments.  Those shareholders entitled to a cash payment should not turn in their share certificates at this time.

For additional information, see “Additional Information Regarding the Reverse/Forward Stock Split” beginning on page 54 of this proxy statement.

Effect on the Company’s Business Operations

•
The Reverse/Forward Stock Split is not expected to affect our current business plan or operations, except for the anticipated cost and management time savings associated with termination of our SEC reporting obligations.  To the extent it reduces management time spent on compliance and disclosure matters attributable to our Exchange Act filings, however, it will enable management to increase its focus on responding to the current challenges facing our business and growing long-term shareholder value.  We anticipate that the same executive officers and directors will continue in their roles as executive officers and directors of ACI following the Reverse/Forward Stock Split.

For additional information, see “Special Factors—Effects of the Reverse/Forward Stock Split” beginning on page 19 of this proxy statement.

Unclaimed Property Laws

•	All cash amounts payable to Cashed Out Shareholders in lieu of fractional shares that remain unclaimed will be subject to applicable state laws regarding abandoned property.

For additional information, see “Additional Information Regarding the Reverse/Forward Stock Split—Unclaimed Property Laws” beginning on page 57 of this proxy statement.

Material U.S. Federal Income Tax Consequences of the Reverse/Forward Stock Split

•
The receipt of cash by a Cashed Out Shareholder in exchange for Common Stock in the Reverse/Forward Stock Split generally will be taxable for U.S. federal income tax purposes.  The Company, acting as its own transfer agent, may withhold 28% of any gross payments made to a Cashed Out Shareholder with respect to the Transaction, unless such holders provide their social security or other taxpayer identification numbers (or, in some instances, additional information) to the Company as specified in the letter of transmittal provided by the Company in connection with the surrender of such holder’s Common Stock certificates following the Effective Date of the Reverse/Forward Stock Split.  In general, neither the Company nor any Continuing Shareholder who does not receive cash in the Reverse/Forward Stock Split should be subject to U.S. federal income taxation with respect to the Transaction.

For additional information, see “Special Factors—Material U.S. Federal Income Tax Consequences of the Reverse/Forward Stock Split” beginning on page 48 of this proxy statement.

Dissenters’ Rights

•
Under Georgia law, Cashed Out Shareholders who choose to do so will be entitled to dissent from the Reverse/Forward Stock Split and obtain payment for the fair value of their shares by complying with the procedures detailed in Part 2 of Title 14, Chapter 2, Article 13 of the Official Code of Georgia

TO PERFECT DISSENTERS’ RIGHTS, YOU MUST COMPLY WITH ARTICLE 13 OF THE GEORGIA BUSINESS CORPORATION CODE, WHICH REQUIRES, AMONG OTHER THINGS, THAT YOU GIVE AMERICAN CONSUMERS, INC. NOTICE OF YOUR INTENT TO DISSENT FROM THE AMENDMENT EFFECTING THE REVERSE SPLIT OF OUR COMMON STOCK PRIOR TO THE SHAREHOLDER VOTE ON SUCH AMENDMENT AT THE SPECIAL MEETING, AND THAT YOU NOT VOTE YOUR SHARES IN FAVOR OF THE AMENDMENT EFFECTING THE REVERSE STOCK SPLIT.  NOTICE OF INTENT TO DISSENT FROM THE REVERSE STOCK SPLIT AMENDMENT SHOULD BE SENT TO: AMERICAN CONSUMERS, INC., P.O. BOX 2328, FORT OGLETHORPE, GEORGIA 30742, ATTN: CORPORATE SECRETARY.  ANY SHAREHOLDER WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH HIS OR HER SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE REVERSE STOCK SPLIT AMENDMENT AND WILL NOT BE ENTITLED TO ASSERT DISSENTERS’ RIGHTS.  FAILURE TO VOTE AGAINST THE REVERSE STOCK SPLIT AMENDMENT WILL NOT RESULT IN A WAIVER OF YOUR RIGHT TO DISSENT.  FURTHERMORE, VOTING AGAINST THE REVERSE STOCK SPLIT AMENDMENT WILL NOT SATISFY THE REQUIREMENT THAT YOU PROVIDE AMERICAN CONSUMERS, INC. WITH NOTICE OF YOUR INTENT TO DISSENT FROM THE REVERSE STOCK SPLIT AMENDMENT.

x

For additional information, see “Special Factors—Dissenters’ Rights” beginning on page 45 of this proxy statement.

Reservation of Right to Terminate the Reverse/Forward Stock Split

•
The Board of Directors has reserved the right to abandon the Reverse/Forward Stock Split if it believes the Transaction is no longer in our best interests, and the Board of Directors has retained authority, in its discretion, to withdraw the Reverse/Forward Stock Split from the agenda of the Special Meeting, and to cancel the Special Meeting, prior to any vote by our shareholders.  In addition, even if the Reverse/Forward Stock Split is approved by shareholders at the Special Meeting, the Board of Directors may determine not to implement the Reverse/Forward Stock Split if it subsequently determines that the Reverse/Forward Stock Split is not in the best interests of the Company and its shareholders.

For additional information, see “Special Factors—Failure to Effect the Reverse/Forward Stock Split” beginning on page 26 of this proxy statement.

Page
SUMMARY TERM SHEET	i
Reverse/Forward Stock Split	i
Purposes of and Reasons for the Reverse/Forward Stock Split	i
Effects of the Reverse/Forward Stock Split	ii
Determination of Shareholders of Record	iv
Fairness of the Reverse/Forward Stock Split	iv
Advantages of the Reverse/Forward Stock Split	vi
Disadvantages of the Reverse/Forward Stock Split	vii
Managing the Risk That ACI Might Once Again Become a Public Reporting Company	ix
Voting on the Reverse/Forward Stock Split	ix
Mechanics and Effectiveness of the Reverse/Forward Stock Split	ix
Effect on the Company’s Business Operations	x
Unclaimed Property Laws	x
Material U.S. Federal Income Tax Consequences of the Reverse/Forward Stock Split	x
Dissenters’ Rights	x
Reservation of Right to Terminate the Reverse/Forward Stock Split	xi
TABLE OF CONTENTS	xii
INTRODUCTION	1
QUESTIONS AND ANSWERS ABOUT THE MEETING AND TRANSACTION	2
Why am I receiving these materials?	2
What information is contained in these materials?	2
What is the time and place of the Special Meeting?	2
Who is soliciting my proxy?	2
What proposals will be voted on at the Special Meeting?	2
How does the Company’s Board recommend that I vote on these proposals?	3
What is the difference between holding shares as a shareholder of record and as a beneficial owner?	3
Why are only shares of certain Common Stock holders being cashed out?	3
What happens to my shares if I hold all of my shares of Common Stock in ‘street name’?	4
What happens if I hold a total of 400 or more shares of Common Stock through a combination of record ownership in my name and one or more brokerage firms in street name?	4
If I hold fewer than 400 shares of Common Stock, is there any way I can avoid my shares being cashed out in the Reverse/Forward Stock Split?	4
Is there anything I can do if I hold 400 or more shares of Common Stock, but would like to take advantage of the opportunity to receive cash for my shares as a result of the Reverse/Forward Stock Split?	5
When will the Reverse/Forward Stock Split become effective?	5

Should I send in my stock certificates now?	5
Am I entitled to dissenters’ rights in connection with the Reverse/Forward Stock Split?	6
Who is entitled to attend and vote at the Special Meeting?	6
How many shares were outstanding on the Record Date?	6
What constitutes a quorum for purposes of the Special Meeting?	6
What vote is required to approve the proposals?	6
What shares can I vote?	6
How can I vote my shares without attending the Special Meeting?	7
Can I change my vote, either prior to or at the Special Meeting?	7
What does it mean if I receive more than one proxy card for the Special Meeting?	7
How are votes counted?	7
What is a ‘broker non-vote’?	7
How are broker non-votes counted?	7
Can the Special Meeting be adjourned or postponed?	8
What will happen if the Reverse/Forward Stock Split is not approved?	8
If the Reverse/Forward Stock Split is approved by the shareholders, can the Board of Directors determine not to proceed with the Transaction?	8
Where can I find the voting results of the Special Meeting?	8
SPECIAL FACTORS	9
Purposes of and Reasons for the Reverse/Forward Stock Split	9
Background of the Reverse/Forward Stock Split	12
Determination of Shareholders of Record	19
Effects of the Reverse/Forward Stock Split	19
Failure to Effect the Reverse/Forward Stock Split	26
Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons	27
Alternatives Considered	28
Fairness of the Reverse/Forward Stock Split	30
Procedural Fairness	31
Substantive Fairness	32
Disadvantages of the Reverse/Forward Stock Split	34
Opinion of Independent Financial Advisor	38
Source of Funds and Expenses	44
Prospective Financial Information	45
Dissenters’ Rights	45
Material U.S. Federal Income Tax Consequences	48
Anticipated Accounting Treatment	51
Regulatory Approvals	51
PROPOSAL NO. 1 AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT	52
Structure of the Reverse Stock Split	52
Vote Required for Approval of Proposal No. 1	52
Recommendation of the Board of Directors	52
PROPOSAL NO. 2 AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT THE FORWARD STOCK SPLIT	53
Structure of the Forward Stock Split	53
Vote Required for Approval of Proposal No. 2	53
Recommendation of the Board of Directors	53
ADDITIONAL INFORMATION REGARDING THE REVERSE/FORWARD STOCK SPLIT	54
Effective Date for the Transaction	54
Conversion of Shares in the Reverse/Forward Stock Split	54
Exchange of Shares; Process for Payment for Fractional Shares	55
Unclaimed Property Laws	57
Litigation	57
ADDITIONAL INFORMATION REGARDING THE COMPANY AND THE SPECIAL MEETING	57
General Information About the Company and the Special Meeting	57
Record Date, Vote Required and Related Matters	58

Costs of Proxy Solicitation and the Reverse/Forward Stock Split	59
Adjournment or Postponement	59
Market for the Company’s Common Stock	59
Dividend Policy	59
Past Contacts, Transactions, Negotiations and Agreements	60
Stock Purchases	60
Directors and Executive Officers	61
Security Ownership of Certain Beneficial Owners	63
Additional Information Regarding the Company's Controlling Shareholder	64
Citizenship and Absence of Legal Proceedings	64
Certain Relationships and Related Transactions	64
FINANCIAL INFORMATION	65
Summary Historical Financial Information	65
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS	66
WHERE YOU CAN FIND MORE INFORMATION	66
SHAREHOLDER PROPOSALS	67
PROXY MATERIALS DELIVERED TO A SHARED ADDRESS	67
OTHER BUSINESS	67

ANNEX A-1	PROPOSED FORM OF AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

ANNEX A-2	PROPOSED FORM OF AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT FORWARD STOCK SPLIT

ANNEX B	ARTICLE 13 OF THE GEORGIA BUSINESS CORPORATION CODE RELATING TO DISSENTERS’ RIGHTS

ANNEX C	THE FINANCIAL ADVISOR’S VALUATION OF THE COMPANY’S COMMON STOCK AS OF AUGUST 31, 2010

ANNEX D	THE FINANCIAL ADVISOR’S FAIRNESS OPINION

ANNEX E	AMERICAN CONSUMERS, INC – FINANCIAL STATEMENTS AND MANAGEMENT’S DISCUSSION AND ANALYSIS FOR THE FISCAL YEAR ENDED MAY 29, 2010

ANNEX F	AMERICAN CONSUMERS, INC – FINANCIAL STATEMENTS AND MANAGEMENT’S DISCUSSION AND ANALYSIS FOR THE FISCAL QUARTER ENDED NOVEMBER 27, 2010

PROXY STATEMENT
AMERICAN CONSUMERS, INC.

SPECIAL MEETING OF SHAREHOLDERS
MARCH 31, 2011

INTRODUCTION

The accompanying proxy is being solicited by the Board of Directors of American Consumers, Inc., a Georgia corporation (the “Company” or “ACI”), on behalf of the Company for use at a special meeting of shareholders to be held at 1:00 p.m., Eastern Time, on Thursday, March 31, 2011 (the “Special Meeting”), at ACI’s General Office, 55 Hannah Way, Rossville, Georgia and at any adjournment thereof.  The approximate date on which the proxy statement and the form of proxy are being sent to shareholders is on or about March 15, 2011.  The cost of preparing and mailing the enclosed material is to be borne by the Company.

At the Special Meeting, the following matters will be considered:

1.           The approval of an amendment to the Company’s Articles of Incorporation to effect a 1-for-400 reverse stock split of the Company’s outstanding Common Stock, such that shareholders owning fewer than 400 shares of Common Stock of record will have such shares cancelled and converted into the right to receive the cash consideration set forth herein;

2.           The approval of an amendment to the Company’s Articles of Incorporation to effect a 400-for-1 forward stock split of the Company’s outstanding Common Stock after giving effect to the reverse stock split (together with the reverse stock split, the “Reverse/Forward Stock Split”).  If the amendment to the Company’s Articles of Incorporation to effect the reverse stock split is not approved by our shareholders, the proposal to amend the Company’s Articles of Incorporation to effect the forward stock split will be withdrawn; and

3.           The transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors recommends that shareholders vote FOR the amendments to the Company’s Articles of Incorporation to effect the Reverse/Forward Stock Split.  The Company’s principal office is located at 55 Hannah Way, Rossville, Georgia 30741.  The Company’s telephone number is 706-861-3347.

THE REVERSE/FORWARD STOCK SPLIT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, AND NEITHER THE SECURITIES EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE FAIRNESS OR MERITS OF THE REVERSE/FORWARD STOCK SPLIT OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND TRANSACTION

Q: Why am I receiving these materials?

A: The Board of Directors is providing these proxy materials for you in connection with a special meeting (the “Special Meeting”).  As a shareholder, you are invited to attend the Special Meeting and are entitled to and requested to vote on the Reverse/Forward Stock Split described in this proxy statement.

Q: What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process and other required information.

Q: What is the time and place of the Special Meeting?

A: The Special Meeting will be held at 1:00 p.m., Eastern Time, on Thursday, March 31, 2011, at our General Office, 55 Hannah Way, Rossville, Georgia.

Q: Who is soliciting my proxy?

A: The Board of Directors of American Consumers, Inc.

Q: What proposals will be voted on at the Special Meeting?

A: You are being asked to vote on the approval of the proposed amendments to our Articles of Incorporation that will provide for a Reverse/Forward Stock Split, consisting of:

(i)	a 1-for-400 reverse split of our Common Stock; and

(ii)	a 400-for-1 forward split of our Common Stock immediately following the reverse stock split.

Under the Reverse/Forward Stock Split:

•
Each share of our Common Stock held by a shareholder of record (as identified in our records of security holders) holding fewer than 400 shares immediately prior to the effective time of the reverse stock split in that shareholder’s own name will be converted into the right to receive $1.00 in cash, without interest, on a pre-split basis.

•
Each share of our Common Stock held by a shareholder of record (as identified in our records of security holders) holding 400 shares or more immediately prior to the effective time of the reverse stock split in that shareholder’s own name will continue to represent one share of Common Stock after completion of the Transaction.

•
Each share of our Common Stock held by a beneficial owner in “street name” through a nominee as the shareholder of record (such as a bank, broker or other third party) which holds on an aggregated basis fewer than 400 shares immediately prior to the effective time of the reverse stock split and does not hold such shares in an account with Cede & Co. will be converted into the right to receive $1.00 in cash, without interest, on a pre-split basis.

•
Each share of our Common Stock held by a beneficial owner in “street name” through a nominee as the shareholder of record (such as a bank, broker or other third party) which holds on an aggregated basis 400 or more shares immediately prior to the effective time of the reverse stock split will continue to represent one share of Common Stock after completion of the Transaction.

•
Each share of our Common Stock held by a beneficial owner in “street name” through a nominee as the shareholder of record (such as a bank, broker or other third party) in an account with Cede & Co., regardless of the number of shares held immediately prior to the effective time of the reverse stock split, will continue to represent one share of Common Stock after completion of the Transaction.

Although both the reverse stock split and the forward stock split will be voted on separately, we will not effect either the reverse stock split or the forward stock split unless both proposals are approved by our shareholders.  The Company will have fewer than 500 shareholders of record after the Reverse/Forward Stock Split, and intends to file a Form 15 with the SEC to deregister the Company’s Common Stock.  Thereafter, the Company would no longer be subject to the SEC reporting and related requirements of the Exchange Act.

Any trading in our Common Stock after the Transaction will continue to occur only in the Pink Sheets over-the-counter market operated by OTC Markets Group, Inc. (a centralized quotation service that collects and publishes market maker quotes for securities) or in privately negotiated sales.  Please note, however, that because market makers (and not the Company) quote our Common Stock in the Pink Sheets market, we cannot guarantee that our Common Stock will always be available for trading in the Pink Sheets.  You are also being asked to transact such other business as may properly come before the meeting.

Q: How does the Company’s Board recommend that I vote on these proposals?

A: Our Board of Directors has determined that the reverse stock split and the forward stock split are advisable and in the best interests of the Company and its shareholders.  Our Board of Directors (other than director Thomas Richardson, who was unable to participate due to illness) has therefore unanimously approved the reverse stock split and the forward stock split (collectively constituting the Reverse/Forward Stock Split), and recommends that you vote “FOR” approval of these matters at the Special Meeting.

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A: Many of our shareholders hold their shares through a broker, bank, or other nominee rather than directly in their own name.  As summarized below, there are important distinctions between shares held of record and those owned beneficially.

Shareholder of Record: If your shares are registered directly in your name in the security holder records maintained by the Company, which serves as its own transfer agent, you are considered, with respect to those shares, to be the “shareholder of record,” and these proxy materials are being sent to you by us.  As the shareholder of record, you have the right to vote by proxy or in person at the Special Meeting.  We have enclosed proxy cards for you to use for the shares of Common Stock that you own.

Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” with respect to those shares, and the proxy materials are being forwarded to you by your broker or other nominee.  As the beneficial owner, you have the right to direct your broker or other nominee how to vote and are also invited to attend the Special Meeting.  As the beneficial owner, however, you are not the shareholder of record, and you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy appointment form from your broker or other nominee giving you the right to vote the shares.  To vote by proxy, you must follow the voting instructions provided by your broker, bank or other nominee.

Q: Why are only shares of certain Common Stock holders being cashed out?

A: A primary purpose of the Reverse/Forward Stock Split is to reduce the number of our “record holders” (as defined by Rule 12g5-1 of the Exchange Act), which consists of our shareholders of record (as identified in our records of security holders) and nominees holding shares in accounts with Cede & Co. for beneficial owners, but not beneficial shareholders holding shares in “street name” through such nominees, below 500, which will allow us to terminate the registration of our Common Stock under the Exchange Act.  We elected to structure the Transaction so that it would only affect record holders identified in our records of security holders (those shareholders holding shares in their own names and nominees of beneficial owners holding shares in “street name” where such nominee does not hold such shares in an account with Cede & Co.) to minimize the number of cashed out shares and, in turn, the cost to the Company of the Reverse/Forward Stock Split, while still allowing shareholders and beneficial owners some flexibility with respect to whether they will remain Continuing Shareholders after the Transaction.  See “Special Factors—Effects of the Reverse/Forward Stock Split—Important Information Regarding Beneficial Ownership and Record Ownership” beginning on page 21 of this proxy statement.

Q: What happens to my shares if I hold all of my shares of Common Stock in ‘street name’?

A: If you hold all your shares of our Common Stock in street name through a nominee (such as a bank, broker or other third party), you are not considered to be the record holder of those shares.  You are the “beneficial owner” of those shares.  The Reverse/Forward Stock Split will not affect shares of Common Stock held by beneficial owners in “street name” through a nominee (such as a bank, broker or other third party) unless such nominee holds on an aggregated basis fewer than 400 shares immediately prior to the effective time of the Transaction and does not hold such shares in an account with Cede & Co., in which case such shares will be converted into the right to receive $1.00 in cash, without interest, for each share of our Common Stock held immediately before the Reverse/Forward Stock Split.  Otherwise, each share of Common Stock held in “street name” will continue to represent one share of Common Stock after completion of the Reverse/Forward Stock Split.  Beneficial owners holding shares in “street name” through a nominee in an account with Cede & Co., regardless of the number of shares held, immediately prior to the effective time of the Reverse/Forward Stock Split will be unaffected by the Transaction and continue to hold the same number of shares of our Common Stock after completion of the Transaction.  Accordingly, if you hold your shares of our Common Stock in “street name,” we encourage you to contact your bank, broker or other nominee.  If you hold fewer than 400 shares of Common Stock in “street name” through a nominee and want to have your shares exchanged for cash in the Transaction, you must instruct your nominee to transfer your shares into a record account in your name in a timely manner so that you will be considered a record holder immediately prior to the Reverse/Forward Stock Split.

Q: What happens if I hold a total of 400 or more shares of Common Stock through a combination of record ownership in my name and one or more brokerage firms in street name?

We will treat shares of Common Stock held of record in your name and those held in “street name” through a nominee (such as a bank, broker or other third party) separately.  We will not combine the number of shares held of record in your name and those in “street name” accounts in determining which shares will be cashed out.  As a result, a shareholder holding 400 or more shares of Common Stock in a combination of street name accounts and record ownership accounts may nevertheless have those shares held of record cashed-out.  For example, if you are the record holder of fewer than 400 shares of our Common Stock immediately prior to the effective time of the Reverse/Forward Stock Split, you will receive $1.00 in cash per share, without interest, from us for each share held of record immediately prior to the Reverse/Forward Stock Split.  The Reverse/Forward Stock Split will not affect shares of Common Stock held by beneficial owners in “street name” through a nominee (such as a bank, broker or other third party) unless such nominee holds on an aggregated basis fewer than 400 shares immediately prior to the effective time of the Transaction and does not hold such shares in an account with Cede & Co., in which case such shares will be converted into the right to receive $1.00 in cash per share, as described above.  Otherwise, each share of Common Stock held in “street name” will continue to represent one share of Common Stock after completion of the Reverse/Forward Stock Split.

If you are in this situation and do not desire to have your shares cashed out in the Reverse/Forward Stock Split, you must transfer to your record account sufficient additional shares to cause you to hold in your name a minimum of 400 shares of record immediately prior to the effective time of the Reverse/Forward Stock Split, or transfer shares held of record in your name to “street name” with a nominee holding shares in an account with Cede & Co. prior to the effective time of the Reverse/Forward Stock Split.  Given the historically limited liquidity in our Common Stock, we cannot assure you that any shares will be available for purchase and thus there is a risk that you may not be able to acquire sufficient shares to meet or exceed the required 400 shares.

Q: If I hold fewer than 400 shares of Common Stock, is there any way I can avoid my shares being cashed out in the Reverse/Forward Stock Split?

A: If you are a record holder identified in our records of security holders (those shareholders holding shares in their own names) and hold fewer than 400 shares of our Common Stock immediately prior to the effective time of the Reverse/Forward Stock Split, you can avoid having your shares cashed out in the Reverse/Forward Stock Split by acquiring, prior to the effective time of the Transaction, sufficient additional shares to cause you to hold a minimum of 400 shares of record immediately prior to the effective time of the Reverse/Forward Stock Split.  However, given the historically limited liquidity in our Common Stock, we cannot assure you that any shares will be available for purchase and thus there is a risk that you may not be able to acquire sufficient shares to meet or exceed the required 400 shares.  If you were unable to do so, your shares would be cashed out and you would no longer remain a shareholder after the effective time of the Reverse/Forward Stock Split.  In the alternative, you can also avoid having your shares cashed out in the Reverse/Forward Stock Split by transferring your shares, prior to the effective time of the Reverse/Forward Stock Split, into “street name” with a broker or other nominee holding shares in an account with Cede & Co.

Similarly, if you are a beneficial owner holding shares in “street name” through a nominee which holds on an aggregated basis fewer than 400 shares of our Common Stock immediately prior to the effective time of the Reverse/Forward Stock Split and does not hold such shares in an account with Cede & Co., you can avoid having your shares cashed out in the reverse stock split by acquiring, prior to the effective time of the Transaction, sufficient additional shares to cause you to hold through your nominee a minimum of 400 shares immediately prior to the effective time of the Reverse/Forward Stock Split.  However, given the historically limited liquidity in our Common Stock, we cannot assure you that any shares will be available for purchase and thus there is a risk that you may not be able to acquire sufficient shares to meet or exceed the required 400 shares.  If you were unable to do so, your shares would be cashed out and you would no longer remain a shareholder after the effective time of the Reverse/Forward Stock Split.  In alternative, you can also avoid having your shares cashed out in the Reverse/Forward Stock Split by transferring your shares, prior to the effective time of the Reverse/Forward Stock Split, into a “street name” with a broker or other nominee holding shares in an account with Cede & Co.

Q: Is there anything I can do if I hold 400 or more shares of Common Stock, but would like to take advantage of the opportunity to receive cash for my shares as a result of the Reverse/Forward Stock Split?

A: If you are a record holder identified in our records of security holders (those shareholders holding shares in their own names) and hold 400 or more shares of our Common Stock before the Reverse/Forward Stock Split, you can only receive cash for your shares in the Reverse/Forward Stock Split if, prior to the effective time of the Transaction, you reduce your record stock ownership to fewer than 400 shares by selling or otherwise transferring shares.  Given the historically limited liquidity in our Common Stock, there can be no assurance that you will be able to sell sufficient shares to control whether you can reduce your record stock ownership to fewer than 400 shares prior to the effective time of the Reverse/Forward Stock Split.

If you are a beneficial owner holding 400 or more shares of Common Stock in “street name” and desire to have shares exchanged for cash in the Reverse/Forward Stock Split, you must instruct your broker or other nominee to transfer fewer than 400 shares into a record account in your name prior to the effective time of the Reverse/Forward Stock Split, which will then result in such transferred shares being cashed out in the Reverse/Forward Stock Split.

Q: When will the Reverse/Forward Stock Split become effective?

A: The Reverse/Forward Stock Split is intended to take effect on the date we file Certificates of Amendment to our Articles of Incorporation with the Secretary of State of the State of Georgia, or on any later date that we may specify in such Certificates of Amendment.  Assuming approval of the Reverse/Forward Stock Split by our shareholders, we intend to cause the Effective Date to occur as soon as possible after the date of the Special Meeting.

Q: Should I send in my stock certificates now?

A: No.  Following the Effective Date of the Reverse/Forward Stock Split, we will send transmittal materials to those shareholders entitled to a cash payment that will describe how to turn in their share certificates and receive the cash payments.  No interest will accrue and no interest will be paid on any cash payments.  Those shareholders entitled to a cash payment should not turn in their share certificates at this time.

Q: Am I entitled to dissenters’ rights in connection with the Reverse/Forward Stock Split?

A: Under Georgia law, Cashed Out Shareholders of the Company, who will receive $1.00 for each of their pre-Transaction shares of Common Stock in the reverse stock split, are entitled to dissent from the amendment effecting the reverse stock split portion of the Reverse/Forward Stock Split.  If you dissent from the reverse stock split, you are entitled to the statutory rights and remedies of dissenting shareholders provided in Article 13 of the Georgia Business Corporation Code as long as you comply with the procedures set forth in Part 2 of Article 13.  Article 13 provides that a dissenting shareholder is entitled to receive cash in an amount equal to the “fair value” of his or her shares.  We have included a copy of Article 13 of the Georgia Business Corporation Code in Annex B to this proxy statement and a summary of Article 13 under “Special Factors—Dissenters’ Rights” beginning on page 45 of this proxy statement.

Q: Who is entitled to attend and vote at the Special Meeting?

A: Only holders of record of our Common Stock as of the close of business on February 22, 2011 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  All holders of Common Stock may attend the Special Meeting in person.  If you are a beneficial owner of Common Stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the Special Meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  As discussed in more detail below, only holders of record of Common Stock as of the Record Date or their duly appointed proxies may cast their votes in person at the Special Meeting.  As also explained in more detail below, whether you hold your shares directly as shareholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting.

Q: How many shares were outstanding on the Record Date?

A: At the close of business on the Record Date, there were 749,475 shares of our Common Stock outstanding.  Only shares of Common Stock outstanding on the Record Date will be eligible to vote on the Reverse/Forward Stock Split.  At the Special Meeting, each of those shares of Common Stock will be entitled to one vote.

Q: What constitutes a quorum for purposes of the Special Meeting?

A: In order to conduct business at the Special Meeting, a quorum of shareholders is necessary to hold a valid meeting.  A quorum will be present if shareholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy.  On the close of business on the Record Date, there were 749,475 shares outstanding and entitled to vote and, accordingly, the presence, in person or by proxy, of at least 374,738 shares is necessary to meet the quorum requirement.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the Special Meeting in person or represented by proxy may adjourn the meeting to another date.

As of the Record Date, 496,377 of our outstanding shares of Common Stock (approximately 66.23% of eligible votes) were collectively held by our directors, executive officers and 10% shareholder.  Our directors, executive officers and 10% shareholder have each indicated that they intend to vote all of their shares of our Common Stock at the Special Meeting “FOR” the approval of Proposal 1 and Proposal 2 to implement the Reverse/Forward Stock Split.  Therefore, the presence of a quorum at the Special Meeting is assured.

Q: What vote is required to approve the proposals?

A: Once a quorum has been established, for the Reverse/Forward Stock Split to be approved, holders of a majority of outstanding shares of Common Stock entitled to vote at the meeting must vote “FOR” each of Proposal 1 and Proposal 2.

As of the Record Date, 496,377 of our outstanding shares of Common Stock (approximately 66.23% of eligible votes) were collectively held by our directors, executive officers and 10% shareholder.  Our directors, executive officers and 10% shareholder have each indicated that they intend to vote all of their shares of our Common Stock at the Special Meeting “FOR” the approval of Proposal 1 and Proposal 2 to implement the Reverse/Forward Stock Split.  Therefore, the approval of the Reverse/Forward Stock Split is virtually assured.

Q: What shares can I vote?

A: You may vote all shares of the Company’s Common Stock that you own as of the close of business on the Record Date.  These shares include (i) shares held directly in your name as the “shareholder of record” (as identified in our records of security holders) and (ii) shares held for you as the “beneficial owner” either through a broker, bank, or other third party nominee.

Q: How can I vote my shares without attending the Special Meeting?

A: Whether you hold your shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Special Meeting.  You may vote by signing your proxy appointment form or, for shares held in street name, by signing the voting instruction card included by your broker or nominee and mailing it in the enclosed, pre-addressed envelope.  If you provide specific voting instructions, your shares will be voted as you instruct.  If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

Q: Can I change my vote, either prior to or at the Special Meeting?

A: You may change your proxy instructions at any time prior to the vote at the Special Meeting.  For shares held directly in your name, you may change your vote by signing a new proxy appointment form bearing a later date (which automatically revokes the earlier dated proxy appointment form, unless it was an irrevocable proxy) or by attending the Special Meeting and voting in person.  Attendance at the Special Meeting will not cause your previously signed proxy appointment to be revoked unless you specifically so request.  For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.  Additionally, please note that if your shares are held in the name of a bank, broker or other nominee and you wish to vote in person at the Special Meeting, you must obtain a proxy, executed in your favor, from the holder of record.  You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the holder of record.

Q: What does it mean if I receive more than one proxy card for the Special Meeting?

A: You may receive more than one proxy appointment form depending on how you hold your shares.  Shares registered in your name are covered by one card.  If you also hold shares through a broker or other nominee, you also may get material from them asking how you wish to act.  To be sure that all of your shares are counted, we encourage you to respond to each request you receive.

Q: How are votes counted?

A: You may vote “FOR,” “AGAINST,” or “ABSTAIN” on each of Proposal 1 (to amend our Articles of Incorporation to implement the reverse stock split) and Proposal 2 (to amend our Articles of Incorporation to implement the forward stock split).  If you “ABSTAIN” with respect to either Proposal 1 or Proposal 2, it has the same effect as a vote “AGAINST” such proposal.  If you sign and date your proxy appointment form with no further instructions, your shares will be voted “FOR” the approval of Proposal 1 and Proposal 2 to implement the Reverse/Forward Stock Split, in accordance with the recommendations of the Board of Directors.

Q: What is a ‘broker non-vote’?

A: Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares.  Brokers normally have discretion to vote on “routine matters,” such as the ratification of independent registered public accounting firms, but not on non-routine matters, such as the amendments to our Articles of Incorporation which are the subjects of Proposal 1 and Proposal 2.

Q: How are broker non-votes counted?

A: Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of shares entitled to vote on a specific proposal.  Accordingly, a broker non-vote will have the effect of a vote against Proposal 1 and a vote against Proposal 2.

Q: Can the Special Meeting be adjourned or postponed?

A: The Special Meeting may be adjourned or postponed.  Any adjournment may be made without notice, other than by an announcement made at the Special Meeting.  The favorable vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote on the adjournment proposal, may adjourn the meeting.  Any adjournment or postponement of the Special Meeting will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.  Shareholders are not being asked to provide discretionary authority to postpone or adjourn the Special Meeting in order for additional proxies to be solicited.

Q: What will happen if the Reverse/Forward Stock Split is not approved?

A: If the Reverse/Forward Stock Split is not approved by our shareholders, we will continue to operate our business, and we will continue to incur the costs involved with being a public company.  We also may decide to evaluate and explore available alternatives, although our Board of Directors has not yet made a determination that any of those alternatives are feasible or advisable.  As noted above, however, our directors, executive officers and 10% shareholder have each indicated that they intend to vote all of their shares of our Common Stock at the Special Meeting (representing approximately 66.23% of eligible votes) “FOR” the approval of Proposal 1 and Proposal 2 to implement the Reverse/Forward Stock Split.  Therefore, the approval of the Reverse/Forward Stock Split is virtually assured.

Q: If the Reverse/Forward Stock Split is approved by the shareholders, can the Board of Directors determine not to proceed with the Transaction?

A: If the Reverse/Forward Stock Split is approved by the shareholders, our Board of Directors may determine not to proceed with the Reverse/Forward Stock Split if it believes that proceeding with the Transaction is not in our best interests or in the best interests of our shareholders, including all unaffiliated shareholders.  For example, if the Reverse/Forward Stock Split is unlikely to reduce our number of “record holders” below 500, it is unlikely the Board would proceed with the Transaction.  If the Board determines not to proceed with the Reverse/Forward Stock Split, we will continue to operate our business as presently conducted.

Q: Where can I find the voting results of the Special Meeting?

A: We will announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K filed with the SEC and by amending the Schedule 13E-3 filed in connection with the Reverse/Forward Stock Split.

SPECIAL FACTORS

Purposes of and Reasons for the Reverse/Forward Stock Split

General

The Special Transaction Committee and our Board of Directors have determined that the costs of being a SEC reporting company currently outweigh the benefits and, thus, it is no longer in our best interests or the best interests of our shareholders, including our unaffiliated shareholders (consisting of shareholders other than our executive officer, directors, and our controlling 10% shareholder), for us to remain a SEC reporting company.  Accordingly, we are proposing the reverse stock split component of the Transaction for the purpose of reducing the number of record holders of our Common Stock, which will enable us to terminate the registration of our Common Stock under the Exchange Act and suspend our reporting and other obligations as a SEC reporting company if, after the Transaction, there are fewer than 500 record holders of our Common Stock and we make the necessary filings with the SEC.  We expect the proposed Reverse/Forward Stock Split, among other things, will enable us to realize significant cost savings by the elimination of many of the expenses and administrative burdens related to our status as a SEC reporting company.

The forward stock split is not necessary for us to reduce the number of “record holders” of our shares of Common Stock and to deregister our shares of Common Stock under the Exchange Act.  However, we have decided that it is in the best interests of our shareholders to effect the forward stock split to avoid an unusually high stock price after the effectiveness of the reverse stock split, to facilitate trading of the shares of Continuing Shareholders, either in private transactions or in the Pink Sheets, to mitigate any loss of liquidity in our shares of Common Stock that may result from the reverse stock split portion of the Transaction, and to reduce the administrative burden of having a large number of fractional shares outstanding.

At the Special Meeting, shareholders are being asked to consider and vote upon proposals to amend our Articles of Incorporation to effect the Reverse/Forward Stock Split.  Copies of the proposed amendments to our Articles of Incorporation to effect the reverse stock split (which is the subject of Proposal 1) and the forward stock split (which is the subject of Proposal 2) are attached to this proxy statement as Annex A-1 and Annex A-2, respectively.  Although both the reverse stock split and the forward stock split will be voted on separately, we will not effect either the reverse stock split or the forward stock split unless both are approved by our shareholders.

While many of the factors that we considered in deciding to undertake the Reverse/Forward Stock Split have existed for several years, our decision to undertake the Transaction at this time, as opposed to another time, was driven by the ongoing escalation in regulatory burdens and associated compliance costs for public reporting companies, as discussed in more detail below, coupled with a lack of sufficient offsetting benefits from being a public reporting company to justify the associated financial and managerial burdens.  As discussed in our periodic reports filed under the Exchange Act in recent quarters, the impact of declining sales and margins resulting from the continuing challenges of the current economic environment – including significant employment declines in certain of the markets served by our grocery stores – has required the Company’s management to become more aggressive in efforts to control operating, general and administrative expenses and reduce those costs that we can control whenever possible.  This has further heightened our sensitivity to the costs of being a SEC reporting company.

Reduced Direct and Indirect Costs and Expenses

We incur substantial direct and indirect costs associated with compliance with the Exchange Act’s filing and reporting requirements imposed on public companies, which include, among other items, the ongoing costs of preparing and filing the following:

•	Annual Reports on Form 10-K;

•	Quarterly Reports on Form 10-Q;

•	Proxy statements and Annual Reports to Shareholders required by Regulation 14A under the Exchange Act; and

•	Current Reports on Form 8-K.

The compliance costs associated with these reports and other filing obligations are a significant overhead expense, and include professional fees for our auditors and legal counsel, printing and mailing costs, and other related expenses.  These costs have increased significantly in recent years as a result of the implementation of the provisions of the Sarbanes-Oxley Act and related regulations.

We also incur substantial indirect costs as a result of, among other things, the executive time expended to prepare and review our public filings.  As we have relatively few executive personnel, these indirect costs also can be substantial.  As a non-SEC reporting company, our management and employees will no longer be required to spend time preparing the periodic and other reports required of SEC reporting companies under the Exchange Act, complying with the Sarbanes-Oxley Act, and managing shareholder relations and communications with respect to a large number of small shareholder accounts, although the Company will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.  We believe that this time could more effectively be devoted to other purposes, such as operating our business and undertaking new initiatives to further reduce costs by improving the Company’s efficiency in other areas, while also working to reverse the recent trend of declining sales due to increased competition from a variety of sources for consumers’ food purchases.  Further, we believe that eliminating our SEC filing obligations will allow the Company to better control the dissemination of certain business information, which is currently disclosed in our periodic reports and, accordingly, made available to our competitors, vendors, customers, and other interested parties, potentially to our detriment.

Management believes that we will be able to realize significant cost savings by the elimination of most of the expenses related to the disclosure, reporting and compliance requirements of the Exchange Act and the Sarbanes-Oxley Act, and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company, which we estimate will be a minimum of approximately $129,000 per year (including estimated additional costs of at least $15,000 per year if we remain a public reporting company beyond our fiscal year ending in May 2011 and are required – starting with our Form 10-Q for the first quarter of our fiscal 2012 – to begin providing our financial statements filed with the SEC in eXtensible Business Reporting Language (XBRL) format).  Further, if we remain a SEC reporting company, the Dodd-Frank Act is expected to result in increased compliance costs for us due to new executive compensation and corporate governance requirements, though the extent of these costs and disclosures are still not known.

A more detailed breakdown of our estimated annual cost savings as a result of being able to deregister our Common Stock under the Exchange Act and suspend our SEC reporting obligations following completion of the Reverse/Forward Stock Split is presented below:

Estimated Net Annual Savings:
Legal fees	$60,000
Printing, mailing, and filing costs	6,500
Audit and quarterly review fees	47,500
Third party XBRL reporting services (beginning with the Form 10-Q for our fiscal quarter ending in August 2011)	15,000

Total	$129,000

The cost savings/cost avoidance figures set forth above are only estimates.  The actual cost savings/cost avoidance we realize from no longer being a public reporting company may be higher or lower than such estimates.  Estimates of the special cost savings/cost avoidance to be realized if the Reverse/Forward Stock Split is consummated are based upon (i) the actual costs to us of the services and disbursements in each of the categories listed above that were reflected in our recent financial statements and (ii) the allocation to each category of management’s estimates of the portion of the expenses and disbursements in such category believed to be solely or primarily attributable to our public reporting company status.

We expect the actual cost savings/cost avoidance of being a non-reporting company to be much greater than simply eliminating the estimated historical out-of-pocket costs, however.  As a result of the corporate governance scandals that gave rise to the Sarbanes-Oxley Act, the ongoing financial crisis, and the legislative and litigation environment resulting from these events, the costs of being a public reporting company in general, and the costs of our remaining a public reporting company in particular, are expected to continue to increase in the near future.  Moreover, new legislation, such as the Dodd-Frank Act, will likely continue to have the effect of increasing the compliance burdens and potential liabilities of being a public reporting company.  This and other proposed legislation will likely continue to increase compliance costs such as securities counsel fees and fees paid to our independent accountants and other professional consultants (such as the costs to address our lack of internal resources for compliance with XBRL financial reporting requirements), as well as increasing the potential liability faced by our officers and directors.

In some instances, management’s cost saving/cost avoidance expectations were based on information provided by third parties or upon verifiable assumptions.  For example, our auditors have informed us, informally, that there will be a reduction in auditing fees if we no longer continue as a public reporting company.  In addition, the costs associated with retaining legal counsel to assist with complying with the Exchange Act reporting requirements will be eliminated if we no longer file reports with the SEC and are otherwise not required to comply with the disclosure requirements that apply to public reporting companies.

Inability to Realize Benefits Normally Associated with Public Reporting Company Status

We enjoy very little benefit from being a publicly held company.  Benefits of being publicly held typically include:

•	access to the public markets for purposes of raising capital and for acquisitions;

•	access to public markets for liquidity purposes for our shareholders; and

•	the prestige of being a publicly held company, which can be helpful in recruiting, attracting and retaining key officers, directors and staff.

We have been able to successfully finance our operations, capital equipment purchases and acquisitions without having to access the public capital markets.  The additional cost savings from the termination of the registration of our shares of Common Stock under the Exchange Act may be utilized for providing additional liquidity to fund our operating expenses and future capital expenditures, as well as to pay down or refinance our debt obligations.

Our Board of Directors believes the public marketplace has little interest in public companies with very small market capitalization and a limited amount of shares available for trading.  We currently have very limited trading volume and liquidity in our Common Stock, and our Board of Directors believes it is unlikely that our Common Stock would ever achieve sufficient trading volume in the public marketplace so as to create a significantly active and liquid market.  This is illustrated by the following data, compiled in Southard’s Fairness Opinion presented to our Special Transaction Committee and Board of Directors in connection with their consideration of the Reverse/Forward Stock Split: during our fiscal year ended May 29, 2010, a total of 3,800 shares of our Common Stock were traded on only two trading days in the first quarter at a weighted average price of $0.75 per share; a total of 4,600 shares were traded on five trading days in the second quarter at a weighted average price of $0.95 per share; and a total of 9,500 shares were traded on three trading days in the third quarter at a weighted average price of $0.67 per share.  No shares were traded during the fourth quarter of fiscal 2010 or during the first two quarters of our 2011 fiscal year.  At the beginning of the third quarter of fiscal 2011, there were two trades at $1.50 per share: 200 shares on November 29, 2010 and 1,000 shares on January 3, 2011.  As Southard’s opinion also observed, given the thinness of the market for our Common Stock, reliance on sporadic trades does not provide an adequate indication of fair value, since the trading of even a small number of shares may have a disproportionate effect on the price of our shares in the public market.

Under these circumstances, our Board of Directors believes that record holders of small amounts of shares of our Common Stock may be deterred from selling their shares because of the lack of an active trading market and disproportionately high brokerage costs.  Based on our review of the list of record holders of our Common Stock as of February 22, 2011, approximately 592 out of the total of 749 record holders of our Common Stock hold fewer than 400 shares.  The Reverse/Forward Stock Split will offer each of these unaffiliated record holders, who represent a large portion (approximately 79%) of our shareholders of record but a much smaller portion (approximately 12.3%) of our outstanding shares of Common Stock, the opportunity to receive a fair price in cash for their shares without incurring brokerage commissions.

Further, we believe that our status as a small publicly held SEC reporting company has adversely impacted, rather than enhanced, our ability to recruit officers and employees.  It is difficult for us, as a smaller company facing challenges of limited financial and managerial resources, to recruit executives from large public companies who are not accustomed to the circumstances of a small public company.  We also have experienced difficulty in locating and recruiting appropriate candidates from private companies, including those of more comparable size to ACI, as these individuals often lack the requisite experience to manage a SEC reporting company.

Background of the Reverse/Forward Stock Split

We are a relatively small public company and realize limited benefits from our public company status.  Moreover, the market for our Common Stock offers our shareholders limited liquidity even in our current status as a SEC reporting company.  The passage of the Sarbanes-Oxley Act in 2002 began a number of corporate governance reforms designed for the protection of investors from business fraud perpetrated by management.  These reforms and regulatory requirements have increased the expenses of being a SEC reporting company without enhancing, from a business and operational point of view, the benefits to us of being a SEC reporting company.  As an illustration of the impact of these developments on the growth of our operating, general and administrative expenses, the following table shows the growth in professional fees paid by ACI over its last seven completed fiscal years, both in absolute terms and as a percentage of the Company’s overall operating, general and administrative expenses:

ACI’s Fiscal Year	Total Professional Fees Paid	% of Total Operating, General and Administrative Expenses for the Fiscal Year
2004	$97,181	1.3%
2005	$108,553	1.4%
2006	$118,195	1.4%
2007	$115,411	1.5%
2008	$192,476	2.4%
2009	$226,228	2.7%
2010	$253,376	3.0%

As detailed on page 10 above, we estimate that we will save a minimum of approximately $129,000 per year in such expenses if we are able to terminate our SEC reporting obligations as a result of the Transaction (including estimated additional costs of at least $15,000 per year if we remain a public reporting company beyond our fiscal year ending in May 2011 and are required – starting with our Form 10-Q for the first quarter of our fiscal 2012 – to begin providing our financial statements filed with the SEC in XBRL format).  These estimates do not include the additional, indirect savings and increased management efficiencies we expect to realize through eliminating the significant time commitment required of our executive officers and our other employees to prepare and review our public filings and perform other tasks that are necessitated by virtue of being a public reporting company.  Since we have relatively few executive personnel, these indirect costs also have a significant impact on our business operations.  In addition, if we were to remain a SEC reporting company, the Dodd-Frank Act is expected to result in increased compliance costs for us due to new executive compensation and corporate governance requirements, though the extent of these costs and disclosures are still not known.

Our Board of Directors and management became increasingly concerned about these rising costs over the past several years.  These concerns intensified throughout fiscal 2009 and the first half of fiscal 2010, as falling sales and increasing pressure on our margins forced management to become more aggressive in efforts to control costs at the same time we were facing what management and our independent auditors estimated to be at least another $40,000 (or over 50%) increase in our annual audit fees due to the pending phase-in of a requirement, under Section 404(b) of the Sarbanes-Oxley Act, for the Company to begin filing an annual attestation report by our independent auditors on the effectiveness of our internal control over financial reporting.  This would have been on top of added professional fees in the amount of $40,968 incurred during fiscal year 2008 related to preparations for management’s initial assessment of internal control over financial reporting pursuant to Sarbanes-Oxley and over $15,000 of subsequent professional fees incurred related to the completion of management’s initial assessment, remediation of the material weaknesses in internal controls that were detected in management’s initial assessment, and the completion of management’s subsequent assessment of the effectiveness of ACI’s internal controls.

During the Fall of 2009, management began exploring in earnest the costs savings associated with terminating our SEC reporting and other public company obligations, and consulted with our outside counsel, Husch Blackwell LLP, which provided guidance on the process by which a company could deregister its securities under the Exchange Act and suspend its reporting and other obligations as a SEC reporting company.  On November 20, 2009, we suffered the unexpected and untimely death of our former Chairman of the Board, President and Chief Executive Officer, Michael A. Richardson, who also was the son of our founder, Zuma B. Richardson, and had led ACI for many years.  Following this loss, the Board elected Mr. Richardson’s son, Michael Todd Richardson, to fill the Board seat vacated by his father’s passing and promoted him from Vice President to Executive Vice President and Chief Operating Officer of ACI, and promoted Paul R. Cook, ACI’s long time Executive Vice President and Chief Financial Officer, to lead the Company as our new Chairman of the Board, President and Chief Executive Officer.  The Board also determined that, due to his extensive experience in heading the Company’s financial and SEC reporting functions, Mr. Cook should continue to serve, on at least an interim basis, as our Chief Financial Officer.  In light of the Board’s subsequent inability to identify another suitable candidate available to ACI to fill the Chief Financial Officer position, the Board determined that Mr. Cook should continue serving in both roles on a long-term basis.  These actions ensured that ACI will continue to be led by a senior management team with a deep dedication to our Company, its shareholders and employees, as well as many years of combined experience with our grocery store business and our markets.  However, they also reconfirmed a growing consensus among our Board of Directors and senior management that it would be in the best interests of ACI and its shareholders to pursue a transaction that would relieve ACI of the costs of being a SEC reporting company and allow our relatively limited management resources to focus more efficiently on responding to the current challenges facing our business and growing long-term shareholder value.

On January 11, 2010, at a meeting of our Board of Directors, our Chairman and Chief Executive Officer discussed with the Board the advisability of moving forward with a formal analysis of the costs of remaining as a public company and whether a transaction that would enable ACI to deregister its Common Stock under the Exchange Act was available to us.  It was noted that, over the past several years, we have faced a largely illiquid market for our Common Stock and realized limited benefits from our public company status, while also incurring sharply increasing direct and indirect SEC compliance costs that inhibit our ability to remain profitable.  In response to this discussion, the Board authorized management to investigate alternatives for us to deregister our Common Stock with the SEC and to consult with professional advisers as necessary to assist in the analysis, and concurred in management’s recommendation that a special meeting of the Board be scheduled to pursue these discussions in more detail with Company counsel.

On February 23, 2010, at a specially called Board meeting, management and Company counsel discussed with the Board of Directors in more detail the potential cost savings and other benefits associated with a “going dark” or “going private” transaction that would allow ACI to deregister its Common Stock under the Exchange Act and suspend its SEC reporting obligations (a “Going Private Transaction”).  Management again expressed to the Board the continuing difficulties and costs we face as a public reporting company – which have dramatically escalated following passage of the Sarbanes-Oxley Act – in relation to the corresponding lack of benefits to us and our shareholders, as well as the potential for ACI to strengthen its future business prospects by eliminating the costs of remaining public.  The meeting included a discussion led by Company counsel of the relative advantages and disadvantages of several alternative methods for conducting a Going Private Transaction, including the required legal and corporate steps associated with each alternative, the potential risks for each and an estimated range of transaction costs relative to the potential for success in achieving ACI’s primary objective – reducing the number of record shareholders to a level that would allow the Company to exit the Exchange Act’s public reporting system.  Please see “Special Factors—Alternatives Considered” beginning on page 28 herein for a full discussion of the alternatives considered by the Board of Directors.  Company Counsel also advised members of the Board with respect to their fiduciary duties and responded to questions from members of the Board.

The Board also agreed unanimously that a change of control or a sale of the Company was not being contemplated and was not in the best interest of the Company’s shareholders.  In conjunction with this discussion, the Board noted that, due to ACI’s historic strategy of deliberately locating its stores in small town markets deemed less desirable by larger competitors, it would be difficult for the Company to attract the kind of interest from a potential acquirer generated by large grocery operators with locations in more populous areas.

After a full discussion of these matters, the Board of Directors concluded that the objective of deregistration warranted further study.  The Board of Directors requested management and Company counsel to prepare a further analysis, including advice on the potential formation of a Special Transaction Committee of the Board, in relation to the potential transactions deemed by the Board to hold the most promise for reducing ACI’s number of record shareholders to a level that would allow the Company to deregister its Common Stock – a potential issuer tender offer and a potential reverse/forward stock split.  The Board also requested senior management, in consultation with Company counsel, to obtain proposals from potential firms that might be engaged to act as its independent financial advisor in connection with such a transaction, including fee estimates, and references concerning each firm’s prior experience in relation to similar transactions.

At its next quarterly meeting on April 8, 2010, the Board continued its exploration of a potential Going Private Transaction, focusing on additional analysis of the process of doing so in discussion with Company counsel, as well as management’s initial report on proposals received from potential financial advisors.  As part of this discussion, Company counsel proposed that the Board create a Special Transaction Committee to further evaluate a potential transaction, and to select and engage one of the independent financial advisor candidates to assist the Special Transaction Committee and Board in that process.  In light of the fact that independent director Thomas L. Richardson is the great uncle of Executive Vice President and Chief Operating Officer Todd Richardson, whose mother is also ACI’s controlling shareholder, the Board decided to appoint a Special Transaction Committee composed of Danny R. Skates (Chairman), Virgil E. Bishop and Andrew V. Douglas, each of whom also qualifies as “independent” within the meaning of SEC Exchange Act Rule 10A-3(b) and Rule 5605(a)(2) of The NASDAQ Stock Market’s listing standards (which, while ACI is not listed on NASDAQ, is used for purposes of evaluating director independence in our annual proxy statements).  The Board delegated to the Special Transaction Committee the exclusive power and authority of the Board to, among other things:

•
determine the fairness to ACI and our unaffiliated shareholders of engaging in a Going Private Transaction that would reduce ACI’s number of record shareholders to a level that would allow ACI to terminate the registration of our Common Stock under the Exchange Act;

•
select, and approve the terms of the engagement of, an independent outside financial advisor to assist the Special Transaction Committee and Board in valuing our Common Stock and assessing the various alternatives for engaging in such a transaction; and

•
recommend to the Board what, if any, action should be taken by ACI, including recommending the appropriate type of Going Private Transaction to allow the Company to deregister its Common Stock under the Exchange Act, and the recommended terms thereof.

The Special Transaction Committee agreed to serve without any additional compensation, other than the retainer fees paid to all directors.  At that meeting, it was also agreed that Husch Blackwell LLP would be engaged to advise the Special Transaction Committee on the potential transaction.

On May 19, 2010, the Special Transaction Committee held a meeting to discuss the need to engage an independent financial advisor to advise the Special Transaction Committee.  The Special Transaction Committee considered in detail the written proposals received by ACI from potential candidates to serve as the Company’s independent financial advisor with respect to the transaction and discussed the potential advisors with Company counsel, including receiving a report on Company counsel’s experience in having worked with two of the potential advisors in prior transactions.  Following a detailed review of this information, the Special Transaction Committee voted unanimously to approve the engagement of Southard as independent financial advisor to ACI’s Special Transaction Committee and Board, subject to Chairman Skates, in cooperation with Company counsel, finalizing an engagement letter with Southard on substantially the terms included in Southard’s proposal.  During that meeting, Company counsel also provided a detailed overview of the Special Transaction Committee’s role in the general process of a Going Private Transaction and procedures to ensure that the Special Transaction Committee was independent and could function properly as a committee of independent directors.  A discussion of the process for considering and recommending a shareholder reduction transaction and deregistration of the Common Stock then took place, including a discussion of the fiduciary duties of Special Transaction Committee members in that context.

The Company’s counsel also reviewed with the Special Transaction Committee a preliminary analysis of the distribution of shares among ACI’s record shareholders, based on the Company’s stock records, to allow the Special Transaction Committee to begin considering the number of shares that might need to be acquired to accomplish a successful Going Private Transaction, either through an issuer tender offer or selection of an appropriate ratio for a reverse/forward stock split.  In evaluating this information, the Special Transaction Committee observed that, while there appeared to be several possible scenarios for a Going Private Transaction that would benefit both Cashed Out Shareholders and Continuing Shareholders, its ultimate determination as to the appropriate size and structure of such a transaction would depend in large part on the financial advisor’s valuation opinion and the projected costs to the Company.  During this discussion, however, the Special Transaction Committee also decided, for the reasons detailed in the section entitled “Special Factors—Alternatives Considered” beginning on page 28 below, that an issuer tender offer would not provide sufficient certainty as to either the number of shares that would be tendered or the number of record holders that would be eliminated.  Accordingly, the Special Transaction Committee preliminarily decided to further examine a Going Private Transaction using a reverse stock split followed by a forward stock split, and that it would not recommend a tender offer structure for the Transaction.

During its May 19, 2010 meeting, the Special Transaction Committee also discussed with Company counsel the fact that, in order for ACI to realize the full benefits of a Going Private Transaction, it would need to keep the number of holders of record of its Common Stock below 500 (or below 300, if ACI’s total assets should ever exceed $10 million), in order to avoid being required to re-register its Common Stock under the Exchange Act and resume filing public reports with the SEC.  As part of its consideration of this issue, the Special Transaction Committee considered, but rejected, the possibility of proposing an additional amendment to our Articles of Incorporation to add a right of first refusal to the terms of the Common Stock, which would have provided a standing option for us to repurchase shares of Common Stock proposed to be transferred by a Continuing Shareholder if, after such transfer, the number of shareholders of record of our Common Stock would equal or exceed 250.  The Special Transaction Committee decided against recommending this course of action because Company counsel advised that, under the terms of the Georgia Business Corporation Code, such a right of first refusal would constitute a “transfer restriction” that could only bind Continuing Shareholders who actually voted in favor of the right of first refusal at the Special Meeting (or shareholders who acquired their shares after adoption of the right of first refusal with notice of its existence, such as through the placement of a legend on all new stock certificates).

In the opinion of the Special Transaction Committee, this requirement of Georgia law rendered this course of action unadvisable, both because it would have created differences in the rights of our Continuing Shareholders following the Special Meeting – depending on whether or not they voted in favor of such a right of first refusal – and also because these differences could significantly increase the administrative burden and expense to the Company of continuing to act as its own transfer agent, which would deprive us and our Continuing Shareholders of a portion of the benefits we expect to receive from the Reverse/Forward Stock Split.  Additionally, the Special Transaction Committee noted that our total assets were (and are) substantially less than $10 million and that, based on our record shareholder population, the Company had several options available for structuring a Going Private Transaction that would reduce the number of record holders of our Common Stock substantially below 300.  Accordingly, the Special Transaction Committee concluded that ACI should be able to successfully pursue other means – such as, from time to time, entering into separate, privately negotiated transactions with various small lot shareholders to purchase small amounts of our Common Stock – to achieve the goal of keeping our total number of record shareholders below the level that would once again make us a public reporting company.

Following the Special Transaction Committee’s May 19, 2010 meeting, effective June 2, 2010, the Special Transaction Committee engaged Southard to act as its financial advisor to provide a valuation opinion concerning ACI’s Common Stock and to render a fairness opinion concerning the price to be paid to shareholders cashed out in a potential Going Private Transaction.

During the first quarter of ACI’ fiscal year 2011, Southard conducted due diligence on ACI based on information publicly available through the Company’s SEC filings and otherwise, as well as additional written information provided by management and Company counsel, and at the end of the first quarter personnel from Southard met with members of senior management at ACI’s corporate office and held additional discussions regarding the Company’s business and prospects.  Subsequently, Southard delivered to the Special Transaction Committee and Board its report, dated November 17, 2010, on the valuation of ACI’s Common Stock as of August 31, 2010.

On December 14, 2010, the Special Transaction Committee met with Company counsel and representatives of Southard.  Southard presented and discussed with the Special Transaction Committee its valuation analysis, which previously had been distributed to the Committee members for their review, and which concluded that, as of August 31, 2010 (roughly the end of ACI’s first quarter of fiscal 2011), based on a combined analysis utilizing weighted asset-based, income-based and market-based valuation approaches as described in its Valuation Report, the value of ACI’s Common Stock was $0.75 per share.  A copy of Southard’s full Valuation Report as presented to our Special Transaction Committee is attached as Annex C to this proxy statement.  Please see “Special Factors—Opinion of Independent Financial Advisor” beginning on page 38 of this proxy statement for a detailed summary of the valuation presentation made to the Special Transaction Committee by Southard.

Following receipt of Southard’s Valuation Report at its December 14, 2010 meeting, the Special Transaction Committee reviewed and discussed revised information developed by management and Company counsel concerning the anticipated costs of the Transaction and the expected cost savings to the Company of no longer having the obligations associated with being a SEC reporting company.  As part of its discussion of these issues, the Special Transaction Committee considered the fact that, while the Dodd-Frank Act had effectively repealed Sarbanes-Oxley’s internal controls audit requirement for smaller companies such as ACI, the resulting reduction of approximately $40,000 in the annual cost savings from the Transaction would be at least partially offset by an undetermined amount of additional professional fees required to assist the Company, beginning in Summer 2011, in complying with new XBRL financial reporting requirements.  Moreover, based on the ongoing regulatory trends of recent years, the Special Transaction Committee noted its expectation that new legislation, such as the corporate governance and executive compensation provisions of the Dodd-Frank Act, would likely continue to impose an unpredictable amount of increasing compliance burdens and potential liabilities on small public companies in the future.

Following a full discussion of these issues, as well as the information contained in Southard’s Valuation Report and the additional matters discussed below and in the section of this proxy statement titled “Special Factors—Fairness of the Reverse/Forward Stock Split,” the Special Transaction Committee unanimously recommended the proposed Reverse/Forward Stock Split to the full Board of Directors, including recommendations that (i) the consideration for fractional share interests that would be cashed out be set at $1.00 per pre-split share and (ii) a Reverse/Forward Stock Split ratio of 1-to-400 be used, subject to receipt of an opinion from Southard that the proposed consideration to Cashed Out Shareholders of $1.00 per pre-split share is fair, from a financial viewpoint, to the unaffiliated shareholders of ACI, including both unaffiliated Cashed Out Shareholders and Unaffiliated Continuing Shareholders.

After discussion at its December 14, 2010 meeting, the Special Transaction Committee determined that a ratio of 1-for-400 for the reverse stock split and 400-for-1 for the forward stock split should result in sufficiently fewer than 500 resulting shareholders of record, so as to make it unlikely that we will inadvertently become required to commence public reporting again.  In determining the ratio for the reverse stock split, the Special Transaction Committee relied on management’s and Company counsel’s analysis of the Company’s shareholder records and determination that a 1-for-400 reverse stock split would result in fewer than 500 shareholders of record, as determined in accordance with Rule 12g5-1 under the Exchange Act, and thus enable us to terminate our status as a public reporting company with the SEC.  Specifically, the Special Transaction Committee noted that ACI’s current shareholder records indicated that approximately 592 of 749 record shareholders hold fewer than 400 shares of Common Stock, which would leave approximately 157 remaining shareholders of record following the Transaction.  It was decided that, while the forward stock split was not necessary for us to reduce the number of holders of record of our Common Stock and to deregister our Common Stock under the Exchange Act, it was in the best interests of our shareholders to effect the forward stock split to avoid an unusually high stock price after the reverse stock split, to facilitate trading of the shares of Continuing Shareholders either in private transactions or in the Pink Sheets, to mitigate any loss of liquidity in our Common Stock that may result from the reverse stock split portion of the Transaction and to avoid the administrative burden of having a large number of fractional shares outstanding.

The Special Transaction Committee also recommended a Reverse/Forward Stock Split ratio of 400-to-1, which is expected to reduce the number of record shareholders by more than the minimum amount necessary to allow deregistration, because the time and expense of effecting the Transaction will be significant, and it represents an opportunity to eliminate the costs associated with, and reduce any potential liability to, a relatively large number of record shareholders who hold minimal investments in the Company.  The Special Transaction Committee also considered potential stock split ratios of 500-to-1 and 1,000-to-1, but determined that because fewer shareholders existed at those levels and above, and because those shareholders held relatively larger amounts of shares, the additional cost of implementing the Transaction at either of these levels would outweigh the small benefit of eliminating relatively few additional shareholders.

The Special Transaction Committee concluded that, with a Reverse/Forward Stock Split based on a 400-to-1 ratio, the Company should not need to incur the time and expense of engaging in another transaction to reduce the number of its shareholders of record for a significant period of time, if at all.  In this regard, the Special Transaction Committee also considered the fact that, while we have no present plans to do so, after the Reverse/Forward Stock Split has been consummated the Company may, from time to time, repurchase additional shares of Common Stock pursuant to a repurchase program, in privately negotiated sales, or in other transactions.  Whether or not the Company seeks to purchase shares in the future will depend on a number of factors, including the Company’s financial condition, operating results, and available capital at the time.

There is a relatively illiquid and limited trading market in our shares.  Given this fact, it was also considered that a large number of the Cashed Out Shareholders might appreciate the opportunity to liquidate their relatively small holdings at a price determined to be fair by our Special Transaction Committee and Board of Directors and without brokerage fees, yet with the opportunity – if they desired – to remain shareholders by either (i) depositing fewer than 400 shares held of record into a “street name” account with a broker, bank or other nominee held of record through Cede & Co. or (ii) purchasing additional shares such that they hold 400 or more shares of Common Stock immediately before the Reverse/Forward Stock Split.

During the Board’s next regular quarterly meeting on January 6, 2011, the Special Transaction Committee briefed the Board on its progress to date, while noting that it was not presenting any formal recommendation at such time, pending receipt and review by both the Board and the Special Transaction Committee of an opinion from Southard that the proposed consideration to Cashed Out Shareholders of $1.00 per pre-split share is fair, from a financial viewpoint, to the unaffiliated shareholders of ACI, including both unaffiliated Cashed Out Shareholders and Unaffiliated Continuing Shareholders.  It was also noted that Southard was in the process of preparing its opinion based on ACI’s second quarter financial statements, which also were reviewed at such meeting by the Board of Directors and at a separate quarterly meeting of the Company’s Audit Committee held on the same date.

On February 8, 2011, the Special Transaction Committee met with our outside legal counsel, our independent auditors and representatives of Southard in attendance, as well as the Company’s Vice President and Controller and two of the Company’s other three directors, Paul R. Cook and M. Todd Richardson.  (Director Thomas L. Richardson was unable to attend or participate in the meeting due to illness.)  Southard reiterated the principles underlying its valuation analysis and presented to the Special Transaction Committee and Board its written opinion (which previously had been distributed to the Special Transaction Committee and the other directors in attendance for review) that, as of such date and based upon the assumptions made, matters considered and limits of review set forth in Southard’s written opinion, the consideration of $1.00 to be received by the Cashed Out Shareholders pursuant to the Transaction is fair, from a financial point of view, to both the unaffiliated Cashed Out Shareholders and the unaffiliated Continuing Shareholders.  The members of our Special Transaction Committee and Board of Directors then proceeded to discuss the presentation with Southard and asked questions of Southard regarding its fairness opinion and the underlying valuation analysis, after which the representatives of Southard were excused from the meeting.  Please see “Special Factors—Opinion of Independent Financial Advisor” beginning on page 38 of this proxy statement for a detailed summary of the presentation made by Southard.  Please also see the complete Fairness Opinion prepared by Southard, which is attached as Annex D to this proxy statement.

Following Southard’s presentation, the Special Transaction Committee further discussed Southard’s valuation analysis and fairness opinion.  The Special Transaction Committee also reconfirmed, during a private portion of the meeting from which our officers and the representative of our independent auditors recused themselves, (i) its determination to recommend to the Board of Directors that the ratio of the reverse stock split should be 1-for-400 and the ratio of the forward stock split should be 400-for-1 and (ii) its determination that a cash-out price of $1.00, without interest, on a pre-split basis, is fair to and in our best interest and that of our unaffiliated shareholders, including both unaffiliated Cashed Out Shareholders and unaffiliated Continuing Shareholders.  The Special Transaction Committee also reserved the right to rescind, abandon or change its recommendation to the Board at any time up to and until the vote of shareholders at the Special Meeting to be called by the Board for the purpose of considering the Transaction.

A meeting of our Board of Directors was held immediately following Southard’s presentation to the Special Transaction Committee, with the Company’s counsel and independent auditors as well as the Company’s Vice President and Controller present, at which time the Special Transaction Committee recommended to the Board that it adopt and declare advisable the Reverse/Forward Stock Split on the terms described above.  The Board then further reviewed and considered the presentation received from Southard regarding its fairness opinion and the recommendation of the Special Transaction Committee, noting the advantages and other considerations of the Transaction to ACI and our shareholders.  During its discussion, the Board also reviewed, in consultation with Company counsel, the procedures and processes that it had followed in considering the advisability of engaging in the Going Private Transaction, the advice, information and analyses that it had received and reviewed, the purpose and effect of a Going Private Transaction, the advantages and disadvantages of the Reverse/Forward Stock Split, the stock split ratios considered, the various alternatives for effecting a Going Private Transaction and the advantages and disadvantages of each, and other factors that had been considered by the Board of Directors and the Special Transaction Committee.  For a full overview of these issues, as well as the information contained in Southard’s Valuation Report and its February 8, 2011 fairness opinion, please refer to the sections of this proxy statement titled “Special Factors—Alternatives Considered” (page 28), “Special Factors—Fairness of the Reverse/Forward Stock Split” (page 30) and “Special Factors—Opinion of Independent Financial Advisor” (page 38).

Based on all of the factors that the Board considered at this and prior meetings, in addition to the information considered by and the recommendation of the Special Transaction Committee, although not relying upon any one factor but considering all factors as a whole, the Board approved the Transaction by the unanimous vote of all directors present.  The Board determined that the Transaction is in our best interests and the best interests of all of our shareholders, including the unaffiliated Cashed Out Shareholders, as well as the unaffiliated Continuing Shareholders, and recommended the Transaction to our shareholders for approval.  The Board retained the right to change the initial ratio of the stock split, if necessary or advisable in order to accomplish the reduction of the number of “record holders” below 500.  Finally, the Board retained the right to withdraw its approval of the Transaction, either before or after the vote of shareholders, if the Board determined that the Transaction was no longer in our best interests or in the best interests of our shareholders.

Other than Southard, no other outside party prepared or presented any reports, presentations, analyses or opinions in connection with the Reverse/Forward Stock Split and no other investment firm was formally retained by the Company or its Special Transaction Committee.

All of the members of the Special Transaction Committee attended each meeting of the Special Transaction Committee outlined in this section and participated in each discussion regarding the proposed Transaction, and each matter approved by the Special Transaction Committee was unanimously approved by the Special Transaction Committee.

All of the members of the Board of Directors attended each meeting of the Board of Directors outlined in this section and participated in each discussion regarding the proposed Transaction, other than director Thomas L Richardson, who was unable to attend or participate in the Board meetings held on January 6, 2011 and February 8, 2011, due to illness.  Except for Mr. Richardson’s absence from these two meetings, each matter approved by the Board of Directors was unanimously approved by the full Board of Directors.

Determination of Shareholders of Record

In determining whether the number of our shareholders of record, or record holders, falls below 500 as a result of the Reverse/Forward Stock Split, we will count shareholders of record in accordance with Rule 12g5-1 under the Exchange Act.  Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers such as ACI are subject to the registration provisions of the Exchange Act, securities are considered to be “held of record” by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers.  However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of Rule 12g5-1 and related provisions of the Exchange Act.  Rather, we look through Cede & Co. and these depositories to the nominees named on accounts (such as banks or brokers holding shares in “street name” for beneficial owners) which are treated as the record holder of shares.  As of February 22, 2011, there were approximately 749 “record holders” of our shares of Common Stock, approximately 592 of which held fewer than 400 shares.

Effects of the Reverse/Forward Stock Split

Effects of the Transaction on the Company

The Transaction is designed to reduce the number of our “record holders” below 500, which, because the Company has less than $10 million in total assets, will allow us to terminate the registration of our Common Stock under the Exchange Act and suspend our reporting obligations with the SEC.  In determining whether the number of our record holders falls below 500 as a result of the Transaction, we will count record holders in accordance with Rule 12g5-1 under the Exchange Act, as described above.  Accordingly, based on information available to us as of February 22, 2011, the Reverse/Forward Stock Split is expected to reduce the number of shareholders of record of the Company from approximately 749 to approximately 157.

We believe that consummation of the Reverse/Forward Stock Split will have the following effects on the Company:

Termination of Exchange Act Registration and Suspension of SEC Reporting Obligations.  Our Common Stock is currently registered under the Exchange Act.  As noted above, this registration may be terminated upon application by us to the SEC if there are fewer than 500 record holders of our Common Stock, since ACI has less than $10 million in total assets.  Upon consummation of the Transaction, we will be required to terminate our registration under the applicable provisions of the Exchange Act.  We will accomplish this by filing with the SEC a Form 15 certifying that we have fewer than 500 record holders and less than $10 million in total assets.  Our obligation to file periodic and current reports as a result of our Common Stock’s registration under the applicable provisions of the Exchange Act will be suspended immediately upon the filing the Form 15 with the SEC.  After a 90-day waiting period following the filing of the Form 15:

•	our obligation to comply with the requirements of the SEC’s proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be suspended;

•
our executive officers, directors and 10% shareholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC under Section 16 of the Exchange Act, and will no longer be subject to the related prohibitions against retaining short-swing profits in our shares of Common Stock; and

•	persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.

However, following the filing of the Form 15 with the SEC, if on the first day of any fiscal year we have more than 500 record holders (or more than 300 record holders if our total assets exceed $10 million), we will once again become subject to the reporting requirements of the Exchange Act.  Notwithstanding the suspension of our Exchange Act reporting obligations, we will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.

Reduced Costs and Expenses.  As detailed above in the section of this proxy statement captioned “Special Factors—Purposes of and Reasons for the Reverse/Forward Stock Split”, we expect to save at least $129,000 on an annual basis by becoming a non-SEC reporting company.  We also believe our management team, which currently spends a significant amount of time on activities related to compliance with the Exchange Act and the Sarbanes-Oxley Act, will have more time to devote to responding to the current challenges facing our business and growing long-term shareholder value.

Financial Effect of the Transaction.  We estimate that the cost of payment to Cashed Out Shareholders, professional fees and other expenses of the Reverse/Forward Stock Split will total approximately $228,153, consisting of approximately $92,153 in direct payments to Cashed Out Shareholders and approximately $136,000 of professional fees and other estimated expenses of the Transaction).  Such amount includes $51,900 already expended prior to our public announcement of the Transaction.  This total amount could be larger or smaller depending on, among other things, the number of shares that are actually cashed-out in the Transaction or an increase in the costs and expenses of the Transaction.  We currently expect to fund these costs through a combination of funds provided by our operating cash flows and borrowings under our revolving line of credit with our primary lender, Gateway Bank & Trust Company.  Accordingly, we expect the aggregate impact of these costs to reduce our cash balances on hand, and increase borrowings under our revolving credit facility to the extent of any of such costs that we do not fund out of operating cash flows, following the completion of the Transaction.  We also may finance a portion of the costs of the Transaction through additional long term debt incurred with Gateway, although we presently do not have any such additional borrowing arrangements in place.  See “Special Factors—Source of Funds and Expenses” beginning on page 44 of this proxy statement.  We expect these costs to be offset in less than two years’ time by the cost savings of at least $129,000 per year we expect as a result of the Transaction.

Aggregate Shareholders’ Equity.  The Reverse/Forward Stock Split is estimated to result in the retirement of approximately 92,153 shares of our Common Stock at a cost of $1.00 per share.  Accordingly (i) our aggregate shareholders’ equity will decrease from approximately $901,272 as of November 27, 2010 to approximately $704,925 on a pro forma basis (after giving effect to the estimated Transaction costs described above, less approximately $31,805 expended prior to the November 27, 2010 balance sheet date) and (ii) the book value per share of our Common Stock as of November 27, 2010, would decrease from $1.20 per share on a historical basis to approximately $1.07 on a pro forma basis.

Conduct of Our Business after the Transaction.  The Reverse/Forward Stock Split is not expected to affect our current business plan or operations in any material way, except for the anticipated cost and management time savings associated with termination of our public reporting company obligations.  To the extent it reduces management time spent on compliance and disclosure matters attributable to our Exchange Act filings, it will enable management to increase its focus on responding to the current challenges facing our business and growing long-term shareholder value.  Additional considerations relative to our business operations (none of which are expected to have a material impact on the Company) include:

•
We anticipate that the same executive officers and directors will continue in their roles as executive officers and directors of ACI.  The deregistration and subsequent decreased liquidity of our Common Stock may result in the Company having less flexibility in attracting and retaining executives and other employees because equity-based incentives (such as stock options) tend not to be viewed as having the same value in a non-public reporting company.  Since our stock has never enjoyed significant market liquidity, however, historically we have not utilized such incentives as part of our compensation programs.

•
Our Common Stock may be a less attractive acquisition currency, as an acquirer of illiquid securities of a privately held company must depend on liquidity either via negotiated buy-out or buy-back arrangements, or a liquidity event by the Company that is generally outside of his or her control.  Historically, however, we have not utilized our stock to fund acquisitions.

•
Following the Reverse/Forward Stock Split, since we will no longer be registered with the SEC and will not be filing the periodic reports and proxy statements required under the Exchange Act, it will likely be more costly and time consuming for us to access the public equity and public debt markets, or to raise equity capital from private sources, although historically we have not done this in many years.

•
Companies that lose their status as a public reporting company may risk losing prestige in the eyes of the public, the investment community and other key constituencies, such as vendors who may have more difficulty determining the creditworthiness of the Company.

•
These factors also could make it more difficult and expensive for the Company to access the private debt markets, although, given the nature of our current relationship with our primary bank lender, Gateway Bank & Trust Company, we do not expect the Reverse/Forward Stock Split to have a negative impact on the Company’s ability to meet its current financing needs.

Future Stock Transactions.  We have no current plans to issue Common Stock after the Reverse/Forward Stock Split, but we reserve the right to do so at any time and from time to time at such prices and on such terms as the Board of Directors determines to be in the best interests of the Company.  Continuing Shareholders will not have any preemptive or other preferential rights to purchase any of our stock that we may issue in the future, unless such rights are specifically granted to the shareholders.  Additionally, while we have no present plan to do so, after the Reverse/Forward Stock Split has been consummated the Company may, from time to time, repurchase shares of Common Stock pursuant to a repurchase program, privately negotiated sales, or other transactions.  Whether or not the Company seeks to purchase shares in the future will depend on a number of factors, including the Company’s financial condition, operating results, and available capital at the time.

Effect on Market for Shares and Liquidity.  Our Common Stock is currently quoted on the OTCQB Tier of the Pink Sheets over-the-counter market, and we expect that after the Transaction our Common Stock will trade on either the Pink Sheets – Limited Information Tier or the Pink Sheets – No Information Tier.  The resulting lack of public information concerning the Company, however, will likely reduce the liquidity of our Common Stock.  It is expected that any trading in our Common Stock after the Transaction will only occur on the Pink Sheets or in privately negotiated sales.  The Pink Sheets is maintained by OTC Markets Group, Inc., a quotation service that collects and publishes market maker quotes for over-the-counter securities.  The Pink Sheets is not a stock exchange or a regulated entity.  Price quotations are provided by over-the-counter market makers and company information is provided by the over-the-counter companies.  Since market makers (and not the Company) quote our Common Stock in the Pink Sheets, we cannot guarantee that our Common Stock will always be available for trading in the Pink Sheets.  There is no assurance that there will be any Pink Sheets quotations after the Transaction or that, if such quotations begin, they will continue for any length of time.

Important Information Regarding Beneficial Ownership and Record Ownership

Only the shares of Common Stock of those shareholders of record, or “record holders,” identified in our records of security holders as holding less than 400 shares of Common Stock will be exchanged for cash in the Reverse/Forward Stock Split.  If you hold your shares in “street name” through a nominee (such as a bank, broker or other third party), you are not considered to be the record holder of those shares.  Instead, you are the “beneficial owner” of those shares and your nominee is the record holder.  If your nominee is identified in our records of security holders as the record holder of less than 400 shares of Common Stock in the aggregate, those shares will be exchanged for cash in the Transaction.  However, your nominee may or may not be identified in our records of security holders as holding your shares.  In most cases, your nominee will hold your shares in a “street name” account with the commercial depositary Cede & Co., and Cede & Co. will be listed on our records of security holders as holding those shares, in which case your shares will not be affected by the Transaction.  The Reverse/Forward Stock Split will not affect shares of Common Stock held in “street name” accounts with Cede & Co. regardless of the number of shares held by any beneficial owner.  Each share of Common Stock held in accounts with Cede & Co. will continue to represent one share of Common Stock after completion of the Reverse/Forward Stock Split.  If you believe you may hold shares of Common Stock in “street name,” you should contact your broker or other nominee to determine how your shares are held and whether they will be affected by the Reverse/Forward Stock Split.

We elected to structure the Reverse/Forward Stock Split so that it would only affect those record holders identified in our records of security holders to allow shareholders and beneficial owners some flexibility with respect to whether they will continue to hold shares of our Common Stock after the Transaction, and to reduce the cost of the Transaction to the Company.  If you hold fewer than 400 shares of Common Stock in “street name” through a nominee holding shares in an account with Cede & Co. and prefer to have your shares exchanged for cash in the Transaction, you must instruct your nominee to transfer your shares, prior to the effective time of the Reverse/Forward Stock Split, into a record account in your name in a timely manner so that you will be considered the record holder immediately prior to the Reverse/Forward Stock Split.  If you hold fewer than 400 shares of Common Stock in your own name as a record holder or in “street name” through a nominee not holding shares in an account with Cede & Co. and do not want to have your shares exchanged for cash in the Transaction, you must, prior to the effective time of the Reverse/Forward Stock Split, acquire sufficient additional shares to cause you to hold of record in your or such nominee’s name a minimum of 400 shares or transfer your shares to a “street name” account with Cede & Co.  Given the historically limited liquidity in our Common Stock, we cannot assure you that any shares will be available for purchase and thus there is a risk that you may not be able to acquire sufficient shares to meet or exceed the required 400 shares.  If you are unable to do so and do not otherwise transfer your shares to a “street name” account with Cede & Co., your shares will be cashed out and you will no longer remain a shareholder after the effective time of the Reverse/Forward Stock Split.

Effects of the Transaction on the Shareholders

Effects on Holders of Fewer than 400 Shares of Common Stock.  Record holders identified in our records of security holders (those shareholders holding shares in their own names and nominees of beneficial owners holding shares in “street name” where such nominee does not hold such shares in an account with Cede & Co.) holding fewer than 400 shares of our Common Stock immediately prior to the effective time of the reverse stock split will receive a cash payment of $1.00 per pre-split share, without interest, and will cease to be our shareholders.  Such Cashed Out Shareholders will have no further financial interest in ACI with respect to their cashed-out shares of Common Stock and thus will not have the opportunity to participate in the potential appreciation in the value of such shares or our future growth, if any.  However, as most nominees hold shares in accounts with Cede & Co., the Transaction will primarily affect those shareholders holding less than 400 shares in their own names.

Cash payments to Cashed Out Shareholders as a result of the Reverse/Forward Stock Split will be subject to income taxation.  For a discussion of the material federal income tax consequences of the Reverse/Forward Stock Split, please see the section of this proxy statement captioned “Special Factors—Material U.S. Federal Income Tax Consequences” beginning on page 48 of this proxy statement.

If you are a record holder identified in our records of security holders (those shareholders holding shares in their own names) and hold fewer than 400 shares of our Common Stock before the Reverse/Forward Stock Split and want to avoid a cash out of your shares in the Transaction, you must acquire, prior to the effective time of the Transaction, sufficient additional shares to cause you to hold a minimum of 400 shares of record registered in your name immediately prior to the effective time of the Transaction.  However, given the historically limited liquidity in our stock, we cannot assure you that any shares will be available for purchase and thus there is a risk that you may not be able to acquire sufficient shares to meet or exceed the required 400 shares.  If you were unable to do so, your shares would be cashed out and you would no longer remain a shareholder after the effective time of the Transaction.  In the alternative, you can also avoid having your shares cashed out in the reverse stock split portion of the Transaction by transferring, prior to the effective time of the reverse stock split, your shares to “street name” with a nominee holding shares in an account with Cede & Co.  In either case, you will have to act far enough in advance so that any purchase of Common Stock and/or consolidation of your accounts containing Common Stock is completed by the close of business prior to the Effective Date of the Reverse/Forward Stock Split.  The “Effective Date” is the date upon which the Certificates of Amendment to our Articles of Incorporation become effective and will not be prior to the date of the Special Meeting.

Similarly, if you are a beneficial owner holding shares in “street name” through a nominee which holds on an aggregated basis fewer than 400 shares of our Common Stock immediately prior to the effective time of the Transaction and does not hold such shares in an account with Cede & Co., you can avoid a cash out of your shares in the reverse stock split by acquiring, prior to the effective time of the reverse stock split, sufficient additional shares to cause you to hold through your nominee a minimum of 400 shares immediately prior to the Transaction.  However, given the historically limited liquidity in our stock, we cannot assure you that any shares will be available for purchase and thus there is a risk that you may not be able to acquire sufficient shares to meet or exceed the required 400 shares.  If you were unable to do so, your shares would be cashed out and you would no longer remain a shareholder after the effective time of the reverse stock split. In alternative, you can also avoid having your shares cashed out in the reverse stock split portion of the Transaction by transferring your shares, prior to the effective time of the reverse stock split, into “street name” with a nominee holding shares in an account with Cede & Co.

Effects on Holders of 400 or More Shares in Multiple Accounts.  The number of shares held by a shareholder in two or more separate but identical record holder accounts will be combined to determine the number of shares of our Common Stock owned by that shareholder and, accordingly, whether the shareholder will be a Cashed Out Shareholder or a Continuing Shareholder.  However, we will treat shares of Common Stock held of record in your name and those held in “street name” through a nominee (such as a bank, broker or other third party) separately.  We will not combine the number of shares held of record in your name and those in “street name” accounts in determining which shares will be cashed out.  Similarly, shares held by record holders in joint accounts, such as by a husband and wife, and shares held in similar capacities will be treated separately, and will not be combined with individual accounts in determining whether a holder will be a cashed-out shareholder or a continuing shareholder.  As a result, a shareholder holding 400 or more shares of Common Stock in a combination of street name accounts and record ownership accounts may nevertheless have those shares held of record cashed-out.  For example, if you are the record holder of fewer than 400 shares of our Common Stock immediately prior to the effective time of the reverse stock split, you will receive $1.00 in cash per share, without interest, from us for each pre-Transaction share held of record immediately prior to the reverse stock split.  The Transaction will not affect shares of Common Stock held by beneficial owners in “street name” through a nominee (such as a bank, broker or other third party) unless such nominee holds on an aggregated basis fewer than 400 shares immediately prior to the effective time of the reverse stock split and does not hold such shares in an account with Cede & Co., in which case such shares will be converted into the right to receive $1.00 in cash per share, as described above.  Otherwise, each share of Common Stock held in “street name” will continue to represent one share of Common Stock after completion of the Transaction.

If you are in this situation and do not want to have your shares cashed out in the Transaction, you must transfer to your record account sufficient additional shares to cause you to hold in your name a minimum of 400 shares of record immediately prior to the effective time of the reverse stock split portion of the Transaction, or transfer shares held of record in your name to “street name” with a nominee holding shares in an account with Cede & Co. prior to the effective time of the reverse stock split.  Given the historically limited liquidity in our stock, we cannot assure you that any shares will be available for purchase and thus there is a risk that you may not be able to acquire sufficient shares to meet or exceed the required 400 shares.  As noted above, you will need to take any such action far enough in advance so that any purchase of Common Stock and/or consolidation of your accounts containing Common Stock is completed by the close of business prior to the Effective Date of the Reverse/Forward Stock Split, which is the date on which the Certificates of Amendment to our Articles of Incorporation become effective and will not be prior to the date of the Special Meeting.

Effects on Unaffiliated Shareholders Who Hold Fewer Than 400 Shares.  The foregoing discussions of “Effects on Holders of Fewer than 400 Shares of Common Stock” and “Effects on Holders of 400 or More Shares in Multiple Accounts” apply equally to both affiliated and unaffiliated shareholders; accordingly, the affects on unaffiliated shareholders who hold fewer than 400 shares of our Common Stock (as well as any affiliated shareholders who might fall into this category) will be as described in those sections.  However, it should be noted that we do not believe the Company presently has any affiliated holders of fewer than 400 shares of Common Stock, nor do we expect there to be any affiliated holders of fewer than 400 shares of our Common Stock at the effective time of the Transaction.

Effects on Unaffiliated Shareholders Who Hold 400 or More Shares.  For record holders identified in our records of security holders (those shareholders holding shares in their own names and nominees of beneficial owners holding shares in “street name” where such nominee does not hold such shares in an account with Cede & Co.) holding 400 or more shares, the Transaction may have the following effects:

•
Reverse Stock Split and Forward Stock Split. Each share of Common Stock so held immediately prior to the effective time of the reverse stock split will continue to represent one share of Common Stock after completion of the Transaction.

•
Termination of Exchange Act Registration and Suspension of SEC Reporting Obligations.  Our Common Stock is currently registered under the Exchange Act.  The registration may be terminated upon application by us to the SEC if there are fewer than 500 holders of record of our Common Stock (because our total assets are less than $10 million).  In order to terminate our Common Stock registration under the applicable provisions of the Exchange Act, we will file a Form 15 with the SEC, following the Effective Date for the Transaction, certifying that we have less than 500 record holders and less than $10 million in total assets.  Our obligation to file periodic and current reports as a result of our Common Stock’s registration under the applicable provisions of the Exchange Act will be suspended immediately upon filing the Form 15 with the SEC.  After the 90-day waiting period following the filing of the Form 15:

o	our obligation to comply with the requirements of the SEC’s proxy rules and to file proxy statements under Section 14 of the Exchange Act will also be suspended;

o
our executive officers, directors and 10% shareholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC under Section 16 of the Exchange Act, and will no longer be subject to the related prohibitions against retaining short-swing profits in our shares of Common Stock; and

o	persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.

•
Consequently, Continuing Shareholders that remain shareholders after the Transaction will have access to less information about us and our business, operations, and financial performance.  However, following the filing of the Form 15 with the SEC, if on the first day of any fiscal year we have more than 500 record holders (or more than 300 record holders, if our total assets have not remained less than $10 million), we will once again become subject to the reporting requirements of the Exchange Act.  Notwithstanding the suspension of our Exchange Act reporting obligations, we will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.

•
Cost Savings.  As detailed above in the section of this proxy statement captioned “Special Factors—Purposes of and Reasons for the Reverse/Forward Stock Split”, we expect to save at least $129,000 on an annual basis by becoming a non-SEC reporting company.  We also believe our management team, which currently spends a significant amount of time on activities related to compliance with the Exchange Act and the Sarbanes-Oxley Act, will have more time to devote to responding to the current challenges facing our business and growing long-term shareholder value.

•
Effect on Market for Shares and Liquidity.  Our Common Stock is currently quoted on the OTCQB Tier of the Pink Sheets over-the-counter market, and we expect that after the Transaction our Common Stock will trade on either the Pink Sheets – Limited Information Tier or the Pink Sheets – No Information Tier.  The resulting lack of public information concerning the Company, however, will likely reduce the liquidity of our Common Stock.  It is expected that any trading in our Common Stock after the Transaction will only occur on the Pink Sheets or in privately negotiated sales.  The Pink Sheets is maintained by OTC Markets Group, Inc., a quotation service that collects and publishes market maker quotes for over-the-counter securities through its web site at www.otcmarkets.com.  The Pink Sheets is not a stock exchange or a regulated entity.  Price quotations are provided by over-the-counter market makers and company information is provided by the over-the-counter companies.  Since market makers (and not the Company) quote our Common Stock in the Pink Sheets, we cannot guarantee that our Common Stock will always be available for trading in the Pink Sheets.  There is no assurance that there will be any Pink Sheets quotations after the Transaction or that, if such quotations begin, they will continue for any length of time.

•
Reduction in Publicly Available Information.  If we complete the Transaction as described in this proxy statement, our Common Stock will no longer be registered under the Exchange Act and we will no longer be a reporting company under the Exchange Act.  We will, therefore, cease to file annual, quarterly, current, and other reports and documents with the SEC, although we do intend to continue to make available to our shareholders unaudited quarterly and audited annual financial information and proxy statements.  Parties that remain shareholders after the Transaction will, therefore, have access to less information about us and our business, operations, and financial performance than is currently available.  Further, in the event that we terminate the registration of the Common Stock under the Exchange Act, the Company will no longer be subject to the provisions of Sarbanes-Oxley or the liability provisions of the Exchange Act and the officers of the Company will no longer be required to certify the accuracy of the Company’s financial statements.

•
Possible Decline in the Value of Our Common Stock.  Because of the possible limited liquidity for our Common Stock, the suspension of our obligation to publicly disclose financial and other information following the Transaction and the deregistration of our Common Stock under the Exchange Act, Continuing Shareholders may be less able to determine the value of their Common Stock and, accordingly, may experience a significant decrease in the value of their Common Stock.

•
Aggregate Shareholders’ Equity.  The Reverse/Forward Stock Split is estimated to result in the retirement of approximately 92,153 shares of our Common Stock at a cost of $1.00 per share, plus additional transaction costs that we estimate at $136,000.  Accordingly (i) our aggregate shareholders’ equity will decrease from approximately $901,272 as of November 27, 2010 to approximately $704,925 on a pro forma basis (after giving effect to the estimated Transaction costs described above, less approximately $31,805 expended prior to the November 27, 2010 balance sheet date) and (ii) the book value per share of our Common Stock as of November 27, 2010, would decrease from $1.20 per share on a historical basis to approximately $1.07 on a pro forma basis.

Effect on Beneficial Owners Holding Through Nominees in Accounts with Cede & Co.  The Transaction will not cause shares of Common Stock held by shareholders in “street name” through a nominee holding shares through an account with Cede & Co. to be cashed out, regardless of the number of shares held.  Each share of Common Stock so held will continue to represent one share of Common Stock after completion of the Transaction.  As most nominees hold shares in accounts with Cede & Co., the Transaction will primarily result in those shareholders holding less than 400 shares in their own names to become Cashed Out Shareholders, and most beneficial owners will be affected by the Transaction in the same manner as described above for unaffiliated shareholders who hold 400 or more shares.

Effect on Affiliated Shareholders.  As of the Record Date, the 7,702 shares of Common Stock beneficially held by our directors and executive officers represent approximately 1.03% of our outstanding Common Stock, and the 488,675 shares of Common Stock held by Diana K. Richardson, both individually and as the controlling shareholder of ZBR, Inc., a Subchapter S corporation, represent an additional 65.20% of our outstanding Common Stock.  Our affiliates, consisting of our directors, executive officers and 10% shareholders, will participate in the Transaction and will be affected by the Transaction to the same extent as non-affiliates.  Each of our executive officers and directors who hold stock, as well as our controlling 10% shareholder, Diana K. Richardson, have indicated that they intend to vote all of their shares of our Common Stock “FOR” the Transaction.

Upon the effectiveness of the Reverse/Forward Stock Split, and as a result of the reduction of the number of shares of Common Stock outstanding by approximately 92,153 shares, we estimate that the ownership percentage of our shares of Common Stock held by our directors and executive officers will increase to 1.17%, and the percentage of our outstanding Common Stock held by Diana K. Richardson (both individually and as the controlling shareholder of ZBR, Inc.) will increase to 74.34%, so that the aggregate percentage of the Company’s outstanding Common Stock held by our directors, executive officers and 10% shareholders is expected to increase from approximately 66.23% to approximately 75.52% as a result of the Reverse/Forward Stock Split, which will not affect the control of the Company.  The increase in the ownership percentage of our shares of Common Stock held by directors, executive officers and 10% shareholders and the reduction in the number of shares outstanding following the completion of the Transaction is based upon information in the Company’s possession as of the Record Date, as to record holders of our Common Stock.  The ownership percentage and the reduction in the number of shares outstanding following the Reverse/Forward Stock Split may increase or decrease depending on purchases, sales and other transfers of our shares of Common Stock by our shareholders prior to the effective time of the Transaction, and the resulting number of shares that are actually cashed out in the Transaction.  The ownership percentage of our shares of Common Stock held by directors, executive officers and 10% shareholders and the ownership percentage of the continuing shareholders will proportionally increase or decrease as a result of such purchases, sales and other transfers of our shares of Common Stock by our shareholders prior to the effective time of the Reverse/Forward Stock Split, and depending on the number of shares that are actually cashed out in the Transaction.  Like all other Continuing Shareholders, these affiliates also are likely to experience reduced liquidity of their shares of Common Stock.

In addition, our executive officers, directors and controlling 10% shareholder may have interests in the Transaction that are different from your interests as a shareholder, and have relationships that may present conflicts of interest.  Unlike record holders holding less than 400 shares of Common Stock, due to the extent of and manner in which our directors, executive officers, and our controlling 10% shareholder hold their respective shares, we anticipate that our directors and executive officers, as well as our controlling 10% shareholder, will remain as Continuing Shareholders of ACI and will not be cashed out.  Similarly, unlike the Cashed Out Shareholders, because our directors and executive officers, and our controlling 10% shareholder, will not be cashed out, we do not anticipate that they will recognize any taxable gain or loss as a result of the Transaction.  See “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” beginning on page 27 of this proxy statement; “Special Factors—Material U.S. Federal Income Tax Consequences” beginning on page 48 of this proxy statement and “Additional Information Regarding the Company and the Special Meeting—Certain Relationships and Related Transactions” beginning on page 64 of this proxy statement.

No Change in Authorized Shares or Par Value of the Company’s Voting Common Stock

The number of authorized shares and the par value of the Company’s voting Common Stock will not be affected by consummation of the Reverse/Forward Stock Split.  After giving effect to the Reverse/Forward Stock Split, we will continue to have 5,000,000 shares of voting Common Stock authorized, having a par value of $0.10 per share.  We intend to return all shares of Common Stock purchased by us from Cashed Out Shareholders to the status of authorized, but unissued shares of Common Stock.

Failure to Effect the Reverse/Forward Stock Split

Although we are requesting your approval of the Transaction, the Special Transaction Committee and our Board of Directors have reserved the right to rescind, abandon or change their recommendation in favor of the Reverse/Forward Stock Split at any time up to and until the vote of shareholders at the Special Meeting, and the Board has retained authority, in its discretion, to withdraw Proposal 1 and Proposal 2 to amend our Articles of Incorporation to effect the Transaction, and to cancel the Special Meeting, at any time prior to the shareholder vote at the Special Meeting.  In addition, even if the Transaction is approved by shareholders at the Special Meeting, the Board may determine not to implement the Transaction if it subsequently determines that the Transaction is not in our best interests or in the best interests of our shareholders, including all unaffiliated shareholders.  If for any reason the Transaction is not approved, or if approved, is not implemented, we will not deregister our Common Stock until such time as we are otherwise eligible to do so, which means that we would continue to be a SEC reporting company.  Reasons to withdraw the Transaction prior to shareholder approval, or to abandon the Transaction after the Special Meeting but prior to implementation, could include, among other things:

•	any change in the nature of the holdings of shareholders that would result in us not being able to reduce the number of our record holders below 500 as a result of the Transaction;

•	any change in the number of record holders that would enable us to deregister our shares of Common Stock without effecting the Transaction;

•
any change in the number of shares that would be cashed-out in connection with the Transaction, including the shares owned by holders in street name, that would increase in any material respect the cost and expense of the Transaction compared to what we presently estimate;

•	any material change in the market price of our Common Stock prior to the effective date of the Transaction; and

•
any adverse change in our financial condition that would cause us to believe that the Transaction would no longer be in our best interests or in the best interests of our shareholders, including all unaffiliated shareholders.

If our Special Transaction Committee and Board of Directors decide to abandon the Reverse/Forward Stock Split by taking any of the actions discussed above, we will announce such decision and action to shareholders by filing a Current Report on Form 8-K filed with the SEC and by amending the Schedule 13E-3 filed in connection with the Reverse/Forward Stock Split.

Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons

Our directors, officers and 10% shareholders may have interests in the Reverse/Forward Stock Split that are different from your interests as a shareholder, and have relationships that may present conflicts of interest.  These include the following family relationships that exist between certain of our directors and executive officers and our controlling shareholder: Michael Todd Richardson, a director and our Executive Vice President and Chief Operating Officer, is the son of our controlling shareholder, Diana K. Richardson and her late husband, our former Chairman and CEO Michael A. Richardson, and director Thomas L. Richardson is the uncle of the late Michael A. Richardson and the great uncle of Michael Todd Richardson.  While our Board of Directors recommends a vote “FOR” the Transaction, to the Company’s knowledge, none of the Company’s affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the Transaction.  Our directors and executive officers, as well as our controlling shareholder, have indicated that they intend to vote their shares of our Common Stock “FOR” the Transaction.  The shares of stock beneficially held by our directors and executive officers represent approximately 1.03% of the outstanding Common Stock eligible to vote at the Special Meeting, and the shares held by Diana K. Richardson, both individually and as the controlling shareholder of ZBR, Inc., a Subchapter S corporation, represent an additional 65.20% of the outstanding Common Stock eligible to vote at the Special Meeting.  Accordingly, if all of such shares are voted as indicated, they collectively will represent 66.23% of the total outstanding voting power of our Common Stock, which will ensure the approval of the Reverse/Forward Stock Split.

Upon the effectiveness of the Reverse/Forward Stock Split, and as a result of the reduction of the number of shares of Common Stock outstanding by approximately 92,153 shares, we estimate that the ownership percentage of our shares of Common Stock held by our directors and executive officers will increase to 1.17%, and the percentage of our outstanding Common Stock held by Diana K. Richardson (both individually and as the controlling shareholder of ZBR, Inc.) will increase to 74.34%, so that the aggregate percentage of the Company’s outstanding Common Stock held by our directors, executive officers and 10% shareholders is expected to increase from approximately 66.23% to approximately 75.52% as a result of the Reverse/Forward Stock Split, which will not affect the control of the Company.  The increase in the ownership percentage of our shares of Common Stock held by directors, executive officers and 10% shareholders and the reduction in the number of shares outstanding following the completion of the Transaction is based upon information in the Company’s possession as of the Record Date, as to record holders of our Common Stock.  The ownership percentage and the reduction in the number of shares outstanding following the Reverse/Forward Stock Split may increase or decrease depending on purchases, sales and other transfers of our shares of Common Stock by our shareholders prior to the effective time of the Transaction, and the resulting number of shares that are actually cashed out in the Transaction.  The ownership percentage of our shares of Common Stock held by directors, executive officers and 10% shareholders and the ownership percentage of the continuing shareholders will proportionally increase or decrease as a result of such purchases, sales and other transfers of our shares of Common Stock by our shareholders prior to the effective time of the Reverse/Forward Stock Split, and depending on the number of shares that are actually cashed out in the Transaction.

Additionally, our directors, executive officers and any shareholders who own more than 10% of our outstanding Common Stock will experience certain advantages after the Transaction in that they will be relieved of certain SEC reporting requirements and “short-swing trading” provisions making them liable to recovery of “short-swing profits” under Section 16 of the Exchange Act, and persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.  Furthermore, information regarding their compensation and stock ownership will no longer be publicly available.  In addition, by deregistering the Common Stock under the Exchange Act subsequent to the consummation of the Transaction, we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officer, although no such loans currently are contemplated.

Alternatives Considered

As stated above in the section of this proxy statement captioned “Special Factors—Background of the Transaction,” the Special Transaction Committee and our Board of Directors considered other methods of effecting a transaction to deregister our Common Stock under the Exchange Act and suspend the Company’s SEC reporting obligations, but ultimately rejected each of these alternatives and determined that the Transaction was preferable to the other alternatives.  There was no consideration of any other alternatives that were not related to deregistration of our Common Stock.

When considering the various alternatives to the Transaction, the primary focus was the level of assurance that the selected alternative would result in us having fewer than 500 record owners of our Common Stock, thus allowing us to achieve our objective of terminating registration of our Common Stock under the Exchange Act, the time frame within which such alternative could reasonably be expected to be achieved, again relative to the other alternatives under consideration, as well as the potential costs of the alternative transactions.

•
Issuer Tender Offer.  In this alternative, we would offer to purchase a set number of shares within a specific timetable.  The results of an issuer tender offer would be unpredictable, however, due to the fact that participation by shareholders in a tender offer is voluntary, and we would have no assurance that enough shareholders would tender all of their shares of our Common Stock to reduce the number of record holders of our Common Stock to fewer than 500.  Moreover, the rules governing tender offers require equal treatment of all shareholders, including pro rata acceptance of offers from shareholders.  As a result, if the number of tendered shares exceeded the number of shares sought in the offer, we would be required to accept shares ratably, which would not result in a reduction in the number of our record shareholders.  Additionally, the cost of effecting an issuer tender offer likely could be greater than the cost of implementing the Reverse/Forward Stock Split, since partial tenders by larger holders would require payment for tendered shares without reducing the number of record holders.  The Special Transaction Committee and the Board considered that since they could not guarantee or predict with certainty how many shares would be tendered or the number of record holders that would be eliminated, the possibility existed that such a transaction would not reduce the number of record holders to below 500, and the estimated costs of this type of transaction potentially could be higher than the costs of the Transaction.  As a result of these disadvantages, the Special Transaction Committee and our Board of Directors determined not to pursue this alternative.

•
Odd-Lot Tender Offer.  Unlike a traditional issuer tender offer, an odd lot tender offer would be offered only to shareholders owning a set number (or fewer) shares of our Common Stock.  A principal disadvantage of such an approach, however, results from the voluntary nature of the program.  Because shareholders would not be required to participate in the program, the Company could not be certain at the outset whether a sufficient number of odd-lot shareholders would participate and thereby result in the number of shareholders being reduced to below 500.  In terms of timing, such a program, especially after giving effect to any extensions of deadlines for tendering into the program, would likely necessitate a longer time frame than that of the Reverse/Forward Stock Split.  As a result of these disadvantages, the Board of Directors and the Special Transaction Committee rejected this alternative.

•
Reclassification of a Portion of Our Common Stock.  The Board of Directors and the Special Transaction Committee also considered undertaking a transaction in which all record holders of fewer than a set number of shares of Common Stock would have their shares reclassified into shares of a new series of non-voting preferred stock, which would have been structured to reduce the number of shareholders of record of the Company’s Common Stock below 500, while also resulting in fewer than 500 record holders of the new series of non-voting preferred stock.  Such a transaction would have offered the advantage of allowing all of our current shareholders to maintain an equity interest in the Company and also might have been less costly than the Reverse/Forward Stock Split, since it would not have required us to cash out any of our smaller shareholders.  This alternative was not deemed feasible, however, because the current distribution of shares among our record holders includes over 200 accounts grouped near the middle of our record of Common Stock holders (arranged in descending order by number of shares held) which all hold exactly the same number of shares of Common Stock.  As a result, we would have been unable to select any “dividing line” for splitting our existing population of record shareholders into two groups without one of those groups still having very close to 500 shareholders of record.  While we do not expect our total assets to exceed $10 million in the reasonably foreseeable future, our Special Transaction Committee and Board also took note of the fact that there was no scenario under which such a reclassification could result in ACI having fewer than 300 record holders of any outstanding class of stock.  Accordingly, a reclassification could not provide sufficient assurance that the Company would be able to realize one of our primary purposes for the Transaction – achieving long-term cost savings for the benefit of our remaining shareholders by becoming, and remaining, exempt from the registration and public reporting requirements of the Exchange Act.  As a result of this significant disadvantage, the Board of Directors and the Special Transaction Committee rejected this alternative.

•
Partial Cash-Out Merger.  The Board of Directors and the Special Transaction Committee also considered the feasibility of a transaction in which the Company would cash out shareholders owning less than a specified number of shares by merging a newly-formed subsidiary of the Company with and into the Company.  While the effect of this transaction would be similar to that of the Reverse/Forward Stock Split, the Board of Directors and the Special Transaction Committee rejected this alternative because of the greater complexity of this type of transaction and the additional documentation required, including but not limited to the formation of a new entity and the possible need to assign or amend material contracts of the Company, which would likely result in significant additional legal and other administrative costs.

•
Taking the Company Completely Private.  The Board of Directors and the Special Transaction Committee also considered the feasibility of a transaction, structured either as a reverse stock split or a full cash-out merger, in which all shareholders other than the Company’s controlling shareholder would receive cash for their shares and terminate their equity ownership in ACI.  While this approach would have had the advantage of offering a liquidity event to all shareholders other than our controlling shareholder, our Special Transaction Committee and Board of Directors decided that such a transaction would be cost prohibitive for the Company at this time, due to both the far larger number of shares that would have to be acquired and the significantly greater legal complexities and expense of such a transaction.  The Board and Special Transaction Committee also noted that, in comparison to a full going private transaction, the Reverse/Forward Stock Split that is the subject of this proxy statement would only require us to cash out approximately 12.3% of the Company’s current equity ownership, while achieving a significant reduction in ongoing administrative overhead that will benefit the Continuing Shareholders, who represent approximately 87.7% of our currently outstanding shares.  As a result of these considerations, the Board of Directors and the Special Transaction Committee rejected the alternative of taking the Company completely private.

•
Repurchase of Shares in the Open Market or in Privately Negotiated Transactions.  The Special Transaction Committee and the Board also considered making periodic repurchases of our Common Stock in the open market or in privately negotiated transactions.  However, the Special Transaction Committee and the Board noted that this method would be lengthy and, due to the large number of very small accounts included among ACI’s record shareholders, to date the Company’s repurchase of numerous shares over the past few years in response to periodic, unsolicited requests from shareholders had not resulted in significant progress towards reducing the number of record holders below 500.  Further, because the participation by selling shareholders in a repurchase program is voluntary, there would continue to be no assurance that the Company could ever reduce the number of record holders of its Common Stock below 500 by following this approach.  Accordingly, the Board of Directors and the Special Transaction Committee also rejected this alternative.

•
Remaining a SEC Reporting Company.  The Special Transaction Committee and the Board also considered the possibility of remaining a SEC reporting company.  In that case, the Special Transaction Committee and the Board believed that we would continue to incur the significant expenses of being a public company without enjoying many of the benefits traditionally associated with SEC reporting company status, including, but not limited to, raising capital in the public markets, stock liquidity and the ability to use our Common Stock as currency for acquisitions.  The Special Transaction Committee and the Board ultimately concluded that becoming a non-SEC reporting company would be in our best interests and in the best interests of our shareholders and, accordingly, rejected this alternative.

After carefully reviewing all of these alternatives, for the reasons discussed above, the Special Transaction Committee recommended, and the Board approved, the Reverse/Forward Stock Split as the most expeditious and economical way of changing our status from that of a SEC reporting company to that of a non-reporting company.

Fairness of the Reverse/Forward Stock Split

As discussed above in the section of this proxy statement entitled “Special Factors—Background of the Reverse/Forward Stock Split,” in order to provide a fair and independent consideration of this transaction, the Board of Directors appointed a Special Transaction Committee consisting of three non-employee directors, Danny R. Skates (Chairman), Virgil E. Bishop and Andrew V. Douglas.  The Special Transaction Committee was given the exclusive power and authority of the Board to, among other things:

•
determine the fairness to ACI and our unaffiliated shareholders of engaging in a Going Private Transaction that would reduce ACI’s number of record shareholders to a level that would allow ACI to terminate the registration of our Common Stock under the Exchange Act

•
select, and approve the terms of the engagement of, an independent outside financial advisor to assist the Special Transaction Committee and Board in valuing our Common Stock and assessing the various alternatives for engaging in such a transaction; and

•
recommend to the Board what, if any, action should be taken by ACI, including recommending the appropriate type of Going Private Transaction to allow the Company to deregister its Common Stock under the Exchange Act, and the recommended terms thereof.

Messrs. Skates, Bishop and Douglas were chosen to serve on the Special Transaction Committee because they are “independent,” as such term is defined under SEC Exchange Act Rule 10A-3, and each of them also qualifies as “independent” within the meaning of Rule 5605(a)(2) of The NASDAQ Stock Market’s listing standards (which, while ACI is not listed on NASDAQ, is used for purposes of evaluating director independence in our annual proxy statements).  None are currently employed as an officer or employee of the Company, beneficially own, directly or indirectly, more than 10% of the Common Stock, or hold any other relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as directors and members of the Special Transaction Committee.  Messrs. Skates, Bishop and Douglas, in addition to being independent directors of the Company, have been Board members since 2001, 1987 and 1998, respectively, and are familiar with our business and prospects.

The Special Transaction Committee has fully reviewed and considered the terms, purpose, alternatives, and effects of the Reverse/Forward Stock Split and has determined and reasonably believes that the Reverse/Forward Stock Split is in the best interests of the Company and is substantively and procedurally fair to each group of affiliated and unaffiliated shareholders of the Company, including the unaffiliated Cashed Out Shareholders who, individually, will receive cash in lieu of fractional shares fewer than one whole share and the unaffiliated Continuing Shareholders, individually, who will remain shareholders of the Company after the Reverse/Forward Stock Split.  After studying the Reverse/Forward Stock Split and its anticipated effects on our shareholders, the Special Transaction Committee unanimously approved the Reverse/Forward Stock Split.

The Board of Directors and the Special Transaction Committee believe that they have a fiduciary responsibility to all shareholders of the Company, including the Cashed Out Shareholders as well as the Continuing Shareholders.  Paying excessive cash consideration to shareholders with fewer than 400 shares of Common Stock would not be fair to the Continuing Shareholders remaining after the Reverse/Forward Stock Split, while paying inadequate cash consideration would not be fair to our Cashed Out Shareholders receiving such consideration in exchange for their shares.  In upholding its fiduciary responsibility to all of the shareholders of the Company, the Special Transaction Committee reviewed and considered the terms, alternatives, and effects of the Reverse/Forward Stock Split on each of the Cashed Out Shareholders, the Continuing Shareholders, and the Company.  The Special Transaction Committee considered the presentation and valuation analyses of Southard Financial of Memphis, Tennessee, a specialized consulting and valuation firm focusing on providing stock valuations to companies and financial institutions located throughout the United States, as outlined in its fairness opinion, which is discussed in greater detail in the section below entitled “Special Factors—Opinion of Independent Financial Advisor.”

Procedural Fairness

Our Board of Directors, including all of the directors who are not employees of the Company, decided not to engage an unaffiliated representative to act solely on behalf of our unaffiliated shareholders for the purpose of negotiating the terms of the Transaction or preparing a report covering the fairness of the Transaction.  In reaching this decision, the Board of Directors considered the fact that retaining an unaffiliated representative would be an added expense of the Transaction which the Board did not believe would affect the outcome of the Transaction because a majority vote of the unaffiliated shareholders is not required under Georgia law. Rather, the Board established the Special Transaction Committee to consider and evaluate the advisability of a Reverse/Forward Stock Split that would permit us to deregister our Common Stock with the SEC, the various alternatives relative to such a transaction, the related advantages and disadvantages to us and our unaffiliated shareholders of each of those alternatives, the fairness of the consideration to be paid to shareholders cashed out in the reverse stock split, both to our unaffiliated Cashed Out Shareholders and to our Continuing Shareholders as a result of the Transaction, and to make a recommendation to our full Board of Directors concerning the advisability of the Transaction.  The Board believes that the Special Transaction Committee, each of whose members is independent as discussed above, was sufficient to protect the interests of unaffiliated shareholders.  In addition, the Special Transaction Committee took note of the fact that the interests of unaffiliated shareholders inherently varied depending upon whether any particular unaffiliated shareholder held 400 shares or more, or fewer than 400 shares, of the Company’s Common Stock of record.  Although there was no third party that acted independently on behalf of the unaffiliated shareholders, the members of the Special Transaction Committee reviewed the Transaction and made a recommendation regarding the Transaction that they believed to be fair to the unaffiliated shareholders.

The Special Transaction Committee and the Board of Directors also noted that this proxy statement, along with our other filings with the SEC, provide a great deal of information for unaffiliated shareholders to make an informed decision as to the Transaction, and that no special provision for the review of our corporate files was necessary.  The Special Transaction Committee and the Board of Directors noted as well that, subject to certain conditions, Georgia law already provides shareholders with the right to review the Company’s books and records.

The Special Transaction Committee and the Board of Directors also determined not to condition the approval of the Transaction on approval by a majority of unaffiliated shareholders.  The Special Transaction Committee and the Board of Directors noted that affiliated and unaffiliated shareholders will be treated equally in the Transaction.  If separate approval of unaffiliated shareholders were required, our affiliated shareholders would receive lesser voting rights than unaffiliated shareholders solely on the basis of their affiliate status even though they will receive no additional benefits or different treatment in the Transaction, and any such requirement would prevent a majority of the outstanding shares of our Common Stock from participating in the consideration of the proposed Transaction.  Our executive officers, directors and controlling 10% shareholder presently collectively hold shares of Common Stock representing approximately 66.23% of the issued and outstanding shares eligible to vote on the Transaction (see “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” beginning on page 27).  Moreover, because of the disparate nature of our unaffiliated shareholder base, with a large number of shareholders holding relatively few shares, the Board considered that there was a significant possibility that a large percentage of shares of Common Stock would not be voted.  Furthermore, a vote of the majority of unaffiliated shareholders is not required under Georgia law.  Finally, in considering this issue the Special Transaction Committee and Board also noted that shareholders will have the option to increase, divide, or otherwise adjust their existing holdings at any time prior to the Effective Date of the Reverse/Forward Stock Split, so as to retain some or all of their shares of Common Stock, or to receive cash for some or all of their shares, as they see fit.  While a shareholder might not be able to acquire or sell sufficient shares to control whether he or she remains a shareholder following the effective time of the Transaction, due to the historically limited liquidity in our stock, nevertheless, as discussed above under “Special Factors—Effects of the Reverse/Forward Stock Split” beginning on page 19, the same objective may be accomplished by depositing shares of Common Stock into, or withdrawing shares from, an account with a bank, broker or other nominee that holds shares in “street name” through Cede & Co. prior to the effective time of the Transaction.

The Transaction will not affect shares of Common Stock held by beneficial shareholders in “street name” through a nominee (such as a bank, broker or other third party) unless such nominee holds on an aggregated basis fewer than 400 shares immediately prior to the effective time of the reverse stock split and does not hold such shares in an account with Cede & Co., in which case such shares will be converted into the right to receive the cash consideration payable to Cashed Out Shareholders.  Otherwise, each share of Common Stock held in “street name” will continue to represent one share of Common Stock after completion of the Transaction.  However, anyone holding fewer than 400 shares of Common Stock in “street name,” or in a combination of “street name” and of record, who wants to have such shares exchanged for cash in the Transaction, can arrange to transfer those shares into a record account in their name in a timely manner in order to be considered a record holder immediately prior to the Transaction.

The Special Transaction Committee also noted that, although we estimate the Transaction will increase the percentage of our outstanding Common Stock held by our directors and executive officers by an immaterial amount, from 1.03% to 1.17%, and will increase the percentage of our outstanding Common Stock held directly or indirectly by our controlling shareholder, Diana K. Richardson, from 64.58% to 74.34%, these changes will not affect the control of the Company.

Substantive Fairness

The Special Transaction Committee and our Board of Directors reasonably believe that the Reverse/Forward Stock Split is substantively fair to the unaffiliated shareholders, including the unaffiliated Cashed Out Shareholders, individually, and the unaffiliated Continuing Shareholders, individually.  The factors considered by the Special Transaction Committee in reaching its conclusion as to the substantive fairness of the Reverse/Forward Stock Split are discussed below.

The Special Transaction Committee and the Board considered, among other things, the factors listed below, as well as the alternatives to the Transaction as noted above in “Special Factors—Alternatives Considered” (beginning on page 28) in reaching their conclusions as to the substantive fairness of the Transaction.  The Special Transaction Committee and the Board did not assign specific weight to any factors they considered, nor did they apply them in a formulaic fashion.  However, they particularly noted the opportunity in the Transaction for shareholders with fewer than 400 shares of Common Stock to sell their holdings at a price which, while less than the $1.50 price paid in the most recent two sporadic trades that occurred approximately one month and two months, respectively, prior to the Board’s approval of the Transaction, nevertheless represents a premium of about 50% over the average bid price for the Common Stock on the Pink Sheets during ACI’s fiscal 2010 and the first half of fiscal 2011 ($0.66-$0.68 per share) and a premium of approximately 33% over Southard’s initial $0.75 per share valuation of our Common Stock as of August 31, 2010.  It was also noted that the Transaction price represents a premium to the few isolated trades that occurred during the Company’s fiscal year 2010 and the first half of its fiscal 2011, while keeping the Transaction consideration consistent with the $1.00 per share price paid by the Company in its voluntary share repurchases in response to unsolicited shareholder requests over the past several years.  The Special Transaction Committee and Board also particularly noted the fact that shareholders wishing to retain an equity interest in ACI following the Transaction could do so by ensuring through market purchases that they owned at least 400 shares of Common Stock of record immediately prior to the effective time of the Transaction, or otherwise by transferring their shares into a “street name” account held through a nominee (such as a bank, broker or other third party) in an account with Cede & Co.  The Special Transaction Committee also noted the significance of our projected cost and time savings resulting from the Transaction, which will benefit both affiliated and unaffiliated Continuing Shareholders.  The discussion below is not meant to be exhaustive, but we believe it includes all material factors considered by the Special Transaction Committee and our Board of directors in making their determinations.

Future Cost and Time Savings.  As detailed above in the section of this proxy statement captioned “Special Factors—Purposes of and Reasons for the Reverse/Forward Stock Split” on page 9, we expect to realize significant cost savings by the elimination of most of the expenses related to the disclosure, reporting and compliance requirements of the Exchange Act and the Sarbanes-Oxley Act, and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company.  We estimate these savings will amount to a minimum of approximately $129,000 per year (including estimated additional costs of at least $15,000 per year if we remain a public reporting company beyond our fiscal year ending in May 2011 and are required – starting with our Form 10-Q for the first quarter of our fiscal 2012 – to begin providing our financial statements to the SEC in XBRL format).  Further, if we remain a publicly reporting company, the Dodd-Frank Act is expected to result in increased compliance costs for us due to new executive compensation and corporate governance requirements, though the extent of these costs and disclosures are still not known.  In addition, the Special Transaction Committee and the Board noted that we would eliminate the time and effort that our management currently spends preparing and reviewing the reports we file with the SEC under the Exchange Act and the Sarbanes-Oxley Act and, after the Transaction, management will have the opportunity to allocate more time to responding to the current challenges facing our business and growing long-term shareholder value.

Market Price History for Our Common Stock, and Ability to Provide Liquidity to a Large Number of Small Shareholders.  The Special Transaction Committee and the Board noted that the trading volume in our Common Stock on the Pink Sheets has been, and continues to be, extremely limited.  During our fiscal year 2010 (June 1, 2009 to May 31, 2010), 3,800 shares were traded on two trading days in the first fiscal quarter at a weighted average price of $0.75 per share; 4,600 shares were traded on five trading days in the second fiscal quarter at a weighted average price of $0.95 per share; and 9,500 shares were traded on three trading days in the third fiscal quarter at a weighted average price of $0.67 per share.  No shares were traded in the fourth quarter of fiscal 2010 (ended May 31, 2010) or in the first two quarters of fiscal 2011 (June 1, 2010 to November 30, 2010).  As mentioned above, at the beginning of our third quarter of fiscal 2011, there were two trades at $1.50 per share: 200 shares on November 29, 2010 and 1,000 shares on January 3, 2011.  In conjunction with this examination of liquidity in the market for our Common Stock, the Special Transaction Committee and Board also noted that the number of our record holders holding fewer than 400 shares of our Common Stock was very significant relative to the number of “record holders” holding 400 or more shares of our Common Stock, representing approximately 79% of our total number of record shareholders, although such holders represent only approximately 12.3% of ACI’s current equity ownership.  Accordingly, the Special Transaction Committee and Board observed that the Transaction provides a large number of our small record holders with the opportunity to obtain cash for their shares in a very limited trading market without incurring brokerage commissions, at a price that represents a premium over the average bid price for our Common Stock on the Pink Sheets during fiscal 2010 and the first half of our fiscal year 2011, and also represents a premium to the few isolated trades that occurred during the Company’s fiscal year 2010 and the first half of its fiscal 2011 (excluding two trades that occurred at $1.50 per share approximately one month and two months, respectively, prior to our Board’s approval of the Transaction), without requiring ACI to cash out a significant portion of our total shareholders’ equity.  In considering the price to be paid to Cashed Out Shareholders in the Transaction, the Special Transaction Committee and Board also noted that keeping the price at $1.00 per share would be consistent with the price paid by the Company in all of its voluntary share repurchases in response to unsolicited shareholder requests over the past several years, which would avoid treating Cashed Out Shareholders in the Transaction less favorably than those whose shares were repurchased in these prior transactions.

Valuation Analysis and Fairness Opinion of the Independent Financial Advisor.  In determining the cash amount to be paid to Cashed Out Shareholders in the Transaction, the Special Transaction Committee and Board of Directors considered the implied valuation ranges of our Common Stock on an enterprise value basis as presented in Southard’s presentation dated November 17, 2010.  In particular, the Special Transaction Committee and Board of Directors relied on and adopted Southard’s discussion and analysis of the factors considered in arriving at valuation of the Company’s Common Stock on a going concern, or enterprise value basis as set forth in detail on pages 9 through 20 of the financial advisor’s valuation presentation attached as Annex C to this proxy statement.  The Special Transaction Committee and Board of Directors considered an asset based valuation of the Company to the extent set forth in Southard’s analysis of ACI’s overall going concern value. However, the Special Transaction Committee and Board did not consider the net book value of the Company’s assets to be a material indicator of the value of our Common Stock, both because it is merely indicative of historical cost and because over 60% of ACI’s total assets consists of inventory held for sale to our customers in the ordinary course of business. Net fixed assets, which represent approximately 13% of our total assets, consist primarily of leasehold improvements, furniture and fixtures, and vehicles, and are substantially depreciated (with current book value representing approximately 15% of original cost).  All of the Company’s grocery store locations are leased, and ACI does not own any real estate.  The Special Transaction Committee and Board also considered the fact that used grocery store fixtures, which, as noted on page 11 of Southard’s valuation report, represent over 85% of the Company’s fixed assets at original cost, would be unlikely to generate any significant amount of revenue if sold, as opposed to being employed in ACI’s ongoing business operations, given their age and the weakness of the market for such used equipment.  Our Special Transaction Committee and Board of Directors also considered a liquidation analysis of the Company’s assets to be of minimal relevance to determining the fair value of our Common Stock, in light of the factors set forth above in relation to net book value as well as the fact that (i) ACI will remain as a continuing business following the Transaction, (ii) the Transaction will not result in a change in control of the Company, and (iii) the values set forth in such an analysis could only be realized in a sale of the Company or a sale of all of its assets, which we have no current intention to pursue.

In reaching their final decisions to approve the Transaction and recommend it to our shareholders, our Special Transaction Committee and Board of Directors also relied upon and adopted the written opinion of Southard rendered on February 8, 2011, to the effect that, as of the date and based upon the assumptions made, matters considered and limits of review set forth therein, the consideration to be received by Cashed Out Shareholders pursuant to the Transaction is fair, from a financial point of view, to our unaffiliated Cashed Out Shareholders as well as to our unaffiliated Continuing Shareholders.  For more information about Southard’s analysis, you should read the discussion below under “Special Factors—Opinion of Independent Financial Advisor” beginning on page 38.  A copy of Southard’s fairness opinion is attached as Annex D to this proxy statement.

Equal Treatment of Affiliated and Unaffiliated Holders of Our Shares.  The Transaction will not affect record holders and beneficial owners of our shares differently on the basis of affiliate status.  The determining factors in whether a record holder or beneficial owner will be a Cashed Out Shareholder or Continuing Shareholder following the Transaction are the number of shares of our Common Stock held by the record holder or beneficial owner immediately prior to the Transaction, and the manner in which such shares are held (through a nominee as a record holder or in an account with Cede & Co.).  However, due to the extent of and the manner in which our affiliates hold shares, our affiliates will remain as Continuing Shareholders, while other record holders (or beneficial owners holding through such record holders) that own fewer than 400 shares of our Common Stock will be cashed out.

Potential for Shareholders to Control Decision to Remain a Holder of or Liquidate Our Shares.  Current record holders of fewer than 400 shares can remain shareholders of us by acquiring additional shares so that they hold of record at least 400 shares immediately before the Transaction or by transferring their shares into “street name” through a broker or other nominee in an account with Cede & Co..  Conversely, record holders that hold 400 or more shares and desire to liquidate their shares in connection with the Transaction (at the price offered by us) can reduce their holdings to less than 400 shares by selling shares or otherwise transferring some of their shares to “street name” prior to the Transaction.  It should be noted that as there is a limited trading market for our Common Stock on the Pink Sheets, a shareholder seeking to either increase or decrease holdings prior to the Effective Date of the Transaction may not be able to do so.  As a result, there can be no assurance that a shareholder will be able to acquire or sell sufficient shares to control whether such shareholder remains a shareholder following the Effective Date of the Transaction.

Availability of Dissenters’ Rights Under Georgia Law.  In addition to the ability to exercise control over the number of shares of Common Stock held “of record” as described above, the Special Transaction Committee and Board also considered fact that any Cashed Out Shareholders who choose to do so will be entitled to dissent from the Reverse/Forward Stock Split and obtain payment for the fair value of their shares by complying with the procedures detailed in Part 2, Article 13 of the Georgia Business Corporation Code.  For a more detailed discussion of applicable dissenters’ rights and the procedures that must be followed to effectively exercise such rights under Georgia law, please refer to the section of this proxy statement captioned “Special Factors—Dissenters’ Rights” beginning on page 45.

Disadvantages of the Reverse/Forward Stock Split:

The Special Transaction Committee and the Board also considered the disadvantages of the Transaction, including:

No Participation in Future Growth by Cashed-out Shareholders.  Cashed Out Shareholders (those owning fewer than 400 shares of our Common Stock of record at the effective time of the Transaction) will not have an opportunity to liquidate their shares at a time and for a price of their choosing; instead, they will be cashed out and will no longer be shareholders of the Company, and will not have the opportunity to participate in or benefit from future potential appreciation in the Company’s value, if any.

Disparate Treatment of Beneficial Owners.  Beneficial owners holding shares of Common Stock in “street name” will be treated differently than our shareholders of record (as identified in our records of security holders).  Shareholders of record holding fewer than 400 shares of our Common Stock immediately prior to the effective time of the reverse stock split will be cashed out in the Transaction.  However, beneficial owners holding in “street name” through a nominee as the shareholder of record (such as a bank, broker or other third party) which holds an aggregate of 400 or more shares immediately prior to the effective time of the reverse stock split will not be cashed out and will remain as Continuing Shareholders following the Transaction.  Similarly, beneficial owners holding shares in “street name” immediately prior to the effective time of the reverse stock split through a nominee as the shareholder of record (such as a bank, broker or other third party) in an account with Cede & Co., regardless of the number of shares held, will not be cashed out and will remain as Continuing Shareholders following the Transaction.  Since most nominees hold shares in accounts with Cede & Co., most beneficial owners will not be cashed out in the Transaction regardless of the number of shares of Common Stock they beneficially own.

Less Information About the Company Available to Continuing Shareholders and Others.  After completion of the Transaction, we will cease to file annual, quarterly, current, and other reports and documents with the SEC.  While the Company intends to continue to make information regarding the Company’s business and results of operations available to our shareholders after the Reverse/Forward Stock Split, we can make no assurances as to the type of information that we will provide, the form in which the information will be presented, and the frequency with which we will make such information available. As such, shareholders remaining in the Company following the Reverse/Forward Stock Split and our vendors and customers will not have available all of the information regarding the Company’s operations and results that is currently available in the Company’s filings with the SEC.  As a result, it may be more difficult for our vendors and customers to determine the creditworthiness of the Company.

Termination of Public Reporting Company Obligations.  Once our Common Stock ceases to be registered under the Exchange Act, the Company will no longer be subject to public reporting company obligations, such as the provisions of Sarbanes-Oxley or certain liability provisions of the Exchange Act.  Although we will no longer be required to file financial statements with the SEC or to provide such information to shareholders, any financial statements we elect to provide will no longer be required to be certified by the officers of the Company.

Discontinued Reporting Obligations of Certain Insiders.  Our executive officers, directors and 10% shareholders will no longer be required to file reports relating to their transactions in our Common Stock with the SEC under Section 16 of the Exchange Act, and will no longer be subject to the related prohibitions against retaining short-swing profits in our shares of Common Stock.  Additionally, any persons acquiring more than 5% of our Common Stock will no longer be required to report their beneficial ownership under the Exchange Act.

Possible Reduction in Liquidity and/or Value of Our Common Stock.  While we anticipate that our Common Stock will continue to be quoted on either the “Limited Information” or the “No Information” tier of the Pink Sheets OTC market, due to the possible limited liquidity for our Common Stock, the suspension of our obligation to publicly disclose financial and other information following the Reverse/Forward Stock Split and the deregistration of our Common Stock under the Exchange Act, Continuing Shareholders may potentially experience a significant decrease in the liquidity and/or the market value of their Common Stock.  In addition, because market makers (and not the Company) quote our Common Stock in the Pink Sheets, we cannot guarantee that our Common Stock will always be available for trading in the Pink Sheets.

Approval of the Transaction Is Virtually Assured.  As of the Record Date, approximately 66.23% of our issued and outstanding shares of Common Stock eligible to vote with respect to the Transaction were collectively held by our directors and executive officers (who hold approximately 1.03% of our outstanding Common Stock), and by our controlling shareholder, Diana K. Richardson (who individually, and as the controlling shareholder of ZBR, Inc., a Subchapter S corporation, holds approximately 65.20% of our outstanding Common Stock).  As noted above, our directors, executive officers, and controlling shareholder have indicated that they intend to vote all of their shares of our Common Stock “FOR” the Transaction.  If such persons vote their shares as indicated, this will assure approval of the Transaction at the Special Meeting.

Initial Transaction Costs and Financial Impact.  We estimate that the cost of payment to Cashed Out Shareholders, professional fees and other expenses of the Reverse/Forward Stock Split will total approximately $228,153, consisting of approximately $92,153 for the cash-out of the shares of Cashed Out Shareholders, and approximately $136,000 of other estimated costs of the Transaction).  Such amount includes $51,900 already expended prior to our public announcement of the Transaction.  This total amount could be larger or smaller depending on, among other things, the number of shares that are actually cashed-out in the Transaction or an increase in the costs and expenses of the Transaction.  We currently expect to fund these costs through a combination of funds provided by our operating cash flows and borrowings under our revolving line of credit with our primary lender, Gateway Bank & Trust Company.  Accordingly, we expect the aggregate impact of these costs to reduce our cash balances on hand, and increase borrowings under our revolving credit facility to the extent of any of such costs that we do not fund out of operating cash flows, following the completion of the Transaction.  We also may finance a portion of the costs of the Transaction through additional long term debt incurred with Gateway, although we presently do not have any such additional borrowing arrangements in place.  See “Special Factors—Source of Funds and Expenses” beginning on page 44 of this proxy statement.  However, we expect these costs to be offset in less than two years’ time by the cost savings of at least $129,000 per year we expect as a result of the Transaction.

Risk That ACI Could Once Again Become Subject to SEC Filing Requirements.  The Reverse/Forward Stock Split and subsequent filing of a Form 15 to deregister our Common Stock will result in the suspension, and not the termination, of our filing obligations under the Exchange Act.  If on the first day of any fiscal year after the suspension of our filing obligations we have more than 500 shareholders of record (or more than 300 shareholders of record if our assets at such time exceed $10 million), then we must resume reporting pursuant to Section 15(d) of the Exchange Act, which would result in our once again incurring many of the expenses that we expect to save by virtue of the Transaction.

Possible Reduction in Management Incentives.  The deregistration and subsequent decreased liquidity of our Common Stock may result in the Company having less flexibility in attracting and retaining executives and other employees because equity-based incentives (such as stock options) tend not to be viewed as having the same value in a non-public reporting company.  Since our stock has never significant market liquidity, however, historically we have not utilized such incentives as part of our compensation programs.

Our Common Stock May Be Less Attractive As Acquisition Currency.  Our Common Stock may be a less attractive acquisition currency, as an acquirer of illiquid securities of a privately held company must depend on liquidity either via negotiated buy-out or buy-back arrangements, or a liquidity event by the Company that is generally outside of an acquirer’s control.  Historically, however, we have not utilized our stock to fund acquisitions.

Reduced Access to Equity and Debt Capital Markets.  Following the Reverse/Forward Stock Split, since we will no longer be registered with the SEC and will not be filing the periodic reports and proxy statements required under the Exchange Act, it will likely be more costly and time consuming for us to access the public equity and public debt markets, or to raise equity capital from private sources, although historically we have not done this in many years.  These factors also could make it more difficult and expensive for the Company to access the private debt markets, although, given the nature of our current relationship with our primary bank lender, Gateway Bank & Trust Company, we do not expect the Reverse/Forward Stock Split to have a negative impact on the Company’s ability to meet its current financing needs.

Possible Loss of Prestige for the Company.  Public companies are often viewed by shareholders, employees, investors, customers, vendors and others as more established, reliable and prestigious than privately held companies.  In addition, public companies are often followed by analysts who publish reports on their operations and prospects, and garner more press and media coverage than companies whose securities are not available for purchase by the investing public.  Companies that lose status as a public company may risk losing prestige in the eyes of the public, the investment community and key constituencies.  However, our Special Transaction Committee and Board of Directors felt that this was not a significant factor in considering whether to undertake the Transaction due to the fact that we do not currently enjoy research analyst coverage or similar media attention.

Recommendation of the Special Transaction Committee.  Based on the foregoing analyses, including a consideration of the disadvantages of the Transaction, the Special Transaction Committee unanimously determined that the Transaction is procedurally and substantively fair to all unaffiliated shareholders, including both unaffiliated Cashed Out Shareholders and unaffiliated Continuing Shareholders, and believes the consideration to be paid to Cashed Out Shareholders is fair to all unaffiliated shareholders, including unaffiliated Cashed Out Shareholders and unaffiliated Continuing Shareholders.  As a result, the Special Transaction Committee unanimously recommended the Transaction to the full Board of Directors and recommends that our shareholders vote “FOR” approval of Proposal 1 and Proposal 2 to amend our Articles of Incorporation to effectuate the Transaction.

The Special Transaction Committee believes that the factors mentioned above, when viewed together, support a conclusion that the Transaction is substantively fair to the Company’s unaffiliated Cashed Out Shareholders, individually, and the Company’s unaffiliated Continuing Shareholders, individually, because under the proposed Reverse/Forward Stock Split, Cashed Out Shareholders will receive an amount per share of Common Stock which represents a premium over historical market prices for our stock averaged over a reasonable period of time, to partially mitigate the wide swings in prices that typically occur in an illiquid market for a thinly traded security such as our Common Stock, and represents a fair price based on the analysis performed by Southard Financial as independent financial advisor to the Special Transaction Committee and Board, and documented in their written opinion, delivered to the Special Transaction Committee and Board on February 8, 2011, that, as of such date, and based on and subject to the factors and assumptions set forth in that opinion, the $1.00 per share consideration offered in the Reverse/Forward Stock Split is fair, from a financial point of view, to the Company’s unaffiliated shareholders, including both the unaffiliated Cashed Out Shareholders and the unaffiliated Continuing Shareholders.  A copy of Southard’s fairness opinion is included as Annex D to this proxy statement, and it is discussed in greater detail below in the section of this proxy statement entitled “Special Factors—Opinion of Independent Financial Advisor.”

In addition, the Special Transaction Committee determined that the Reverse/Forward Stock Split is substantively fair to unaffiliated shareholders, in part because it provides them an opportunity to liquidate their holdings at a fair price without brokerage commissions at a price that does not prejudice the Continuing Shareholders.  It also should be noted that, other than the purchases made from time to time in response to unsolicited shareholder requests and described below in the section beginning on page 60 entitled “Additional Information Regarding the Company and the Special Meeting—Stock Purchases,” during the past two years the Company has not purchased any shares of its Common Stock.  Further, it should be noted that during the past two years there have been no firm offers (i) to merge the Company with another company, (ii) for the sale of all or substantially all of the assets of the Company, or (iii) for the purchase of the Company’s Common Stock that would enable the holder to exercise control of the Company.

The Special Transaction Committee also acknowledges that the unaffiliated shareholders may exercise some control over whether they remain shareholders after the Reverse/Forward Stock Split by acquiring additional shares so that they own at least 400 shares of Common Stock immediately before the Reverse/Forward Stock Split. Those unaffiliated shareholders who continue as shareholders following the Reverse/Forward Stock Split will maintain approximately the same percentage ownership that they had prior to the Reverse/Forward Stock Split.  The Special Transaction Committee also noted that the potential loss of market liquidity in shares of Common Stock does not appear to be a significant loss, given the relatively sporadic nature and low volume of current market transactions in the Common Stock.  Further, the Special Transaction Committee believes that any disadvantages associated with the reduction in public information available regarding the Company’s operations and financial results will be offset by the savings in costs and management time expected to be realized from termination of our public reporting obligations.

We have not made any special provision in connection with the Reverse/Forward Stock Split to grant shareholders access to the Company’s corporate files or to obtain separate counsel or appraisal services at our expense, as the Special Transaction Committee did not consider these steps necessary to ensure the fairness of the Reverse/Forward Stock Split.  The Special Transaction Committee determined that such steps would be costly, time consuming, and would not provide any meaningful additional benefits.  With respect to shareholders’ access to our corporate files, the Special Transaction Committee determined that this proxy statement, together with our other filings with the SEC, provide adequate information for shareholders to make an informed decision with respect to the Reverse/Forward Stock Split.  In addition, it was noted that the Georgia Business Corporation Code already provides shareholders the right, subject to certain requirements, to review the Company’s relevant books and records of account.

Recommendation of the Board.  At a meeting held on February 8, 2011, our Board of Directors, other than director Thomas L. Richardson, who was absent due to illness, unanimously determined that the Transaction is fair to, and in the best interests of, us and our shareholders, including all unaffiliated Cashed Out Shareholders and unaffiliated Continuing Shareholders, and unanimously approved the Transaction.  Such approval included approval by a majority of our directors who are not employees of the Company. The Board of Directors recommends that you vote “FOR” approval of Proposal 1 and Proposal 2 to amend our Articles of Incorporation to effectuate the Transaction.  In reaching its determination and recommendation, the Board of Directors considered and specifically adopted the recommendations of the Special Transaction Committee and the factors that the Special Transaction Committee took into account in making its recommendation to the full Board.

In reaching its recommendation concerning the price to be paid to holders of Common Stock who are cashed out in the Transaction, the Board also relied upon the fairness opinion and valuation analysis provided by Southard as well as the Special Transaction Committee’s recommendation.

Opinion of Independent Financial Advisor

On June 2, 2010, the Special Transaction Committee of the Company’s Board of Directors engaged Southard to provide a valuation opinion of ACI’s Common Stock as of August 31, 2010 and a fairness opinion relating to the price to be paid to shareholders receiving cash in the Transaction.

Independent Valuation

The Special Transaction Committee engaged Southard to render a valuation of ACI’s common stock. Southard’s valuation, dated November 17, 2010 and discussed in detail with the Special Transaction Committee at its meeting held December 14, 2010, indicated that as of August 31, 2010, the cash fair value of ACI’s Common Stock was $0.75 per share (the “Valuation”).  The Special Transaction Committee reviewed the basis for and the methodology used in Southard’s valuation.  The Committee members determined, after giving careful consideration to a number of factors, to recommend to the Board of Directors a price of $1.00 per share for shares to be cashed out in the Reverse/Forward Stock Split, subject to receipt of a fairness opinion from Southard, and that the Transaction was fair, from a financial point of view, to ACI and its shareholders, including both affiliated and unaffiliated shareholders, and approved the Transaction. Southard did not recommend the amount of consideration to be paid in the Transaction.

The full text of the written Valuation, which sets forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Annex C hereto and is incorporated herein by reference.  The summary of the material terms of the Valuation set forth herein does not contain all of the information set forth in the full text of such Valuation; accordingly, we urge you to refer to Annex C for such additional information.

Fairness Opinion

On February 8, 2011, Southard rendered to the Company’s Special Transaction Committee and Board, its opinion to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the cash consideration of $1.00 per share to be paid in the Transaction was fair, from a financial point of view, to ACI’s shareholders, including unaffiliated shareholders and both shareholders who will receive cash in the Transaction and those who will retain their shares after the Transaction (the “Fairness Opinion”).  You should read the discussions below under “Valuation Opinion” and “Fairness Opinion” for more information relating to these opinions and the related financial analyses.

The full text of the written Fairness Opinion, which sets forth the assumptions made, matters considered and limitations of the review undertaken, is attached as Annex D hereto and is incorporated herein by reference.  Southard’s opinion is directed to the Board, addresses only the fairness of the cash consideration to be paid in the Transaction from a financial point of view, and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the Special Meeting.  The summary of the material terms of the opinion of Southard set forth herein does not contain all of the information set forth in the full text of such opinion; accordingly, we urge you to refer to Annex D for such additional information.

In connection with the Valuation and its opinion, Southard reviewed and analyzed certain publicly available financial information and other information concerning ACI and certain internal analyses and other information furnished to Southard by ACI.  Southard also held discussions with members of senior management of ACI regarding the business and prospects of ACI.  In addition, Southard performed such other studies and analyses and considered such other factors as Southard deemed appropriate.

Report and Opinion of Southard Financial

As described in its Valuation Report and Fairness Opinion, Southard assumed and relied upon, without independent verification, the accuracy, completeness and fairness of the information furnished to or otherwise reviewed by or discussed with Southard for purposes of their opinion.  With respect to the information relating to the prospects of ACI, Southard assumed that such information reflected the best currently available judgments and estimates of the management of ACI as to the likely future financial performance of ACI.  Southard did not verify through independent inspection or examination the specific assets or liabilities of ACI.  Southard did not make, nor were they provided with, an independent evaluation or appraisal of the assets or liabilities of ACI.  The following is a summary of the material analyses and factors considered by Southard in connection with the Valuation and the Fairness Opinion presented to the Board:

The Special Transaction Committee of ACI’s Board of Directors retained Southard to render its independent determination as to the fair value of ACI’s Common Stock for use in connection with the Board’s consideration of the proposed going-private transaction.  Subsequently, the Board engaged Southard to render a written opinion as to the fairness, from a financial point of view, to all of the shareholders of ACI of the cash consideration to be paid to shareholders who will receive cash in connection with the proposed Transaction.  No limitations were imposed by the Board or the Special Transaction Committee upon Southard with respect to the investigations made or procedures followed in rendering either the Valuation or its Fairness Opinion.

Southard is a specialized consulting and valuation firm focusing on providing stock valuations to companies and financial institutions located throughout the United States, or to groups of individuals associated with U.S.-based companies and financial institutions.  Since its founding in 1987, Southard Financial has provided over 4,000 valuation opinions for clients in 43 states.  ACI selected Southard to render the Valuation and to serve as its financial advisor based on Southard’s reputation, expertise, and experience in the business appraisal field.  Southard Financial and its principals have no past, present, or future contemplated financial, equity, or other interest in ACI, and have no bias or conflict that could cause a question as to their independence or objectivity.  Compensation paid to Southard Financial for the Valuation and the Fairness Opinion was in no way contingent upon the conclusion of the Valuation and Fairness Opinion.

In connection with providing the Valuation, the ACI Special Transaction Committee and Board provided no specific instructions to Southard, other than to provide a fair value appraisal of ACI stock.  With the concurrence of ACI and ACI’s counsel, Southard determined that fair value of the ACI stock for the purposes presented would be based on the value of a pro rata share of ACI as a going concern and that no minority, marketability or liquidity discounts would be applied.  In addition, Southard determined it appropriate, in determining the fair value of the ACI stock, to consider all usual and customary approaches to value, including net asset value, investment value, and market value.

As described above, in addition to providing the Valuation, ACI authorized the engagement of Southard to render its Fairness Opinion.  Southard rendered to ACI’s Special Transaction Committee and Board of Directors its written opinion dated February 8, 2011, to the effect that, as of such date and based upon and subject to certain matters stated in the Fairness Opinion, the cash consideration to be paid to Cashed Out Shareholders in the Transaction is fair, from a financial point of view, to the shareholders of ACI, including both the Cashed Out Shareholders and the Continuing Shareholders.

A copy of the Valuation is attached as Annex C to this proxy statement.  You are urged to read the Valuation in its entirety.  A copy of the Fairness Opinion, which sets forth certain assumptions made, matters considered and limits on the review undertaken by Southard is attached as Annex D to this proxy statement.  You are urged to read the Fairness Opinion in its entirety.

The following summary of the procedures and analyses performed, and assumptions used, by Southard does not contain all of the information set forth in the full text of the Fairness Opinion and the Valuation.  The Fairness Opinion is directed only to the financial terms of the Transaction, and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the special shareholders’ meeting.

In arriving at the Valuation and the Fairness Opinion, Southard reviewed and analyzed, among other things, the following: (i) the financial statements of ACI; (ii) certain other publicly available financial and other information concerning ACI; (iii) publicly available information concerning other grocery store companies, the trading markets for their securities and the nature and terms of certain other transactions relevant to Southard’s inquiry; (iv) the competitive and economic outlook for ACI’s trade area; (v) the book value and financial condition of ACI; (vi) the future earnings and dividend paying capacity of ACI; (vii) previous sales of ACI stock; and (viii) the prevailing market prices for selected grocery store organizations in the United States. Southard held discussions with senior management of ACI concerning ACI’s past and current operations, financial condition, and prospects.

In conducting its review and in arriving at the Valuation and the Fairness Opinion, Southard relied upon and assumed the accuracy and completeness of the financial and other information provided to it or publicly available, and did not attempt to independently verify the same. Southard did not make or obtain any evaluations or appraisals of the properties of ACI.  For purposes of the Fairness Opinion, Southard assumed that the Reverse/Forward Stock Split will have the tax, accounting and legal effects described in the proxy statement and assumed that the Transaction would be consummated on a timely basis in the manner presented by ACI and in compliance with applicable laws and regulations.

As more fully discussed below, Southard considered such financial and other factors as it deemed appropriate under the circumstances, including among others the following: (i) the historical and current financial position and results of operations of ACI, including revenues, costs and expenses, earnings, dividends, internal capital generation, book value, intangible assets, return on assets, return on shareholders’ equity, and capitalization, all as set forth in the financial statements for ACI; and, (ii) the assets and liabilities of ACI.  Southard also took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation.  The Valuation and the Fairness Opinion are necessarily based upon conditions as they existed and can be evaluated on the respective dates thereof and the information made available to Southard through such dates.

In connection with rendering the Valuation and the Fairness Opinion, Southard performed certain financial analyses, which are summarized below. Southard believes that its analysis must be considered as a whole, and that selecting portions of such analysis and the factors considered therein, without considering all factors and analysis, could create an incomplete view of the analysis and the processes underlying the Valuation and the Fairness Opinion. The preparation of a valuation or fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description.  In its analyses, Southard made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of ACI.  Any estimates contained in Southard’s analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates.  Estimates of values of companies do not purport to be appraisals of such companies or necessarily reflect the prices at which such companies or their securities may actually be sold.

Valuation Opinion

In order to determine the fair value of ACI Common Stock, and as explained below, Southard utilized the following approaches in its Valuation: net asset value, market value and income value.

Asset Based Approach. Net asset value is the value of the net equity of a corporation, including every kind of property and value. This approach normally assumes liquidation on the date of appraisal with recognition of securities gains or losses, real estate appreciation or depreciation, or changes in the net value of other assets. As such, it is not the best approach to use when valuing a going concern, because it is based on historical costs and varying accounting methods. Even if the assets and liabilities are adjusted to reflect prevailing prices and yields (which is often of limited accuracy because readily available data is often lacking), it still results in a liquidation value for the concern. Furthermore, since this method does not take into account the values attributable to the going concern such as the interrelationship among the corporation’s assets, liabilities, customer relations, market presence, image and reputation, and staff expertise and depth, little or no weight was given to the net asset value method of valuation.

In utilizing the asset-based approach, Southard noted that there were no recent appraisals of the operating assets of ACI as of August 31, 2010. Nevertheless, the fixed assets (leasehold improvements, furniture and fixtures, and vehicles) were substantially depreciated (reported book value represents about 15% of original cost). However, given the recent performance of ACI and the market for used store fixtures (which represent over 85% of fixed assets at original cost), it was the opinion of Southard that no adjustment to the reported August 28, 2010 book value was appropriate for the valuation of ACI on an enterprise basis.

Utilizing the asset based approach to value, Southard reached a valuation of ACI’s common stock under the net asset value method of $1,120,000, or $1.49 per share, as of August 31, 2010.

Income Approach. The income approach is sometimes referred to as the investment value or the earnings value approach. The investment value is frequently defined as an estimate of the present value of future benefits. Another popular investment value method is to determine the level of the current annual benefits and then capitalize one or more of the benefit types using an appropriate capitalization rate such as an earnings or dividend yield.

In utilizing the income approach, Southard took into account the earnings of ACI over the 2006-10 fiscal period. Adjustments to reported pre-tax earnings were made to reflect non-recurring losses from an employee theft and a flood, and to reflect estimated expense savings from the management restructuring that followed the death of ACI’s former Chairman, CEO, and President. Then, interest expense and depreciation expense were added in each fiscal year to arrive at earnings before interest, taxes, depreciation, and amortization (EBITDA) of $220,000 (rounded). Finally, in order to determine cash flow, an estimate of ongoing capital expenditures ($75,000) was deducted. This analysis is presented in the Valuation. As a result of the analysis, the anticipated benefits of ACI (EBITDA less capital expenditures, or EBITDA-CapEx) were estimated at $145,000.

The capitalization factor to apply to cash flow was derived by Southard Financial based on the market rates of interest, combined with the risk assessment of an investment in ACI (capital asset pricing model). The pre-tax return on equity (23.2%) started with a risk-free rate of interest and added an equity risk premium, a size risk premium, and a company specific risk premium. The return on debt (6.0%) was based on market yields for lower investment grade corporate bonds. The weighted average pre-tax cost of capital (16.3%) was reduced by an estimate of the long-term growth rate of ACI earnings (3.0%). Southard determined the net present value of the projected future benefits to shareholders using a risk-adjusted EBITDA-CapEx multiple of 8.65x.

Value under the cash flow method involved multiplying the anticipated benefits ($145,000) by the capitalization factor (8.65x) and then deducting interest-bearing debt and bank overdrafts ($1,532,621) and adding cash and near cash investments ($666,318).

Utilizing the income approach to value, Southard reached a valuation of ACI’s Common Stock under the cash flow method of $388,000, or $0.52 per share, as of August 31, 2010.

Market Approach.  Market value is defined as the price at which property would change hands between a willing seller and a willing buyer when both parties have the same information and neither party is acting under compulsion.  This definition of value produces a result that could be achieved if the property were to be sold in an arm’s-length transaction.  The market value method is frequently used to determine the price of smaller blocks of stock when both the quantity and the quality of the “comparable” data are deemed sufficient.

The fair value for ACI using the market value method is based upon a comparison with market transactions involving grocery store companies throughout the United States.  Specifically, Southard developed a list of reasonably comparable market transactions and applied those multiples to ACI.  A complete list of the transactions, as well as selected summary information, is contained in the Valuation attached as Annex C to this proxy statement.

Considering these factors, Southard calculated the base capitalization rate as the ratio of ACI’s market value of invested capital (MVIC, or the market value of both equity and debt) to earnings before interest, taxes, depreciation, and amortization (EBITDA, a common measure of cash flow), resulting in a MVIC/EBITDA ratio of 5.32x.  Often it is necessary to apply a fundamental discount to the base capitalization factors to reflect the relative attractiveness of ACI and its market area, as well as its earnings history. In Southard’s opinion, based upon all of the available data, no discount was necessary.  As a result, the risk adjusted capitalization factor was 5.32 times EBITDA.  The median multiple was applied to the appropriate benchmark for ACI.  The analysis is presented in detail in the Valuation.

Value under the market method involved multiplying the anticipated benefits ($220,000) by the capitalization factor (5.32x) and then deducting interest-bearing debt and bank overdrafts ($1,532,621) and adding cash and near cash investments ($666,318).

Utilizing the market approach to value, Southard reached a valuation of ACI’s common stock under the guideline company method of $304,000, or $0.41 per share, as of August 31, 2010.

The fair value for ACI using the market value method is also based upon a comparison with recent transactions involving the sale of grocery store companies throughout the United States.  Specifically, Southard developed a list of reasonably comparable transactions and applied those multiples to ACI.  A complete list of the transactions, as well as selected summary information, is contained in the Valuation.

Considering these factors, the base capitalization rate was MVIC/EBITDA of 5.05x.  Often it is necessary to apply a fundamental discount to the base capitalization factors to reflect the relative attractiveness of ACI and its market area, as well as its earnings history.  In Southard’s opinion, based upon all of the available data, no discount was necessary.  As a result, the risk adjusted capitalization factor was 5.05 times EBITDA.  The median multiple was applied to the appropriate benchmark for ACI.  The analysis is presented in detail in the Valuation.

Value under the cash flow method involved multiplying the anticipated benefits ($220,000) by the capitalization factor (5.05x) and then deducting interest-bearing debt and bank overdrafts ($1,532,621) and adding cash and near cash investments ($666,318).

Utilizing the market approach to value, Southard reached a valuation of ACI’s common stock under the guideline acquisition method of $245,000, or $0.33 per share, as of August 31, 2010.

Combined Value.  The various methodologies were assigned weights in arriving at a combined value of ACI as of August 31, 2010. Southard assigned weights as follows to the methodologies considered above: 30% to the asset based value; 30% to the income approach; 20% to the market approach guideline company method; and 20% to the market approach guideline acquisition method. Southard believes that the weight assigned to each valuation approach properly reflects the relative importance of that approach for purposes of the Valuation opinion.  Based on the analysis presented above, Southard determined that the combined valuation of ACI was $562,200, or $0.75 per share, as of August 31, 2010.

As a result of all the analyses performed, Southard determined that the fair value of ACI common stock was $0.75 per share (rounded) as of August 31, 2010.  No discount for lack of marketability was applied due to the standard of value (enterprise basis).

Fairness Opinion

On February 8, 2011, Southard issued a Fairness Opinion relative to the proposed Transaction.  The Fairness Opinion was based on financial information for ACI through November 27, 2010 and market data through January 31, 2011.  In preparing the Fairness Opinion, Southard determined that the $1.00 per share price being paid to the cashed-out shareholders represented the following pricing ratios:

Price/Book Value Ratio ($1.20 per share at November 27, 2010)	83.3%
Price/Earnings Ratio (losses in FY2010 and the first half of FY2011)	nm
MVIC/EBITDA Ratio ($0.29 per share average over fiscal 2006-10)	6.73x

Comparison with Recent Market Transactions.  The Transaction price represents 83.3% of book value as of November 27, 2010 ($1.20 per share).  ACI incurred losses of $0.63 per share in fiscal year 2010, $0.512 per share in the first half of fiscal 2011, and $0.88 per share in the trailing twelve month period ended November 2010; therefore, no price/earnings ratio can be computed.

However, Southard also calculated the ratio of ACI’s market value of invested capital (MVIC, or the market value of both equity and debt) to earnings before interest, taxes, depreciation, and amortization (EBITDA, a common measure of cash flow).  Although EBITDA was negative in fiscal 2010 and the first half of fiscal 2011, Southard calculated ACI’s average EBITDA over the fiscal 2006-10 period. Based on this longer-term indication of ongoing cash flow, the ratio of MVIC to EBITDA implied by the Transaction was 6.73x.

Southard compared the pricing ratios implied by the Transaction with pricing ratios of publicly traded grocery store companies (guideline companies).  While the guideline companies are not exactly comparable to ACI, they are in the same line of business and therefore provide a basis on which to compare pricing ratios.  Financial and market pricing data for the guideline companies as of August 31, 2010 was provided in the Valuation, and selected information is presented below based upon December 31, 2010 market pricing data.

Ticker	Company	Dividend Yield	TTM ROA	TTM ROE	31-Dec Price Per Share	MVIC Per Share	EBITDA Per Share	MVIC/ EBITDA	Book Val Per Share	Price/ Book Val

CASY	Caset's General Stores, Inc.	0.94%	9.08%	15.14%	42.51	43.05	5.23	8.23	16.19	263%
PTRY	Pantry, Inc.	0.00%	3.85%	-42.38%	19.86	64.52	10.78	5.98	13.12	151%
RDK	Ruddick Corp	1.30%	6.42%	11.86%	36.84	43.27	6.51	6.65	17.96	205%
SWY	Safeway, Inc.	2.13%	5.02%	-20.88%	22.49	34.84	6.47	5.38	13.02	173%
SVU	Supervalu, Inc.	3.63%	4.58%	12.36%	9.63	44.99	10.28	4.38	13.9	69%
KR	The Kroger Company	1.70%	5.75%	0.17%	22.36	33.13	5.73	5.78	7.98	280%
WMK	Weis Markets, Inc.	2.88%	7.47%	9.94%	40.33	35.7	6.1	5.85	26.49	152%
WFMI	Whole Foods Market, Inc.	0.00%	7.16%	10.44%	50.59	51.07	4.12	12.39	13.38	378%
WINN	Winn-Dixie Stores, Inc.	0.00%	1.46%	2.74%	7.18	4.95	2.61	1.89	16.47	44%
	Average	1.40%	5.64%	-0.07%				6.28		191%
	High	3.63%	9.08%	15.14%				12.39		378%
	Low	0.00%	1.46%	-42.38%				1.89		44%
	Median	1.30%	5.75%	9.94%				5.85		173%

For the guideline companies, the median price/book value ratio was 173% at December 31, 2010, and the median MVIC/EBITDA multiple was 5.85x.  In all, the pricing ratios implied by the Transaction support the fairness of the price of $1.00 per share for ACI common stock.

Analysis of Liquidity.  In ACI’s fiscal 2010 (June 1, 2009 to May 31, 2010), 3,800 shares were traded in the first fiscal quarter ended August 31, 2009 at a weighted average price of $0.75 per share (two trading days); 4,600 shares were traded in the second fiscal quarter ended November 30, 2009 at a weighted average price of $0.95 per share (five trading days); and 9,500 shares were traded in the third fiscal quarter ended February 28, 2010 at a weighted average price of $0.67 per share (three trading days).  No shares were traded in the fourth quarter of fiscal 2010 (ended May 31, 2010) or in the first two quarters of fiscal 2011 (June 1, 2010 to November 30, 2010).

At the beginning of ACI’s third quarter of fiscal 2011, there were two trades at $1.50 per share: 200 shares on November 29, 2010 and 1,000 shares on January 3, 2011.  However, it is common in private companies or thinly traded public companies for trading prices to be sporadic and inconsistent, whereas actively traded stocks normally trade in a more consistent range due to the plethora of buyers and sellers (the nature of a public market).  For this reason, and given the thinness of the market for the Company’s stock, reliance upon sporadic trades is not appropriate in the determination of fair value.

The Transaction price of $1.00 per share represents a premium of about 50% to the average bid price of ACI’s common stock in fiscal 2010 and the first half of fiscal 2011 ($0.66-$0.68 per share).  The Transaction price also represents a premium to the few trades in fiscal 2010 and the first half of fiscal 2011.  There is no active market for the shares of ACI, and trading volume was very light during fiscal 2010-11. Thus, the ability to sell a significant block of shares is very limited and would likely result in an adverse impact on the market value of the shares.  Therefore, the proposed Transaction price represents, in our opinion, a reasonable premium to the recent trading range.

Finally, from the perspective of those shareholders of ACI who will remain shareholders of ACI after the Transaction, Southard has concluded, after analysis and conversations with ACI senior management, that those shareholders are forecast to experience earnings per share appreciation, and incur equity per share dilution, on an immediate post-Transaction basis.  Further, going forward the shareholders should see an increase in earnings per share after the Transaction, due to there being fewer shares outstanding, and due to lower expenses relative to SEC registration and related costs.

Based on all factors that Southard deemed relevant and assuming the accuracy and completeness of the information and data provided, Southard concluded that the cash consideration of $1.00 per share that the cashed-out shareholders are entitled to receive in connection with the Transaction, is fair, from a financial standpoint, to all shareholders of ACI, including those shareholders receiving the cash consideration as well as those shareholders of ACI who will remain shareholders of ACI after the Transaction.

Prior to its engagement to assist the ACI Board and management in connection with their analysis of a potential going-private transaction, Southard had not previously provided valuation or other professional services to ACI. Southard has not previously served as a market maker for ACI’s common stock.

ACI has agreed to pay Southard $16,500 for rendering the Valuation and the Fairness Opinion. ACI has also agreed to reimburse Southard for its reasonable out-of-pocket expenses and to indemnify Southard against certain liabilities, including liabilities under the federal securities laws.

Source of Funds and Expenses

Based on information available to us from the Company’s records of security holders concerning record ownership of shares of Common Stock, the number of shares outstanding and other information as of February 22, 2011, the Record Date, and assuming that 92,153 pre-Transaction shares are cashed out, we estimate that the total funds required to consummate the Transaction will be approximately $228,153, of which $92,153 will be used to pay the consideration to shareholders entitled to receive cash for their shares, and $136,000 will be used to pay the expenses of the Reverse/Forward Stock Split, as follows:

Legal fees and expenses	$100,000
Financial consulting fees	17,000
Fees to Independent Accountants	7,500
Printing, mailing, internet availability and other costs	11,500
TOTAL	$136,000

The estimates of expenses set forth above include approximately $51,900 of expenses actually incurred and paid to date, as well as management’s estimates of the additional expenditures required to complete the Transaction. The actual total costs of the Transaction could be larger or smaller depending on, among other things, the number of shares that are actually cashed-out in the Transaction or an increase in the costs and expenses of the Transaction.  We currently expect to fund these costs through a combination of funds provided by our operating cash flows and borrowings under our $800,000 revolving line of credit with our primary lender, Gateway Bank & Trust Company.  Accordingly, we expect the aggregate impact of these costs to reduce our cash balances on hand, and increase borrowings under our revolving credit facility to the extent of any of such costs that we do not fund out of operating cash flows, following the completion of the Transaction.  We also may finance a portion of the costs of the Transaction through additional long term debt incurred with Gateway, although we presently do not have any such additional borrowing arrangements in place.  We expect these costs to be offset in less than two years’ time by the cost savings of at least $129,000 per year we expect as a result of the Transaction.

Our $800,000 revolving credit facility has a 12 month term which requires that it be renewed in May of each year and contains a borrowing base provision that limits the maximum outstanding indebtedness to forty percent (40%) of the value of the Company’s inventory, as measured on a quarterly basis.  It is secured by the Company’s $300,000 certificate of deposit, as well as by a security interest in substantially our entire accounts receivable, inventory, machines and equipment, furniture and fixtures and by the personal guarantee of Paul R. Cook, the Company’s Chairman of the Board, Chief Executive Officer and Chief Financial Officer.  Under the terms of this revolving credit facility, the Company is required to make monthly interest only payments on the then-current outstanding balance, with the outstanding principal and accrued interest being due at each annual renewal date, provided that the Company remains in compliance with the terms of the loan.  Borrowings under the revolving line of credit bear interest at an annual rate equal to the Wall Street Journal prime rate, subject to a minimum annual interest rate of 6.0%.  It also includes affirmative and negative covenants and Events of Default which are customary for this type of indebtedness.  Included within the foregoing are provisions which generally prohibit the payment of any dividends on the Company’s stock and limit the Company’s ability to make new capital expenditures without the consent of the Lender (subject to an exception for the incurrence of any new indebtedness in an amount less than $50,000).  The Company generally utilizes the proceeds from borrowings under the revolving line of credit to fund working capital requirements, including inventory purchases.

Prospective Financial Information

The prospective financial information included or referred to in this proxy statement relates to our estimates of both the cost savings which we expect to realize as a result of the Transaction and our estimates regarding the expenses of the Transaction, the calculation of which is based on our past results and estimates of future costs.  Such prospective financial information was, in the view of our management, prepared on a reasonable basis, reflects the best available estimates and judgments, and presents, to the best of management’s knowledge and belief, our expected future financial performance and costs at the time the information was prepared.  However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and you are cautioned not to place undue reliance on the prospective financial information or estimated cost savings.

Neither our independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information or calculation of estimated costs savings contained or referred to in this proxy statement, nor have they expressed any opinion or any other form of assurance on such information or calculations or their respective achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information and calculations.

Dissenters’ Rights

Under Georgia law, Cashed Out Shareholders who dissent from the Reverse/Forward Stock Split will be entitled to dissent and obtain payment for the fair value of their shares by complying with the procedures detailed in Part 2 of Article 13 of the Georgia Business Corporation Code.  Cashed Out Shareholders who fulfill the requirements described below will be entitled to assert dissenters’ rights.

PRELIMINARY PROCEDURAL STEPS.  Pursuant to the provisions of Article 13 of the Georgia Business Corporation Code, if the Transaction is consummated, you must:

•
provide to the Company, prior to the vote at the Special Meeting with respect to the approval of the reverse stock split portion of the Reverse/Forward Stock Split, written notice of your intent to demand payment for your shares of Common Stock;

•	not vote in favor of Proposal 1; and

•
comply with the statutory requirements summarized below.  If you perfect your dissenters’ rights, you will be entitled to receive the fair value of your shares as of the effective time of the reverse stock split.

You may assert dissenters’ rights as to fewer than all of the shares of our Common Stock registered in your name only if you dissent with respect to all shares beneficially owned by any one beneficial shareholder and you notify the Company in writing of the name and address of each person on whose behalf you are asserting dissenters’ rights.  The rights of a partial dissenter are determined as if the shares as to which that holder dissents and that holder’s other shares of Common Stock were registered in the names of different shareholders.

WRITTEN DISSENT DEMAND.  Voting against Proposal 1 will not satisfy the written demand requirement.  In addition to not voting in favor of Proposal 1, if you wish to preserve the right to dissent and seek appraisal, you must give a separate written notice, prior to the vote on Proposal 1 at the Special Meeting, of your intent to demand payment for your shares if the reverse stock split is effected.  Any shareholder who returns a signed proxy but fails to provide instructions as to the manner in which his or her shares are to be voted will be deemed to have voted in favor of Proposal 1 and will not be entitled to assert dissenters’ rights.

Any written notice of your intent to dissent from Proposal 1 satisfying the requirements discussed above should be addressed to American Consumers, Inc., P.O. Box 2328, Fort Oglethorpe, Georgia 30742, Attention: Corporate Secretary.

If the Company’s shareholders approve Proposal 1 concerning the reverse stock split at the Special Meeting, the Company must deliver a written dissenters’ notice (the “Dissenters’ Notice”) to all of its shareholders who satisfy the foregoing requirements.  The Dissenters’ Notice must be sent within ten (10) days after the Effective Date of the Reverse/Forward Stock Split and must:

•	state where dissenting shareholders should send the demand for payment and where and when dissenting shareholders should deposit certificates for their shares of Common Stock;

•	inform any holders of uncertificated shares of Common Stock to what extent the transfer of those shares will be restricted after the demand for payment is received;

•	set a date by which the Company must receive the demand for payment (which date may not be fewer than 30 nor more than 60 days after the Dissenters’ Notice is delivered); and

•	be accompanied by a copy of Article 13 of the Georgia Business Corporation Code.

A record shareholder who receives the Dissenters’ Notice must demand payment and deposit his or her Common Stock certificates with the Company in accordance with the Dissenters’ Notice.  Dissenting shareholders will retain all of the rights of a shareholder until those rights are cancelled or modified by the consummation of the Reverse/Forward Stock Split.  A record shareholder who does not demand payment or deposit his or her share certificates as required, each by the date set in the Dissenters’ Notice, is not entitled to payment for his or her shares under Article 13 of the Georgia Business Corporation Code.

Except as described below, the Company must, within 10 days of the later of the Effective Date of the Reverse/Forward Stock Split or receipt of a payment demand, offer to pay to each dissenting shareholder who complied with the payment demand and deposit requirements described above the amount that the Company estimates to be the fair value of the dissenting shareholder’s shares of Common Stock, plus accrued interest from the Effective Date of the Reverse/Forward Stock Split.  The Company’s offer of payment must be accompanied by:

•	recent financial statements of the Company;

•	a statement of the Company’s estimate of the fair value of the shares;

•	an explanation of how the interest was calculated;

•	a statement of the dissenter’s right to demand payment under Section 14-2-1327 of the Georgia Business Corporation Code; and

•	a copy of Article 13 of the Georgia Business Corporate Code.

If the dissenting shareholder accepts our offer by written notice to the Company within 30 days after the date of our offer, the Company must pay for the shares within 60 days after the later of the making of the offer or the Effective Date of the Reverse/Forward Stock Split.

If the Reverse/Forward Stock Split is not consummated within 60 days after the date set forth demanding payment and depositing share certificates, the Company must return the deposited certificates and release the transfer restrictions imposed on any uncertificated shares.  The Company must send a new Dissenters’ Notice if the Reverse/Forward Stock Split is consummated after the return of certificates and repeat the payment demand procedure described above.

Section 14-2-1327 of the Georgia Business Corporation Code provides that a dissenting shareholder may notify the Company in writing of his or her own estimate of the fair value of such holder’s shares of Common Stock and the interest due, and may demand payment of such holder’s estimate, if:

•	he or she believes that the amount offered by the Company is less than the fair value of his or her shares of Common Stock or that the Company has incorrectly calculated the interest due; or

•
the Company, having failed to consummate the Reverse/Forward Stock Split, does not return the deposited certificates or release the transfer restrictions imposed on any uncertificated shares within 60 days after the date set for demanding payment.

A dissenting shareholder waives his or her right to demand payment under Section 14-2-1327 unless he or she notifies the Company of his or her demand in writing within 30 days after the Company makes or offers payment for the dissenting shareholder’s shares.  If the Company does not offer payment within 10 days of the later of Effective Date of the Reverse/Forward Stock Split or receipt of a payment demand, then the shareholder may demand the financial statements and other information required to accompany the Company’s payment offer, and the Company must provide such information within 10 days after receipt of the written demand.  The shareholder may notify the Company of his or her own estimate of the fair value of the shares and the amount of interest due, and may demand payment of that estimate at any time (subject to the expiration of dissenters’ rights three years after the Effective Date of the Reverse/Forward Stock Split as described below).

LITIGATION.  If a demand for payment under Section 14-2-1327 remains unsettled, the Company must commence a nonjury equity valuation proceeding in the Superior Court of Walker County, Georgia, within 60 days after receiving the payment demand and must petition the court to determine the fair value of the shares and accrued interest.  If the Company does not commence the proceeding within those 60 days, the Georgia Business Corporation Code requires the Company to pay each dissenting shareholder whose demand remains unsettled the amount demanded.  The Company is required to make all dissenting shareholders whose demands remain unsettled parties to the proceeding and to serve a copy of the petition upon each of them.  The court may appoint appraisers to receive evidence and to recommend a decision on fair value.  Each dissenting shareholder made a party to the proceeding is entitled to judgment for the fair value of such holder’s shares plus interest to the date of judgment.

The court in an appraisal proceeding commenced under the foregoing provision must determine the costs of the proceeding, excluding fees and expenses of attorneys and experts for the respective parties, and must assess those costs against the Company, except that the court may assess the costs against all or some of the dissenting shareholders to the extent the court finds they acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 14-2-1327.  The court also may assess the fees and expenses of attorneys and experts for the respective parties against the Company if the court finds that the Company did not substantially comply with the requirements of specified provisions of Article 13 of the Georgia Business Corporate Code, or against either the Company or a dissenting shareholder if the court finds that such party acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Article 13 of the Georgia Business Corporate Code.

If the court finds that the services of attorneys for any dissenting shareholder were of substantial benefit to other dissenting shareholders similarly situated, and that the fees for those services should be not assessed against the Company, the court may award those attorneys reasonable fees out of the amounts awarded the dissenting shareholders who were benefited.

No action by any dissenting shareholder to enforce dissenters’ rights may be brought more than three years after the Effective Date of the Reverse/Forward Stock Split, regardless of whether notice of the Reverse/Forward Stock Split and of the right to dissent were given by the Company in compliance with the Dissenters’ Notice and payment offer requirements.

This is a summary of the material rights of a dissenting shareholder and is qualified in its entirety by reference to Article 13 of the Georgia Business Corporate Code, included as Annex B to this proxy statement.  If you intend to dissent from approval of Proposal 1, you should review carefully the text of Annex B and should also consult with your attorney.  We will not give you any further notice of the events giving rise to dissenters’ rights or any steps associated with perfecting dissenters’ rights, except as indicated above or otherwise required by law.

We have not made any provision to grant you access to any of the Company’s corporate files, except as may be required by the Georgia Business Corporation Code, or to obtain legal counsel or appraisal services at the expense of the Company.

Any dissenting shareholder who perfects his or her right to be paid the “fair value” of his or her shares of Common Stock will recognize taxable gain or loss upon receipt of cash for such shares for federal income tax purposes.  See “Special Factors—Material U.S. Federal Income Tax Consequences” below.

There may exist other rights or actions under Georgia law or federal and state securities laws for shareholders who can demonstrate that they have been damaged by the Reverse/Forward Stock Split.  The nature and extent of such rights or actions are uncertain and may vary depending on facts or circumstances.  Generally, shareholder challenges to corporate actions are related to fiduciary responsibilities of corporate directors and officers.

TO PERFECT DISSENTERS’ RIGHTS, YOU MUST COMPLY WITH ARTICLE 13 OF THE GEORGIA BUSINESS CORPORATION CODE, WHICH REQUIRES, AMONG OTHER THINGS, THAT YOU GIVE AMERICAN CONSUMERS, INC. NOTICE OF YOUR INTENT TO DISSENT FROM THE AMENDMENT EFFECTING THE REVERSE SPLIT OF OUR COMMON STOCK PRIOR TO THE SHAREHOLDER VOTE ON SUCH AMENDMENT AT THE SPECIAL MEETING, AND THAT YOU NOT VOTE YOUR SHARES IN FAVOR OF THE AMENDMENT EFFECTING THE REVERSE STOCK SPLIT.  NOTICE OF INTENT TO DISSENT FROM THE REVERSE STOCK SPLIT AMENDMENT SHOULD BE SENT TO: AMERICAN CONSUMERS, INC., P.O. BOX 2328, FORT OGLETHORPE, GEORGIA 30742, ATTN: CORPORATE SECRETARY.  ANY SHAREHOLDER WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH HIS OR HER SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE REVERSE STOCK SPLIT AMENDMENT AND WILL NOT BE ENTITLED TO ASSERT DISSENTERS’ RIGHTS.  FAILURE TO VOTE AGAINST THE REVERSE STOCK SPLIT AMENDMENT WILL NOT RESULT IN A WAIVER OF YOUR RIGHT TO DISSENT.  FURTHERMORE, VOTING AGAINST THE REVERSE STOCK SPLIT AMENDMENT WILL NOT SATISFY THE REQUIREMENT THAT YOU PROVIDE AMERICAN CONSUMERS, INC. WITH NOTICE OF YOUR INTENT TO DISSENT FROM THE REVERSE STOCK SPLIT AMENDMENT.

Material U.S. Federal Income Tax Consequences

We summarize below the material United States federal income tax consequences to the Company and to shareholders resulting from the Reverse/Forward Stock Split.  This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations (the “Regulations”) issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change.  This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect.  No assurance can be given that any such changes will not adversely affect the federal income tax consequences of the Reverse/Forward Stock Split.

This summary does not address all aspects of the possible federal income tax consequences of the Reverse/Forward Stock Split and is not intended as tax advice to any person or entity.  In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to shareholders of the Company in light of their individual investment circumstances nor to shareholders subject to special treatment under the federal income tax laws, including, without limitation, foreign corporations and non-resident aliens (collectively, “Non-U.S. Holders”), financial institutions, regulated investment companies, real estate investment trusts, holders who are dealers in securities or foreign currency, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, tax-exempt organizations, insurance companies, holders that received their Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, persons liable for alternative minimum tax, holders who hold their Common Stock as part of a hedge, straddle, conversion, constructive sale or other integrated transaction, or holders whose functional currency is not the U.S. dollar.  In addition, this summary does not address the tax consequences of the Transaction arising under the unearned income Medicare contribution tax or under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than federal income taxation, including any U.S. federal estate or gift tax consequences.  The discussion below neither binds nor precludes the Internal Revenue Service (the “IRS”) from adopting a position contrary to that expressed below, and the Company cannot assure holders that such a contrary position could not be asserted successfully by the IRS and adopted by a court if the position were litigated.

We will not obtain a ruling from the IRS or an opinion of counsel regarding the federal income tax consequences to the shareholders of the Company as a result of the Reverse/Forward Stock Split.  Accordingly, you are encouraged to consult your own tax advisor regarding the specific tax consequences of the proposed Transaction, including the application and effect of state, local, and foreign income and other tax laws.

This summary assumes that you are one of the following: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate the income of which is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.  This summary also assumes that you have held and will continue to hold your shares as capital assets for federal income tax purposes.

You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences applicable to your specific circumstances.

The decision to engage in the Reverse/Forward Stock Split at this time is not the result of any tax consequences of the Transaction.  We believe that the Reverse/Forward Stock Split will be treated as a tax-free “recapitalization” for federal income tax purposes.  This should result in no material federal income tax consequences to the Company or to the Continuing Shareholders who do not receive cash in the Transaction.  However, if you are a Cashed Out Shareholder receiving cash in the Transaction, you may not qualify for tax free “recapitalization” treatment for federal income tax purposes.

Federal Income Tax Consequences to Shareholders Who Do Not Receive Cash in Connection with the Reverse/Forward Stock Split

If you (i) continue to hold stock directly immediately after the Reverse/Forward Stock Split and (ii) you receive no cash as a result of the Reverse/Forward Stock Split, you should not recognize any gain or loss in the Reverse/Forward Stock Split for federal income tax purposes.  Your aggregate adjusted tax basis in your shares of stock held immediately after the Reverse/Forward Stock Split will be equal to your aggregate adjusted tax basis in your shares of stock held immediately prior to the Reverse/Forward Stock Split and you will have the same holding period in your stock as you had in such stock immediately prior to the Reverse/Forward Stock Split.

Federal Income Tax Consequences to Shareholders Who Receive Cash in Connection with the Reverse/Forward Stock Split

If you (i) receive cash in exchange for fractional shares as a result of the Reverse/Forward Stock Split, (ii) you do not continue to hold any stock directly immediately after the Reverse/Forward Stock Split, and (iii) you are not related to any person or entity that holds stock immediately after the Reverse/Forward Stock Split, you will recognize capital gain or loss on the Reverse/Forward Stock Split for federal income tax purposes, with such gain or loss measured by the difference between the cash you receive for your cashed out stock and your aggregate adjusted tax basis in such stock.

If you receive cash in exchange for fractional shares as a result of the Reverse/Forward Stock Split, but either continue to directly own stock immediately after the Reverse/Forward Stock Split, or are related to a person or entity who continues to hold stock immediately after the Reverse/Forward Stock Split, you will recognize capital gain or loss in the same manner as set forth in the previous paragraph, provided that your receipt of cash either (i) is “not essentially equivalent to a dividend,” (ii) constitutes a “substantially disproportionate redemption of stock,” or (iii) constitutes a “complete termination of interest,” as described below.

(i)           “Not Essentially Equivalent to a Dividend.”  You will satisfy the “not essentially equivalent to a dividend” test if the reduction in your proportionate interest in the Company resulting from the Reverse/Forward Stock Split (taking into account for this purpose the stock owned by persons related to you) is considered a “meaningful reduction” given your particular facts and circumstances.  The Internal Revenue Service has ruled that a small reduction by a minority shareholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will satisfy this test.

(ii)           “Substantially Disproportionate Redemption of Stock.”  The receipt of cash in the Reverse/Forward Stock Split will be a “substantially disproportionate redemption of stock” for you if the percentage of the outstanding shares of stock of the Company owned by you (and by persons related to you) immediately after the Reverse/Forward Stock Split is (a) less than 50% of all outstanding shares and (b) less than 80% of the percentage of shares of stock owned by you (and by persons related to you) immediately before the Reverse/Forward Stock Split.

(iii)           “Complete Termination of Interest.”  To satisfy the “complete termination of interest” test, you cannot continue to hold any stock directly immediately after the Reverse/Forward Stock Split.  If you are treated as owning shares of stock actually or constructively owned by certain individuals and entities related to you, you may still satisfy the requirements of this test if you (a) retain no interest in the corporation immediately after the Reverse/Forward Stock Split (including any interest as an officer, director, or employee), other than an interest as a creditor, (b) do not acquire an interest in the corporation within ten years after the date of the Reverse/Forward Stock Split, and (c) agree to notify the Internal Revenue Service of the acquisition of any interest in the corporation within that ten-year period.  You should consult your tax advisor for details if you find that these facts describe your situation and you wish to recognize capital gain or loss on the receipt of cash for your cashed out stock.

In applying these tests, you will be treated as owning shares of stock actually or constructively owned by certain individuals and entities related to you.  If your receipt of cash in exchange for stock is not treated as capital gain or loss under any of the tests, it will be treated first as ordinary dividend income to the extent of your ratable share of the Company’s current and accumulated earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining amount will be treated as capital gain.  For a more detailed discussion, please see “Capital Gain and Loss” and “Special Rate for Certain Dividends” in this section below.  If your receipt of cash in exchange for stock is treated as ordinary dividend income, you may not receive any tax benefit from your basis in such shares.

Capital Gain and Loss

For individuals, net capital gain (defined generally as your total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months generally will be subject to tax at a rate not to exceed 15%.  Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates.  Capital gain recognized by a corporate taxpayer will continue to be subject to tax at the ordinary income tax rates applicable to corporations.  There are limitations on the deductibility of capital losses.

Special Rate for Certain Dividends

In general, dividends are taxed at ordinary income rates.  However, you may qualify for a 15% rate of tax on any cash received in the Reverse/Forward Stock Split that is treated as a dividend as described above, if (i) you are an individual or other non-corporate shareholder, (ii) you have held the share of stock with respect to which the dividend was received for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, as determined under the Code, and (iii) you were not obligated during such period (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  You are urged to consult with your tax advisor regarding your applicability for, and the appropriate federal, state, local, foreign or other tax treatment of, any such dividend income.

Backup Withholding

Shareholders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) to the Company, which acts as its own transfer agent, in connection with the Reverse/Forward Stock Split to avoid backup withholding requirements that might otherwise apply.  The letter of transmittal will require each shareholder to deliver such information when the Common Stock certificates are surrendered following the Effective Date of the Reverse/Forward Stock Split.  Failure to provide such information may result in backup withholding at a rate of 28%.

As explained above, the amounts paid to you as a result of the Reverse/Forward Stock Split may result in dividend income, capital gain income, or some combination of dividend and capital gain income to you depending on your individual circumstances.  You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the Transaction, in light of your specific circumstances.

Tax Consequences of the Transaction to the Company

With respect to the Transaction, the Company generally should not recognize any gain or loss for U.S. federal income tax purposes.  Under the Code, an “ownership change” with respect to a corporation can significantly limit the amount of pre-ownership change net operating losses (“NOLs”) and certain other tax assets that the corporation may utilize after the ownership change to offset future taxable income.  Very generally, an ownership change occurs if the aggregate stock ownership of holders of at least 5% of a corporation’s stock increases by more than 50 percentage points over the preceding 3-year period.  The Company does not expect the Reverse/Forward Stock Split to have a material impact on its NOLs or other relevant tax assets, as determined for U.S. federal income tax purposes.

THE PRECEDING DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE/FORWARD STOCK SPLIT IS GENERAL AND DOES NOT INCLUDE ALL CONSEQUENCES TO EVERY SHAREHOLDER UNDER FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS.  ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO IT OF THE REVERSE/FORWARD STOCK SPLIT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, AND OF ANY PROPOSED CHANGES IN APPLICABLE LAW.

Anticipated Accounting Treatment

We anticipate accounting for the Common Stock purchased from the Cashed Out Shareholders in the Transaction as authorized but unissued shares.  Common Stock is estimated to decrease by $9,215 on our balance sheet (based on $.10 par value per share of Common Stock cashed out in the Transaction) and Additional paid-in capital is expected to decline by $218,938 based on current estimates.  We do not anticipate that any material accounting consequence will arise as a result of the Reverse/Forward Stock Split.

Regulatory Approvals

We are not aware of any material governmental or regulatory approval required for completion of the Reverse/Forward Stock Split, other than compliance with the relevant federal and state securities laws and the corporate laws of the State of Georgia.

PROPOSAL NO. 1
AMENDMENT TO THE COMPANY’S
ARTICLES OF INCORPORATION
TO EFFECT
THE REVERSE STOCK SPLIT

Structure of the Reverse Stock Split

The Board of Directors, upon the recommendation and Special Transaction Committee, has authorized a 1-for-400 reverse stock split and recommends the Transaction for your approval.  Pursuant to the reverse stock split, shareholders owning fewer than 400 shares of Common Stock will have such shares cancelled and converted into the right to receive cash consideration in the amount of $1.00 for each of their pre-reverse split shares of Common Stock.  The reverse stock split is intended to take effect on the date we file a Certificates of Amendment to our Articles of Incorporation with the Secretary of State of the State of Georgia, or on any later date that we may specify in such Certificates of Amendment, which we have referred to in this proxy statement as the Effective Date.  At 6:00 p.m. (Eastern Time) on the Effective Date, the Company will effect a 1-for-400 reverse stock split of the Common Stock, through an amendment in substantially the form attached as Annex A-1 to this proxy statement, pursuant to which each Continuing Shareholder will immediately after the reverse stock split hold one share of the Common Stock for each 400 shares of Common Stock held immediately prior to the reverse stock split.  Each Cashed Out Shareholder will receive the right to receive cash in exchange for the resulting fractional share thereof and will no longer be a shareholder of the Company.

As of the Record Date, there were 749,475 shares of Common Stock outstanding and 749 holders of record.  As of such date, approximately 592 holders of record held fewer than 400 shares of Common Stock.  As a result, we believe that the Reverse/Forward Stock Split will reduce the number of holders of record of the Company to approximately 157.

Consequently, we expect that the number of record holders of Common Stock would be reduced to fewer than 500, and we would be able to deregister the Common Stock under the Exchange Act and no longer be subject to the SEC filing and reporting requirements imposed on SEC reporting companies.  We also expect that the total number of shares of Common Stock that would be cashed out in the Transaction at $1.00 per share would be approximately 92,153 shares, for a total cash payment of approximately $92,153, plus additional transaction costs estimated to total approximately $136,000.  For additional information concerning the costs and funding of the Transaction, see “Special Factors—Source of Funds and Expenses” on page 44 of this proxy statement.  It should be noted, however, that changes in share ownership prior to the effective time of the Reverse/Forward Stock Split, as well as the actual distribution of shares held in street name and the extent to which beneficial owners of those shares participate in the Transaction, would affect those estimates, perhaps materially.

The Special Transaction Committee has set the cash consideration to be paid to Cashed Out Shareholders at $1.00 per share of Common Stock, and the Board of Directors, upon recommendation and approval of the Special Transaction Committee, approved such determination.  The Special Transaction Committee retained Southard as its financial advisor in connection with the Reverse/Forward Stock Split.  On February 8, 2011, Southard delivered its written opinion to the Special Transaction Committee and the Board that, as of such date, and based on and subject to the factors and assumptions set forth in that opinion, the $1.00 per share consideration offered in the Reverse/Forward Stock Split is fair, from a financial point of view, to the Company’s unaffiliated shareholders, including both the unaffiliated Cashed Out Shareholders and the unaffiliated Continuing Shareholders.  The Company currently estimates that Cashed Out Shareholders will receive cash consideration for their cancelled shares within approximately four weeks after the Effective Date.  For a more detailed discussion of these matters, please see “Special Factors—Fairness of the Reverse/Forward Stock Split” on page 30 and “Additional Information Regarding the Reverse/Forward Stock Split—Exchange of Shares; Process for Payment for Fractional Shares” on page 55 in this proxy statement.

The Reverse/Forward Stock Split is considered a “Rule 13e-3 transaction,” as defined in Rule 13e-3 promulgated under the Exchange Act, because it is intended to and, if completed, will likely terminate the registration of the Common Stock under Section 12(g) of the Exchange Act and suspend the Company’s duty to file periodic reports with the SEC.  In connection with the Reverse/Forward Stock Split, we have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the SEC.

Vote Required for Approval of Proposal No. 1

In order to complete the reverse stock split, a majority of the shares of the Common Stock outstanding and entitled to vote at the Special Meeting must approve a Certificate of Amendment to our Articles of Incorporation, in substantially the form attached as Annex A-1 to this proxy statement, to effect the reverse stock split.  As of the Record Date, 496,377 of our outstanding shares of Common Stock (approximately 66.23% of eligible votes) were collectively held by our directors, executive officers and controlling shareholder.  Our directors, executive officers and controlling shareholder have each indicated that they intend to vote all of their shares of our Common Stock at the Special Meeting “FOR” the approval of Proposal 1 to implement the reverse stock split.  Therefore, the approval of Proposal 1 at the Special Meeting is virtually assured.  The Special Transaction Committee has retained the absolute discretion to recommend that the Board withdraw Proposal 1 at any time prior to the Special Meeting, and the Board has retained for itself the absolute authority to reject (and not implement) the reverse stock split (even after approved by the shareholders) if it subsequently determines that the reverse stock split, for any reason, is not then in the best interests of the Company.  For a more complete discussion of what might trigger such a decision, see “Special Factors—Failure to Effect Reverse/Forward Stock Split” on page 26 in this proxy statement.

Recommendation of the Board of Directors

Upon the recommendation and approval of the Special Transaction Committee, the Board of Directors reasonably believes and unanimously determined that the reverse stock split is fair to, and in the best interests of, the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE CERTIFICATE OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

In considering the recommendation of the Board of Directors with respect to the reverse stock split, shareholders should be aware that the Company’s executive officers and directors have interests in the Reverse/Forward Stock Split that are in addition to, or different from, our shareholders generally and that these interests may create potential conflicts of interest.  For a more detailed discussion, please see “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” on page 27 in this proxy statement.

PROPOSAL NO. 2
AMENDMENT TO THE COMPANY’S
ARTICLES OF INCORPORATION
TO EFFECT
THE FORWARD STOCK SPLIT

Structure of the Forward Stock Split

The Board of Directors, upon the recommendation and Special Transaction Committee, has authorized a 400-for-1 forward stock split and recommends the Transaction for your approval.  At 6:01 p.m. (Eastern Time) on the Effective Date (and after the completion of the reverse stock split), the Company will effect a 400-for-1 forward stock split of its Common Stock, through an amendment in substantially the form attached as Annex A-2 to this proxy statement, pursuant to which a holder of one or more shares of Common Stock immediately after the reverse stock split and immediately prior to the forward stock split will, immediately after the forward stock split, hold 400 shares of Common Stock for each share held immediately prior to the forward stock split.  In other words, a shareholder holding 400 or more shares of Common Stock immediately before the Reverse/Forward Stock Split will continue to hold the same number of shares after the completion of the Reverse/Forward Stock Split and will not receive any cash payment.

Vote Required for Approval of Proposal No. 2

In order to complete the forward stock split, a majority of the shares of the Common Stock outstanding and entitled to vote at the Special Meeting must approve a Certificate of Amendment to our Articles of Incorporation, in substantially the form attached as Annex A-2 to this proxy statement, to effect the forward stock split.  As of the Record Date, 496,377 of our outstanding shares of Common Stock (approximately 66.23% of eligible votes) were collectively held by our directors, executive officers and controlling shareholder.  Our directors, executive officers and controlling shareholder have each indicated that they intend to vote all of their shares of our Common Stock at the Special Meeting “FOR” the approval of Proposal 2 to implement the forward stock split.  Therefore, the approval of Proposal 2 at the Special Meeting is virtually assured.  The Special Transaction Committee has retained the absolute discretion to recommend that the Board withdraw Proposal 2 at any time prior to the Special Meeting, and the Board has retained for itself the absolute authority to reject (and not implement) the Transaction (even after approved by the shareholders) if it subsequently determines that the Transaction, for any reason, is not then in the best interests of the Company.  For a more complete discussion of what might trigger such a decision, see “Special Factors—Failure to Effect Reverse/Forward Stock Split” on page 26 in this proxy statement.

Recommendation of the Board of Directors

Upon the recommendation and approval of the Special Transaction Committee, the Board of Directors reasonably believes and unanimously determined that the forward stock split is fair to, and in the best interests of, the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE CERTIFICATE OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT THE FORWARD STOCK SPLIT.

In considering the recommendation of the Board of Directors with respect to the reverse stock split, shareholders should be aware that the Company’s executive officers and directors have interests in the Reverse/Forward Stock Split that are in addition to, or different from, our shareholders generally and that these interests may create potential conflicts of interest.  For a more detailed discussion, please see “Special Factors—Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons” on page 27 in this proxy statement.

ADDITIONAL INFORMATION REGARDING
THE REVERSE/FORWARD STOCK SPLIT

Effective Date for the Transaction

The Transaction will become effective as of the date that we amend our Articles of Incorporation through the filing of Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Georgia, to effectuate the reverse stock split and the forward stock split.  We intend to effect the Transaction as soon as possible after the Transaction is approved by our shareholders.  The suspension of our obligation to file periodic reports and other documents under the Exchange Act will become effective after the filing with the SEC of a certification and notice of termination of registration on Form 15.  The deregistration of our Common Stock under Section 12(g) of the Exchange Act will take effect 90 days after the filing of the Form 15 with the SEC.  See ”Special Factors—Effects of the Reverse/Forward Stock Split— Effects of the Transaction on the Company” beginning on page 19 of this proxy statement.

Conversion of Shares in the Reverse/Forward Stock Split

At the effective time of the Reverse/Forward Stock Split:

•
Shareholders owning fewer than 400 shares of Common Stock immediately before the effective time will have their shares converted into the right to receive cash consideration of $1.00, without interest, for each share of Common Stock; and

•	All outstanding shares of Common Stock other than those described above will remain outstanding with all rights, privileges, and powers existing immediately prior to the Reverse/Forward Stock Split.

We (along with any other person or entity to which we may delegate or assign any responsibility or task with respect thereto) shall have full discretion and exclusive authority (subject to its right and power to so delegate or assign such authority) to:

•	make such inquiries, whether of any shareholder(s) or otherwise, as we may deem appropriate for purposes of effecting the Reverse/Forward Stock Split; and

•
resolve and determine, in our sole discretion, all ambiguities, questions of fact, and interpretive matters relating to such inquiries, including, without limitation, any questions as to the number of shares held by any holder immediately before the effective time.  All such determinations by us shall be final and binding on all parties, and no person or entity shall have any recourse against us or any other person or entity with respect thereto.

For purposes of effecting the Reverse/Forward Stock Split, we may, in our sole discretion, but without any obligation to do so:

•
presume that any shares of Common Stock held in a discrete account (whether record or beneficial) are held by a person distinct from any other person, notwithstanding that the registered or beneficial holder of a separate discrete account has the same or a similar name as the holder of a separate discrete account; and

•
aggregate the shares held (whether of record or beneficially) by any person or persons that we determine to constitute a single holder for purposes of determining the number of shares held by such holder.

Rule 12g5-1 under the Exchange Act provides that, for the purpose of determining whether an issuer is subject to the registration provisions of the Exchange Act, securities shall be deemed to be “held of record” by each person who is identified as the owner of such securities on the records of security holders maintained by or on behalf of the issuer, subject to the following:

•
in any case where the records of security holders have not been maintained in accordance with accepted practice, any additional person who would be identified as such an owner on such records if they had been maintained in accordance with accepted practice shall be included as a holder of record;

•	securities identified as held of record by a corporation, a partnership, a trust (whether or not the trustees are named), or other organization shall be included as so held by one person;

•
securities identified as held of record by one or more persons as trustees, executors, guardians, custodians or in other fiduciary capacities with respect to a single trust, estate, or account shall be included as held of record by one person;

•	securities held by two or more persons as co-owners shall be included as held by one person; and

•
securities registered in substantially similar names where the issuer has reason to believe, because of the address or other indications that such names represent the same person, may be included as held of record by one person.

Exchange of Shares; Process for Payment for Fractional Shares

The Company, which serves as its own transfer agent, also will act as its own exchange and paying agent for purposes of paying for fractional shares of Common Stock cashed out in connection with the Transaction (along with any other person or entity to which we may delegate or assign any responsibility or task with respect thereto, which right the Company expressly reserves).

No service charge, brokerage commission, or transfer tax will be payable by any holder of any old certificate evidencing shares of our Common Stock in connection with the cash-out of shares in the Transaction.

If any certificate evidencing shares of our Common Stock has been lost or destroyed, we may in our sole discretion accept in lieu thereof a duly executed affidavit and indemnity agreement in a form satisfactory to us.  The holder of any shares of our Common Stock evidenced by any certificate that has been lost or destroyed must also submit the following:

•	the letter of transmittal sent by us;

•	the above-referenced affidavit;

•	the above-referenced indemnity agreement; and

•
any other document required by us, which may include a bond or other security satisfactory to us indemnifying us and our other persons against any losses incurred as a consequence of paying cash in lieu of issuing fractional shares of our Common Stock in exchange for the existing shares of our Common Stock evidenced or purported to be evidenced by such lost or destroyed certificate.

Additional instructions with respect to lost or destroyed certificates will be included with the letter of transmittal that we will send to shareholders after the effective date of the Transaction.  In the event the Company is unable to locate certain shareholders or if a shareholder fails to properly complete, execute, and return the letter of transmittal and accompanying stock certificate(s) to the Company or our designee, any funds payable to such holders pursuant to the Transaction will be held in escrow until a proper claim is made, subject to applicable unclaimed property and escheat laws.

Record holders identified in our records of security holders (those shareholders holding shares in their own names and nominees of beneficial owners holding shares in “street name” where such nominee does not hold such shares in an account with Cede & Co.) holding fewer than 400 shares immediately prior to the effective time of the reverse stock split will receive $1.00 for each pre-split share of Common Stock, without interest.  Record holders identified in our records of security holders (those shareholders holding shares in their own names and nominees of beneficial owners holding shares in “street name”) who hold 400 or more shares immediately prior to the effective time of the reverse stock split will not be entitled to receive any cash for their fractional share interests resulting from the reverse stock split.  The Transaction will not affect shares of Common Stock held by beneficial shareholders in “street name” through a nominee holding shares in an account with Cede & Co., regardless of the number of shares held.  The forward stock split that will immediately follow the reverse stock split will reconvert their whole shares and fractional share interests back into the same number of shares of our Common Stock they held immediately before the effective time of the reverse stock split.  As a result, the total number of shares held by such a shareholder will not change after completion of the Transaction, and the shareholder will not ordinarily receive new certificates for his or her shares of our Common Stock.

For purposes of determining ownership of shares of our Common Stock immediately prior to the effective time of the reverse stock split, such shares will be considered held by the person in whose name such shares are registered on our records of security holders.  The Transaction will not affect shares of Common Stock held by beneficial shareholders in “street name” through a nominee (such as a bank, broker or other third party) unless such nominee holds on an aggregated basis fewer than 400 shares immediately prior to the effective time of the reverse stock split and does not hold such shares in an account with Cede & Co., in which case such shares will be converted into the right to receive $1.00 for each pre-split share of Common Stock, without interest.  Otherwise, each share of Common Stock held in ‘street name” will continue to represent one share of Common Stock after completion of the Transaction.  Anyone holding fewer than 400 shares of Common Stock in “street name,” or in a combination of “street name” and of record, who wants to have such shares exchanged for cash in the Transaction, must arrange to transfer those shares into a record account in their name in a timely manner in order to be considered a record holder immediately prior to the reverse stock split.  If you hold your shares in “street name” with a bank, broker or other third party, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Within approximately ten business days after the Effective Date of the Transaction, we expect that the Company (or our designee) will send to each holder of record of 400 or fewer shares of our Common Stock instructions for surrendering any certificates held thereby representing shares of our Common Stock which will be converted to a right to receive cash as a result of the reverse stock split.  Such instructions will include a letter of transmittal to be completed and returned to the Company (or our designee) by the holder of such certificates, together with such certificates.  The shares we acquire in the Transaction will be restored to the status of authorized but unissued shares.

Within approximately ten business days after we (or our designee) receive any surrendered certificate from a record holder of fewer than 400 shares of our Common Stock immediately prior to the Transaction, together with a duly completed and executed letter of transmittal with respect thereto and such other documents as we may require, we (or our designee) will deliver to the person payment in an amount equal to $1.00, without interest, for each pre-split share of Common Stock that is represented by the fractional share.  Therefore, the timing of receipt of payment for these Cashed Out Shareholders is dependent upon their proper surrender of the certificates and the delivery of properly prepared and executed letters of transmittal.

There will be no differences between the respective rights, such as dividend, voting, liquidation or other rights, preferences or limitations of our Common Stock prior to the Transaction and our Common Stock after the Transaction.

DO NOT SEND SHARE CERTIFICATES TO US OR ANY DESIGNEE OF OURS UNTIL AFTER YOU HAVE RECEIVED A LETTER OF TRANSMITTAL AND ANY ACCOMPANYING INSTRUCTIONS.

Unclaimed Property Laws

The unclaimed property and escheat laws of each state provide that under circumstances defined in that state’s statutes, holders of unclaimed or abandoned property must surrender that property to the state.  Cashed Out Shareholders who do not return their share certificates and request payment of the Transaction price following the Reverse/Forward Stock Split generally will have a period of time from the Effective Date in which to claim from the Company the cash payment to which they are entitled.  States may have abandoned property laws which call for such state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it, or (ii) escheat of such property to the state.  The “holding period” or the time period which must elapse before the property is deemed to be abandoned may vary by state.  If we do not have an address for the holder of record of the shares, then unclaimed cash out payments would be turned over to our state of incorporation, the State of Georgia, in accordance with its unclaimed property laws.

Litigation

There is no ongoing litigation related to the Transaction.

ADDITIONAL INFORMATION REGARDING
THE COMPANY AND THE SPECIAL MEETING

General Information About the Company and the Special Meeting

The enclosed proxy is solicited by American Consumers, Inc. for use at a Special Meeting of Shareholders to be held at ACI’s General Office, 55 Hannah Way, Rossville, Georgia, on Thursday, March 31, 2011 at 1:00 p.m. (Eastern Time) and at any adjournment or adjournments thereof (the “Special Meeting”).  The proxy agents named in the enclosed proxy have been selected by the Board of Directors.  The proxy and this proxy statement are being mailed to shareholders on or about March 15, 2011.  To obtain directions to be able to attend the meeting and vote in person, you may contact our Corporate Secretary, Reba S. Southern, by mail at our corporate office address as set forth above.  Oral requests should be made by calling Ms. Southern at (706) 861-3347 during regular business hours, Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 31, 2011: The Company’s Notice of Special Meeting and Proxy Statement for the Special Meeting are also available at http://www.RRDEZProxy.com/2011/AmericanConsumers.

The purposes of the Special Meeting, as described in this proxy statement, are:

1.             The approval of an amendment to the Company’s Articles of Incorporation to effect a 1-for-400 reverse stock split of the Company’s outstanding Common Stock, such that shareholders owning fewer than 400 shares of Common Stock of record will have such shares cancelled and converted into the right to receive the cash consideration set forth herein;

2.             The approval of an amendment to the Company’s Articles of Incorporation to effect a 400-for-1 forward stock split of the Company’s outstanding Common Stock after giving effect to the reverse stock split (which, together with the reverse stock split, we have referred to in this proxy statement as the “Reverse/Forward Stock Split”).  If the amendment to the Company’s Articles of Incorporation to effect the reverse stock split is not approved by our shareholders, the proposal to amend the Company’s Articles of Incorporation to effect the forward stock split will be withdrawn; and

3.             The transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

The Reverse/Forward Stock Split will enable us to terminate the registration of our Common Stock under the Exchange Act if, after the Transaction, there are fewer than 500 record holders of our Common Stock and we make the necessary filings with the SEC.

Record Date, Vote Required and Related Matters

Holders of record of ACI’s Common Stock at the close of business on the Record Date of February 22, 2011, will be entitled to notice of and to vote at the Annual Meeting.  The number of shares of outstanding Common Stock entitled to vote as of February 22, 2011, was 749,475 shares having one vote each on all matters properly brought before the meeting, exercisable in person or by properly executed proxy.  Cumulative voting is not permitted.

A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum.  Since there were 749,475 shares outstanding and entitled to vote at the close of business on the Record Date, the presence, in person or by proxy, of at least 374,738 shares is necessary to meet the quorum requirement.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting.  Shares represented at the meeting by properly executed proxies that reflect abstentions or represent “broker non-votes” (indications by brokers that they do not have discretionary authority to vote on a particular matter with respect to such shares) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions and broker non-votes, however, do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”  Accordingly, abstentions and broker non-votes will have the same effect as a vote “against” Proposal 1 and a vote “against” Proposal 2 at the Special Meeting.

Once a quorum has been established, for the Reverse/Forward Stock Split to be approved, holders of a majority of outstanding shares of Common Stock entitled to vote at the meeting must vote “FOR” each of Proposal 1 and Proposal 2.  As of the Record Date, 496,377 of our outstanding shares of Common Stock (approximately 66.23% of eligible votes) were collectively held by our directors, executive officers and 10% shareholder.  Our directors, executive officers and 10% shareholder have each indicated that they intend to vote all of their shares of our Common Stock at the Special Meeting “FOR” the approval of Proposal 1 and Proposal 2 to implement the Reverse/Forward Stock Split.  Therefore, both the presence of a quorum at the Special Meeting and the approval of Proposal 1 and Proposal 2 to effect the Reverse/Forward Stock Split are virtually assured.

Costs of Proxy Solicitation and the Reverse/Forward Stock Split

We will pay the cost of preparing, assembling and mailing this proxy soliciting material and Notice of Special Meeting of Shareholders, as well as the cost to repurchase the Cashed Out Shareholders’ fractional shares of Common Stock resulting from the Reverse/Forward Stock Split and related transaction costs.  For additional information concerning the estimated amounts of these expenses and related funding sources, see “Special Factors—Source of Funds and Expenses” on page 44 of this proxy statement.  Solicitation by mail, telephone, facsimile, or personal solicitation may also be undertaken by our directors, executive officers, or regular employees, for which they will receive no additional compensation.  Brokerage houses and other nominees, fiduciaries, and custodians nominally holding shares of Common Stock as of the Record Date will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by us for their reasonable expenses.

Adjournment or Postponement

The Special Meeting may be adjourned or postponed.  Any adjournment may be made without notice, other than by an announcement made at the Special Meeting.  The favorable vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to vote on the adjournment proposal, may adjourn the meeting.  Any adjournment or postponement of the Special Meeting will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.  Shareholders are not being asked to provide discretionary authority to postpone or adjourn the Special Meeting in order for additional proxies to be solicited.

Market for the Company’s Common Stock

Our Common Stock is eligible to be traded over the counter and is currently quoted in the OTCQB tier of the Pink Sheets market operated by OTC Markets, Inc., under the symbol “ANCS.”  As of the Record Date (February 22, 2011), we had approximately 749 shareholders of record of our Common Stock.  The following table gives the range of high and low bid quotations and dividends for each quarterly period in our preceding two fiscal years (ended May 30, 2009 and May 29, 2010), as well as for the first two quarters of our current fiscal year (ending May 28, 2011).

	Bid Prices		Asked Prices		Dividends
	High	Low	High	Low	Per Share

2011
First Quarter	$0.69	$0.66	$2.00	$2.00	None
Second Quarter	$0.66	$0.25	$2.00	$1.50	None

2010
First Quarter	$0.66	$0.65	$5.00	$1.05	None
Second Quarter	$0.69	$0.66	$7.00	$2.00	None
Third Quarter	$0.68	$0.66	$5.00	$2.00	None
Fourth Quarter	$0.69	$0.67	$2.00	$2.00	None

2009
First Quarter	$1.15	$1.15	$2.00	$1.60	None
Second Quarter	$1.15	$1.15	$1.60	$1.60	None
Third Quarter	$1.15	$0.65	$1.60	$1.05	None
Fourth Quarter	$0.80	$0.65	$1.05	$1.05	None

Dividend Policy

During each of the fiscal years ended May 29, 2010 and May 30, 2009, the Company did not pay dividends on its outstanding Common Stock.  The terms of our debt agreements with our senior lender contain negative covenants which currently prevent us from paying any dividends on our Common Stock without the lender’s written consent.

Past Contacts, Transactions, Negotiations and Agreements

The Company has not engaged in any public or private offers or sales of shares of its Common Stock for many years.  Other than periodic repurchases of shares of Common Stock in response to unsolicited requests received from unaffiliated shareholders (as detailed below), neither the Company nor any of its affiliates have purchased any shares of our Common Stock during the past two years.  During our past two fiscal years and our current fiscal year to date, there have been no transactions (i) between the Company and any of our affiliates that are not natural persons with a value exceeding one percent (1%) of our consolidated revenues for the period in which any such transaction occurred or (ii) between the Company and any of our executive officers, directors or affiliates that are natural persons with a value exceeding $60,000.  Additionally, during our past two fiscal years and our current fiscal year to date, other than the Transaction described in this proxy statement, there have been no negotiations, transactions or material contracts between the Company and any of our directors, executive officers or other affiliates concerning any merger, consolidation, acquisition, tender offer for (or other acquisition of) our securities, any election of our directors (apart from regular director elections at our annual meetings), or the sale or other transfer of a material amount of our assets, nor are the Special Transaction Committee or our Board aware of any firm offers during the past two years by any unaffiliated person for our merger or consolidation, the sale or other transfer or all or any substantial part of our assets, or a purchase of our shares of Common Stock or other securities that would enable the purchaser to exercise control of the Company.

Stock Purchases

During each of our past two fiscal years ended May 30, 2009 and May 29, 2010, and for our fiscal year ending May 28, 2011 through the date of this proxy statement, none of the Company’s directors, executive officers or 5% beneficial owners of our Common Stock have purchased any shares of our Common Stock.  During the same period, the Company has made the following repurchases of shares of Common Stock in response to unsolicited requests received from unaffiliated shareholders during such time (with all transactions taking place at a price of $1.00 per share):

Fiscal Year Ended May 30, 2009	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
First Quarter	None	—	—	—
Second Quarter	440	$1.00	—	—
Third Quarter	13,543	$1.00	—	—
Fourth Quarter	220	$1.00	—	—

Fiscal Year Ended May 29, 2010	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
First Quarter	1,224	$1.00	—	—
Second Quarter	8,335	$1.00	—	—
Third Quarter	2,014	$1.00	—	—
Fourth Quarter	6,529	$1.00	—	—

Fiscal Year Ending May 28, 2011	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
First Quarter	None	—	—	—
Second Quarter	None	—	—	—
Third Quarter*	None	—	—	—

* Through March 15, 2011

Directors and Executive Officers

The following sets forth certain information concerning our current directors and executive officers as of March 15, 2011:

Name	Age	Position(s)
Paul R. Cook	60	Chairman of the Board of Directors, President and Chief Executive Officer Treasurer and Chief Financial Officer
Michael Todd Richardson	37	Director Executive Vice President and Chief Operating Officer
Virgil E. Bishop	71	Director
Andrew V. Douglas	81	Director
Thomas L. Richardson	80	Director
Danny R. Skates	57	Director
Reba S. Southern	57	Secretary

Paul R. Cook was appointed by our Board of Directors as Chairman of the Board, President and Chief Executive Officer of the Company following the untimely death of Michael A Richardson in November 2009.  Mr. Cook has served as a director and as Executive Vice President, Treasurer and Chief Financial Officer of the Company since 1991.  Prior to that time, he had served as Secretary/Treasurer and Chief Financial Officer of ACI since 1987.  As Chief Executive Officer, Mr. Cook also chairs the Company’s Executive Committee, which has responsibility for the review and approval of major management decisions for ACI under the overall supervision of the Board.  Mr. Cook has served as a director of Capital Bank, Fort Oglethorpe, Georgia, since 1993.  He also serves as Secretary/Treasurer of the Kiwanis Club of Fort Oglethorpe, Georgia, and as director of that organization’s annual Rick Honeycutt Youth Benefit Golf Tournament, a major annual fund raising project for various organizations and activities benefiting the youth of the Company’s primary trade area in Northwest Georgia.  The Board of Directors believes that Mr. Cook’s extensive knowledge of the supermarket business gained through over 23 years of service with the Company, coupled with his civic leadership and the financial industry experience he has gained through many years of oversight as a board member of a local bank, qualify him to serve as a director and to lead the Company at this time.

Michael Todd Richardson was appointed by the Board as a director to fill the vacancy created by the untimely death in November 2009 of his father, former Chairman and CEO Michael A. Richardson, and was also appointed Executive Vice President and Chief Operating Officer of the Company, and as a member of the Company’s Executive Committee, at that time.  Previously, Mr. Richardson had served as Vice President and Director of Meat Operations for the Company since 2006, with responsibility for the overall supervision of purchasing, advertising and operations functions for the meat markets in the Company’s grocery stores.  Prior to that time, Mr. Richardson served as assistant to the Company’s Director of Meat Operations.  The Board of Directors believes that Mr. Richardson’s experience in organizing and leading key operational activities for the Company, as well as his commitment to continuing the legacy of service to our customers that began when his grandfather founded the Company over 50 years ago, qualify him to serve as a director of ACI.  Mr. Richardson is the great nephew of Thomas L. Richardson, a director of the Company.

Virgil E. Bishop retired in 2006 from his position as Vice President and Director of Meat Operations of the Company, the overall supervision of purchasing, advertising and operations functions for the meat markets in the Company’s grocery stores.  Mr. Bishop had served in that capacity with ACI since 1969, and he has served as a director of the Company since 1987.  Effective July 2010, Mr. Bishop was elected as a member of the Audit and Compensation Committees of the Board of Directors.  The Board of Directors believes that Mr. Bishop’s extensive experience with the grocery industry, as well as with the Company’s organization and operations, gained through his many years of service in senior management qualify him to continue providing leadership in an oversight role as a director of ACI.

Andrew V. Douglas retired as a retail counselor for the Company’s former principal grocery supplier, Fleming Companies, Inc., in 1995 following ten years of service with Fleming and over 40 years of experience in the industry.  Prior to his retirement, Mr. Douglas worked closely with the Company on managing its product mix and marketing strategies.  He has served as a director of the Company since 1998, and is a member of the Audit Committee and the Compensation Committee.  The Board of Directors believes that Mr. Douglas’ extensive background and experience in analyzing trends and developments in the grocery industry, and working with retailers such as the Company to profitably manage their operations in response to developments in the industry and in their local markets, qualify him to serve as a director of ACI and enable him to provide valuable, ongoing guidance to the Company.

Thomas L. Richardson has served since 1967 as Chairman of the Board of Learning Labs, Inc. (LLI), a privately held educational resource business marketing technology products designed to reinforce academic skills through applied, hands-on learning throughout the Southeastern United States.  He also served as Chief Executive Officer of LLI from 1967 until his retirement from that position in 1994.  Mr. Richardson, whose late brother, Zuma B. Richardson, founded ACI over 50 years ago, has served as a director of the Company since 1970, and is a member of the Audit Committee and the Compensation Committee.  The Board of Directors believes that the extensive business experience Mr. Richardson has acquired through over four decades of successfully leading LLI, as well as his experience and contributions in helping to oversee the growth and development of the Company’s business during that time, qualify him to serve as a director of ACI.  Mr. Richardson is the great uncle of Michael T. Richardson, a director and executive officer of the Company.

Danny R. Skates is co-owner of Jackson Chevrolet Pontiac Buick GMC, Inc., and has served as Executive Vice President and General Manager of such dealership and its predecessor since 1989.  Mr. Skates has served as a director of the Company since 2001, and he serves as Chairman of both the Audit and Compensation Committees of the Company’s Board of Directors.  The Board of Directors believes that the business and financial management experience Mr. Skates has gained through running one of the largest automobile dealerships in the Company’s primary trade area, as well as his experience and contributions to the oversight of the Company’s business and financial reporting process as Chairman of the Board’s Audit and Compensation Committees, qualify Mr. Skates to serve as a director of ACI.

Reba S. Southern has served as Corporate Secretary of ACI since 1991, and prior to that time she served as Assistant Secretary-Treasurer from 1987 through 1991.  Ms. Southern is an Ex-Officio member of the Company’s Executive Committee.

The business address of our directors and executive officers is c/o American Consumers, Inc., P.O. Box 2328, Fort Oglethorpe, Georgia 30742, and our telephone number is (706) 861-3347.

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information known to ACI as of the Record Date (February 22, 2011), with respect to the ownership of our Common Stock by (i) each person known to ACI to be the beneficial owner of more than five percent (5%) of our outstanding Common Stock, (ii) each director (including the Company’s sole “named executive officer” as defined below) and (iii) all directors and executive officers as a group.  The principal business address for each 5% beneficial owner is also set forth below.  For purposes of this proxy statement, except as otherwise noted below the business address of each of our directors, executive officers and 5% beneficial owners is the Company’s address, P.O. Box 2328, Fort Oglethorpe, Georgia 30742, and the business telephone number for each such person is (706) 861-3347.

	Shares of Common Stock Beneficially Owned Before the Transaction(1)		Shares of Common Stock Beneficially Owned After the Transaction(1)
Name and Address of Beneficial Owner	Number	Percent of Class(2)	Number	Percent of Class(7)

5% Shareholders:
ZBR, Inc. (3)	484,000	64.58%	484,000	73.63%
P.O. Box 2328
Fort Oglethorpe, GA 30742
Diana K. Richardson (4)	488,675	65.20%	488,675	74.34%
P.O. Box 1230
LaFayette, GA 30728

Directors and Named Executive Officer:
Paul R. Cook (3)(5)	1,375	*	1,375	*
Michael Todd Richardson	None	—	None	—
Virgil E. Bishop (6)	490	*	490	*
Andrew V. Douglas	None	—	None	—
Thomas L. Richardson	5,837	*	5,837	*
Danny R. Skates	None	—	None	—
All Directors and Executive Officer as a Group (7 Individuals)	7,702	1.03%	7,702	1.17%

Notes to Security Ownership Table:

Less than 1% of total outstanding shares of Common Stock.

(1)
A person is deemed to be the “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security, or if, under certain circumstances, a person has the right to acquire either voting power or investment power over such security through the exercise of an option or other contractual right.  More than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no personal economic interest or which he may not vote.  Except as otherwise noted, all shares included in the table are owned by the persons specified with sole voting and sole investment power.

(2)	Percentage of beneficial ownership is based on 749,475 shares of common stock outstanding as of the Record Date.

(3)
ZBR, Inc. (“ZBR”) is a closely held corporation of which Diana K. Richardson is a director and serves as its President, Chief Executive Officer and Treasurer, as well as being its controlling shareholder.  ZBR owns 484,000 shares of Common Stock.  Paul R. Cook, Chief Executive Officer and President of the Company, also serves as Vice President and Secretary of ZBR, Inc. and holds a 15% equity interest in ZBR but does not possess any voting or investment power with respect to shares of the Company’s Common Stock held by ZBR.

(4)
This includes 484,000 shares owned by ZBR as to which she exercises sole voting and investment power as the controlling shareholder of ZBR, Inc., as well as 4,675 shares owned by Diana K. Richardson as to which she exercises sole voting and investment power.  See note (3).

(5)
This includes 1,320 shares jointly owned by Mr. Cook and his wife, as to which they exercise shared voting and investment power. Currently, Mr. Cook is our only “named executive officer,” determined in accordance with the applicable SEC rules, because no other executive officer of the Company (other than Michael A. Richardson, who is deceased) served as ACI’s principal executive officer or principal financial officer, or received total compensation in excess of $100,000, for the Company’s most recently completed fiscal year.

(6)	Shares jointly owned by Mr. Bishop and his wife, as to which they exercise shared voting and investment power.

(7)
Pro forma percentage of beneficial ownership is based on 657,322 shares of Common Stock outstanding after the Transaction assuming 92,153 shares (or approximately 12.3% of our outstanding shares as of the Record Date) are cashed out in the Transaction.

Additional Information Regarding the Company’s Principal Shareholder

ZBR, Inc., the Company’s controlling shareholder, is a Subchapter S corporation, formed under the laws of the State of Georgia by Zuma B. Richardson, the late founder of our Company, to hold the controlling stock interest in the Company.  Currently, the directors and executive officers of ZBR are Diana K. Richardson and Paul R. Cook.  Diana K. Richardson serves as ZBR’s President, Chief Executive Officer and Treasurer, in addition to being its controlling shareholder.  Prior to the death of her late husband, Michael A. Richardson in November 2009, Diana K. Richardson served as Vice President, Assistant Secretary and Assistant Treasurer of ZBR.  She also has served as a part-time advertising consultant to the Company since January 2010.  Paul R. Cook, Chief Executive Officer and President of the Company, also serves as Vice President and Secretary of ZBR and holds a 15% equity interest in ZBR but does not possess any voting or investment power with respect to shares of the Company’s Common Stock held by ZBR.

Citizenship and Absence of Legal Proceedings

During the past five years, none of the above named directors, executive officers or 5% beneficial owners of the Company’s Common Stock has been convicted in a criminal proceeding or has been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.  Each of the above named directors, executive officers and 5% beneficial owners who are natural persons are citizens of the United States.  ZBR is a Subchapter S corporation incorporated under the laws of the State of Georgia.

Certain Relationships and Related Transactions

During the fiscal year ended May 29, 2010, we increased the Company’s borrowings under our unsecured notes payable to Matthew Richardson, who is the son of Diana K. Richardson, our principal shareholder, and the brother of Michael Todd Richardson, one of our directors and executive officers, by $31 in additional interest accrued.  The outstanding balance remaining on such note as of the end of the 2010 fiscal year following such accrual is $541, and the largest principal balances outstanding on such note at any time during the Company’s fiscal year 2010 was $541.  The interest rate on these borrowings at any given time is set at .25% less than the then-current base rate charged the Company by its principal lender, which resulted in an effective interest rate of 5.75% at May 29, 2010.  Additionally, beginning in January 2010, the Company began paying $700 per month for advertising consulting services to Diana K. Richardson, our principal shareholder.  The Audit Committee of the Company’s Board of Directors has reviewed and approved the terms of these transactions in accordance with the requirement set forth in the Company’s Code of Business Conduct and Ethics that any transactions which present a potential conflict of interest must be reviewed and approved by the Audit Committee, following disclosure of all relevant facts and circumstances.  In connection with its review, the Audit Committee noted that the transactions are fair to ACI, and that the historical related party borrowing arrangements have been favorable in that they have allowed the Company to finance a portion of its ongoing working capital requirements at a lower cost than is available through its bank financing.  The Audit Committee concluded that these transactions do not present an inappropriate conflict of interest in light of all of the relevant circumstances reviewed by the Audit Committee.

FINANCIAL INFORMATION

Summary Historical Financial Information

The following summary of financial information was derived from our audited financial statements as of and for each of the years ended May 29, 2010 and May 30, 2009 and from unaudited interim financial statements as of and for the six months ended November 27, 2010 and November 28, 2009.  This financial information is only a summary and should be read in conjunction with our historical financial statements and the accompanying footnotes, which are included in this proxy statement as Annex E (annual financial statements) and Annex F (interim financial statements), respectively.

AMERICAN CONSUMERS, INC.
STATEMENTS OF OPERATIONS - SUMMARIZED
(In thousands, except for per share data)

	Six Months Ended (Unaudited)		Fiscal Years Ended
	November 27, 2010	November 28, 2009	May 29, 2010	May 30, 2009
NET SALES	$15,606	$16,783	$32,938	$34,421
COSTS AND EXPENSES:
Cost of goods sold	11,889	12,784	25,049	25,971
Operating, general and administrative expenses	4,108	4,223	8,396	8,441
Interest expense	30	28	62	47
Loss on disposal of equipment	9	—	—	—
Other income, net	(46)	(47)	(91)	(99)
Total Costs and Expenses	15,990	16,988	33,416	34,360
Income (loss) before income taxes	(384)	(205)	(478)	61
INCOME TAXES	—	—	—	—
NET INCOME (LOSS)	$(384)	$(205)	$(478)	$61
Net income (loss) per share	$(0.512)	$(0.268)	$(0.630)	$0.080
WEIGHTED AVG. NUMBER OF SHARES OUTSTANDING	749,475	764,053	759,017	777,469

AMERICAN CONSUMERS, INC.
BALANCE SHEETS - SUMMARIZED
(In thousands, except for share and per share data)

	November 27, 2010 (Unaudited)	May 29, 2010
ASSETS
Current assets:	$3,301	$3,716
Noncurrent assets:	511	521
TOTAL ASSETS	$3,812	$4,237
LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current liabilities:	$2,718	$2,730
Noncurrent liabilities:	193	222
Total liabilities	2,911	2,952
Total Stockholders’ Equity	901	1,285
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,812	$4,237

Outstanding shares	749,475	749,475
Book value per share	$1.20	$1.71

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Included in this proxy statement, annexes and associated documents are statements containing “forward-looking information,” as well as historical information.  Forward-looking statements include those that use forward-looking terminology, such as the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “project,” “plan,” “will,” “shall,” “should,” and similar expressions, including when used in the negative.  All statements which address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as expansion and growth of the Company’s business, future expenditures or cost savings, the effects of future competition and the Company’s business strategy, are forward-looking statements.  The Company cautions you not to place undue reliance on any such forward-looking statements.  This forward-looking information is based on various factors and was derived utilizing numerous assumptions, and you should keep in mind that actual results may differ materially from those projected or suggested in such forward-looking statements.

Many of these factors previously have been identified in filings or statements made on behalf of the Company, including filings with the Securities and Exchange Commission on Forms 10-Q, 10-K and 8-K.  Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward-looking statements, include those matters discussed in the Risk Factors included in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended May 29, 2010), as well as additional risks and uncertainties detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission; provided, however, that that any reference to any claim of reliance on the forward looking statement safe harbor provisions of the Private Securities Litigation Reform Act of 1995 contained in any such document, including any such references in the Company’s historical financial statements and Management’s Discussion and Analysis presentations reproduced as Annex E and Annex F to this proxy statement, is excluded, and is not incorporated herein by reference, and provided further that the forward looking statement safe harbor provisions of the Private Securities Litigation Reform Act of 1995 do not apply to any forward-looking statements the Company makes in connection with the Transaction.

WHERE YOU CAN FIND MORE INFORMATION

The Transaction is a “going private” transaction subject to Rule 13e-3 of the Exchange Act.  We have filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the Transaction. The Schedule 13E-3 contains additional information about us.  Copies of the Schedule 13E-3 are available for inspection and copying at our principal executive offices during regular business hours by any of our interested shareholders, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to American Consumers, Inc., Attention: Corporate Secretary, P.O. Box 2328, Fort Oglethorpe, Georgia, 30742.

We are currently subject to the information requirements of the Exchange Act and file periodic reports, proxy statements and other information with the SEC relating to our business, financial and other matters.

You may read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Our SEC filings are also available to the public over the Internet at the SEC’s website at http://www.sec.gov.

SHAREHOLDER PROPOSALS

In accordance with current SEC rules, if our Exchange Act registration is not terminated in connection with the Reverse/Forward Stock Split, any shareholder wishing to submit a proposal for inclusion in the Company’s Proxy Materials must submit the proposal to ACI at its General Office, 55 Hannah Way, Rossville, Georgia 30741, at least one hundred twenty (120) days in advance of the date corresponding with the date of the prior year’s proxy statement.  To submit proposals for inclusion in the Company’s Proxy Materials for the Annual Meeting of Shareholders in 2011, shareholder proposals must be received by the Company not later than May 6, 2011.  A shareholder who intends to present a proposal at the Annual Meeting of Shareholders in 2011, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide the Company with notice of such intention by at least July 20, 2011 or the designated proxy holders will have discretionary voting authority at the 2011 Annual Meeting with respect to any such proposal without the matter having been discussed in the Company’s proxy materials.

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

The Company, upon written or oral request, will deliver without charge a separate copy of the this proxy statement, as may be requested, to any shareholder at a shared address to which only a single copy of such materials was delivered pursuant to SEC Rule 14a-3(e).

OTHER BUSINESS

The Board of Directors does not intend to bring any other business before the Special Meeting, and, so far as is known to the Board, no matters are to be brought before the Special Meeting except as specified in the Notice of the Special Meeting.  As to any business that may properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

We have not authorized anyone to give any information or make any representation about the Transaction or us that differs from, or adds to, the information in this proxy statement or in our documents that are publicly filed with the SEC.  If anyone does give you different or additional information, you should not rely on it.

By Order of the Board of Directors,

/s/ Paul R. Cook
Paul R. Cook,
Chairman of the Board

Dated: March 15, 2011

ANNEX A-1
PROPOSED FORM OF AMENDMENT
TO EFFECT REVERSE STOCK SPLIT

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
AMERICAN CONSUMERS, INC.

In accordance with the provisions of Section 14-2-1006 of the Georgia Business Corporation Code, the undersigned corporation (the “Corporation”) hereby adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:                   The name of the Corporation is American Consumers, Inc.

SECOND:              Effective as of 6:00 p.m., Eastern Time, on the date on which these Articles of Amendment are filed with the Georgia Secretary of State, Article 8 of the Articles of Incorporation is hereby amended by adding the following paragraph immediately after the first paragraph thereof:

Without regard to any other provision of these Articles of Incorporation, each one (1) share of Common Stock, either issued and outstanding or held by the Corporation as treasury stock, immediately prior to the time this amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one-four hundredth (1/400th) of a fully-paid and nonassessable share of Common Stock, without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any registered holder of fewer than 400 shares of Common Stock immediately prior to the time this amendment becomes effective, and that instead of issuing such fractional shares to such holders, such fractional shares shall be canceled and converted into the right to receive the cash payment of One Dollar ($1.00) per share on a pre-split basis to each shareholder owning fewer than 400 shares of Common Stock immediately prior to the effective time of this amendment.

THIRD:                  The foregoing amendment was duly adopted by the shareholders of the Corporation at a special meeting of shareholders held for such purpose on March 31, 2011.

FOURTH:              The number of shares of the Corporation outstanding and entitled to vote on the record date fixed for the special meeting of shareholders at which the foregoing amendment was adopted was 749,475 shares, all of which were Common Stock of $.10 par value per share.  The number of shares voted in favor of such amendment was __________, with _________ shares voting against such amendment and __________ shares abstaining from voting with respect to such amendment, so that the foregoing amendment was duly approved and adopted by the shareholders of the Corporation in accordance with the provisions of Section 14-2-1003 of the Georgia Business Corporation Code.

IN WITNESS WHEREOF, American Consumers, Inc. has caused these Articles of Amendment to be executed and its corporate seal to be affixed by its duly authorized officers this _____ day of April, 2011.

AMERICAN CONSUMERS, INC.

By:
Paul R. Cook
Chairman of the Board and
Chief Executive Officer

ATTEST:

Reba S. Southern
Secretary

(Corporate Seal)

ANNEX A-2
PROPOSED FORM OF AMENDMENT
TO EFFECT REVERSE STOCK SPLIT

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
AMERICAN CONSUMERS, INC.

In accordance with the provisions of Section 14-2-1006 of the Georgia Business Corporation Code, the undersigned corporation (the “Corporation”) hereby adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:                   The name of the Corporation is American Consumers, Inc.

SECOND:              Effective as of 6:01 p.m., Eastern Time, on the date on which these Articles of Amendment are filed with the Georgia Secretary of State, the second paragraph of Article 8 of the Articles of Incorporation is hereby amended to read in its entirety as follows:

Without regard to any other provision of these Articles of Incorporation, each one (1) share of Common Stock, either issued and outstanding or held by the Corporation as treasury stock, and any fractional share held by any shareholder who holds in excess of one (1) share immediately prior to the time this amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into four hundred (400) fully-paid and nonassessable shares of Common Stock (or, with respect to fractional shares, such lesser number of shares and fractional shares as may be applicable based upon such 400-for-1 ratio), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation.

THIRD:                  The foregoing amendment was duly adopted by the shareholders of the Corporation at a special meeting of shareholders held for such purpose on March 31, 2011.

FOURTH:              The number of shares of the Corporation outstanding and entitled to vote on the record date fixed for the special meeting of shareholders at which the foregoing amendment was adopted was 749,475 shares, all of which were Common Stock of $.10 par value per share.  The number of shares voted in favor of such amendment was __________, with _________ shares voting against such amendment and __________ shares abstaining from voting with respect to such amendment, so that the foregoing amendment was duly approved and adopted by the shareholders of the Corporation in accordance with the provisions of Section 14-2-1003 of the Georgia Business Corporation Code.

IN WITNESS WHEREOF, American Consumers, Inc. has caused these Articles of Amendment to be executed and its corporate seal to be affixed by its duly authorized officers this _____ day of April, 2011.

AMERICAN CONSUMERS, INC.

By:
Paul R. Cook
Chairman of the Board and
Chief Executive Officer

ATTEST:

Reba S. Southern
Secretary

(Corporate Seal)

ANNEX B

ARTICLE 13 OF THE GEORGIA BUSINESS CORPORATION CODE
RELATING TO DISSENTERS’ RIGHTS

PART 1.                      RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

§ 14-2-1301.  Definitions

As used in this article, the term:

(1)	"Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2)	"Corporate action" means the transaction or other action by the corporation that creates dissenters' rights under Code Section 14-2-1302.

(3)	"Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(4)
"Dissenter" means a shareholder who is entitled to dissent from corporate action under Code Section 14-2-1302 and who exercises that right when and in the manner required by Code Sections 14-2-1320 through 14-2-1327.

(5)
"Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(6)	"Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances.

(7)
"Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(8)	"Shareholder" means the record shareholder or the beneficial shareholder.

§ 14-2-1302.  Right to dissent

(a)           A record shareholder of the corporation is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:
(1)	Consummation of a plan of merger to which the corporation is a party:

(A)	If approval of the shareholders of the corporation is required for the merger by Code Section 14-2-1103 or the articles of incorporation and the shareholder is entitled to vote on the merger, unless:
(i)	The corporation is merging into a subsidiary corporation pursuant to Code Section 14-2-1104;
(ii)
Each shareholder of the corporation whose shares were outstanding immediately prior to the effective time of the merger shall receive a like number of shares of the surviving corporation, with designations, preferences, limitations, and relative rights identical to those previously held by each shareholder; and

(iii)
The number and kind of shares of the surviving corporation outstanding immediately following the effective time of the merger, plus the number and kind of shares issuable as a result of the merger and by conversion of securities issued pursuant to the merger, shall not exceed the total number and kind of shares of the corporation authorized by its articles of incorporation immediately prior to the effective time of the merger; or

(B)	If the corporation is a subsidiary that is merged with its parent under Code Section 14-2-1104;

(2)	Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

(3)
Consummation of a sale or exchange of all or substantially all of the property of the corporation if a shareholder vote is required on the sale or exchange pursuant to Code Section 14-2-1202, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

(4)
An amendment of the articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Code Section 14-2-604; or

(5)
Any corporate action taken pursuant to a shareholder vote to the extent that Article 9 of this chapter, the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b)           A shareholder entitled to dissent and obtain payment for his or her shares under this article may not challenge the corporate action creating his or her entitlement unless the corporate action fails to comply with procedural requirements of this chapter or the articles of incorporation or bylaws of the corporation or the vote required to obtain approval of the corporate action was obtained by fraudulent and deceptive means, regardless of whether the shareholder has exercised dissenter's rights.
(c)           Notwithstanding any other provision of this article, there shall be no right of dissent in favor of the holder of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at a meeting at which a plan of merger or share exchange or a sale or exchange of property or an amendment of the articles of incorporation is to be acted on, were either listed on a national securities exchange or held of record by more than 2,000 shareholders, unless:

(1)	In the case of a plan of merger or share exchange, any holders of shares of the class or series are required under the plan of merger or share exchange to accept for their shares:

(A)
Anything except shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders, except for scrip or cash payments in lieu of fractional shares; or

(B)
Any shares of the surviving corporation or another publicly held corporation which at the effective date of the merger or share exchange are either listed on a national securities exchange or held of record by more than 2,000 shareholders that are different, in type or exchange ratio per share, from the shares to be provided or offered to any other holder of shares of the same class or series of shares in exchange for such shares; or

(2)	The articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise.

§ 14-2-1303.  Dissent by nominees and beneficial owners

A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one beneficial shareholder and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this Code section are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

PART 2.                      PROCEDURE FOR EXERCISE OF DISSENTERS’ RIGHTS

§ 14-2-1320.  Notice of dissenters' rights

(a)           If proposed corporate action creating dissenters' rights under Code Section 14-2-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

(b)           If corporate action creating dissenters' rights under Code Section 14-2-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in Code Section 14-2-1322 no later than ten days after the corporate action was taken.

§ 14-2-1321.  Notice of intent to demand payment

(a)           If proposed corporate action creating dissenters' rights under Code Section 14-2-1302 is submitted to a vote at a shareholders' meeting, a record shareholder who wishes to assert dissenters' rights:

(1)	Must deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(2)	Must not vote his shares in favor of the proposed action.

(b)           A record shareholder who does not satisfy the requirements of subsection (a) of this Code section is not entitled to payment for his shares under this article.
§ 14-2-1322.  Dissenters' notice

(a)           If proposed corporate action creating dissenters' rights under Code Section 14-2-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Code Section 14-2-1321.

(b)           The dissenters' notice must be sent no later than ten days after the corporate action was taken and must:

(1)	State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(2)	Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(3)
Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the notice required in subsection (a) of this Code section is delivered; and

(4)	Be accompanied by a copy of this article.

§ 14-2-1323.  Duty to demand payment

(a)           A record shareholder sent a dissenters' notice described in Code Section 14-2-1322 must demand payment and deposit his certificates in accordance with the terms of the notice.

(b)           A record shareholder who demands payment and deposits his shares under subsection (a) of this Code section retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.
(c)           A record shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

§ 14-2-1324.  Share restrictions

(a)           The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under Code Section 14-2-1326.

(b)           The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.
§ 14-2-1325.  Offer of payment

(a)           Except as provided in Code Section 14-2-1327, within ten days of the later of the date the proposed corporate action is taken or receipt of a payment demand, the corporation shall by notice to each dissenter who complied with Code Section 14-2-1323 offer to pay to such dissenter the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

(b)           The offer of payment must be accompanied by:

(1)
The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

(2)	A statement of the corporation's estimate of the fair value of the shares;

(3)	An explanation of how the interest was calculated;

(4)	A statement of the dissenter's right to demand payment under Code Section 14-2-1327; and

(5)	A copy of this article.

(c)           If the shareholder accepts the corporation's offer by written notice to the corporation within 30 days after the corporation's offer or is deemed to have accepted such offer by failure to respond within said 30 days, payment for his or her shares shall be made within 60 days after the making of the offer or the taking of the proposed corporate action, whichever is later.
§ 14-2-1326.  Failure to take action

(a)           If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(b)           If, after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Code Section 14-2-1322 and repeat the payment demand procedure.

§ 14-2-1327.  Procedure if shareholder dissatisfied with payment or offer

(a)           A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate of the fair value of his shares and interest due, if:

(1)	The dissenter believes that the amount offered under Code Section 14-2-1325 is less than the fair value of his shares or that the interest due is incorrectly calculated; or

(2)
The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

(b)           A dissenter waives his or her right to demand payment under this Code section and is deemed to have accepted the corporation's offer unless he or she notifies the corporation of his or her demand in writing under subsection (a) of this Code section within 30 days after the corporation offered payment for his or her shares, as provided in Code Section 14-2-1325.

(c)           If the corporation does not offer payment within the time set forth in subsection (a) of Code Section 14-2-1325:

(1)
The shareholder may demand the information required under subsection (b) of Code Section 14-2-1325, and the corporation shall provide the information to the shareholder within ten days after receipt of a written demand for the information; and

(2)
The shareholder may at any time, subject to the limitations period of Code Section 14-2-1332, notify the corporation of his own estimate of the fair value of his shares and the amount of interest due and demand payment of his estimate of the fair value of his shares and interest due.

PART 3.                      JUDICIAL APPRAISAL OF SHARES
§ 14-2-1330.  Court action

(a)           If a demand for payment under Code Section 14-2-1327 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
(b)           The corporation shall commence the proceeding, which shall be a nonjury equitable valuation proceeding, in the superior court of the county where a corporation's registered office is located. If the surviving corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(c)           The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in the proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint, and upon each nonresident dissenting shareholder either by registered or certified mail or statutory overnight delivery or by publication, or in any other manner permitted by law.
(d)           The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this Code section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. Except as otherwise provided in this chapter, Chapter 11 of Title 9, known as the "Georgia Civil Practice Act," applies to any proceeding with respect to dissenters' rights under this chapter.

(e)           Each dissenter made a party to the proceeding is entitled to judgment for the amount which the court finds to be the fair value of his shares, plus interest to the date of judgment.

§ 14-2-1331.  Court costs and counsel fees

(a)           The court in an appraisal proceeding commenced under Code Section 14-2-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, but not including fees and expenses of attorneys and experts for the respective parties. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Code Section 14-2-1327.

(b)           The court may also assess the fees and expenses of attorneys and experts for the respective parties, in amounts the court finds equitable:

(1)	Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Code Sections 14-2-1320 through 14-2-1327; or

(2)
Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(c)           If the court finds that the services of attorneys for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these attorneys reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

§ 14-2-1332.  Limitation of actions

No action by any dissenter to enforce dissenters' rights shall be brought more than three years after the corporate action was taken, regardless of whether notice of the corporate action and of the right to dissent was given by the corporation in compliance with the provisions of Code Section 14-2-1320 and Code Section 14-2-1322.

ANNEX C
VALUATION
OF THE COMMON STOCK OF
AMERICAN CONSUMERS, INC.
FORT OGLETHORPE, GEORGIA

As of August 31, 2010

Report Dated
November 17, 2010

November 17, 2010

Mr. Danny R. Skates
Director and Chairman of Special Transaction Committee
American Consumers, Inc.
55 Hannah Way
Rossville, GA   30741

Dear Mr. Skates:

Southard Financial was retained to determine the fair value of the common stock of American Consumers, Inc. as of August 31, 2010. The enclosed valuation report was prepared for the stated purpose and is for your exclusive and confidential use. No copies of this report shall be furnished to third parties without your specific permission or direction, unless ordered by a court of competent jurisdiction. The report and its conclusions are subject to the statement of Contingent and Limiting Conditions contained herein.

The report was prepared by the undersigned. Preparation of the report entailed the use of standard techniques and practices, and involved due diligence on the part of Southard Financial. The methodology and analysis employed is in compliance with the Uniform Standards of Professional Appraisal Practice.

Based upon the entire analysis, and for the purposes described in this report, it is our opinion that the fair value of the common stock of American Consumers, Inc., on an enterprise basis, as of August 31, 2010, was:

$0.75 Per Share

Thank you for the opportunity to be of service in this matter.

Sincerely yours,

/s/ Douglas K. Southard
Douglas K. Southard, DBA, CFA

Enclosure

White Station Tower ▪ Suite 1925 5050 Poplar Avenue ▪ Memphis, Tennessee 38157 (901) 761-7500 ▪ FAX (901) 761-6045 www.southardfinancial.com

CERTIFICATION

I/we certify that, to the best of my/our knowledge and belief:

1.	The statements of fact contained in this report are true and correct.

2.
The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions and are my/our personal, impartial, and unbiased professional analyses, opinions, and conclusions.

3.	I/we have no present or prospective interest in the property that is the subject of this report, and I/we have no personal interest with respect to the parties involved.

4.	I/we have no bias with respect to the property that is the subject of this report or to the parties involved with this assignment.

5.	My/our engagement in this assignment was not contingent upon developing or reporting predetermined results.

6.
My/our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal.

7.	My/our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice.

8.	No one provided significant business and/or intangible asset appraisal assistance to the person(s) signing this certification.

/s/ Douglas K. Southard	/s/ David A. Harris	/s/ Matthew L. Jakes
Douglas K. Southard, DBA, CFA	David A. Harris, CFA, ASA	Matthew L. Jakes, CFA

INTRODUCTION	1

Appraisal Assignment	1
Summary Business Description	1
Sources of Information	1
Conclusion of Report	2
Definition of Fair Value	2
Premise of Value	2
Statement of Scope and Limitations	2
Economic Outlook	3

OVERVIEW OF THE COMPANY	3

Historical Overview	3
Competitors	4
Suppliers	4
Management and Personnel	4
Facilities	5
Economic Environment and Associated Risk Factors	5
Environmental Considerations	5
Litigation	5
Capitalization	5

REVIEW OF FINANCIAL POSITION AND PERFORMANCE	6

Presentation of Financial Statements/Summary of Significant Accounting Policies	6
Peer Group for Comparison (Non-Public Companies)	7
Financial Position	7
Financial Performance	8
Review of First Quarter Fiscal 2011	9

DETERMINATION OF FAIR VALUE	9

Approach to Valuation	9
The Asset Based Approach	11
The Income Approach – Multiple of Operating Cash Flow Method	11
The Market Approach	16
Combined Value	19
Discount for Lack of Marketability	19

CONCLUSION OF FAIR VALUE	20

EXHIBITS 1-10:	Historical Financial Statements
EXHIBIT 11:	Guideline Public Companies
EXHIBIT 12:	Guideline Transactions

APPENDIX A:	Statement of Contingent and Limiting Conditions
APPENDIX B:	Qualifications of Appraiser
APPENDIX C:	Economic Outlook

AMERICAN CONSUMERS, INC.

INTRODUCTION

Appraisal Assignment

Southard Financial was retained to provide the following appraisal services:

Client Name	Mr. Danny R. Skates, Director and Chairman of Special Transaction Committee
Business Name	American Consumers, Inc.
Legal Structure	Corporation
State of Incorporation/Organization	Georgia
Home Office Location	Fort Oglethorpe, Georgia
Business Interest Being Valued	The Common Stock of American Consumers, Inc.
Definition of Value	Fair Value
Premise of Value	Enterprise Basis
Date of the Appraisal	August 31, 2010
Purpose/Intended Use of Appraisal	Stock Transaction to Reduce Shareholder Base and Eliminate SEC Reporting Requirements
Type of Report	Appraisal

Southard Financial and its principals have no past, present, or contemplated future interest in the subject or the conclusion of this valuation report. Further, Southard Financial and its principals have no bias or conflict that could cause a question as to our independence or objectivity. Compensation paid to Southard Financial for this appraisal is in no way contingent upon the conclusion of this report.

Summary Business Description

American Consumers, Inc. (“ACI” or the “Company”), headquartered in Fort Oglethorpe, Georgia, operates eight supermarkets with locations in northwest Georgia, northeast Alabama, and southeast Tennessee.

Sources of Information

In the course of our due diligence investigation, we reviewed the information outlined below.

1.	U.S. Corporation Income Tax Returns of American Consumers, Inc. for the fiscal years ended on or about May 31, 2005-10.
2.	Audited financial statements of American Consumers, Inc. for the fiscal years ended on or about May 31, 2005-10.
3.	Annual Reports of American Consumers, Inc. for the fiscal years ended on or about May 31, 2005-10.
4.	Quarterly Report of American Consumers, Inc. for the fiscal quarter ended August 28, 2010.
5.	Depreciation Schedule of American Consumers, Inc. for the fiscal year ending May 28, 2011.
6.	Other pertinent information.

In all cases we relied upon the referenced information without independent verification. In conjunction with the preparation of this report, we visited with management in Rossville, Georgia and via email and telephone. Nevertheless, we did not inspect each and every asset, property, or business interest encompassed by this appraisal.

SOUTHARD FINANCIAL	PAGE 1

AMERICAN CONSUMERS, INC.

Conclusion of Report

The conclusion of this opinion is as follows:

Conclusion of Value (Enterprise Basis) $0.75 Per Share

This opinion is as of the date indicated above and is only for the intended purpose so indicated.

Definition of Fair Value

Fair value is a legal construct that provides the required approach to determine value under state law for certain transactions. In most instances fair value is the statutory standard of value for dissenting shareholders to mergers, acquisitions, and other corporate actions. In these instances fair value is the value of the shares immediately preceding the corporate action to which the dissenter objects. Further, that value is not to include any appreciation or depreciation related to that corporate action unless the exclusion would be inequitable.

Typically, the appraisal process must follow appropriate precedent case procedures for the valuation of the disputed interest. In this case, fair value is determined under the guidelines for the State of Georgia, as interpreted by Southard Financial. Our interpretation of fair value in Georgia is that no discounts for lack of marketability or lack of control are appropriate. Further, shareholders under Georgia law are entitled to their proportionate value of the corporation as a whole (going concern or enterprise value).

Premise of Value

There are three general levels of value applicable to a business interest:

•	Controlling Interest	Value of the entire entity, or an interest that controls the operations of the entity
•	Marketable Minority Interest	Value of a minority interest, lacking control over the business entity, but being readily marketable (as if freely- traded)
•	Non-Marketable Minority Interest	Value of a minority interest, lacking both control and a ready market

The three premises (or levels) of value are related as follows. Control value can be obtained by direct comparisons with change of controlling interest transactions or through the use of “appropriate” control methodologies or by applying a control premium to a marketable minority interest value. Marketable minority interest value can be obtained by comparisons with guideline publicly traded companies or by the use of other appropriate minority valuation methodologies such as the income approach using market rates of return. Alternatively, the value of a marketable minority interest can be determined by applying an appropriate minority interest discount to the control value. Non-marketable minority interest value is derived by applying an appropriate marketability discount to the derived marketable minority interest value or by applying both minority and marketability discounts to control value.

Statement of Scope and Limitations

This opinion has been prepared in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation and in accordance with the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers, ASA Business Valuation Standards. A Statement of Contingent and Limiting Conditions is contained in Appendix A and a statement of the Qualifications of the Appraiser is contained in Appendix B.

SOUTHARD FINANCIAL	PAGE 2

AMERICAN CONSUMERS, INC.

The analysis encompassed by this report falls under the category of an Appraisal as defined in the Business Valuation Standards of the American Society of Appraisers:

The objective of an appraisal is to express an unambiguous opinion as to the value of the business, business ownership interest, or security, which is supported by all procedures that the appraiser deems to be relevant to the valuation. An Appraisal has the following qualities: (1) It is expressed as a single dollar amount or as a range. (2) It considers all relevant information as of the appraisal date available to the appraiser at the time of performance of the valuation. (3) The appraiser conducts appropriate procedures to collect and analyze all information expected to be relevant to the valuation. (4) The valuation is based upon consideration of all conceptual approaches deemed to be relevant by the appraiser.

Southard Financial performed due diligence in this assignment. Further, the client did not place any restrictions on the procedures, methods, or conclusions of this analysis. A material change in any critical information relied upon in this analysis might require a reassessment of the determined valuation conclusions.

Economic Outlook

Appendix C provides a review of the national economy in the most recent quarter for which information is available and an outlook for the upcoming period.

OVERVIEW OF THE COMPANY

Historical Overview

ACI was incorporated on May 28, 1968 in Fort Oglethorpe, Georgia. Over the next decade, the Company expanded its operations in the northwest Georgia/Chattanooga Tennessee area, eventually attempting to enter the metro-Chattanooga market in the mid/late 1970s. Concurrent with its entry into the Chattanooga market, the Company sold common shares to raise capital needed to fund the expansion. Shares were sold “door-to-door”, rather than through a brokerage firm. As a result, the Company never received “coverage”. The attempted entry into the Chattanooga market was met by strong resistance from competitors, and in the late 1970s ACI sold its Chattanooga stores, as well as its Fort Oglethorpe location.

Today, ACI operates eight supermarkets with locations in northwest Georgia, northeast Alabama, and southeast Tennessee. The stores are located in Jasper, Tennessee (began operations in 2001); Ringgold, Georgia (1956); LaFayette, Georgia (1958); Chatsworth, Georgia (1976); Stevenson, Alabama (1978); Dayton, Tennessee (1981); Chickamauga, Georgia (1986); and Tunnel Hill, Georgia (2003). The supermarkets operate under the name Shop-Rite Supermarket, and are engaged in the retail sale of groceries, miscellaneous non-food items, meat and deli products, and produce. Revenues from each of these segments are shown below.

Product	FY 2010 Revenues	FY 2010%	FY 2009 Revenues	FY 2009%	FY 2008 Revenues	FY 2008%

Grocery and Non-Food ITems	$21,113,424	64.1%	$22,219,238	64.6%	$22,327,217	64.7%
Meat and Deli	9,199,863	27.9%	9,503,268	27.6%	9,452,010	27.4%
Produce	2,624,558	8.0%	2,698,820	7.8%	$2,713,404	7.9%

Total Revenues	$32,937,845	100.0%	$34,421,326	100.0%	$34,492,631	100.0%

Despite a decline in total revenues over the 2008-11 fiscal period, each product segment maintained a consistent percentage of total sales.

SOUTHARD FINANCIAL	PAGE 3

AMERICAN CONSUMERS, INC.

Competitors

The industry served by ACI is highly competitive, and is generally characterized by narrow profit margins and high inventory turnover. Aggressive super-center expansion, increasing fragmentation of retail formats, entry of non-traditional competitors, and market consolidation, have all contributed to an increasingly competitive marketplace. The Company’s major competitors include Wal-Mart, Publix, Save-A-Lot, United Grocery Outlets, Food Lion, Ingle’s, and Bi-Lo. Further, ACI competes for food sales with dollar stores, convenience stores, national drug store chains, and other non-traditional food competitors. Management indicated that many of the Company’s competitors have greater financial, distribution, purchasing, and marketing resources. Supermarkets generally compete on the basis of price, product quality and assortment, service, and store location and condition.

Suppliers

ACI purchases approximately 85% of its merchandise from a single wholesale grocer, Mitchell Grocery Corporation (“MGC”). The Company has purchased products from MGC since 2000, but does not have a written contract. A disruption in supply or a significant change in the Company’s relationship with MGC could have a material adverse effect on the Company’s operations. Nevertheless, management indicated that ACI is routinely approached from competing wholesalers and indicated that supplier concentration is not a significant risk factor.

Management and Personnel

The Company has a total of about 86 full-time employees and approximately 132 part-time and seasonal employees. The senior management team of the Company is presented in the table below. Following the death of the Company’s former Chairman, CEO, and President, Mr. Michael A. Richardson in November 2009, the management team was restructured. As a result, ongoing salary savings of about $30.0 thousand per year are anticipated. Management indicated that no other material changes in the composition of the senior management team are anticipated in the near future.

TABLE 1
AMERICAN CONSUMERS, INC.
SENIOR MANAGEMENT TEAM
Name	Title	Age	Year of Employment

Paul R. Cook	Chairman, President, CEO, CFO	60	1987
M. Todd Richardson	EVP and COO	37	2002
Reba S. Southern	Secretary	57	1972
Wayne McDonough	VP-Operations	n/a	1989
David Hollis	VP-Controller	n/a	2005
Johnny M. Rogers	VP-Produce	n/a	1962
Rick A. Millard	VP-Maintenance	n/a	1968

In addition, each store has a manager, co-manager, assistant manager, market manager, produce manager, head cashier, and scan coordinator. Overall employee turnover is very low, with most of store managers having relatively long tenures with ACI.

SOUTHARD FINANCIAL	PAGE 4

AMERICAN CONSUMERS, INC.

Facilities

The Company’s executive offices are located in a 4,000 square-foot office building at 55 Hannah Way, Rossville, Georgia. The main office and all eight of the Company’s supermarket locations are leased from third parties. Summary information regarding each supermarket location is shown below.

Location	Square Feet	Lease Term	Renewal Options

Ringgold, GA	14,400	Dec 1, 2010 - Nov 30, 2010	2-1 yr. terms
LaFayette, GA	20,500	Feb 1, 2007 - Jan 31, 2012	1-5 yr term
Chatsworth, GA	24,360	May 1, 2008 - Apr 30, 2013	None
Chickamauga, GA	13,840	Jan 1, 2010 - Dec 31, 2014	None
Tunnel Hill, GA	18,900	Sep 1, 2007 - Aug 31, 2012	2-5 yr. terms
Stevenson, AL	23,860	Jun 1, 2009 - May 31, 2014	None
Dayton, TN	23,004	Aug 1, 2007 - Jul 31, 2012	None
Jasper, TN	25,000	May 1, 2006 - Apr 30, 2014	2-5 yr. terms

The supermarkets in Ringgold, LaFayette, Chatsworth, Tunnel Hill, Stevenson, and Dayton are located in strip shopping centers, while the stores in Chickamauga and Jasper are free-standing locations.

Economic Environment and Associated Risk Factors

The performance of ACI is largely dependent upon general economic conditions in the markets served by the Company’s supermarkets. Management indicated that the Company’s recent performance has been impacted by the recession, with consumers switching to lower cost/margin items.

Environmental Considerations

A determination of any liabilities associated with environmental issues other than those disclosed in the financial statements of the Company is beyond the scope of this assignment. We inquired of management regarding environmental concerns, and management indicated that it did not believe the Company was in violation of any environmental laws or regulations.

Litigation

Management indicated that there are no current or pending lawsuits that could materially impact the financial position or performance of the Company.

Capitalization

American Consumers, Inc. is capitalized with one class of common stock and no other classes of equity ownership. There are no restrictions limiting the transferability of the ownership interest in ACI that is the subject of this appraisal.

ACI did not declare or pay dividends to holders of its common stock over the 2006-11 period, and management indicated that it has no intention of declaring or paying dividends in the foreseeable future. Management has not received any recent offers to purchase ACI, and expressed no intention of selling the Company in the foreseeable future.

The Company’s stock is thinly traded on the over-the-counter market under the symbol “ANCS.PK”. The Company had approximately 739 shareholders as of the valuation date. However, the Richardson family owned over 65% of the Company’s common stock.

SOUTHARD FINANCIAL	PAGE 5

AMERICAN CONSUMERS, INC.

The most recent transactions in the Company’s common stock are summarized below.

Date	High	Low	Volume

June 23, 2009	$0.75	$0.75	2,900
August 3, 2009	$0.75	$0.65	900
September 15, 2009	$5.00	$4.99	300
September 23, 2009	$0.67	$0.66	700
October 16, 2009	$0.66	$0.66	1,100
October 26, 2009	$0.67	$0.66	2,200
November 5, 2009	$0.66	$0.66	300
December 9, 2009	$0.67	$0.66	8,700
December 10, 2009	$0.67	$0.66	300
December 23, 2009	$0.69	$0.68	500

It should be noted that there have been no transactions in ACI common shares during 2010 (according to Finance.Yahoo.Com and otsmarkets.com), when the Company reported a substantial loss. Finally, the Company has made a market for its own shares over the 2005-10 period, repurchasing a total of 63,935 shares at $1.00 per share. The share repurchase program was suspended during fiscal 2010.

The book value (owners' equity, or net worth) of an entity is not definitive of value for that entity. Many analysts, however, use book value as a benchmark for comparison over time and in comparison with other companies currently. Reported book value of ACI as of May 29, 2010 was $1,285,005. Asset valuation adjustments considered necessary for purposes of this analysis are presented in the valuation section of this report.

REVIEW OF FINANCIAL POSITION AND PERFORMANCE

As part of our due diligence process, we reviewed the financial position and performance of the Company over the relevant period of analysis. This review entailed an examination of the Company's current financial statements in comparison with prior years and in comparison with reasonably comparable industry statistics. Our analysis was supplemented by discussions with management, which enhanced our understanding of the business reasons for changes in the financial statements. Results of this review, which have specific valuation implications, are noted below and at the appropriate point in the valuation section of this report.

Presentation of Financial Statements/Summary of Significant Accounting Policies

The historical financial statements of ACI for the periods ended on or about May 31, 2006-10 and August 28, 2010 are presented in Exhibits 1-10. The financial data was taken from the audited financial statements (annual reports) of American Consumers, Inc. for the fiscal years ended and from the unaudited financial statements (Form 10-Q) of ACI for the year-to-date period. Certain items in the exhibits were combined for ease of historical financial statement presentation and analysis. Also, in order to account for any restatements, reclassifications, and prior period adjustments, the most recent available data for each year was used. For analytical and valuation purposes, it is assumed that the financial condition of the Company did not change between August 28 and August 31, 2010.

Historical balance sheets and percentage balance sheets are provided in Exhibits 1 and 2, respectively. Historical income statements and percentage income statements are provided in Exhibits 3 and 4, respectively. The remaining financial statement exhibits provide: reconciliation of shareholders' equity (Exhibit 5); key financial ratios (Exhibit 6); operating expense breakdown and percentage operating expense breakdown (Exhibits 7-8); breakdown of return on average equity (Exhibit 9); and historical statements of cash flow (Exhibit 10).

SOUTHARD FINANCIAL	PAGE 6

AMERICAN CONSUMERS, INC.

Inventories are recorded at the lower of average cost or market, with cost determined using the average cost-to-retail method of inventory valuation.

Fixed assets are recorded at historical cost and are depreciated over the estimated useful lives of the assets. Depreciation is calculated using the straight-line and accelerated methods. No estimate was made as to what depreciation would have been had the straight-line method been used exclusively.

Peer Group for Comparison (Non-Public Companies)

For purposes of comparison with industry averages, we reviewed the 5-Year Industry Report, published by Integra Information ("Integra"). Integra compiles the financial statements of companies in a number of industries, usually grouped by Standard Industrial Classification (SIC) and/or North American Industrial Classification System (NAICS). The information in the Integra database is compiled from 32 different proprietary and government data sources. Information presented is limited to the average percentage income statement and balance sheet and key financial ratios of companies of a particular size in a particular SIC or NAICS number. Integra is a primary source for these peer average industry statistics.

Based upon our review, we chose Integra's group of 435 grocery stores with sales of $25-$50 million (the "peer group"), representing SIC #5411. The peer group had average revenues of $34.0 million and average assets of $7.0 million.

Financial Position

Assets totaled $3.62 million at August 28, 2010. Assets declined 2.16% in fiscal 2010 and declined 14.57% in the first quarter of fiscal 2011. As of August 28, 2010, assets consisted of cash, cash equivalents, and certificate of deposit ($666 thousand); accounts receivable ($105 thousand); inventories ($2.26 million); other current assets ($49 thousand); and fixed assets ($537 thousand, net of accumulated depreciation). Liabilities consisted of short-term borrowings ($679 thousand); accounts payable ($673 thousand); overdrafts ($506 thousand); accruals and other current liabilities ($294 thousand); and bank debt ($348 thousand, including current portions). The table below presents certain key financial ratios measuring the Company's historical financial position in terms of liquidity, activity, and leverage.

TABLE 2
AMERICAN CONSUMERS, INC.
LIQUIDITY, ACTIVITY, AND LEVERAGE RATIOS

		Qtr Ended	Fiscal Years Ended on or about May 31
		Aug 28
Liquidity	Peer2	2010	2010	2009	2008	2007	2006

Current Ratio	1.4	1.4	1.4	1.7	1.8	1.7	1.7

Activity1

Asset Turnover (x)	4.9	8.0	7.7	8.5	9.2	9.3	9.4
Inventory Turnover	25.5	10.2	10.7	11.5	12.0	12.1	11.7
Days Accounts Receivable	6.0	1.3	1.3	1.3	1.9	2.2	1.6
Fixed Asset Turnover	11.0	59.6	58.1	73.6	106.5	87.9	62.7

Leverage
Liabilities/Assets (5)	57.2%	69.1%	69.7%	58.9%	54.4%	56.9%	56.7%

1	Activity measures based on average balances
2	Integra SIC#5411, average levels

SOUTHARD FINANCIAL	PAGE 7

AMERICAN CONSUMERS, INC.

Based upon an analysis of the table above and the exhibits to this report, the following observations are pertinent:

Liquidity (Ability to Meet Maturing Current Obligations): Liquidity, as measured by the current ratio, remained relatively constant over the 2006-09 period, but declined to 1.4x at May 29 and August 28, 2010, equal to the peer level.

Activity (Utilization of Company Resources): Asset utilization, as measured by the average asset turnover ratio, illustrates the effectiveness of an entity in the use of its assets. For ACI, asset utilization declined from 9.4x in fiscal 2006 to 8.0x in the first quarter of fiscal 2011, but remained well above the peer level of 4.9x. There are three basic components to asset utilization: inventory management, fixed asset levels, and accounts receivable outstanding. Inventory turnover (cost of sales divided by average inventories) ranged from 10.2x to 12.1x over the 2006-11 fiscal period, well below the peer level of 25.5x. The average collection period, as measured by the average days accounts receivable ratio, was very low due to the fact that ACI (and peer companies) is a retail business and does not have a significant amount of accounts receivable. ACI’s investment in fixed assets is substantially below peer levels based on the Company’s historical fixed asset turnover ratio. The divergence versus peer levels reflects the fact that the Company’s main office and all eight of its supermarket locations are leased from third parties and that its other fixed assets are substantially depreciated.

Leverage (Financial Risk): Leverage, as measured by total liabilities to total assets, remained relatively unchanged over the 2006-09 period, but increased to 69.1% at August 28, 2010, above the peer level of 57.2%. The Company’s current funded interest bearing debt consists of eight notes payable to Gateway Bank & Trust. Seven of these notes carry interest rates ranging from prime to prime plus 0.5% with floors of 6.0%, while the eighth bears interest at a fixed rate of 6.5%. The notes are collateralized by equipment, inventory, and a personal guarantee from the Company’s Chairman, CEO, and CFO (Paul R. Cook). Finally, the Company’s revolving line of credit bears interest at prime with a 6.0% floor.

Financial Performance

Net revenues increased from $33.3 million in fiscal 2006 to nearly $34.5 million in fiscal 2008 and 2009, but declined 4.31% in fiscal 2010 to $32.9 million. In the trailing twelve month period ended August 28, 2010, revenues totaled $32.2 million. Historical, summary percentage income statements are presented in the table below.

TABLE 3
AMERICAN CONSUMERS, INC.
SUMMARY PERCENTAGE INCOME STATEMENTS

		Qtr Ended	Fiscal Years Ended on or about May 31
		Aug 28
Income Statement	Peer1	2010	2010	2009	2008	2007	2006

Cost of Sales	82.0	75.71%	76.05%	75.45%	76.15%	76.27%	75.82%

Gross Profit	18.0%	24.29%	23.95%	24.55%	23.85%	23.73%	24.18%
Operating Expense	17.0	26.33%	25.49%	24.52%	23.69%	23.68%	24.83%

Net Operating Income	1.0%	-2.04%	-1.54%	0.03%	0.16%	0.05%	-0.65%
Non Oper Income/Expense	-0.4	-0.05%	0.09%	0.15%	0.22%	0.24%	0.15%

Profit Before Taxes	0.6%	-2.09%	-1.45%	0.18%	0.38%	0.29%	-0.50%

1	Integra SIC #5411, average levels

SOUTHARD FINANCIAL	PAGE 8

AMERICAN CONSUMERS, INC.

Based upon an analysis of the table above and the exhibits to this report, the following observations are pertinent:

•
The gross profit margin ranged from 23.7% to 24.6% over the 2006-10 fiscal period. The gross profit margin was 24.3% of revenue in the first quarter of fiscal 2011, above the peer level of 18.0% and above the level during the same period in fiscal 2010.

•
Operating expenses, as a percent of revenues, ranged from 23.7% to 25.5% over the 2006-10 fiscal period. Operating expenses were 26.3% of revenue in the first quarter of fiscal 2011, above the peer level of 17.0% and well above the level during the first quarter of fiscal 2010. In general, operating expenses as a percent of revenues increased over the 2008-10 fiscal period as revenues declined.

•
Operating income, as a percent of revenues, ranged from -1.5% to 0.2% over the 2006-10 fiscal period. The operating margin was -2.0% of revenue in the first quarter of fiscal 2011, below the peer level of 1.0% and below the level during the first quarter of fiscal 2010.

•
Non-operating income consisted of interest income and other income, while non-operating expense consisted of interest expense. In total, the non-operating margin was slightly positive in each year over the 2006-10 fiscal period, but was slightly negative in the first quarter of fiscal 2011.

•
Pre tax income, as a percent of revenues, ranged from -1.5% to 0.4% over the 2006-10 fiscal period. The pre-tax margin was -2.1% of revenue in the first quarter of fiscal 2011, well below the peer level of 0.6%.

•	The only material non-recurring expense items were a $98.8 thousand theft loss in fiscal 2006 and a flood loss of $96.4 thousand during fiscal 2010.

Review of First Quarter Fiscal 2011

ACI reported sales of $7.88 million for the quarter ended August 28, 2010, down 8.83% from $8.64 million in the same quarter in fiscal 2010. Operating income for the quarter was a loss of $161.1 thousand, versus a loss of $28.5 thousand in the quarter ended August 28, 2009. Pre-tax income was a loss of $165.1 thousand for the quarter ended August 28, 2010, versus a loss of $16.8 thousand in same period one year earlier. The outlook for the current fiscal year, based upon recent performance and the lower sales level, is for a “breakeven” year or a slight loss.

DETERMINATION OF FAIR VALUE

Approach to Valuation

Valuation is ultimately a matter of informed judgment based upon a full consideration of all relevant data, as well as the appropriate standard of value. The appraisal profession recognizes three general approaches to valuation. Within each approach, there are multiple methodologies.

ASSET BASED APPROACH
A general way of determining a value indication of a business, business ownership interest, or security using one or more methods based directly on the value of the assets of the business, less liabilities.

The asset based approach includes those methods that seek to write up or down or otherwise adjust the various tangible and/or intangible assets of an enterprise.

INCOME APPROACH
A general way of determining a value indication of a business, business ownership interest, or security using one or more methods where value is determined by converting anticipated benefits.

The income approach includes those methods that provide for the capitalization of earnings estimates and those based upon projected future benefits (cash flow or earnings) discounted to the present using an appropriate risk adjusted discount rate.

SOUTHARD FINANCIAL	PAGE 9

AMERICAN CONSUMERS, INC.

MARKET APPROACH
A general way of determining a value indication of a business, business ownership interest, or security using one or more methods that compare the subject to similar investments that have been sold.

The market approach includes a variety of methods that compare the subject with transactions involving similar investments, including publicly traded guideline companies and sales involving controlling interests in public or private guideline companies. Consideration of prior transactions in interests of a valuation subject is also a method under the market approach.

The asset approach develops an estimate of value based upon the market values of the subject entity's assets and liabilities, as opposed to their book values (adjusted book value). Adjusted book value is not liquidation value; however, it could be considered a quasi-liquidation value, where assets are sold in the context of a going concern. Asset value typically indicates a value that contains an element of control, or at least an element of assumed marketability. Thus, when using this approach to value an entity on a non-marketable minority interest basis, discounts for lack of control and lack of marketability are necessary.

The income approach is a two step process. First a determination of anticipated benefits (earnings or cash flows) must be made. Second, an appropriate rate or multiple must be identified with which to capitalize those benefits. The resulting capitalized benefits must then be adjusted to reflect the estimated values of any non-operating assets and/or liabilities.

The market approach typically consists of one or both of the following general approaches: (1) prior transactions method, and (2) guideline company method. When a business interest is not listed on an exchange and no active market exists for it, but some transactions have occurred, a market value can sometimes be derived and used as an element in the determination of fair value based upon an analysis of the transactions. Even if limited transactions have occurred at arms' length, inferences can be drawn about fair value based on the limited transaction volume. It is crucial to evaluate the transactions to ensure that they are at arms' length. Further, the standard of value for the opinion being issued may necessitate an adjustment to the observed market value for either liquidity concerns or for control.

The guideline company method is the generally accepted method of valuing closely held companies through comparison with similar companies whose stocks are publicly traded (guideline companies).

When using this method, a determination of anticipated benefits (earnings, cash flow, etc.) is developed based upon a review of the subject entity. The anticipated benefits are then capitalized using a corresponding capitalization factor for the Guideline Company Group. It should be noted that: (1) it is virtually impossible to find identical public companies; and (2) required disclosure for public companies notwithstanding, appraisers are not privy to "inside" information for any public companies.
When determining the fair value of non-traded securities, it is common to derive a "combined value", based upon a weighted average of valuation approaches deemed appropriate by the appraiser. The weights applied to the various methodologies are based upon the relative importance of each methodology. Further, discounts to the combined value may be necessary to properly reflect the appropriate standard of value (discounts for lack of control, lack of marketability, restrictions, and blockage are typical examples).

Finally, it is crucial to understand that valuation is ultimately a matter of informed judgment based upon a full consideration of all relevant data. We considered each of the valuation methodologies outlined above in reaching our final conclusion of the fair value of American Consumers, Inc.

SOUTHARD FINANCIAL	PAGE 10

AMERICAN CONSUMERS, INC.

The Asset Based Approach

The net asset value method begins with the entity's reported financial statements. Adjustments are made, as necessary or appropriate, to reflect the actual or estimated market values of the subject entity’s assets and liabilities, as opposed to their book values. Net asset value is not an indication of liquidation value; but rather the value of the assets less liabilities determined in the context of a going concern.

The reported book value of the Company as of August 28, 2010 was $1,119,909. There are no recent appraisals of the operating assets of the Company. Nevertheless, the fixed assets (leasehold improvements, furniture and fixtures, and vehicles) are substantially depreciated (reported book value represents about 15% of original cost). However, given the recent performance of ACI and the market for used store fixtures (which represent over 85% of fixed assets at original cost), it is our opinion that no adjustment to the reported August 28, 2010 book value is appropriate for the valuation of ACI on an enterprise basis. The derivation of asset value is presented below.

TABLE 4
AMERICAN CONSUMERS, INC.
THE ASSET BASED APPROACH
As of August 31, 2010

Reported Book Value as of August 28, 2010	$1,119,909
Adjustments: None	0

Adjusted Book Value	$1,119,909

ASSET BASED APPROACH	$1,120,000

Based upon the analysis presented above, the valuation of American Consumers, Inc. under the asset based approach was $1,120,000 (rounded) as of August 31, 2010.

The Income Approach – Multiple of Operating Cash Flow Method

Introduction

The determination of value using the capitalization of earnings (operating cash flow) method is a two step process. First, it is necessary to make a determination of the subject entity's ongoing earning power, also defined as the "anticipated benefits" that will accrue to the subject entity on an annual basis. Ongoing earning power represents the estimated sustainable earnings of the subject entity. Second, a rate must be identified with which to capitalize those earnings (the capitalization factor). There are two general approaches for the determination of a capitalization factor: (1) the build-up approach; and (2) comparable guideline companies. The guideline company method is considered below under the market approach.

When using the income approach, it is sometimes necessary to adjust capitalized benefits to reflect non-operating assets owned by the subject entity. In theory the operations (financial performance) of the subject entity would not be impacted by the liquidation of the non-operating assets. To account for the non-operating assets, an adjustment is made to the determination of ongoing earning power by eliminating the income and expenses associated with these assets. Then, the market value of the non-operating assets is added to the capitalization of benefits to determine the value of the subject entity using the income approach. For ACI, no non-operating assets were identified.

SOUTHARD FINANCIAL	PAGE 11

AMERICAN CONSUMERS, INC.

The multiple of cash flow approach determines the value of the subject entity based upon a multiple of earnings before interest, taxes and depreciation less capital expenditures (“EBITDA-CapEx”). This approach requires the determination of ongoing EBITDA-CapEx and an appropriate multiple. The multiple is based upon the subject entity’s pre-tax cost of capital and a normalized capital structure. The value of the equity of the subject entity is determined by subtracting the outstanding debt of the subject entity from the derived total value.

Anticipated Benefits

The first step in determining the fair value of the Company under the income approach is the determination of the earning power (anticipated benefits) of the Company. It is important to stress that the earnings stream considered is the earning power, not necessarily actual reported earnings during any one accounting period.

The derivation of anticipated benefits based on the EBITDA-CapEx method is presented in the table below. The beginning point of the analysis was reported pre-tax income for each year. In our opinion, two adjustments to reported pre-tax income are necessary. First, the financial impacts of the flood loss incurred in fiscal 2010 and the theft loss incurred in fiscal 2006 are reversed. Second, the estimated management salary savings (primarily due to the death of Michael Richardson and the resulting management restructuring) are retroactively applied to each fiscal year.

Interest expense and depreciation expense are then added in each year to determine adjusted EBITDA. Adjusted EBITDA is averaged over the past five fiscal years (2006-10) to derive estimated ongoing EBITDA. Estimated ongoing capital expenditures of $75,000 are then deducted from ongoing EBITDA to derive anticipated benefits.

TABLE 5
AMERICAN CONSUMERS, INC.
ANTICIPATED BENEFITS

	Fiscal Years Ended On or About May 31
Adjusted Earnings	2010	2009	2008	2007	2006
Reported Pre-Tax Income	$(478,284)	$60,614	$132,741	$97,502	$(167,379)
Adjustments:
(1) Non-Recurring Losses	96,390	0	0	0	98,750
(2) Estimated Management Expense Savings	30,000	30,000	30,000	30,000	30,000
Adjusted Pre-Tax Income	$(351,894)	$90,614	$162,741	$127,502	$(38,629)
Interest Expense	61,845	47,530	60,465	60,596	59,994
Depreciation Expense	127,563	131,332	127,465	153,159	279,250
Adjusted EBITDA	$(162,486)	$269,476	$350,671	$341,257	$300,615
Weight	1	1	1	1	1
Estimated Ongoing EBITDA	$219,907
Estimated Ongoing CapEx	(75,000)
Estimated Ongoing After-Tax Income	$144,907
ANTICIPATED BENEFITS	$145,000

Based upon the analysis presented above, the annual anticipated benefits of American Consumers, Inc. were $145,000 (rounded) as of August 31, 2010.

SOUTHARD FINANCIAL	PAGE 12

AMERICAN CONSUMERS, INC.

Capitalization Factor

It is commonly known that the value of an investment is the present value of the future income stream, determined using a discount rate (interest rate) that reflects the riskiness of the investment. If it can be assumed that the rate of growth of the investment is relatively constant, then the capitalization factor (multiple) becomes:

Capitalization Factor = 1.0/(CR-g)
where;
CR	= investor's required rate of return
g	= anticipated growth rate

Thus, to determine an appropriate capitalization rate, two factors must be determined; the required rate of return and the anticipated rate of growth in the investment's income stream. When operating cash flow is the measure of anticipated benefits the appropriate required rate of return in the company’s pre-tax cost of capital. To determine the pre-tax cost of capital, the following factors must be determined:

1.	Pre-tax cost of debt capital;
2.	The pre-tax cost of equity capital; and,
3.	A normalized capital structure.

Pre-tax Cost of Debt:

The estimate of the pre-tax cost of debt should reflect the cost (interest rate) for long-term borrowed funds. Given the risk profile of the Company, our estimated of the pre-tax cost of debt for ACI is based upon the Company’s current debt rate floor of 6.0%.

Pre-tax Cost of Equity:

An accepted method of developing the appropriate capitalization rate, or investor’s required rate of return is the “build-up method”. The utilization of this approach relies upon the historical relationships between rates of return earned by investors on investments in securities. The model is based upon the following simple premise: investors demand a rate of return commensurate with the risk level borne. Expressed mathematically, the build-up method results in the following relationship:

CR = Rf   +    Req   +    Rsize   +   Rp1  +  ……….. +  Rpn
where;
CR	= Capitalization rate for the subject entity
Rf	= Risk free rate of interest
Req	= Market equity risk premium
Rsize	= Size risk premium
Rpi	= Specific risk premiums, i=1,….n

Thus, the use of the build-up method requires an estimate of each of the relevant risk premiums:

1.	Risk-Free Rate: The proxy used for the risk free interest rate is the 20-year Treasury bond yield. The Treasury bond yield as of August 31, 2010 was about 3.2%.

2.
Equity Risk Premium: The general market equity risk premium is taken from data provided by Morningstar, Inc. (formerly Ibbotson Associates) in Stocks, Bonds, Bills and Inflation, 2010 Yearbook (Valuation Edition). The general market equity risk premium for the period 1926-2009 was 5.8%, based upon the average arithmetic return for all stocks on the NYSE, AMEX, and NASDAQ (11.6%, per Table 7-4) less the average arithmetic return on long-term government bonds (5.8%, per Table 2-1).

SOUTHARD FINANCIAL	PAGE 13

AMERICAN CONSUMERS, INC.

3.
Beta Coefficient: The riskiness of an investment reflects two basic components, the operating (business) risk and the financial risk. The bj (beta) coefficient of the market portfolio, based upon average operating and financial risk, is 1.0x. However, the median beta coefficient for the guideline public companies (see Exhibit 11) as of August 31, 2010 was 0.72, with a range of 0.32 to 1.24. In our opinion, the appropriate beta coefficient to be used in the current analysis is 0.72, or the median for the guideline public companies.

4.
Size Risk Premium: The initial size risk premium is also based upon data from Morningstar, Inc. In Stocks, Bonds, Bills and Inflation, 2010 Yearbook (Valuation Edition, Table 7-9), data is provided for equity size risk premiums based upon deciles for the period 1926-2009. Clearly, the rate of return earned has historically been a function of size. Thus, to account for the small size of the subject entity, a size risk premium of 6.9% is appropriate. This represents the size premium (return in excess of CAPM) for the smallest decile of NYSE/AMEX/NASDAQ stocks (based on beta-adjusted monthly returns).

5.
Specific Risk Premium: To adjust for the risk of a business interest, specific risk premiums are generally considered. It is important to note that the risk premium can be either positive or negative depending upon the operating and financial characteristics of the subject entity. For the valuation of ACI on an enterprise basis, no specific risk premium was deemed necessary.

Based upon these assumptions, the derived pre-tax cost of equity is presented below. Based upon that analysis, the pre-tax cost of equity for ACI was 23.2% as of August 31, 2010.

Long-Term Gov't Bond Rate (20-year)		3.2%
Ibbotson Equity Risk Premium	5.8%
Beta	0.72%	4.2%

Ibbotson Size Premium	6.9%
Specific Risk Premium	0.0%

Equity Required Rate of Return-After_Tax	14.3%

Pre-Tax Cost of Equity (After -tax divided by (1.3829))	23.2%

Normal Capital Structure:

Southard Financial reviewed the market capitalization ratios for the guideline public companies, the historical market capitalization ratios for ACI, and book value market capitalization ratio for the non-public company peer group. Based upon those reviews, and the fact that ACI does not own any real estate, it is our opinion that the appropriate long-term normalized capital structure for ACI is 60% equity and 40% debt (at market values).

Long-Run Sustainable Growth:

We discussed the future growth potential of the Company with management. Further, growth ultimately depends upon four factors: (a) population growth within the markets served; (b) inflation; (c) market share enhancement; and (d) geographic/product expansion. Population growth in the communities served by the Company is modest. The opportunity for market share improvement is nominal given the increasingly competitive environment. Finally, the Company has no expansion plans. Based upon our discussions with management, the factors outlined above, and the historical growth of the Company, our estimate of the long-run growth outlook for the Company is 3.0%.

SOUTHARD FINANCIAL	PAGE 14

AMERICAN CONSUMERS, INC.

Based upon the factors outlined above, the appropriate cash flow capitalization factor (EBITDA-CapEx) multiple for American Consumers, Inc. is determined in the table below. However, since the premise of value for this opinion is enterprise value, the derived minority multiple must be adjusted to reverse the minority interest discount imbedded in the analysis. Typical control transaction premiums from studies of public companies are in the range of 30-40%. However, for smaller companies such as ACI, transaction control premiums are typically much lower. Further, enterprise value (value of the entity as a whole) is not necessarily transaction value. For the valuation of ACI, a premium of 15% is applied to the derived minority multiple, resulting in an enterprise multiple of 8.65x.

TABLE 6
AMERICAN CONSUMERS, INC.
CASH FLOW CAPITALIZATION FACTOR
As of August 31, 2010

Component	Pre-Tax Cost	Weight	Product
Cost of Equity	23.2%	60%	13.9%
Cost of Debt	6.0%	40%	2.4%

Pre-tax Cost of Capital			16.3%
Long-Term Growth Rate			3.0%

Capitalization Rate			13.3%

Risk Adjusted Minority Capitalization Factor			7.52

Risk Adjuste4d Minority Capitalization Factor - Enterprise Basis		15%	8.65

Valuation  - Multiple of Cash Flow Method

The table below derives the value of ACI based upon the assumptions outlined above.

TABLE 7
AMERICAN CONSUMERS, INC.
THE INCOME APPROACH - MULTIPLE OF CASH FLOW METHOD
As of August 31, 2010

Anticipated Benefits	$145,000
Adjusted Capitalization Factor	8.65

Capitalization of Benefits	$1,254,250
Funded Debt (including overdrafts)	(1,532,621)
Cash, Cash Equivalents, and Certificate of Deposit	666,318

Valuation of Equity	$387,947

INCOME APPROACH - CASH FLOW	$388,000

Based upon the analysis presented above, the valuation of American Consumers, Inc. under the income approach (multiple of cash flow method) was $388,000 (rounded) as of August 31, 2010.

SOUTHARD FINANCIAL	PAGE 15

AMERICAN CONSUMERS, INC.

The Market Approach

The market approach is based upon transactions involving interests of the subject entity or transactions involving interests of similar (Guideline) companies for which adequate information is available.

Prior Transactions Method

When a business interest is not listed on an exchange and no active market exists for it, but some transactions have occurred, a market value can sometimes be derived and used as an element in the determination of fair value. Even if limited transactions occurred at arms' length, inferences can be drawn about fair value based on the limited transaction volume. All of the transactions in Company stock represent minority transactions (including an imbedded minority interest discount), which are not reflective of enterprise value. Therefore, the prior transactions method is not utilized in this opinion.

Guideline Company Method

One of the generally accepted methods of valuing closely-held stock is through comparison with similar companies whose stocks are publicly traded (guideline companies). The intent is to compare the subject entity to that of entities whose securities are traded in the public marketplace. The ideal guideline companies are in the same line(s) of business of the subject company; however, it is typically virtually impossible to find identical public companies. The procedure used to develop the group of public companies generally involves the following steps:

(1)	Determine an appropriate SIC number using the SIC number under which the Company files its Federal corporate income tax return;
(2)	Compile a list of publicly traded companies that file their tax returns, or are listed by at least one source, under the desired SIC number(s);
(3)	Obtain business descriptions and financial characteristics of the companies through financial information databases; and,
(4)
Determine which publicly traded companies are sufficiently similar to the Company in terms of operating, financial, geographical, industry, and/or market characteristics for inclusion in the guideline group.

We identified eight publicly traded companies for which public information was available that were somewhat comparable to the Company (The Great Atlantic & Pacific Tea Company was excluded from the group for performance reasons). Exhibit 11 provides various market indicators of each company selected for comparison ("the guideline company group").

By convention, analysts express the relationship between the market price of a security and its historical earnings in the form of the ratio of the market price to the earnings for the most recent twelve months, i.e., price/earnings ("P/E") ratio. If the guideline company group is sufficiently homogeneous with respect to the companies selected, their recent performances, and the public market's reaction to their performances, analysts typically calculate some form of average P/E ratio, or multiple, as representative of the group. Likewise, analysts often consider pricing multiples that measure value in terms of forward earnings, book value, revenue, EBITDA, and other fundamentals. Prior to using any pricing multiples, the guideline company group must be analyzed to determine whether the group is representative of the Company's operations.

In the valuation of ACI under the guideline publicly traded company method, we used invested capital valuation procedures. It is very common to analyze the value of a company based on the market value of its invested capital (“MVIC”) in order to minimize capital structure differences between the subject company and the selected guideline companies.

SOUTHARD FINANCIAL	PAGE 16

AMERICAN CONSUMERS, INC.

For our analysis MVIC is defined as follows:

Market value of short-term interest-bearing debt
+	Market value of long-term interest-bearing debt, including capitalized leases
+	Market value of preferred stock outstanding
+	Market value of common stock outstanding
-	Cash, cash equivalents, and certificate of deposit

=	Market value of invested capital

To derive the value of common stock using MVIC multiples, the market value of the subject company’s debt and outstanding preferred stock must be subtracted from capitalized total value, while cash, cash equivalents, and certificate of deposit are added. For the valuation of ACI we used the MVIC/EBITDA multiple. The guideline companies had an average MVIC/EBITDA ratio of 5.43x, with a range of 1.66x to 8.56x and a median of 5.32x. In our opinion, the appropriate base MVIC/EBITDA ratio is the guideline company median multiple.

The guideline company multiples are often adjusted to reflect the risk associated with an investment in the Company versus investment in public stocks, which are generally much larger, more geographically and operationally diverse, and more likely to pay larger dividends to shareholders. Nevertheless, despite ACI’s slow growth outlook, its limited market diversification, and other fundamental differences, it is our opinion that no adjustments to the derived base multiple are necessary for the determination of the enterprise valuation of the Company (frequently control transactions in private companies occur at multiples near the minority multiples for public companies).

Valuation – Guideline Company Method

The table below presents the value of ACI under the guideline company approach, based on the anticipated benefits and risk adjusted capitalization factor discussed above. The anticipated benefits to be capitalized are ongoing EBITDA derived in Table 5 above (rounded).

TABLE 8
AMERICAN CONSUMERS, INC.
THE MARKET APPROACH – GUIDELINE COMPANY METHOD
As of August 31, 2010

Anticipated Benefits	$220,000
Risk Adjusted Capitalization Factor	5.32

Capitalization of Benefits	$1,170.400
Funded Debt (including overdrafts)	(1,532,621)
Cash, Cash Equivalents, and Certificate of Deposit	666,318
Non-Operating Assets (Excluding Cash)	0

Preliminary Valuation	$304,097

MARKET APPROACH - GUIDELINE COMPANY	$304,000

Based upon the analysis presented above, the valuation of American Consumers, Inc. under the market approach (guideline company method) was $304,000 (rounded) as of August 31, 2010.

SOUTHARD FINANCIAL	PAGE 17

AMERICAN CONSUMERS, INC.

Guideline Acquisition Method

We reviewed data from the Pratt’s Stats database of transactions data published by Business Valuation Resources, LLC (“BVR”). The Pratt’s Stats database contains data on completed transactions. Along with the sales price and market value of invested capital, Pratt’s Stats provide the annual gross revenue of the business and various measures of profitability.

We identified 31 transactions involving companies in SIC #5411 (NAICS #445110 and #445120), for which public information was available, that operated similar businesses to the Company. Exhibit 12 provides various market indicators of each company selected for comparison ("the guideline transaction group"). The transactions took place between April 2001 and April 2010, and the target companies had average sales of $5.91 million and an average sales price (MVIC) of $1.83 million.

As in the guideline company method, we considered the MVIC/EBITDA multiple to be the most relevant indicator of value for ACI. The guideline companies had an average MVIC/EBITDA ratio of 5.50x, with a range of 1.09x to 13.11x and a median of 5.05x.

Based upon all of the information reviewed, it is our opinion that the MVIC/EBITDA multiple is the appropriate comparable guideline transaction multiple for the valuation of ACI. The MVIC/EBITDA multiple mitigates the differences in the capital structures of the guideline transaction companies and the Company. In our opinion, the appropriate base MVIC pricing ratio of the guideline transactions group is 5.05x EBITDA (median multiple).

The table below derives the value of ACI based upon the guideline acquisition method and the assumptions outlined above

TABLE 9
AMERICAN CONSUMERS, INC.
THE MARKET APPROACH – GUIDELINE ACQUISITION METHOD
As of August 31, 2010

Anticipated Benefits - EBITDA	$220,000
Guideline Company Multiple	5.05

Market Value of Invested Capital (MVIC)	$1,111,000
Funded Debt (interesting bearing)	(1,532,621)
Cash, Cash Equivalents, and Certificate of Deposit	666,318

Market Approach - Guideline Acquisition Method	$244,697

MARKET APPROACH - GUIDELINE ACQUISITION	$245,000

Based upon the analysis presented above, the valuation of American Consumers, Inc. under the market approach (guideline acquisition method) was $245,000 (rounded) as of August 31, 2010.

SOUTHARD FINANCIAL	PAGE 18

AMERICAN CONSUMERS, INC.

Combined Value

Based upon the entire analysis, it is our opinion that the fair value of ACI should be determined by assigning appropriate weights to the values derived above. The table below shows the combined value of ACI as of August 31, 2010. In our opinion, the weight assigned to each valuation approach properly reflects the relative importance of that approach for purposes of this valuation opinion.

TABLE 10
AMERICAN CONSUMERS, INC.
COMBINED VALUE
As of August 31, 2010

Valuation Methodology	Valuation	Weight	Product

Asset Based Approach	$1,120,000	30.0%	$336.000
Income Approach - Cash Flow	388.000	30.0%	116,400
Market Approach - Guideline Company Method	304,000	20.0%	60,800
Market Approach - Guideline Acquisition Method	245,000	20.0%	49,000

COMBINED VALUE		100%	$562,200

Based upon the analysis presented above, the combined valuation of American Consumers, Inc. was $562,200 ($0.75 per share for the 749,475 issued and outstanding shares) as of August 31, 2010. The valuation has yet to consider the marketability of the shares being valued.

Discount for Lack of Marketability

As noted above in the definition of fair value, no discount for lack of marketability is appropriate for the determination of the fair value of the common shares of American Consumers, Inc. as of August 31, 2010.

SOUTHARD FINANCIAL	PAGE 19

AMERICAN CONSUMERS, INC.

CONCLUSION OF FAIR VALUE

The table below presents our conclusion of value of ACI on an enterprise basis.

TABLE 11
AMERICAN CONSUMERS, INC.
CONCLUSION OF FAIR VALUE
As of August 31, 2010

Combined Value		$562,200
Discount Lack of Marketability	0%	0

Combined Value: Fair Value		$562,200

Fair Value Per Share	749,475 shares outstanding	$0.75

CONCLUSION OF VALUE PER SHARE (rounded)		$0.75

	Per Share	Ratio

Percent of August 28, 2010 Reported Book Value	$1.49	50.3%
MVIC/Operating Cash Flow1	nm	9.85
MVIC to EBITDA1	nm	6.49

1MVIC defined as equity value plus debt less cash

Based upon the entire analysis, and for the purposes described in this report, it is our opinion that the fair value of the common stock of American Consumers, Inc., on an enterprise basis, was $0.75 per share (rounded) as of August 31, 2010.

The conclusion of value is rounded to reflect the imprecision inherent in the various assumptions and valuation procedures used in this report. The conclusion of value is reasonable, in our opinion, and meets the standard of fair value. The valuation has considered all of the relevant factors reviewed during our due diligence process, whether referenced in this report or not.

It should be noted that the conclusion of value per share represents the value for each share outstanding as of the valuation date. The issuance of new shares of Company stock may constitute dilution of existing shareholder interests. For example, all other things being equal, an increase in the number of shares outstanding, without an increase in total value, decreases the Company's value per share. We are not currently aware of any dilutive transactions planned by management. In the event that a material issuance of new shares is planned, a valuation adjustment may be necessary to properly reflect value per share.

SOUTHARD FINANCIAL	PAGE 20

EXHIBIT 1
AMERICAN CONSUMERS, INC.
HISTORICAL BALANCE SHEETS

			On or About May 31				Compound Annual Growth Rates
Assets	Aug 28 2010	2010	2009	2008	2007	2006	2006-11	2009-11	2010-11

Cash & Equivalents	347,809	824,443	971,416	741,440	582,472	334,654	0.77%	-15.13%	-57.81%
Certificate of Deposit	318,509	316,552	307,375	311,884	312,161	314,773	0.24%	2.99%	0.62%
Accounts Receivable - Trade	104,733	117,137	122,646	118,334	233,057	170,316	-9.27%	-4.49%	-10.59%
Inventories (1)	2,263,163	2,407,785	2,283,909	2,241,670	2,118,189	2,124,431	1.27%	5.42%	-6.01%
Prepaid Expenses & Other	48,883	50,433	33,513	70,494	154,213	123,545	-16.93%	50.49%	-3.07%

Total Current Assets	3,083,097	3,716,350	3,718,859	3,483,822	3,400,092	3,067,719	0.10%	-0.07%	-17.04%
Property and Equipment (2)	3,428,492	3,382,136	3,416,372	3,627,479	3,599,723	3,595,599	-0.95%	-1.00%	1.37%
Accumulated Depreciation (2)	2,891,331	2,860,964	2,804,322	3,304,201	3,275,328	3,151,622	-1.71%	2.02%	1.06%
Net Fixed Assets	537,161	521,172	612,050	323,278	324,395	443,977	3.88%	-14.85%	3.07%
Other Assets	0	0	0	0	0	0	0.00%	0.00%	0.00%

TOTAL ASSETS	3,620,258	4,237,522	4,330,909	3,807,100	3,724,487	3,511,696	0.61%	-2.16%	-14.57%

Liabilities

Short-Term Borrowings	679,079	800,541	596,660	422,820	623,940	527,131	5.20%	34.17%	-15.17%
Accounts Payable	673,438	776,479	766,878	817,890	904,396	867,663	-4.94%	1.25%	-13.27%
Current Portion Long-Term Debt	123,293	107,537	117,774	53,922	40,206	78,120	9.56%	-8.69%	14.65%
Book Overdraft	505,849	714,206	394,631	238,932	0	0	nm	80.98%	-29.17%
Accrued Expenses & Other (3)	294,290	331,287	342,291	408,292	377,576	374,423	-4.70%	-3.21%	-11.17%

Total Current Liabilities	2,275,949	2,730,050	2,218,234	1,941,856	1,946,118	1,847,337	4.26%	23.07%	-16.63%
Long-Term Debt	224,400	222,467	331,285	130,265	172,044	144,497	9.20%	-32.85%	0.87%
Other Long Term Liabilities	0	0	0	0	0	0	0.00%	0.00%	0.00%

Total Liabilities	2,500,349	2,952,517	2,549,519	2,072,121	2,118,162	1,991,834	4.65%	15.81%	-15.31%

Owners' Equity
Common Stock	74,948	74,948	76,758	78,178	78,587	79,691	-1.22%	-2.36%	0.00%
Paid-In Capital	625,003	625,003	640,098	651,942	655,350	664,556	-1.22%	-2.36%	0.00%
Retained Earnings	419,958	585,054	1,064,534	1,004,859	872,388	775,615	-11.55%	-45.04%	-28.22%

Total Equity (4)	1,119,909	1,285,005	1,781,390	1,734,979	1,606,325	1,519,862	-5.92%	-27.87%	-12.85%

TOTAL LIABILITIES & EQUITY	3,620,258	4,237,522	4,330,909	3,807,100	3,724,487	3,511,696	0.61%	-2.16%	-14.57%

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010
Certain items combined for analytical purposes
Numbers in parentheses refer to supplemental notes in Exhibit 1a

EXHIBIT 1a
AMERICAN CONSUMERS, INC.
SUPPLEMENTAL NOTES TO BALANCE SHEETS

		On or About May 31
Notes to Balance Sheets	Aug 28, 2010	2010	2009	2008	2007	2006

(1) Inventories are stated at the lower of cost or market; cost is based upon the Average Cost-to-Retail Method

(2) Fixed Assets at cost include:
a) Leasehold improvements	314,556	314,556	303,766	303,766	300,800	295,057
b) Furniture, fixtures and equipment	3,113,936	3,067,580	3,112,606	3,323,713	3,298,923	3,300,542

Total Fixed Assets at Cost	3,428,492	3,382,136	3,416,372	3,627,479	3,599,723	3,595,599

Fixed assets are depreciated over their useful lives using accelerated and straight-line methods

(3) Accrued Expenses & Other include:
a) Accured sales tax	80,625	86,088	94,446	150,205	152,893	156,442
b) Other	213,665	245,199	247,845	258,087	224,683	217,981

Total Accrued Expenses & Other	294,290	331,287	342,291	408,292	377,576	374,423

(4) See Exhibit 5 for reconciliation of owners' equity

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010)
Certain items combined for analytical purposes
Numbers in parentheses are notes to Exhibits 1 and 2

EXHIBIT 2
AMERICAN CONSUMERS, INC.
HISTORICAL PERCENTAGE BALANCE SHEETS

On or About May 31
Assets	August 28 2010	2010	2009	2008	2007	2006	Peer Group

Cash & Equivalents	9.61%	19.46%	22.43%	19.48%	15.64%	9.53%	11.8%
Certificate of Deposit	8.80%	7.47%	7.10%	8.19%	8.38%	8.96%	n	a
Accounts Receivable - Trade	2.89%	2.76%	2.83%	3.11%	6.26%	4.85%	7.7%
Inventories (1)	62.51%	56.82%	52.74%	58.88%	56.87%	60.50%	15.7%
Prepaid Expenses & Other	1.35%	1.19%	0.77%	1.85%	4.14%	3.52%	3.4%

Total Current Assets	85.16%	87.70%	85.87%	91.51%	91.29%	87.36%	38.6%
Property and Equipment (2)	94.70%	79.81%	78.88%	95.28%	96.65%	102.39%	106.5%
Accumulated Depreciation (2)	79.87%	67.52%	64.75%	86.79%	87.94%	89.75%	61.2%
Net Fixed Assets	14.84%	12.30%	14.13%	8.49%	8.71%	12.64%	45.3%
Other Assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	16.1%

TOTAL ASSETS	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.0%

Liabilities
Short-Term Borrowings	18.76%	18.89%	13.78%	11.11%	16.75%	15.01%	4.9%
Accounts Payable	18.60%	18.32%	17.71%	21.48%	24.28%	24.71%	16.5%
Current Portion Long-Term Debt	3.41%	2.54%	2.72%	1.42%	1.08%	2.22%	0.0%
Book Overdraft	13.97%	16.85%	9.11%	6.28%	0.00%	0.00%	0.0%
Accrued Expenses & Other (3)	8.13%	7.82%	7.90%	10.72%	10.14%	10.66%	6.9%

Total Current Liabilities	62.87%	64.43%	51.22%	51.01%	52.25%	52.61%	28.3%
Long-Term Debt	6.20%	5.25%	7.65%	3.42%	4.62%	4.11%	23.6%
Other Long Term Liabilities	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.3%

Total Liabilities	69.07%	69.68%	58.87%	54.43%	56.87%	56.72%	57.2%

Owners' Equity
Common Stock	2.07%	1.77%	1.77%	2.05%	2.11%	2.27%	n	a
Paid-In Capital	17.26%	14.75%	14.78%	17.12%	17.60%	18.92%	n	a
Retained Earnings	11.60%	13.81%	24.58%	26.39%	23.42%	22.09%	n	a

Total Equity (4)	30.93%	30.32%	41.13%	45.57%	43.13%	43.28%	42.8%

TOTAL LIABILITIES & EQUITY	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.0%

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010)
Certain items combined for analytical purposes
Numbers in parentheses refer to supplemental notes in Exhibit 1a
Integra SIC #5411 represents 435 grocery stores with sales of $25-$50 million	Assets (mil): $6.65

EXHIBIT 3
AMERICAN CONSUMERS, INC.
HISTORICAL INCOME STATEMENTS

	TTM	Fiscal Quarter	Fiscal Quarter	Fiscal Years Ended on or About May 31					Compound Annual Growth Rates
Income Statements	Aug 28 2010	Aug 28 2010	Aug 29 2009	2010	2009	2008	2007	2006	2006-11		2009-10		2010-11

Net Revenue	32,174,989	7,881,042	8,643,898	32,937,845	34,421,326	34,492,631	33,783,052	33,279,928		-1.08%		-4.31%		-4.29%
Cost of Goods Sold	24,403,633	5,966,636	6,611,907	25,048,904	25,971,302	26,265,102	25,766,340	25,233,903		-1.11%		-3.55%		-4.72%

Gross Profit	7,771,356	1,914,406	2,031,991	7,888,941	8,450,024	8,227,529	,016,712	8,046,025		-0.98%		-6.64%		-2.93%
Operating Expenses	8,411,034	2,075,468	2,060,467	8,396,033	8,440,715	8,172,078	8,001,304	8,262,133		0.10%		-0.53%		-1.12%

Operating Income/(Loss)	(639,678)	(161,062)	(28,476)	(507,092)	9,309	55,451	15,408	(216,108)	n	m	n	m	n	m

Other Income/(Expense)
Interest Income	7,995	2,012	1,880	7,863	10,445	15,756	15,868	10,878		-5.85%		-24.72%		2.35%
Interest Expense	(65,356)	(16,913)	(13,402)	(61,845)	(47,530)	(60,465)	(60,596)	(59,994)	n	m	n	m	n	m
Gain/(Loss) on Sale of Assets	(8,708)	(8,708)	0	0	0	0	0	0	n	m		0.00%	n	m
Other, Net	79,198	19,575	23,167	82,790	88,390	121,999	126,822	97,845		-4.36%		-6.34%		-5.42%
Total Other Income/(Expense)	13,129	(4,034)	11,645	28,808	51,305	77,290	82,094	48,729	n	m		-43.85%		-156.01%

Pre-Tax Income/(Loss)	(626,549)	(165,096)	(16,831)	(478,284)	60,614	132,741	97,502	(167,379)	n	m		-889.07%	n	m
Income Tax Expense/(Benefit)	0	0	0	0	0	0	0	0		0.00%		0.00%		0.00%

NET INCOME/(LOSS)	(626,549)	(165,096)	(16,831)	(478,284)	60,614	132,741	97,502	(167,379)	n	m		-889.07%	n	m

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010)
Certain issues combined for analytical purposes

EXHIBIT 4
AMERICAN CONSUMERS, INC.
HISTORICAL PERCENTAGE INCOME STATEMENTS

	TTM	Fiscal Quarter	Fiscal Quarter	Fiscal Years Ended on or About May 31
Income Statements	Aug 28 2010	Aug 28 2010	Aug 29 2009	2010	2009	2008	2007	2006	Peer Group

Net Revenue	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.0%
Cost of Goods Sold	75.85%	75.71%	76.49%	76.05%	75.45%	76.15%	76.27%	75.82%	82.0%

Gross Profit	24.15%	24.29%	23.51%	23.95%	24.55%	23.85%	23.73%	24.18%	18.0%
Operating Expenses	26.14%	26.33%	23.84%	25.49%	24.52%	23.69%	23.68%	24.83%	17.0%

Operating Income/(Loss)	-1.99%	-2.04%	-0.33%	-1.54%	0.03%	0.16%	0.05%	-0.65%	1.0%

Other Income/(Expense)
Interest Income	0.02%	0.03%	0.02%	0.02%	0.03%	0.05%	0.05%	0.03%	0.0%
Interest Expense	-0.20%	-0.21%	-0.16%	-0.19%	-0.14%	-0.18%	-0.18%	-0.18%	-0.5%
Gain/(Loss) on Sale of Assets	-0.03%	-0.11%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	na
Other, Net	0.25%	0.25%	0.27%	0.25%	0.26%	0.35%	0.38%	0.29%	0.1%

Total Other Income/(Expense)	0.04%	-0.05%	0.13%	0.09%	0.15%	0.22%	0.24%	0.15%	-0.4%

Pre-Tax Income/(Loss)	-1.95%	-2.09%	-0.19%	-1.45%	0.18%	0.38%	0.29%	-0.50%	0.6%
Income Tax Expense/(Benefit)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.2%

NET INCOME/(LOSS)	-1.95%	-2.09%	-0.19%	-1.45%	0.18%	0.38%	0.29%	-0.50%	0.4%

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010)
Certain items combined for analytical purposes
Integra SIC #5411 represents 435 grocery stores with sales of $25-$50 million
Sales (mil): $33.64

EXHIBIT 5
AMERICAN CONSUMERS, INC.
RECONCILIATION OF OWNERS' EQUITY

	Fiscal Quarter	Fiscal Years Ended on or About May 31
Owners' Equity	Aug 28 2010	2010	2009	2008	2007	2006

Beginning Owners' Equity	1,285,005	1,781,390	1,734,979	1,606,325	1,519,862	1,694,323

Income/(Loss) - Continuing Operations	(165,096)	(478,284)	60,614	132,741	97,502	(167,379)
Extraordinary Income/(Expense)	0	0	0	0	0	0
Dividends/Distributions	0	0	0	0	0	0
Common Stock	0	(1,810)	(1,420)	(409)	(1,104)	(708)
Paid-In Capital	0	(15,095)	(11,844)	(3,408)	(9,206)	(5,906)
Redemption of Common Stock	0	(1,196)	(939)	(270)	(729)	(468)
Prior Period Adjustments	0	0	0	0	0	0
Other Restatements, Net	0	0	0	0	0	0

ENDING OWNERS' EQUITY	1,119,909	1,285,005	1,781,390	1,734,979	1,606,325	1,519,862

Reconciliation to Balance Sheet	0	0	0	0	0	0

Common Shares Outstanding

Beginning Shares Outstanding	749,475	767,576	781,779	785,866	796,905	803,987

Less: Redemption of Common Shares	0	(18,101)	(14,203)	(4,087)	(11,039)	(7,082)
Plus: New Shares Issued	0	0	0	0	0	0

COMMON SHARES OUTSTANDING	749,475	749,475	767,576	781,779	785,866	796,905
Other Unissued Shares	4,196,013	4,196,013	4,196,013	4,196,013	4,196,013	4,196,013

Total Shares Authorized	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000

Book Value Per Common Share	$ 1.49	$ 1.71	$ 2.32	$ 2.22	$ 2.04	$ 1.91

Dividends Per Common Share	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Earnings Per Common Share	$ (0.22)	$ 0.63	$ 0.08	$ 0.17	$ 0.12	$ (0.21)
Dividend Payout Ratio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010)
Certain items combined for analytical purpose

EXHIBIT 6
AMERICAN CONSUMERS, INC.
KEY FINANCIAL RATIOS
	Fiscal Quarter	Fiscal Years Ended on or About May 31
LIQUIDITY	Aug 28 2010	2010	2009	2008	2007	2006	Peer Group
Current Ratio	1.35	1.36	1.68	1.79	1.75	1.66	1.4
Acid Test Ratio	0.14	0.12	0.14	0.16	0.16	0.17	0.7
Working Capital	807,148	986,300	1,500,625	1,541,966	1,453,974	1,220,382	687,000

ACTIVITY
Average Asset Turnover	8.02	7.69	8.46	9.16	9.34	9.35	4.9
Average Inventory Turnover	10.22	10.68	11.48	12.05	12.15	11.65	25.5
Average Fixed Asset Turnover	59.57	58.13	73.60	106.51	87.93	62.70	11.0
Average Days A/R Outstanding	1.28	1.33	1.28	1.86	2.18	1.55	6
Average Days A/P Outstanding	11.09	11.24	11.14	11.97	12.55	11.71	15
Average Days Inventory	35.72	34.18	31.80	30.29	30.05	31.33	14
Cash Conversion Period	37.00	35.51	33.08	32.15	32.23	32.88	20

LEVERAGE
Total Liabilities/Assets	69.07%	69.68%	58.87%	54.43%	56.87%	56.72%	57.2%
Total Assets/Total Liabilities	144.79%	143.52%	169.87%	183.73%	175.84%	176.30%	174.8%
Interest Coverage	nm	nm	2.28	3.20	2.61	nm	2.0
Total Debt/Equity	0.92	0.88	0.59	0.35	0.52	0.49	1.3
Total Debt/Assets	0.28	0.27	0.24	0.16	0.22	0.21	0.3
Average Assets/Average Equity	3.27	2.79	2.31	2.25	2.31	2.21	2.3

PERFORMANCE
Net Profit Margin	-2.09%	-1.45%	0.18%	0.38%	0.29%	-0.50%	1.0%
Return on Average Assets	-16.81%	-11.16%	1.49%	3.52%	2.69%	-4.70%	2.0%
Pre-Tax ROAA	-16.81%	-11.16%	1.49%	3.52%	2.69%	-4.70%	3.2%
Return on Average Equity	-54.92%	-31.20%	3.45%	7.95%	6.24%	-10.42%	4.6%
Pre-Tax ROAE	-54.92%	-31.20%	3.45%	7.95%	6.24%	-10.42%	7.4%

YEAR-TO-YEAR GROWTH
Net Revenue	-4.29%	-4.31%	-0.21%	2.10%	1.51%	3.67%	1.8%
Gross Profit	-2.93%	-6.64%	2.70%	2.63%	-0.36%	4.89%	na
Operating Income/(Loss)	nm	-5547.33%	-83.21%	259.88%	nm	nm	-1.7%
Pre-Tax Income/(Loss)	nm	-889.07%	-54.34%	36.14%	nm	nm	-0.8%
Income/(Loss) - Continuing Operations	nm	-889.07%	-54.34%	36.14%	nm	nm	-1.7%
TOTAL ASSETS	-14.57%	-2.16%	13.76%	2.22%	6.06%	-2.63%	2.7%
ENDING OWNERS' EQUITY	-12.85%	-27.87%	2.68%	8.01%	5.69%	-10.30%	3.8%
Book Value Per Common Share	-12.85%	-26.12%	4.57%	8.57%	7.17%	-9.50%	na

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010)
Certain items combined for analytical purposes.
Integra SIC #5411 represents 435 grocery stores with sales of $25-$50 million.

EXHIBIT 7
AMERICAN CONSUMERS, INC.
HISTORICAL OPERATING EXPENSE BREAKDOWN

TTM	Fiscal Quarter	Fiscal Quarter	Fiscal Years Ended on or About May31	Compound Annual Growth Rate
Operating Expense	Aug 28 2010	Aug 28 2010	Aug 29 2009	2010	2009	2008	2007	2006	2006-11	2009-10	2010-11

Payroll	4,238,157	1,036,760	1,055,600	4,256,997	4,215,786	4,020,408	3,964,576	3,936,440	1.05%	0.98%	-2.58%
Utilities and telephone	828,416	214,176	202,606	816,846	868,350	767,621	729,462	718,550	3.58%	-5.93%	4.88%
Rent	671,472	167,482	168,500	672,490	670,050	661,289	643,711	628,765	1.28%	0.36%	-0.38%
Insurance	600,162	154,483	151,361	597,040	602,800	562,157	618,679	627,826	-0.32%	-0.96%	3.50%
Advertising and promotion	491,923	121,198	125,768	496,493	513,092	515,018	527,303	611,447	-4.54%	-3.24%	-2.36%
General and office supplies	340,439	82,025	99,631	358,045	403,790	399,754	371,429	367,303	-2.23%	-11.33%	-8.36%
Repairs and maintenance	328,158	84,723	58,712	302,147	318,481	364,285	360,472	359,460	-1.17%	-5.13%	12.16%
Depreciation	129,658	33,463	31,368	127,563	131,332	127,465	153,159	279,250	-13.68%	-2.87%	4.93%
Bank service charges and credit card fees	136,438	38,754	32,680	130,364	138,700	150,078	152,952	160,347	-0.67%	-6.01%	18.91%
Bad checks	71,545	19,765	9,499	61,279	113,202	165,513	130,245	120,583	-8.10%	-45.87%	29.02%
Professional fees	261,326	71,869	63,919	253,376	226,228	192,476	115,411	118,195	19.45%	12.00%	13.46%
Theft loss	0	0	0	0	0	0	0	98,750	n	m	0.00%	0.00%
Flood loss	96,390	0	0	96,390	0	0	0	0	0.00%	n	m	-100.00%
Other	216,950	50,770	60,823	227,003	238,904	246,014	233,905	235,217	-2.90%	-4.98%	-10.54%

Total Operating Expense	8,411,034	2,075,468	2,060,467	8,396,033	8,440,715	8,172,078	8,001,304	8,262,133	0.10%	-0.53%	-1.12%

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010)
Certain items combined for analytical purposes

EXHIBIT 8
AMERICAN CONSUMERS, INC.
HISTORICAL OPERATING EXPENSE BREAKDOWN
AS A PERCENTAGE OF NET SALES

	TTM	Fiscal Quarter	Fiscal Quarter	Fiscal Years Ended on or About May 31
Operating Expense	Aug28 2010	Aug28 2010	Aug29 2009	2010	2009	2008	2007	2006

Payroll	13.17%	13.16%	12.21%	12.92%	12.25%	11.66%	11.74%	11.83%
Utilities and telephone	2.57%	2.72%	2.34%	2.48%	2.52%	2.23%	2.16%	2.16%
Rent	2.09%	2.13%	1.95%	2.04%	1.95%	1.92%	1.91%	1.89%
Insurance	1.87%	1.96%	1.75%	1.81%	1.75%	1.63%	1.83%	1.89%
Advertising and promotion	1.53%	1.54%	1.45%	1.51%	1.49%	1.49%	1.56%	1.84%
General and office supplies	1.06%	1.04%	1.15%	1.09%	1.17%	1.16%	1.10%	1.10%
Repairs and maintenance	1.02%	1.08%	0.68%	0.92%	0.93%	1.06%	1.07%	1.08%
Depreciation	0.40%	0.42%	0.36%	0.39%	0.38%	0.37%	0.45%	0.84%
Bank service charges and credit card fees	0.42%	0.49%	0.38%	0.40%	0.40%	0.44%	0.45%	0.48%
Bad checks	0.22%	0.25%	0.11%	0.19%	0.33%	0.48%	0.39%	0.36%
Professional fees	0.81%	0.91%	0.74%	0.77%	0.66%	0.56%	0.34%	0.36%
Theft loss	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%
Flood loss	0.30%	0.00%	0.00%	0.29%	0.00%	0.00%	0.00%	0.00%
Other	0.67%	0.64%	0.70%	0.69%	0.69%	0.71%	0.69%	0.71%

Total Operating Expense	26.14%	26.33%	23.84%	25.49%	24.52%	23.69%	23.68%	24.83%

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010)
Certain items combined for analytical purposes.

EXHIBIT 9
AMERICAN CONSUMERS, INC.
BREAKDOWN OF PRE-TAX RETURN ON AVERAGE EQUITY

	Fiscal Quarter	Fiscal Years Ended on or About May 31
Pre-Tax Return on Average Equity	Aug 28 2010	2010	2009	2008	2007	2006	Peer Group

Operating Profit Margin (1)	-2.04%	-1.54%	0.03%	0.16%	0.05%	-0.65%	1.0%
Non-Operating Profit Margin (2)	-0.05%	0.09%	0.15%	0.22%	0.24%	0.15%	-0.4%
Average Asset Turnover (3)	8.02	7.69	8.46	9.16	9.34	9.35	4.9
Total Leverage (Assets/Equity) (4)	3.27	2.79	2.31	2.25	2.31	2.21	2.3

PRE-TAX ROAE (5)	-54.92%	-31.20%	3.45%	7.95%	6.24%	-10.42%	6.93%

Return on equity = the operating profit margin plus the non-operating profit margin, times asset turnover,
times leverage,

OR

(5) = [ (1) + (2) ]   x    (3)   x   (4)

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010)
Certain items combined for analytical purposes
Integra SIC #5411 represents 435 grocery stores with sales of $25-$50 million

EXHIBIT 10
AMERICAN CONSUMERS, INC.
HISTORICAL CASH FLOW STATEMENTS

	Fiscal Quarter	Fiscal Years Ended on or About May 31
OPERATING ACTIVITIES	Aug 28 2010	2010	2009	2008	2007	2006

Net Income/(Loss)	(165,096)	(478,284)	60,614	132,741	97,502	(167,379)
Depreciation & Amortization	33,464	127,563	131,332	127,465	153,159	279,250
(Gain)/Loss on Sale of Assets	8,708	134	2,044	(140)	474	4,143
(Increase)/Decrease Working Capital	(189,819)	182,885	29,116	258,103	(47,281)	159,295
Cash Flow-Operating Activity	(312,743)	(167,702)	223,106	518,169	203,854	275,309

INVESTING ACTIVITIES
- Capital Expenditures	(58,161)	(36,819)	(422,248)	(126,658)	(34,151)	(115,880)
+ Proceeds from Disposal of Fixed Assets	0	0	100	450	100	6,088
- Purchase of Certificate of Deposit	(318,509)	(316,552)	(307,375)	(311,884)	(312,161)	(314,773)
+ Proceeds from Certificate of Deposit	316,552	307,375	311,884	312,161	314,773	302,848

Cash Flow-Investing Activity	(60,118)	(45,996)	(417,639)	(125,931)	(31,439)	(121,717)

NET CASH FLOW BEFORE FINANCING	(372,861)	(213,698)	(194,533)	392,238	172,415	153,592

FINANCING ACTIVITIES
+/- Net Change in Short-Term Borrowings	(121,462)	203,881	173,840	(201,120)	96,809	93,012
+ Long-Term Debt Proceeds	45,000	0	344,410	35,435	195,613	22,212
- Long-Term Debt Payments	(27,311)	(119,055)	(79,538)	(63,498)	(205,980)	(225,839)

BEFORE SHAREHOLDER BENEFITS	(103,773)	84,826	438,712	(229,183)	86,442	(110,615)

- Common Stock Purchases	0	(18,101)	(14,203)	(4,087)	(11,039)	(7,082)
- Dividends Paid	0	0	0	0	0	0

SHAREHOLDER BENEFITS	0	(18,101)	(14,203)	(4,087)	(11,039)	(7,082)

Cash Flow-Financing Activity	(103,773)	66,725	424,509	(233,270)	75,403	(117,697)

Net Cash Flow (Change in Cash)	(476,634)	(146,973)	229,976	158,968	247,818	35,895
Beginning Cash and Equivalents	824,443	971,416	741,440	582,472	334,654	298,759

ENDING CASH AND EQUIVALENTS	347,809	824,443	971,416	741,440	582,472	334,654

SOURCE:	Form 10-K and Annual Reports (fiscal years ended on or about May 31, 2006-10), and Form 10-Q (fiscal quarter ended August 28, 2010)
Certain items combined for analytical purposes

EXHIBIT 11
AMERICAN CONSUMERS, INC.
GUIDLINE PUBLIC COMPANIES

				Per Share Data
Ticker	Company	Aug 31 Price Per Share	Mkt Cap ($MM)	TTM Earnings	Est ‘10/11 Earnings	Est ‘11/12 Earnings	TTM Revenue	MRQ Book Val	Dividend

CASY	Caset's General Stores, Inc.	37.62	1,916.4	2.290	2.61	3.05	82.180	16.190	0.40
PTRY	Pantry, Inc.	18.81	427.4	7.020	1.41	1.70	278.760	13.120	0.00
RDK	Ruddick Corp	32.37	1,581.3	2.140	2.20	2.41	88.470	17.960	0.48
SWY	Safeway, Inc.	18.79	7,170.3	(3.160)	1.55	1.78	104.200	13.020	0.48
SVU	Supervalu, Inc.	9.72	2,062.1	1.630	1.70	1.77	185.980	13.900	0.35
KR	The Kroger Company	19.73	12,668.0	0.010	1.74	1.94	121.980	7.980	0.38
WMK	Weis Markets, Inc.	35.16	945.8	2.560	n/a	n/a	97.120	26.490	1.16
WFMI	Whole Foods Market, Inc.	34.79	5,980.4	1.330	1.38	1.61	55.120	13.380	0.00
WINN	Winn-Dixie Stores, Inc.	6.56	361.4	0.440	0.36	n/a	131.810	16.470	0.00

Ticker	Company	Total Mkt Cap ($MM)	Total Debt ($MM)	Total Cash ($MM)	Total MVIC ($MM)	Shares O/S (MM)	MVIC Per Share	TTM EBITDA ($MM)	EBITDA Per Share	Debt/ Mkt Cap	Beta

CASY	Caset's General Stores, Inc.	1,916.4	179.3	151.68	1,944.0	50.94	38.16	266.4	5.23	9.4%	0.54
PTRY	Pantry, Inc.	427.4	1,230.0	215.28	1,442.1	22.72	63.47	245.0	10.78	287.8%	0.45
RDK	Ruddick Corp	1,581.3	345.1	31.06	1,895.3	48.85	38.80	318.1	6.51	21.8%	0.73
SWY	Safeway, Inc.	7,170.3	5,350.0	635.70	11,884.6	381.60	31.14	2,470.0	6.47	74.6%	0.66
SVU	Supervalu, Inc.	2,062.1	7,700.0	198.00	9,564.1	212.15	45.08	2,180.0	10.28	373.4%	0.96
KR	The Kroger Company	12,668.0	7,520.0	602.00	19,586.0	642.07	30.50	3,680.0	5.73	59.4%	0.32
WMK	Weis Markets, Inc.	945.8	0.0	124.47	821.3	26.90	30.53	164.1	6.10	0.0%	0.72
WFMI	Whole Foods Market, Inc.	5,980.4	513.6	431.07	6,062.9	171.90	35.27	708.5	4.12	8.6%	1.24
WINN	Winn-Dixie Stores, Inc.	361.4	29.5	152.33	238.5	55.09	4.33	144.0	2.61	8.2%	1.00

								Average		93.7%	0.74
								High		373.4%	1.24
								Low		0.0%	0.32
								Median		21.8%	0.72

EXHIBIT 11
AMERICAN CONSUMERS, INC.
GUIDLINE PUBLIC COMPANIES

Ticker	Company		Price to:					Dividend Yield	TTM ROA	TTM ROE
			TTM EPS	Est '10/11	Est '11/12	Revenues	Book Val

CASY	Caset's General Stores, Inc.		16.43	14.41	12.33	0.46	2.32	1.06%	9.08%	15.14%
PTRY	Pantry, Inc.		2.68	13.34	11.06	0.07	1.43	0.00%	3.85%	-42.38%
RDK	Ruddick Corp		15.13	14.71	13.43	0.37	1.80	1.48%	6.42%	11.86%
SWY	Safeway, Inc.		(5.95)	12.12	10.56	0.18	1.44	2.55%	5.02%	-20.88%
SVU	Supervalu, Inc.		5.96	5.72	5.49	0.05	0.70	3.60%	4.58%	12.36%
KR	The Kroger Company		nm	11.34	10.17	0.16	2.47	1.93%	5.75%	0.17%
WMK	Weis Markets, Inc.		13.73	nm	nm	0.36	1.33	3.30%	7.47%	9.94%
WFMI	Whole Foods Market, Inc.		26.16	25.21	21.61	0.63	2.60	0.00%	7.16%	10.44%
WINN	Winn-Dixie Stores, Inc.		14.91	18.22	nm	0.05	0.40	0.00%	1.46%	2.74%

		Average	11.13	14.38	12.09	0.26	1.61	1.55%	5.64%	-0.07%
		High	26.16	25.21	21.61	0.63	2.60	3.60%	9.08%	15.14%
		Low	(5.95)	5.72	5.49	0.05	0.40	0.00%	1.46%	-42.38%
		Median	14.32	13.88	11.06	0.18	1.44	1.48%	5.75%	9.94%

			MVIC to:
Ticker	Company		Revenues	EBITDA

CASY	Caset's General Stores, Inc.		0.46	7.30
PTRY	Pantry, Inc.		0.23	5.89
RDK	Ruddick Corp		0.44	5.96
SWY	Safeway, Inc.		0.30	4.81
SVU	Supervalu, Inc.		0.24	4.39
KR	The Kroger Company		0.25	5.32
WMK	Weis Markets, Inc.		0.31	5.00
WFMI	Whole Foods Market, Inc.		0.64	8.56
WINN	Winn-Dixie Stores, Inc.		0.03	1.66

		Average	0.32	5.43
		High	0.64	8.56
		Low	0.03	1.66
		Median	0.30	5.32

EXHIBIT 12
AMERICAN CONSUMERS, INC.
GUIDELINE TRANSACTIONS

SIC	NAICS	CompanyName	BusinessDescription	SaleCity	SaleState	NetSales	SaleDate	MVICPrice	MVIC to Sales	MVIC to Gross Profit	MVIC to EBITDA	MVIC to EBIT	MVIC to BV Inv Cap	ROA	ROE

5411	445110		Latin Supermarket		FL	$2,123,025	4/30/2010	$280,000	0.13	0.44	1.09	1.09
5411	445110		Full-line Grocery Store	Salinas	CA	$1,559,800	2/25/2010	$595,000	0.38	1.20	2.11	2.11	1.00	0.45	0.45
5411	445120		Hispanic Market	San Jose	CA	$1,393,641	11/18/2009	$150,000	0.11	0.31		2.49
5411	445110		Full-time Grocery Store	North Fork	CA	$1,931,200	5/15/2009	$935,000	0.48	1.34	2.65	2.65	1.00	0.38	0.38
5411	445110		Hispanic Market	Salinas	CA	$749,707	5/1/2009	$100,000	0.13	0.44		0.98	0.17	0.16	0.17
5411	445110		Full-line Grocery Stores - Cambodian food	Stockton	CA	$1,867,200	9/30/2008	$700,000	0.37	1.20	3.37	3.90	1.00	0.26	0.26
5411	445110		Natural Foods Market	Los Angeles	CA	$11,491,332	9/30/2008	$5,100,000	0.44	0.99		3.78		0.77	0.93
5411	445110	Don Pedro Market	Groceries and Hardware	La Grange	CA	$4,182,000	6/1/2008	$800,000	0.19	1.16	13.11	13.11		0.08
5411	445110		Grocery and Deli	Fridley	MN	$765,851	5/7/2008	$155,000	0.20	0.48	1.76	1.76	0.28	-
5411	445110		Grocery Market	Monterey	CA	$1,526,182	4/11/2008	$321,790	0.21	0.57	7.54	7.54
5411	445110		Neighborhood full-line Grocery Store	Amador County	CA	$3,921,400	5/31/2007	$1,050,000	0.27	0.77	10.40	10.40	1.00	0.07	0.07
5411	445110	Glen's Market	Full-Service Grocery Store	Sweet Home	OR	$871,271	10/24/2006	$90,000	0.10	0.40		1.64
5411	445110	Mohawk General Store	Grocery Store	Springfield	OR	$555,988	7/17/2006	$225,000	0.40	1.33		2.60
5411	445110	Northside Supermarket	Supermarket	San Jose	CA	$1,486,593	6/23/2006	$500,000	0.34	1.22	5.12	5.17
5411	445110	Vacherie Food, Inc. (dba Bodin's Supermarket)	Grocery - Supermarket	Vacherie	LA	$2,269,388	5/18/2006	$315,000	0.14	0.59	4.98	7.94
5411	445120		Grocery Store	Houston	TX	$1,500,000	3/20/2006	$1,085,000	0.72	0.72		7.23		0.24
5411	445110	Martin's Food Basket	Grocery Store	Whitefield	NH	$3,360,739	3/20/2006	$375,000	0.11	0.43	4.21	12.06	1.93	0.04
5411	445110	Nadeau's Market	Grocery Store and Gas Station	Hugo	MN	$3,468,994	7/26/2005	$300,000	0.09	0.41	3.42	6.43	1.15	0.06	0.33
5411	445110	Glenway Superstore	Grocery Store	Glendale	OR	$1,672,521	5/20/2005	$662,500	0.40	1.46		3.98		0.90
5411	445110		Grocery Store	Oklahoma City	OK	$2,122,485	8/9/2004	$342,910	0.16	0.52	6.15	11.37		0.04	0.04
5411	445110	Jerry's Buy Way	Rural Idaho Grocery Store	Payette	ID	$1,212,856	7/30/2004	$333,502	0.27	0.94	9.06	11.80	1.29	0.02	0.03
5411	445110	Quick Stop Market	Grocery Store	La Pine	OR	$1,050,378	12/19/2003	$240,000	0.23	1.20		4.53
5411	445110	Morada Market	Groceries and Meat Market	Stockton	CA	$3,911,638	11/20/2003	$1,505,000	0.38	1.26	6.12	6.12		0.18
5411	445110	Parkway Market	Grocery Store	Roseburg	OR	$527,996	8/12/2003	$80,000	0.15	0.63		1.35
5411	445110	Marcola Market	Grocery Store	Marcola	OR	$634,635	2/14/2003	$450,000	0.71	2.99		10.88
5411	445110	Ahern's Stop and Shop	Grocery Store	Madras	OR	$1,897,812	11/19/2001	$431,038	0.23	1.25		13.08
5411	445110	Dick's Supermarkets, Inc.	Supermarket Retailer	Platteville	WI	$106,804,663	6/16/2001	$33,800,000	0.32	1.23	6.85	10.35	5.69	0.20	1.58
5411	445110	ME-N-U Market	Grocery Store	Mapleton	OR	$710,710	4/20/2001	$255,000	0.36	1.50		4.17

				Average		$5,913,214	04/27/06	$1,827,741	0.29	0.96	5.50	6.09	1.45	0.24	0.42
				High		$106,804,663	04/30/10	$33,800,000	0.72	2.99	13.11	13.11	5.69	0.90	1.58
				Low		$527,996	04/20/01	$80,000	0.09	0.31	1.09	0.98	0.17	0.00	0.03
				Median		$1,616,161	06/05/06	$358,955	0.25	0.97	5.05	4.85	1.00	0.17	0.30
						28	28	28	28	28	16	28	10	16	10

APPENDIX A

CONTINGENT AND LIMITING CONDITIONS

Information, estimates, and opinions contained in this report are obtained from sources considered reliable; however, no liability for such sources is assumed by Southard Financial.

The client and its representatives warranted to Southard Financial that the information supplied was complete and accurate to the best of the client's knowledge; and that any reports, analysis or other documents prepared for it by Southard Financial will be used only in compliance with all applicable laws and regulations.

The value of the subject was determined as of the date on the cover of this report.  However, subsequent events may alter the value on any given date thereafter.  If, after the report is issued, Southard Financial becomes aware of any information concerning the subject which would, in Southard Financial's opinion, materially change the appraised value as of the valuation date, then Southard Financial has the option to notify the client (and any known recipients of the report) that the report is withdrawn and should not be relied upon.

Unless specifically noted in the report, the valuation assumes the subject to be an ongoing concern and that present management will remain in place for the foreseeable future.

Regarding any properties owned or leased by the subject, Southard Financial has not undertaken to discover any toxic substances or other environmental hazards that may exist at any of the properties.  Such investigation is beyond the scope of this appraisal and outside the scope of Southard Financial's expertise.

Possession of this report, or a copy, does not carry with it the right of publication of all or part of it.  The report was prepared for the exclusive use of the client and may not be used for any other purpose without the previous written consent of Southard Financial or the client, and in any event, only with proper attribution.

APPENDIX A
CONTINGENT AND LIMITING CONDITIONS
(Continued)

If required to give testimony in court or to be in attendance during hearings or depositions with reference to this report or the value of the subject's stock, separate scheduling and fee arrangements are necessary.

The various estimates of value presented in this report apply only to this valuation and may not be used out of the context presented herein.  The information contained in this report, including the name(s) of the appraiser(s), may not be used in any prospectus, or used in offerings or representations in connection with the sale of securities or participation interests to the public without our express written permission.

Southard Financial's appraisal services constitute neither an audit nor a verification of the subject's underlying financial records.  Southard Financial does not render legal, tax, or accounting advice, nor does Southard Financial express any opinion for matters which require legal or other specialized expertise, investigation, or knowledge beyond that customarily employed by business appraisers.  Further, Southard Financial expresses no opinion as to the tax consequences of any transaction which may result from this appraisal.

No investigation of title to the subject or its assets was made by Southard Financial.  Ownership claims to the subject and its assets are assumed to be valid.  No consideration was given to liens or encumbrances that may exist against the subject or its assets except as stated in the report.  Southard Financial assumes no hidden or unapparent conditions regarding the subject assets, properties, or business interests.

Due to the economic and individual motivational influences that may affect the sale of a business interest, Southard Financial assumes no responsibility for the actual price of the subject interest if it is sold or transferred.

APPENDIX B
QUALIFICATIONS OF APPRAISER

OVERVIEW OF SOUTHARD FINANCIAL

BACKGROUND
•	Founded in 1987.
•	Principals have combined business valuation experience of over 40 years.
•	Clients served throughout the United States, with concentration in the Southeast.
•	Broad industry experience.
•	Services provided for public and closely-held companies.
•	Annual valuation services provided for over 100 ESOPs, making Southard Financial one of the largest ESOP appraisers in the United States.
PROFESSIONAL
CREDENTIALS
•	David A. Harris and Owen T. Johnson are senior members of the American Society of Appraisers (ASA).
•	Both principals of Southard Financial and Mark A. Orndorff are Chartered Financial Analysts (CFA).
•	Both principals are former officers of the West Tennessee Chapter of the ASA.
EDUCATIONAL
CREDENTIALS
•	Douglas K. Southard holds Doctor of Business Administration and Master of Business Administration degrees from Indiana University, with concentrations in finance, economics, and quantitative analysis.
•	David A. Harris and Mark A. Orndorff both hold the Master of Business Administration degree from The University of Memphis, with a concentration in finance and business investments.
BUSINESS
ETHICS
•	Southard Financial and its principals adhere to the ethical standards of the CFA Institute and the American Society of Appraisers.
•	All reports conform to the Uniform Standards of Professional Appraisal Practice.
•	Southard Financial is committed to providing unbiased opinions to be used for decision making.
•	Fees for valuation services are not contingent upon the conclusion of value or the completion of a transaction.

BIOSKETCH
DOUGLAS K. SOUTHARD, DBA, CFA

PROFESSIONAL BACKGROUND
Founder and Principal, Southard Financial, Memphis TN (1987-present)
Partner, Mercer Capital Management, Inc., Memphis TN (1984-87)
Consulting Associate, Mercer Capital Management, Inc., Memphis TN (1983-84)
Principal, Douglas K. Southard, Financial Consultant, Memphis TN (1982-83)

EDUCATIONAL AND PROFESSIONAL CREDENTIALS
Doctor of Business Administration, Indiana University, 1981
Master of Business Administration, Indiana University, 1976
Bachelor of Arts, Southwestern at Memphis (now Rhodes College), 1975
Chartered Financial Analyst, CFA Institute, 1987

ACADEMIC POSITIONS HELD
Assistant Professor of Finance, Rhodes College (formerly Southwestern at Memphis)
Assistant Professor of Finance, Virginia Polytechnic Institute & State University
Lecturer in Finance, Indiana University

RELATED EXPERIENCE
Frequent Speaker, professional organizations, business valuation topics
Expert Witness, business valuation, local, state and federal courts
Board of Directors, Plymkraft, Inc., Newport News, VA
Board of Directors, Columbian Rope Company, Auburn NY
Former Officer, West Tennessee Chapter, American Society of Appraisers

PUBLICATIONS
"Using the Capital Asset Pricing Model to Determine Capitalization Rates: Adjusting for Differences in Financial Structure, " with Severin C. Carlson, Business Valuation Review, June 1991
"Business Valuation Can Serve in Lifetime Planning, " with Z.C. Mercer, Memphis Business Journal, April 1-5, 1985
"Valuation Process Holds Keys to Executive Wealth," with Z.C. Mercer, Memphis Business Journal, March 25-29, 1985
“What IRA's Are Worth," with Z.C. Mercer, The Southern Banker, June 1984

BIOSKETCH
DAVID A. HARRIS, CFA, ASA

PROFESSIONAL BACKGROUND
Principal, Southard Financial, Memphis TN (1990-present)
Founder and Principal, David A. Harris Business Appraiser, Memphis, TN (1990)
Associate, Mercer Capital Management, Inc., Memphis TN (1985-90)
Financial Analyst, Methodist Hospitals of Memphis, Inc. (1983-85)
Cost Analyst, Schering-Plough, Inc., Memphis TN (1982-83)

EDUCATIONAL AND PROFESSIONAL CREDENTIALS
Master of Business Administration, Memphis State University (now University of Memphis), 1982
Bachelor of Arts, Colorado State University, 1979
Accredited Senior Appraiser, American Society of Appraisers, Business Valuation, 1990
Chartered Financial Analyst, CFA Institute, 1989

RELATED EXPERIENCE
Expert Witness, business valuation, local, state, and federal courts
Co-Author, "The Perils of Excess," with Z. C. Mercer, ABA Banking Journal, October 1987

PROFESSIONAL/COMMUNITY SERVICE
President, Memphis Branch of the West Tennessee Chapter, American Society of Appraisers (2007-09)
Vice President, Memphis Branch of the West Tennessee Chapter, American Society of Appraisers (2003-07)
Board of Directors, Beth Sholom Synagogue (2002-07);Executive Committee (2003-07); Secretary (2003-04); Treasurer (2004-07)
Treasurer and Troop Committee Member, Boy Scout Troop 25 (2002-06)
Board of Directors, National Kidney Foundation of West Tennessee (2000-02)
Chairman, Cadillac Invitational Benefiting the National Kidney Foundation (1998-02)
Advisory Committee, Special Kids and Families, Inc. (1998-99)
President, West Tennessee Chapter, American Society of Appraisers (1994-95)
Vice President, West Tennessee Chapter, American Society of Appraisers (1993-94)
Board of Directors, Solomon Schechter Day School of Memphis, Inc. (1993-94)
Vice President, Sea Isle Park Neighborhood Association, Memphis TN (1992-96)
Board of Directors, Sea Isle Park Neighborhood Association, Memphis TN (1990-96)
President, West Tennessee Chapter, American Society of Appraisers (1990-91)
Business Liaison, Junior Achievement of Memphis TN (1984-85)

BIOSKETCH
MATTHEW L. JAKES, CFA

EDUCATIONAL AND PROFESSIONAL CREDENTIALS

   Bachelor of Arts, Rhodes College, 2006
      Economics & Business Administration, cum laude
   Chartered Financial Analyst, CFA Institute, 2010

PROFESSIONAL BACKGROUND

   Financial Analyst, Southard Financial, Memphis TN (2006-present)

RELATED EXPERIENCE

    Internship, Southard Financial, Memphis TN (2006)
   Internship, Morgan Keegan & Company, Inc., Memphis TN (2005)
   Internship, Mercer Capital Management, Inc., Memphis TN (2005)

OTHER MEMBERSHIPS/POSITIONS

   Omicron Delta Epsilon, Economics Honor Society, Rhodes College (2005-06)
   Chi Alpha Sigma, Athletic Honor Society, Rhodes College (2005-06)
   Captain, Rhodes College Basketball, (2005-06)
   Member, CFA Institute

APPENDIX C

ECONOMIC OUTLOOK

1. GENERAL ECONOMIC CONDITIONS

Many economic commentators noted that the U.S. economy lost momentum in the second quarter as consumers remained frugal and the cycle of restocking by businesses began to slow. The gross domestic product (GDP), the broadest measure of the U.S. economy, grew at an annual rate of 2.4% in the second quarter of 2010. This comes after an upwardly revised rate of 3.7% in the first quarter and 5.0% in the fourth quarter of 2009.

"This solid rate of growth indicates that the process of steady recovery from the recession continues," said Christina Romer, chair of the White House Council of Economic Advisers, in a statement.

"Nevertheless, faster growth is needed to bring about substantial reductions in unemployment," Romer added. "Much work clearly remains to be done before the U.S. economy is fully recovered."

"The economy has now grown for four straight quarters—a year of growth that began almost exactly with the disbursement of Recovery Act funds," says Josh Bivens, chief economist at the Economic Policy Institute. "Yet, today's [the second quarter] numbers show that this growth is now decelerating. The Recovery Act will provide very little boost going forward."

This quarter, the government released revised GDP numbers for the past three years, which showed that the recession was worse than previously thought. Annual growth rates for 2007, 2008 and 2009 were all revised lower.

Economists say growth was strong in April and May, but hit a rough patch in June—leaving many with feeling that the economy is going into the second half with little momentum.

The Wall Street Journal noted that GDP growth in the second quarter was bolstered by several factors that are likely to be temporary. Spending by state and local governments added to growth this quarter, but that is likely to fade as governments grapple with budget gaps and federal stimulus dollars begin to fade away. Inventory growth contributed just more than one percentage point to GDP. This is less than half the contribution it made in the first quarter of 2010 and the fourth quarter of 2009. Inventory building—the result of companies moving to restock shelves depleted during the deep recession—has been a driver in the previous two quarters. The slower second-quarter pace suggests that the restocking cycle is at or near its end.

"It suggests less growth in the second half," said Ben Herzon, an economist at St. Louis Forecasting firm Macroeconomic Advisers.

Nigel Gault, chief U.S. economist at IHS Global Insight, said the subdued consumer spending, pressured by high unemployment, debt and a lack of income and credit access, could lead to slower growth—or even another downturn.

"People are continuing to cut back, and that could mean that third-quarter growth will be the worst since the end of the recession," Gault said. "The slowing growth path leaves the possibility of a double-dip recession on the table."

Gault believes that this quarter’s significant increases in housing and government spending are only temporary and will likely reverse into declines in the next quarter.

"The post-recession rebound is history," said Bart van Ark, chief economist at the Conference Board.

"We don't foresee a double dip," continued van Ark, "but we do expect growth to slow even more markedly." He speculates the annualized growth rate will be 1.6% for the second half of the year.

1.1 GROSS DOMESTIC PRODUCT

The U.S. Department of Commerce reported that the nation's economy—as indicated by the GDP—increased at an annual rate of 2.4% in the second quarter.  This was the fourth straight quarter of economic growth.  The economy grew at a (revised) 3.7% annualized rate last quarter and 5.0% in the fourth quarter of 2009. The GDP is the total market value of goods and services produced in the U.S. economy, and is generally considered the most comprehensive measure of economic growth.

The increase in second quarter real GDP primarily reflected positive contributions from:

•	nonresidential fixed investment;
•	exports;
•	personal consumption expenditures;
•	private inventory investment;
•	federal government spending; and
•	residential fixed investment.

The deceleration in second quarter real GDP primarily reflected:

•	an acceleration in imports; and
•	a deceleration in private inventory investment.

Although both imports and exports grew this quarter, imports grew faster, resulting in a negative 2.78 percentage point contribution to the real GDP.

Despite this quarter’s growth, the economy contracted by 2.6% in 2009. The economy grew by 0.0% and 1.9% in 2008 and 2007, respectively.

1.2 CONSUMER SPENDING

Consumer spending grew at a rate of 1.6% during the second quarter of 2010. This is less growth than the previous quarter, where spending grew at a rate of 1.9%. Consumer spending—also referred to as personal consumption—accounts for approximately 70% of the U.S. GDP. Consumer spending has grown for four consecutive quarters.

Consumer spending on durable goods—items meant to last three or more years—increased at a rate of 7.5% this quarter, compared with an increase of 8.8% in the previous quarter. Consumer spending on durable goods declined 3.7% in 2009, after decreasing 5.2% in 2008 and increasing 4.2% in 2007.

Consumer spending on nondurable goods—items such as food and gasoline—increased 1.6% this quarter, compared with an increase of 4.2% last quarter. Consumer spending on nondurable goods decreased by 1.2% in 2009, after decreasing 1.1% in 2008 and increasing 2.0% in 2007.

Service expenditures grew at a rate of 0.8% in the second quarter after increasing 0.1% in the previous quarter.  Consumer spending on services declined 0.8% in 2009, compared with increases of 0.9% in 2008 and 2.2% in 2007.

This quarter’s growth in consumer spending contributed 1.15 percentage points to the second-quarter GDP.  This compares with a contribution of 1.33 percentage points to the GDP in the previous quarter, and 0.69 percentage points to the GDP in the fourth quarter of 2009.

Consumer spending declined by 1.2% in 2009 and 0.3% in 2008, but grew by 2.4% in 2007.

According to the U.S. Department of Commerce, total retail and food service sales increased 1.0% during the second quarter after increasing 1.9% during the first.  Total retail and food service sales are up 6.8% from this time one year ago. Automobile and parts sales grew 2.7% during the second quarter, compared to a 1.1% increase in the first. Automobile and parts sales are up 11.5% from this time one year ago. Gasoline station sales decreased 1.3% in the second quarter after growing 4.4% last quarter.  Gasoline station sales are up 19.7% from this time one year ago.

Food and beverage store sales declined 0.4% this quarter after increasing 1.2% last quarter. Food and beverage store sales are up 2.0% from this time one year ago.

1.3 GOVERNMENT SPENDING

Total government spending increased at a rate of 4.4% in the second quarter. Government spending fell 1.6% last quarter and 1.4% in the fourth quarter of 2009. This quarter’s growth in government spending made a 0.88 percentage point contribution to the second-quarter GDP. The previous quarter’s decline in government spending had a negative 0.32 percentage point effect on the first-quarter GDP. Total government spending grew by 1.6% in 2009, 2.8% in 2008, and 1.3% in 2007.

Federal government spending increased at a rate of 9.2% in the second quarter, after increasing 1.8% in the previous quarter. Federal government spending grew by 5.7% in 2009, after growing 7.3% in 2008 and 1.2% in 2007.

National defense spending increased at a rate of 7.4% this quarter, after increasing 0.4% in the previous quarter.  National defense spending grew by 5.4% in 2009, following growth of 7.5% in 2008 and 2.2% in 2007.

State and local government spending grew by 1.3% in the second quarter, ending three consecutive quarterly declines. State and local government spending decreased by 3.8% in the previous quarter. State and local government spending declined 0.9% in 2009, after growing 0.3% in 2008 and 1.4% in 2007.

1.4 FIXED INVESTMENTS

Business spending, also known as nonresidential fixed investment, grew at a rate of 17.0% in the second quarter. This is the second straight quarter of growth. Business spending increased at a rate of 7.8% in the first quarter, but decreased 1.4% in the fourth quarter of 2009.  Business spending declined by 17.1% in 2009, after growing 0.3% in 2008 and 6.7% in 2007.

Business spending on structures (nonresidential structures) grew at an annual rate of 5.2% in the second quarter. This growth was the first in eight quarters. Business spending on structures decreased at a rate of 17.8% in the previous quarter and 29.2% in the fourth quarter of 2009. Business expenditures on equipment and software increased at an annual rate of 21.9% in the second quarter—the fifth consecutive quarterly increase.

Residential fixed investment, often considered a proxy for the housing market, increased at an annual rate of 27.9% during the second quarter. This quarter’s increase in residential fixed investment made a 0.59 percentage point contribution to the second-quarter GDP. This comes after decreases of 12.3% in the previous quarter and 0.8% in the fourth quarter of 2009. Residential fixed investment declined 22.9% in 2009, following decreases of 24.0% in 2008 and 18.7% in 2007.

1.5 BUSINESS INVENTORIES

Although business investments in inventories rose in the second quarter, it was at a decreasing rate when compared to the two previous quarters. The change in real private inventories contributed 1.05 percentage points to the second-quarter GDP, compared with a contribution of 2.64 percentage points to the first-quarter GDP. Private businesses increased inventories $75.7 billion in the second quarter, following an increase of $44.1 billion in the first quarter and a decrease of $36.7 billion in the fourth.

 1.6 TRADE DEFICIT

The trade deficit increased at a seasonally adjusted annual rate of $518.2 billion in the second quarter. The trade deficit provided a negative contribution to the second-quarter GDP, subtracting 2.78 percentage points.

Exports grew at an annual rate of 10.3% in the second quarter and 11.4% in the previous quarter. Exports declined 9.5% in 2009, compared with increases of 6.0% in 2008 and 9.3% in 2007.

Foreign imports, which are a subtraction in the calculation of GDP, increased at an annual rate of 28.8% during the second quarter, after increasing 11.2% in the previous quarter.  Imports decreased 13.8% in 2009, after decreasing 2.6% in 2008 and increasing 2.7% in 2007.

The Bureau of Labor Statistics reported that the U.S. Import Price Index decreased 1.3% in June—the largest monthly decline since January 2009. A 1.5% drop in nonfuel industrial supplies and materials was the largest contributor to the June decline, while prices for consumer goods, foods, feeds, beverages, and capital goods also decreased. The decrease in June followed a 0.5% drop in May and a 1.1% increase in April. Despite the recent declines, import prices advanced 4.5% over the last 12 months. Prices for U.S. imports trended up over most of 2009, rising 8.6% for the year.

The U.S. Export Price Index decreased 0.2% in June after increasing 0.6% in May and 1.1% in April. Most of June’s decline was attributable to falling nonagricultural prices, although agricultural prices also declined. Export prices have increased in six of the last eight months. The U.S. Export Price Index has increased 4.3% over the last 12 months. The U.S. Export Price Index increased 3.4% in 2009 after declining 2.9% in 2008.

The U.S. Import and U.S. Export Price Indexes measure the change over time in the prices of goods or services purchased from abroad by U.S. residents (imports) or sold to foreign buyers by U.S. residents (exports).

2. CONSUMER PRICES AND INFLATION RATES

Inflationary pressures remained tame during the second quarter. The Federal Open Market Committee (FOMC) stated in their most recent press release that they expect inflation to “remain subdued for some time.”

According to the U.S. Department of Commerce, the price index for gross domestic purchases increased 0.1% in the second quarter. The price index for gross domestic purchases measures prices paid by U.S. residents. In the first quarter, the index increased 2.1%. Excluding food and energy prices, the price index for gross domestic purchases increased by 0.9% in the second quarter, compared with an increase of 1.6% in the previous quarter.

The U.S. Department of Labor reported that the Producer Price Index for Finished Goods fell 0.5% (seasonally adjusted) in June. In June, over eighty percent of the 0.5% decrease in the finished goods index was attributed to prices for consumer foods, which fell 2.2%. The Producer Price Index for Finished Goods measures inflationary pressures before they reach consumers. June’s drop followed declines of 0.3% in May and 0.1% in April.  On an unadjusted basis, prices for finished goods have risen 2.8% over the last 12 months 2010.

The costs of intermediate goods decreased by 0.9% in June—the first decline since July 2009. The cost of intermediate goods increased 0.4% in May and 0.8% in April.  On a 12-month basis, prices for intermediate goods climbed 6.4%. Finished goods prices, other than food and energy, increased 0.1% in June, after increasing by 0.2% in May and 0.2% in April.  Finished consumer food prices decreased by 2.2% in June after decreasing 0.6% in May and 0.2% in April.

The U.S. Department of Labor reported that the Consumer Price Index for All Urban Consumers declined 0.1% (seasonally adjusted) in June. The index declined 0.2% in May and 0.1% in April. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Over the last 12 months, the index increased 1.1% before seasonal adjustment. The index decreased 0.4% in 2009 after increasing 3.8% in 2008 and 2.8% in 2007.

3. ENERGY PRICES

As reported by the Energy Information Administration (EIA), the spot price for a barrel of West Texas Intermediate (WTI) crude oil was $75.59 at the end of the second quarter. This is a decrease from $83.45 per barrel at the end of first quarter and $79.39 at the end of the fourth quarter of 2009. A year ago, the price for a barrel of WTI crude oil was $69.82.

During May, the prices of crude oil fluctuated considerably. The WTI spot price hit a high of $86 per barrel on May 3, before dropping to a low of $65 and finally finishing the month at $74. Some market analysts believe the uncertainty surrounding the global economic recovery—principally with respect to Europe’s debt crisis and the tightening of credit by China—and liquidation of futures contracts contributed to the crude price decline.

The EIA projects that WTI crude oil spot prices will average $79 per barrel this year and $83 per barrel in 2011.

The regular retail gas price (conventional areas) was $2.71 per gallon at the end of the second quarter. This is down from $2.77 per gallon at the end of the first quarter but up from $2.56 per gallon at the end of the fourth quarter of 2009.  A year ago, the regular retail gas price was $2.59 per gallon.

The EIA forecasts that regular-grade gasoline retail prices will average $2.79 per gallon during this summer’s driving season (the period between April 1 and September 30), up from $2.44 per gallon last summer.

The EIA expects the Henry Hub natural gas spot price to average $4.49 per million
Btu (MMBtu) in 2010, a $0.54-per-MMBtu increase over the 2009 average. The EIA expects the Henry Hub spot price to average $5.06 per MMBtu in 2011.

The EIA predicts that the annual average residential electricity price will average 11.6 cents per kilowatthour (kWh) in 2010, up slightly from 11.5 cents per kWh in 2009. They expect the price to rise to 11.9 cents per kWh in 2011.

Estimated U.S. carbon dioxide (CO2) emissions from fossil fuels, which declined by 7.0% in 2009, are expected to increase by 2.9% and 1.4% in 2010 and 2011, respectively, as economic growth spurs higher energy consumption.

4. INTEREST RATES

The Federal Open Market Committee (FOMC or the “Committee”) met three times during the second quarter of 2010, issuing two statements on their target for the federal funds rate.  The federal funds rate is the interest rate at which a commercial bank lends immediately available funds in balances at the Federal Reserve to another commercial bank.

At their first meeting this quarter (April 28), the FOMC decided to keep the target for the federal funds rate unchanged at a range of 0% to 0.25%. The press release stated that economic activity continues to strengthen and the labor market is beginning to improve. Although household spending increased, the FOMC found that it is still constrained by high unemployment, modest income growth, lower housing wealth, and tight credit. Although business spending on equipment and software had risen significantly, employers remain reluctant to add to payrolls. The FOMC also noted that housing starts have increased, though they remain at depressed levels. The FOMC stated that bank lending has continued to contract, but conditions in the financial markets remained supportive of economic growth. The Committee also expected inflation to remain subdued for some time.

At their last scheduled meeting this quarter (June 23), the FOMC again left the target for the federal funds rate unchanged at 0% to 0.25%.  Things began on a positive note as the Committee stated that the economic recovery is proceeding and that the labor market is improving gradually. The Committee also noted that household spending continues to increase, but remains constrained by high unemployment, modest income growth, lower housing wealth, and tight credit. Housing starts continue to remain at a “depressed level” and bank lending continues to contract. The FOMC went on to declare that:

Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad. Bank lending has continued to contract in recent months. Nonetheless, the Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of economic recovery is likely to be moderate for a time.

The Committee continued to expect that inflation would remain subdued. The next meetings of the FOMC are scheduled for August 10 and September 21, 2010.

During the second quarter of 2010, the Board of Governors of the Federal Reserve left the discount rate unchanged at 0.75%.  The discount rate is the interest rate a commercial bank is charged to borrow funds, typically for a short period, directly from a Federal Reserve Bank.  The board of directors of each Reserve Bank establishes the discount rate every 14 days, subject to the approval of the Board of Governors.

5. UNEMPLOYMENT AND PERSONAL INCOME

The U.S. Department of Labor reported that unemployment—which began the second quarter at 9.7%—dropped to 9.5% by the end of the quarter. Unemployment hit 9.9% in April, before dropping to 9.5% in June. At the start of the recession in December 2007, the unemployment rate was about 4.9%. The long-term unemployed (those jobless for 27 weeks or more) made up 45.5% of unemployed persons at the end second quarter of 2010.

“Contrary to the often-made claim that the near-term economic future is ‘uncertain,’ today’s report [the second quarter report] provides near certainty that very high unemployment rates will—absent aggressive action by policymakers—plague the economy for years to come,” said Josh Bivens, chief economist for the Economic Policy Institute.

Job growth continued in mining and logging, manufacturing, wholesale trade, professional and business services, education and health services, temporary help services, leisure and hospitality, and government. Job losses this quarter occurred in construction, retail trade, and financial activities.

The U.S. Department of Labor reported that average hourly earnings for production and nonsupervisory employees increased to $19.00 in the second quarter, up from $18.90 in the previous quarter.  Average hourly earnings for all employees increased to $22.53 in the second quarter from $22.47 in the previous quarter. Average weekly earnings for all employees increased to $768.27 in the second quarter, up from $763.98 in the previous quarter.

The U.S. Department of Commerce reported that current-dollar personal income increased $123.9 billion (4.1%) in the second quarter, compared with an increase of $122.8 billion (4.1%) in the first.

Personal current taxes increased $1.3 billion in the second quarter, compared with an increase of $19.6 billion in the first.

Disposable personal income increased $122.6 billion (4.4%) in the second quarter, compared with an increase of $103.3 billion (3.8%) in the first. Real disposable personal income increased 4.4% this quarter, compared with an increase of 1.7% last quarter.

Personal outlays increased $36.6 billion (1.4%) in the second quarter, compared with an increase of $98.2 billion (3.8%) in the first. Personal saving—disposable personal income less personal outlays—was $707.1 billion in the second quarter, compared with $621.1 billion in the first. The personal saving rate—saving as a percentage of disposable personal income—was 6.2% in the second quarter, compared with 5.5% in the first.

6. CONSUMER CONFIDENCE AND SENTIMENT

The Conference Board Consumer Confidence Index®, which had increased in both April and May, dipped in June. The Conference Board, which surveys 5,000 households, reported that its Consumer Confidence Index stood at 54.3 in June—down from 62.7 in May and 57.7 in April.  The index did finish the second quarter above its reading of 52.3 at the end of the first quarter. This Index is still well up from an all-time low of 25.3 seen during the first quarter of 2009. The Consumer Confidence Index is an indicator designed to measure consumer confidence, which is the degree of optimism on the state of the economy that consumers are expressing through their activities of saving and spending.

A month-on-month decreasing trend in the Consumer Confidence Index suggests consumers have a negative outlook on their ability to secure and retain good jobs, whereas a rising trend in consumer confidence indicates improvements in consumer buying patterns. Opinions on current conditions make up 40% of the index (the Present Situation Index), with expectations of future conditions comprising the remaining 60% (the Expectations Index).

Says Lynn Franco, Director of The Conference Board Consumer Research Center:

“Consumer confidence, which had posted three consecutive monthly gains and appeared to be gaining some traction, retreated sharply in June. Increasing uncertainty and apprehension about the future state of the economy and labor market, no doubt a result of the recent slowdown in job growth, are the primary reasons for the sharp reversal in confidence. Until the pace of job growth picks up, consumer confidence is not likely to pick up.”

The University of Michigan’s Consumer Sentiment Index reported a reading of 76.0 in June, which is up from a reading of 73.6 at the end of pervious quarter. The index dipped slightly in April (72.2), before increasing in both May (73.6) and June (76.0). The June 2010 reading is up significantly from the end of first quarter of 2009, where the reading was 57.3. The Michigan sentiment survey is based on telephone interviews on personal finances, business conditions, and buying conditions with over 500 Americans across the country.

7. STOCK MARKETS AND VOLATILTY

Volatility returned to the financial markets in the second quarter, driving investors out of stocks and sending them into defensive instruments, primarily U.S. Treasurys and gold. The Dow Jones Industrial Average closed the quarter at a new low for the year, and The Wall Street Journal noted that the turn of events marks a sharp reversal in the risk rally that began last March. They also pointed out that the “escalation of the tumult bears resemblance to the path of the 2008 financial crisis.” Now, the question seems to be when the renewed bout of heightened fear will end.

“A huge amount of confidence was pulled out of the market during this period,” says John Brynjolfsson, investment chief at hedge fund Armored Wolf.

The Wall Street Journal finds that the “challenge for investors is that the worries span the range of economic, fiscal and regulatory issues—none of which are likely to be resolved overnight.”

Robert Sinche, chief strategist at hedge-fund manager Lily Pond Capital Management, thinks the new quarter will not bring much relief. "There's going to be a lot more uncertainty over the next couple months," he says.

Barry Knapp, strategist at Barclays Capital, will be taking his cues from the labor market and weekly jobless claims. By March, claims had dropped about one-third from their peak, but that improvement stalled.

"If jobless claims were to resume their downtrend…that would be a big plus for the capital markets," Knapp says. Knapp argues that the recent softness in U.S. economic data reflects a normal easing off in the pace of the recovery after its initial surge last year. He believes the worries about Europe dragging down the global economy to be blown out of proportion, saying, “I don't think anybody was buying into Europe being an engine of growth.”

The Chicago Board Options Exchange Volatility Index (VIX)—a popular volatility measure—began the second quarter at 17.47 and ended at 34.54. In May, the index spiked to 45.79, showing renewed tumult in the market. The VIX represents the implied volatility of 30-day options on the Standard & Poor’s 500 stocks and has been termed by some as the “fear gauge.” Accordingly, the VIX represents the expected volatility of the market, as represented by the S&P 500. Stock market professionals use the VIX to gauge investor sentiment. Investopedia says the following: “VIX values greater than 30 are generally associated with a large amount of volatility as a result of investor fear or uncertainty, while values below 20 generally correspond to less stressful, even complacent, times in the markets.” For comparison, since its inception in 1990, the VIX has had a value over 80 for only two days, October 27, 2008 and November 20, 2008.  It has also been over 50 for only 56 closing days—all occurring after October 6, 2008.  The VIX went below 40 on April 8, 2009 and had not been over that mark until May 2010.

The Dow Jones Industrial Average (Dow), an index of 30 of the largest and most widely held public companies in the United States, started the second quarter of 2010 at 10,856.63 and finished at 9,774.02, for a loss of 10.0%. This ended the Dow's prior four consecutive quarterly gains. The Dow’s best month this quarter was April, where it gained 1.4%, and its worst month was May, where it lost 7.9%.  The Dow is down 6.3% for the year. By of the end of the second quarter, the Dow had climbed 49.3% since its five-year low of 6,547.05 on March 9, 2009, but ended 31.0% below its five-year high of 14,164.53 on October 9, 2007.

The Nasdaq Composite Index (Nasdaq), consisting mainly of high-tech stocks, started the second quarter at 2,397.96 and finished at 2,109.24, reflecting a loss of 12.0%.  This follows last quarter’s gain of 5.7%. The index’s best month this quarter was April, where it gained 2.6%, and its worst month was May, where it lost 8.3%. The Nasdaq is down 7.0% for the year.   The Nasdaq ended this quarter 26.2% below its five-year high of 2,859.12 on October 31, 2007, but is still up 66.3% above its five-year low of 1,268.64 on March 9, 2009.

The S&P 500, consisting of a representative sample of 500 leading companies of the U.S. economy and commonly viewed as a proxy for the market, started the second quarter at 1,169.43 and finished at 1,030.71, for a loss of 11.9%.  This comes after last quarter’s gain of 4.9%.  The index’s best month this quarter was April, where it gained 1.5%, and its worst month was May, where it lost 8.2%. The S&P 500 is down 7.6% for the year. The S&P 500 ended the quarter 34.1% below its five-year high of 1,565.15 on October 9, 2007, but is up 52.4% since its five-year low of 676.53 on March 9, 2009.

The Dow Jones Wilshire 5000 Index, which consists of almost all publicly traded companies based in the U.S., started the second quarter at 12,161.0 and ended it at 10,750.0, posting a loss of 11.6%.  This comes after last quarter’s gain of 5.8%. The index’s best month this quarter was April, where it gained 2.0%, and its worst quarter was May, where it lost 8.1%. The Dow Jones Wilshire 5000 is down 6.5% year-to-date. The index ended the second quarter 56.7% above its five-year low of 6,858.40 on March 9, 2009, but finished the quarter 32.0% below its five-year high of 15,819.00 on October 11, 2007.

The Russell 2000 Index, which consists of small stock issues, started the second quarter at 678.64 and ended it at 609.49, for a loss of 10.2%. This follows last quarter’s gain of 8.5%. The Russell 2000 is down 2.5% year-to-date. The index’s best month this quarter was April, where it gained 5.6%, and its worst month was June, where it lost 7.9%. The Russell 2000 ended this quarter 28.8% below its five-year high of 855.77 on July 13, 2007, but is 77.6% above its five-year low of 343.26 on March 9, 2009.

8. BOND MARKETS

With the increased volatility in the stock markets, investors flocked to investments seen as safe havens, such as U.S. Treasurys. This caused U.S. Treasury prices to rise sharply, driving down yields. The yield on the U.S. Treasury 10-year note finished the quarter at 2.97%, down from 3.84% at the end of March.  The Wall Street Journal referred to Treasurys as “one of the best-performing asset classes” in the second quarter. The Wall Street Journal also reported that the gap between investment-grade bonds and U.S. Treasurys rose to more than 2 percentage points from 1.5 in late April, according to Bank of America Merrill Lynch indexes. Junk bonds saw their biggest rally in history come to an abrupt end, with spreads over Treasurys jumping to more than 7 percentage points from around 5.5.

The five-year Treasury ended the second quarter with a yield of 1.79%, down from 2.55% at the end of the previous quarter.  The 30-day T-bill yield was at 0.17% at the end of the second quarter, up from 0.15% at the end of last quarter.

The 10-year Treasury bond yield was 2.97% at the end of the second quarter, down from a yield of 3.84% at the end of the previous quarter.  At the end of the second quarter, the 20-year Treasury bond yield was 3.74%, compared with 4.55% at the end of the previous quarter.

For corporate bonds, Moody’s seasoned Aaa and Baa ended the second quarter with a yield of 4.66% and 6.05%, respectively, compared with yields at the end of last quarter of 5.32% and 6.31%.

The prime lending rate was 3.25% at the beginning of the second quarter and remained there through the end of June.  The discount window (primary credit) remained at 0.75% during the second quarter.

9. CONSTRUCTION

According to the U.S. Department of Commerce, privately-owned housing starts in June were at a seasonally adjusted annual rate of 549,000. This figure is 5.0% below the May rate of 578,000 and 5.8% below the June 2009 rate of 583,000.  Single-family homes were started at an annual rate of 454,000 units in June, down 0.7% from the May figure of 457,000.

Building permits for privately-owned housing units, a better leading indicator of demand for new homes, were at a seasonally adjusted rate of 586,000 in June. This figure is 2.1% above the May rate of 574,000, but 2.3% below the June 2009 rate of 600,000. Building permits for single-family housing units were at a rate of 421,000 in June. This figure is 3.4% below the May figure of 436,000.

Overall spending on new construction during June 2010 was at a seasonally adjusted annual rate of $836.0 billion. This figure is 0.1% above the May rate of $834.8 billion. The June 2010 figure is 7.9% below the June 2009 figure of $907.7 billion. During the first six months of this year, construction spending amounted to $389.6 billion, 11.2% below the $438.7 billion for the same period in 2009.

Spending on private construction was at a seasonally adjusted annual rate of $527.6 billion in June. This figure is 0.6% below the May rate of $530.9 billion. The amount spent on private construction was $621.8 billion in 2009, 18.8% below the $766.2 billion spent in 2008. Private residential construction was at a rate of $258.3 billion in June—0.8% below the May rate of $260.3 billion. The amount spent on private residential construction was $252.2 billion in 2009, down 28.0% from the 2008 figure of $350.1 billion.

10. MANUFACTURING

The Federal Reserve published that industrial production rose 0.1% in June after rising 1.3% in May and 0.3% in April.  Industrial production is the total output of factories and mines in the U.S.  During the second quarter, total industrial production grew at an annual rate of 6.6%, compared with an annual rate of 7.0% in the first. Industrial production dropped 3.8% in 2009, after declining 7.6% in 2008.

Manufacturing grew at an annual rate of 7.9% in the second quarter, up from a rate of 6.1% in the first. Manufacturing decreased 4.1% in 2009, after declining 10.0% in 2008.

Capacity utilization increased to 71.3% during the second quarter, up from 70.0% during the first quarter. Capacity utilization is the percentage of production capacity manufacturers actually use. Capacity utilization averaged 67.2% for 2009, down from 75.0% in 2008 and 79.6% in 2007.

The U.S. Census Bureau reported that new orders for manufactured durable goods in June decreased $2.0 billion (1.0%) to $190.5 billion. This followed a 0.8% May decrease. Excluding transportation, new orders decreased 0.6%. Excluding defense, new orders decreased 0.7%. Transportation equipment, down four of the last five months, had the largest decrease, $1.1 billion or 2.4% to $45.9 billion. This was due to nondefense aircraft and parts, which decreased $1.8 billion.

The Institute for Supply Management reported that its monthly Manufacturing Index was at 56.2 at the end of the second quarter.  This is down from a 59.6 reading at the end of the first quarter, but is up from a 54.9 reading at the end of the fourth quarter of 2009. Any reading above 50.0 suggests growth, whereas a reading below 50.0 indicates contraction.

11. REAL ESTATE

Economic growth and a recovering job market are typically good news for housing, though the reports were bittersweet this quarter. Although the economy continued to grow, it did so at an ever-decreasing rate.  Unemployment fluctuated in the second quarter, ending only 0.2 percentage points better than last quarter. Housing starts displayed two consecutive months of declines in May and June, and the rate of building permits this quarter was down from last quarter.

Homeownership Rates, Homeowner Vacancy Rates, and Rental Vacancy Rates

Selma Lewis, research economist with the National Association of Realtors®, reported that the national homeownership rate in the second quarter 2010 was at 66.9%—the same as the homeownership rate in the fourth quarter of 1999. Since reaching its peak in the second quarter of 2004 when it was 69.2%, the national homeownership rate has been slowly falling. Between the first and second quarters of 2010, the homeownership rate fell 0.2 percentage points.

Lewis went on to note that the national homeowner vacancy rate was 2.5% in the second quarter of 2010. Between the first and second quarter of 2010, the homeowner vacancy rate decreased from 2.6% to 2.5%. However, from a year ago, the national vacancy rate is unchanged. Over the past decade and a half, the homeowner vacancy rate ranged between 1.5% and 2.7%. It reached its peak of 2.9% in first quarter 2008.

The national rental vacancy rate was 10.6% in the second quarter of 2010, indicating that one out of ten rental units is vacant. This is below the 11.1% peak in the third quarter of 2009. The first two quarters of 2010 have not seen any change in the rental vacancy rate.

Mortgage Bankers Association®

The Mortgage Bankers Association® (MBA) reported that they see slower growth ahead, pointing to the deceleration of GDP growth. They find that data from the housing industry has revealed huge declines in housing sales and starts, building permits, and applications for loans to purchase homes. Regardless, they expect housing starts and existing home sales to increase over time (see chart below).

National Association of Realtors®

The National Association of Realtors® (NAR) reported that pending home sales have edged down and that near-term sales were notably lower in comparison to the spring surge when buyers rushed to take advantage of the home buyer tax credit.

NAR’s Pending Home Sales Index, a forward-looking indicator, declined 2.6% to 75.7 in June from 77.7 in May. The June 2010 figure of 75.7 is 18.6% below June 2009 when it was 93.0. The data reflects contracts and not closings, which normally occur with a lag time of one or two months.

The Pending Home Sales Index (PHSI) is an indicator for the housing sector, based on pending sales of existing homes. A sale is listed as pending when the contract has been signed but the transaction has not closed, though the sale usually is finalized within one or two months of signing. There is a closer relationship between annual index changes (from the same month a year earlier) and year-ago changes in sales performance than with month-to-month comparisons. An index of 100 is equal to the average level of contract activity during 2001, which was the first year to be examined as well as the first of five consecutive record years for existing-home sales.

The PHSI in the Northeast dropped 12.2% to 58.8 in June—this is 25.4% lower than June 2009. In the Midwest, the index fell 9.5% to 64.1, which is 27.8% lower than a year ago. Pending home sales in the South rose 3.7% to an index of 85.8, but are 13.3% below June 2009. In the West, the PHSI slipped 0.2% to 85.1, but is 14.2% below a year ago.

Lawrence Yun, NAR chief economist, expects fewer home sales in the short term.

“There could be a couple of additional months of slow home-sales activity before picking up later in the year, provided the job market continues to improve. Over the short term, inventory will look high relative to home sales. However, since home prices have come down to fundamentally justifiable levels, there isn’t likely to be any meaningful change to national home values. Some local markets continue to show strengthening prices.”

Yun expects mortgage interest rates to remain historically low for the remainder of the year, with very modest growth in employment. “We really need to see stronger job creation to have a meaningful recovery in the housing markets,” he added.

National Association of Real Estate Investment Trusts®

Investment returns for properties, as measured by the National Association of Real Estate Investment Trusts® (NAREIT), did not fare well towards the end of the quarter (with the exception of Home Financing). After seeing gains early on, sharp declines occurred in both May and June.

Although the returns for Equity REITs were down in 2007 and 2008, the index posted a gain of 28.0% in 2009.

National Council of Real Estate Investment Fiduciaries

Property index returns, as measured by the National Council of Real Estate Investment Fiduciaries (NCREIF), were up for the quarter. Of the property type indexes, Apartments posted the best gain, followed by Offices. Of the regional indexes, the East Region outperformed the others. The NCREIF Property Index (NPI) is a quarterly time series composite total rate of return measure of investment performance of a very large pool of individual commercial real estate properties acquired in the private market for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors - the great majority being pension funds. As such, all properties are held in a fiduciary environment.

12. ECONOMIC OUTLOOK

The economy has now grown for four consecutive quarters, but many economists are now pointing pessimistically at the deceleration in GDP growth. Others point to declines in housing sales, housing starts, and building permit authorizations. The Institute for Supply Management’s Manufacturing Index fell at the end of the second quarter, as did The Conference Board’s Consumer Confidence Index.  Consumer spending, which accounts for approximately 70% of the U.S. GDP, slowed this quarter in comparison to last quarter. The Wall Street Journal noted that the economic data for the second quarter bodes poorly for the rest of the year, and some economists have indicated they would cut their growth estimates for the second half of 2010. Regardless of the slowed growth, the consensus seems that it is merely a loss of momentum—very few believe a double-dip recession will occur.

According to Consensus Economics, Inc., publisher of Consensus Forecasts - USA, the real GDP is forecasted to increase at a seasonally adjusted annual rate of 2.6% in the third quarter of 2010, then at a rate of 2.9% in the fourth.  They forecast real GDP to grow 3.1% in 2010, 3.0% in 2011, and 3.4% in 2012.  In the long term, they predict real GDP to grow by an average annual rate of 2.5% between 2016 and 2019. Every month, Consensus Economics surveys a panel of 27 prominent U.S. economic and financial forecasters for their predictions on a range of variables including future growth, inflation, current account and budget balances, and interest rates.

They also forecasted that unemployment will average 9.7% in 2010, before averaging 9.2% in 2011.

According to the survey, consumer prices will increase 1.7% in 2010, 1.5% in 2011, and 2.2% in 2012.  In the long term, Consensus Forecasts - USA forecasts consumer prices will grow at an average annual rate of 2.3% between 2016 and 2019. They forecast producer prices to increase 3.9% in 2010 and 1.3% in 2011. They also expect real disposable personal income to grow 1.7% in 2010 and 2.6% in 2011.

Interest rates on three-month Treasury bills and 10-year Treasury bonds will rise over the next year, according to the forecasters of Consensus Forecasts - USA.   According to the survey, the three-month Treasury bill rate will rise to 0.3% by the end of 2010, and then to 1.6% by the end of 2011.  They forecast the yield on the 10-year Treasury bond will rise to 3.6% by the end of 2010, before rising to 4.3% by the end of 2011.

The 40 participants in The Livingston Survey released their newest predictions in June. The forecasters, who are surveyed by the Federal Reserve Bank of Philadelphia twice a year, project real GDP to grow at an annual rate of 3.3% between 2Q 2010 and 4Q 2010 (this is up from their previous estimate of 3.0%). They then expect GDP to increase at an annual rate of 3.0% between 4Q 2010 and 2Q 2011. They believe GDP will grow 2.8% annually over the next 10 years.

The survey also noted that forecasts for the unemployment rate have been revised downward for 2010, though unemployment is still expected to remain above 9% into the middle of 2011. The forecasters expect the unemployment rate will decrease to 9.5% by December 2010, down from their previous estimate of 9.9%. They expect unemployment to drop to 9.1% by June 2011.

The forecasters in The Livingston Survey have lowered their predictions for consumer price (CPI) inflation. They expect CPI inflation to average 1.8% in 2010, down from the previous estimate of 2.2%. They predict CPI inflation will be 1.7% in 2011.  Inflation (as measured by the consumer price index) is predicted to average 2.3% over the next 10 years, slightly lower than the forecast of 2.4% estimated in the prior Survey. The Survey expects that producer price (PPI) inflation will average 4.1% in 2010—up from the previous estimate of 2.4%—before averaging 2.4% in 2011.

The forecasters from the Survey have decreased their previous projections for future S&P 500 values.  They expect the S&P to rise to 1,187.69 by the end of 2010 before climbing to 1,243.5 by June 31, 2011.  They believe the S&P will end 2011 at 1,280.0.

DISCLAIMER AND PERMISSION STATEMENT

This Economic Outlook Update™ reflects the general economic conditions at the end of the second quarter of 2010 and was compiled using data available as of June 30, 2010.

All of the contents of the economic outlook section of this valuation report are quoted from the Economic Outlook Update™ 2Q 2010 published by Business Valuation Resources, LLC, © 2010, reprinted with permission. The editors and Business Valuation Resources, LLC, while considering the contents to be accurate as of the date of publication of the Update, take no responsibility for the information contained therein.  Relation of this information to this valuation engagement is the sole responsibility of the author of this valuation report.”

ANNEX D
FAIRNESS OPINION

AMERICAN CONSUMERS, INC.

Rossville, Georgia

Report Dated
February 8, 2011

February 8, 2011

Board of Directors
American Consumers, Inc.
Rossville, Georgia

RE: Fairness Opinion Relative to a Proposed Go-Private Transaction

Directors:

The Board of Directors of American Consumers, Inc. ("ACI" or the “Company”) retained Southard Financial, in its capacity as a financial valuation and consulting firm, to render its opinion of the fairness, from a financial viewpoint, of a proposed go-private transaction (the “Transaction”). The Transaction is for the purpose of substantially reducing the total number of ACI shareholders in order to discontinue registration with the Securities and Exchange Commission. This opinion is issued based on financial data for ACI as of November 30, 2010, the end of the second quarter of ACI’s fiscal year 2011.

Southard Financial is a financial valuation consulting firm specializing in the valuation of closely-held companies and financial institutions. Since its founding in 1987, Southard Financial has provided over 4,000 valuation opinions for clients in 43 states. Southard Financial and its principals have no past, present, or future contemplated financial, equity, or other interest in ACI. Finally, Southard Financial and its principals have no bias or conflict that could cause a question as to their independence or objectivity. Compensation paid to Southard Financial for the opinion is in no way contingent upon the conclusion of the opinion.

APPROACH TO ASSIGNMENT

The key consideration in this opinion is the fairness, from a financial viewpoint, to the unaffiliated shareholders of ACI, including those who will be cashed-out in the Transaction as well as unaffiliated shareholders who will remain as continuing shareholders of ACI following the Transaction. Under the terms of the Transaction, the cashed-out shareholders of ACI will receive cash of $1.00 per share of ACI common stock. The approach to this assignment was to consider the following factors:

▪	A review of the financial performance and position of ACI and the value of its common stock;
▪	A review of the current and historical market prices of shares of ACI;
▪	A review of the investment characteristics of the common stock of ACI;
▪	An evaluation of the impact of the Transaction on the expected return to the current shareholders of ACI; and,
▪	An evaluation of other factors as was considered necessary to render this opinion.

THE PROPOSED TRANSACTION

ACI intends to effect a reverse-forward stock split that would “cash out” all record holders of fewer than 400 shares of ACI stock at $1.00 per share (the “Transaction”). Under the terms of the Transaction, ACI expects to acquire 92,153 shares of its stock, for a total Transaction amount of $92,153. This would leave 657,322 shares outstanding, of which 484,000 shares would be held by ZBR, Inc. and 173,322 would be held by others, including 23,437 shares held by insiders, directors/officers, and family members of the controlling shareholder. The Transaction would result in a reduction in the number of shareholders of record from approximately 749 to approximately 157, thus avoiding future SEC reporting requirements.

White Station Tower ▪ Suite 1925 5050 Poplar Avenue ▪ Memphis, Tennessee 38157 (901) 761-7500 ▪ FAX (901) 761-6045 www.southardfinancial.com

Board of Directors
American Consumers, Inc.

DUE DILIGENCE REVIEW PROCESS

Review of American Consumers, Inc.

Southard Financial reviewed the following information pertaining to ACI:

1.	U.S. Corporation Income Tax Returns of American Consumers, Inc. for the fiscal years ended the Saturday nearest May 31, 2005-10.
2.	Audited financial statements of American Consumers, Inc. for the fiscal years ended the Saturday nearest May 31, 2005-10.
3.	Annual Reports of American Consumers, Inc. for the fiscal years ended the Saturday nearest May 31, 2005-10.
4.	Form 10-Q, United States Securities and Exchange Commission, of American Consumers, Inc. for the fiscal quarter ended November 27, 2010.
5.	Depreciation Schedule of American Consumers, Inc. for the fiscal year ending May 28, 2011.
6.	Market information on trading prices of the common stock of American Consumers, Inc.
7.	Other pertinent information.

Southard Financial visited with the management of ACI. Discussions included questions regarding the current and historical financial position and performance of ACI, its outlook for the future, and other pertinent factors.

Limitations of Analysis

Although discussions with management and supporting documentation give Southard Financial comfort that its due diligence efforts were appropriate, Southard Financial has not conducted a physical examination of all ACI’s properties or facilities and has not obtained or been provided with any formal evaluation of such properties and facilities. Southard Financial has reviewed the financial information and other internal data provided, as well as other publicly available information, and while unable to verify the accuracy and completeness of such data and information, Southard Financial has judged the reasonableness thereof and made certain judgments thereto. The opinion is necessarily based on market, economic and other considerations as they exist on, and can be evaluated as of the date of this letter. Further, Southard Financial is not expressing any opinion as to the actual value of the ACI common stock, or the price at which shares of ACI common stock will trade subsequent to the Transaction.

MAJOR CONSIDERATIONS

Numerous factors were considered in the overall review of the proposed transaction. The review process included considerations regarding ACI and the proposed Transaction. The major considerations are as follows:

American Consumers, Inc.

▪	Historical earnings and dividend payments;
▪	Outlook for future performance, earnings, and dividends;
▪	Economic conditions and outlook in ACI’s markets;
▪	The competitive environment in ACI's markets;
▪	Recent minority stock transactions in ACI common stock; and,
▪	Other such factors as were deemed appropriate in rendering this opinion

Board of Directors
American Consumers, Inc.

The Proposed Transaction

•	The price paid to the cashed-out shareholders of ACI; and,
•	The impact on the investment value to the shareholders not cashed-out in the transaction.

OVERVIEW OF FAIRNESS ANALYSIS

In connection with rendering its opinion, Southard Financial performed a variety of financial analyses. Southard Financial believes that its analyses must be considered as a whole and that considering only selected factors could create an incomplete view of the analyses and the process underlying the opinion. The preparation of a fairness opinion is a complex process involving subjective judgment and is not susceptible to partial analyses. In its analyses, Southard Financial made numerous assumptions, many of which are beyond the control of ACI. Any estimates contained in the analyses prepared by Southard Financial are not necessarily indicative of future results or values, which may vary significantly from such estimates. Estimates of value of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. None of the analyses performed by Southard Financial was assigned greater significance than any other.

Fairness of the Transaction Price - Cashed Out Shareholders

Comparison with Recent Trading Prices in ACI Common Stock

The common stock of ACI is quoted on the Pink Sheets under the symbol “ANCS.PK”. Trading in the Company’s stock is very thin, with only a few small trades in a given year. The chart below shows the trading volume by quarter for the past two years.

It should be noted that in each fiscal quarter there were only a handful of days on which trades occurred. For instance, in the third quarter of ACI’s fiscal 2010 (June 1, 2009 to May 31, 2010) the 9,500 shares traded involved only three trading days.

Board of Directors
American Consumers, Inc.

The chart below shows the average of the high and low bid and ask prices for the stock over the past 11 fiscal quarters of ACI. It also shows the weighted average trading prices for quarters when trades occurred. The chart illustrates the very wide bid/ask spread in recent quarters. The quarters represent the fiscal quarters of ACI ended the Saturday nearest August 31, November 30, February 28, and May 31 of each respective year.

In ACI’s fiscal 2010 (June 1, 2009 to May 31, 2010), 3,800 shares were traded in the first fiscal quarter ended August 31, 2009 at a weighted average price of $0.75 per share (two trading days); 4,600 shares were traded in the second fiscal quarter ended November 30, 2009 at a weighted average price of $0.95 per share (five trading days); and 9,500 shares were traded in the third fiscal quarter ended February 28, 2010 at a weighted average price of $0.67 per share (three trading days). No shares were traded in the fourth quarter of fiscal 2010 (ended May 31, 2010) or in the first two quarters of fiscal 2011 (June 1, 2010 to November 30, 2010).

At the beginning of ACI’s third quarter of fiscal 2011, there were two trades at $1.50 per share: 200 shares on November 29, 2010 and 1,000 shares on January 3, 2011. However, those trading prices represented aberrations from the trading range over the five quarters leading up to the trading dates. It is common in private companies or thinly traded public companies for trading prices to be sporadic and inconsistent, whereas actively traded stocks normally trade in a more consistent range due to the plethora of buyers and sellers (the nature of a public market). For this reason, and given the thinness of the market for the Company’s stock, reliance upon sporadic trades is not appropriate in the determination of fair value.

The Transaction price of $1.00 per share represents a premium of about 50% to the average bid price of the Company’s common stock in fiscal 2010 and the first half of fiscal 2011 ($0.66-$0.68 per share). The Transaction price also represents a premium to the few trades in fiscal 2010 and the first half of fiscal 2011.

Board of Directors
American Consumers, Inc.

Valuation and Comparison with Recent Trading Prices in Guideline Companies

Southard Financial conducted a valuation analysis of the common stock of ACI. That analysis considered the current economic environment, the growth outlook for ACI, the Company’s competitive position, and expected future cash requirements, among other factors. The analysis indicated a value per share that is significantly below the proposed transaction price (in the range of $0.75-$0.85 per share). Based on the stated price of $1.00 per share, the Transaction represents the following pricing ratios:

Price/Book Value Ratio ($1.20 per share at November 27, 2010)	83.3%
Price/Earnings Ratio (losses in FY2010 and the first half of FY2011)	nm
MVIC/EBITDA Ratio ($0.29 per share average over fiscal 2006-10)	6.73x

The Transaction price represents 83.3% of book value as of November 27, 2010 ($1.20 per share). The Company incurred losses of $0.63 per share in fiscal year 2010, $0.512 per share in the first half of fiscal 2011, and $0.88 per share in the trailing twelve month period ended November 2010; therefore, no price/earnings ratio can be computed.

However, we also calculated the ratio of ACI’s market value of invested capital (MVIC, or the market value of both equity and debt) to earnings before interest, taxes, depreciation, and amortization (EBITDA, a common measure of cash flow). Although EBITDA was negative in fiscal 2010 and the first half of fiscal 2011, we calculated ACI’s average EBITDA over the fiscal 2006-10 period. Based on this longer-term indication of ongoing cash flow, the ratio of MVIC to EBITDA implied by the Transaction was 6.73x.

Southard Financial compared the pricing ratios implied by the Transaction with pricing ratios of publicly traded grocery store companies (guideline companies). While the guideline companies are not exactly comparable to ACI, they are in the same line of business and therefore provide a basis on which to compare pricing ratios. For the guideline companies, the median price/book value ratio was 173% at December 31, 2010, and the median MVIC/EBITDA multiple was 5.85x. In all, the pricing ratios implied by the Transaction support the fairness of the price of $1.00 per share for ACI common stock.

Impact of the Transaction on the Company

Based on the analyses performed, and the assumptions made, the proposed Transaction will be accretive to book value per share immediately after the Transaction. The Transaction will be also be accretive to earnings per share, due to expected savings from the lack of future SEC registration. Further, the Company’s financial position will not be adversely impacted by the Transaction. Finally, post-Transaction value per share is projected to be positively impacted, though not to a material degree.

Summary of Analyses

The summary set forth does not purport to be a complete description of the analyses performed by Southard Financial. The analyses performed by Southard Financial are not necessarily indicative of actual values, which may differ significantly from those suggested by such analyses. Southard Financial did not appraise any individual assets or liabilities of ACI. Throughout the due diligence process, Southard Financial relied upon all information provided by ACI and third party sources without independent verification.

Board of Directors
American Consumers, Inc.

FAIRNESS OPINION

Based on the analyses of the foregoing and such matters as were considered relevant, it is the opinion of Southard Financial that the terms of the Transaction are fair, from a financial viewpoint, to the unaffiliated shareholders of ACI, including those who will be cashed-out in the Transaction as well as unaffiliated shareholders who will remain as continuing shareholders of ACI following the Transaction.

This opinion is solely for the use and benefit of the Board of Directors and (except for reference in proxy materials to be sent to shareholders of ACI) any summary of or reference to the opinion or any other reference to Southard Financial by ACI in connection with the Transaction will be subject to Southard Financial’s prior review and written approval, which shall not be unreasonably withheld. The opinion will not be included in summarized form, or referred to in any manner in materials distributed to the public or potential investors of ACI without Southard Financial’s prior written consent, which shall not be unreasonably withheld.

In accordance with recognized professional ethics, Southard Financial’s professional fees for this service are not contingent upon the opinion expressed herein. Thank you for this opportunity to be of service to American Consumers, Inc.

Sincerely yours,
/s/ Southard Financial
SOUTHARD FINANCIAL

ANNEX E

AMERICAN CONSUMERS, INC.
FINANCIAL STATEMENTS AND MANAGEMENT’S DISCUSSION AND
ANALYSIS FOR THE FISCAL YEAR ENDED MAY 29, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
American Consumers, Inc.
Rossville, Georgia

We have audited the accompanying balance sheets of American Consumers, Inc. as of May 29, 2010 and May 30, 2009, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Consumers, Inc. as of May 29, 2010 and May 30, 2009, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

We were not engaged to examine management's assessment of the effectiveness of American Consumers, Inc.’s internal control over financial reporting as of May 29, 2010, included in Management's Report on Internal Control Over Financial Reporting found in Item 9A(T) of Form 10-K for fiscal year ended May 29, 2010, and, accordingly, we do not express an opinion thereon.

/s/ Hazlett, Lewis & Bieter, PLLC

Chattanooga, Tennessee
August 20, 2010

AMERICAN  CONSUMERS,  INC.

STATEMENTS  OF  OPERATIONS

For the Fiscal Years Ended May 29, 2010 and May 30, 2009

	2010	2009
NET SALES	$32,937,845	$34,421,326

COST OF GOODS SOLD	25,048,904	25,971,302

Gross profit	7,888,941	8,450,024

OPERATING, GENERAL AND ADMINISTRATIVE EXPENSES	8,396,033	8,440,715

Operating income (loss)	(507,092)	9,309

OTHER INCOME (EXPENSE)
Interest income	7,863	10,445
Interest expense	(61,845)	(47,530)
Other income	82,790	88,390

	28,808	51,305

Income (loss) before income taxes	(478,284)	60,614

FEDERAL AND STATE INCOME TAXES	-	-

NET INCOME (LOSS)	$(478,284)	$60,614

INCOME (LOSS) PER SHARE	$(.63)	$.08

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	759,017	777,469

The Notes to Financial Statements are an integral part of these statements.

AMERICAN  CONSUMERS,  INC.

BALANCE  SHEETS

May 29, 2010 and May 30, 2009

	2010	2009

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$824,443	$971,416
Certificate of deposit	316,552	307,375
Accounts receivable	117,137	122,646
Inventories	2,407,785	2,283,909
Prepaid expenses	50,433	33,513

Total current assets	3,716,350	3,718,859

PROPERTY AND EQUIPMENT – at cost
Leasehold improvements	314,556	303,766
Furniture, fixtures and equipment	3,067,580	3,112,606

	3,382,136	3,416,372
Less accumulated depreciation	(2,860,964)	(2,804,322)

	521,172	612,050

	$4,237,522	$4,330,909

The Notes to Financial Statements are an integral part of these statements.

	2010	2009

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$776,479	$766,878
Book overdraft	714,206	394,631
Short-term borrowings	800,541	596,660
Current maturities of long-term debt	107,537	117,774
Accrued sales tax	86,088	94,446
Other	245,199	247,845

Total current liabilities	2,730,050	2,218,234

LONG-TERM DEBT	222,467	331,285

STOCKHOLDERS’ EQUITY
Nonvoting preferred stock – authorized 5,000,000 shares of no par value; no shares issued	-	-
Nonvoting common stock – $.10 par value; authorized 5,000,000 shares; no shares issued	-	-
Common stock – $.10 par value; authorized 5,000,000 shares; shares issued of 749,475 in 2010 and 767,576 in 2009	74,948	76,758
Additional paid-in capital	625,003	640,098
Retained earnings	585,054	1,064,534

	1,285,005	1,781,390

	$4,237,522	$4,330,909

AMERICAN  CONSUMERS,  INC.

STATEMENTS  OF  CHANGES  IN  STOCKHOLDERS’  EQUITY

For the Fiscal Years Ended May 29, 2010 and May 30, 2009

	Shares of Common Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Total

Balance, May 31, 2008	$781,779	$78,178	$651,942	$1,004,859	$1,734,979

Net income for year	-	-	-	60,614	60,614

Redemption of common stock	(14,203)	(1,420)	(11,844)	(939)	(14,203)

Balance, May 30, 2009	767,576	76,758	640,098	1,064,534	1,781,390

Net loss for year	-	-	-	(478,284)	(478,284)

Redemption of common stock	(18,101)	(1,810)	(15,095)	(1,196)	(18,101)

Balance, May 29, 2010	$749,475	$74,948	$625,003	$585,054	$1,285,005

The Notes to Financial Statements are an integral part of these statements.

AMERICAN  CONSUMERS,  INC.

STATEMENTS  OF  CASH  FLOWS

For the Fiscal Years Ended May 29, 2010 and May 30, 2009

	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(478,284)	$60,614
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation and amortization	127,563	131,332
Loss on sale of property and equipment	134	2,044
Change in operating assets and liabilities:
Accounts receivable	5,509	(4,312)
Inventories	(123,876)	(42,239)
Prepaid expenses	(16,920)	36,981
Accounts payable and accrued liabilities	(1,403)	(117,013)
Book overdraft	319,575	155,699

Net cash provided by (used in) operating activities	(167,702)	223,106

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of certificate of deposit	(316,552)	(307,375)
Proceeds from maturity of certificate of deposit	307,375	311,884
Purchase of property and equipment	(36,819)	(422,248)
Proceeds from disposal of property and equipment	—	100

Net cash used in investing activities	(45,996)	(417,639)

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase in short-term borrowings	203,881	173,840
Proceeds from long-term debt	—	344,410
Principal payments on long-term debt	(119,055)	(79,538)
Redemption of common stock	(18,101)	(14,203)

Net cash provided by financing activities	66,725	424,509

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(146,973)	229,976
CASH AND CASH EQUIVALENTS, beginning of year	971,416	741,440

CASH AND CASH EQUIVALENTS, end of year	$824,443	$971,416

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Income taxes	$—	$—
Interest	62,255	45,585

The Notes to Financial Statements are an integral part of these statements.

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 1.	Nature of Business and Summary of Significant Accounting Policies

Nature of business:

The Company is engaged in a single line of business, the operation of a chain of retail grocery stores.  The stores are located in Georgia, Tennessee, and Alabama and operate under the name of Shop-Rite Supermarket.

Fiscal year:

The Company’s fiscal year ends on the Saturday nearest May 31.  The last two fiscal years consist of the 52-week periods ended May 29, 2010 and May 30, 2009.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Cash and cash equivalents:

For purposes of reporting cash flows, the Company considers all highly-liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Accounts receivable:

The Company extends unsecured credit for 30-day terms to selected customers in the ordinary course of business, but mitigates the associated credit risk by carefully screening applicants and actively pursuing past due accounts.  An allowance for doubtful accounts has not been established since management is of the opinion that all accounts receivable at year-end are fully collectible.

Inventories:

All inventories are valued at the lower of average cost or market, following the Average Cost-to-Retail Method.  Under this method, inventory is stated at average cost, which is determined by applying an average cost-to-retail ratio to each similar merchandise category’s ending retail value.  If average cost is determined to exceed market value, the impacted merchandise’s carrying value is reduced to market value, with the reduction flowing through current period earnings.  The Company recognizes inventory shortages throughout the year based on actual physical counts.

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 1.	Nature of Business and Summary of Significant Accounting Policies (continued)

Vendor allowances:

The Company receives funds for a variety of merchandising activities from vendors whose products the Company buys for resale in its stores.  These incentives and allowances include volume or purchased based incentives, advertising allowances, and promotional discounts.  The purpose of these incentives and allowances is generally to aid in the reduction of the costs incurred by the Company for stocking, advertising, promoting and selling the vendor’s products.  These allowances generally relate to short-term arrangements with vendors, often relating to a period of one month or less, and are typically negotiated on a purchase-by-purchase basis.  Due to system constraints and the nature of certain allowances, these allowances are applied as a reduction of inventory costs using a rational and systematic methodology, which results in the recognition of these incentives when the inventory related to the initial purchase is sold.  Amounts that represent a reimbursement of specific identifiable incremental costs, such as advertising, are recorded as a reduction to the related expense in the period that the related expense is incurred.

Property and equipment:

Expenditures for property and equipment are charged to asset accounts at cost.  Depreciation is provided on the straight-line and declining-balance methods at rates based upon the estimated useful lives of the various classes of depreciable property.  Repairs and maintenance are expensed as incurred.  Depreciation expense included in the statements of income was $127,563 and $131,332 in 2010 and 2009, respectively.

Revenue recognition:

The financial statements of the Company are prepared under the accrual method of accounting.  The Company recognizes income on the sale of all grocery and non-food merchandise at the point-of-sale.  Discounts provided by vendors, usually in the form of paper coupons, are not recognized as a reduction in sales.  Sales taxes are not recorded as a component of sales.

Advertising costs:

Advertising costs are charged to operations when incurred.  Advertising costs charged to operations were $496,493 and $513,092 in 2010 and 2009, respectively.

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 1.	Nature of Business and Summary of Significant Accounting Policies (continued)

Deferred income taxes:

The Company accounts for income taxes in accordance with the income tax guidance in Accounting Standards Codification (ASC) Topic 740, which requires that deferred income taxes be determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax laws.  Valuation allowances are used to reduce deferred tax assets to the amount considered likely to be realized.

Recent accounting pronouncements:

Effective for the Company on August 30, 2009, the Financial Accounting Standards Board (FASB) Accounting Standards Codification became the officially recognized source of authoritative U.S. generally accepted accounting principles (GAAP or U.S. GAAP) applicable to all public and non-public, non-governmental entities, superseding existing FASB, AICPA, EITF and related literature.  Rules and interpretive releases of the SEC under the authority of federal securities laws are also sources of authoritative GAAP for SEC registrants.  All other accounting literature is considered non-authoritative.  The switch to the ASC affects the way companies refer to U.S. GAAP in financial statements and accounting policies.  The Codification is not intended to change U.S. GAAP, but rather is expected to simplify accounting research by reorganizing current GAAP into approximately 90 accounting topics.

ASC Topic 820, “Fair Value Measurements and Disclosures”, defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  New authoritative accounting guidance under ASC Topic 820 affirms that the objective of fair value when the market for an asset is not active is the price that would be received to sell the asset in an orderly transaction, and clarifies and includes additional factors for determining whether there has been a significant decrease in market activity for an asset when the market for that asset is not active. ASC Topic 820 requires an entity to base its conclusion about whether a transaction was not orderly on the weight of the evidence. The new accounting guidance amended prior guidance to expand certain disclosure requirements.  The adoption of this new guidance did not have a significant impact on the Company’s financial statements.

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 1.	Nature of Business and Summary of Significant Accounting Policies (continued)

Recent accounting pronouncements: (continued)

Further new authoritative accounting guidance, Accounting Standards Update No. 2009-5, provides guidance for measuring the fair value of a liability in circumstances in which a quoted price in an active market for the identical liability is not available. In such instances, a reporting entity is required to measure fair value utilizing a valuation technique that uses (i) the quoted price of the identical liability when traded as an asset, (ii) quoted prices for similar liabilities or similar liabilities when traded as assets, or (iii) another valuation technique that is consistent with the existing principles of ASC Topic 820, such as an income approach or market approach. The new authoritative accounting guidance also clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability. The forgoing new authoritative accounting guidance under ASC Topic 820 became effective for the quarter ended November 28, 2009, and did not have a significant impact on the Company’s financial statements.

ASC Topic 855, “Subsequent Events”, establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. The Company adopted the provisions of ASC Topic 855 during the quarter ended August 29, 2009.  The adoption of ASC Topic 855 did not have a significant impact on our financial statements.

The Company has determined that all other recently issued accounting pronouncements will not have a material impact on its financial statements or do not apply to its operations.

Subsequent events:

The Company has evaluated subsequent events for potential recognition and/or disclosures in the financial statements and accompanying notes included in this Annual Report on Form 10-K.

Note 2.	Short-Term Borrowings

The Company has a line-of-credit agreement with a bank totaling $800,000 at May 29, 2010 and May 30, 2009.  The interest rate on amounts outstanding under the line-of-credit agreement is based on prime subject to a 6.00% floor.  This agreement is scheduled to mature on May 20, 2011.

  AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 2.	Short-Term Borrowings (continued)

The line-of-credit is secured by the Company’s certificate of deposit, as well as by a security interest in substantially all of its accounts receivable, inventory, machines and equipment, furniture and fixtures and by personal guarantee of Paul R. Cook, the Company’s Chairman of the Board, Chief Executive Officer and Chief Financial Officer.

At May 29, 2010 and May 30, 2009, the Company has short-term borrowings consisting of an unsecured note payable to Matthew Richardson, son of principal shareholder Diana Richardson.  The note provides for interest at .25% below the bank's base rate and is payable on demand.

A summary of short-term borrowings for the fiscal years ended May 29, 2010 and May 30, 2009, is as follows:

	2010	2009
Line-of-credit agreements	$800,000	$596,150
Loan payable to related party	541	510

Total outstanding	$800,541	$596,660
Weighted average interest rate at year end	6.00%	6.00%

Weighted average interest rate during year	6.00%	6.00%

Maximum amount outstanding during year	$800,541	$811,779

Average amount outstanding during year	$593,100	$435,200

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 3.	Long-Term Debt

Long-term debt consists of the following notes payable at May 29, 2010 and May 30, 2009:

	2010	2009

Note payable to Gateway Bank & Trust; principal and interest due in monthly installments of $3,684, through April 2012; interest at prime rate with 6.00% floor; collateralized by equipment, inventory, and personal guarantee of the Company’s CEO/CFO	$73,882	$112,316

Six notes payable to Gateway Bank & Trust; principal and interest due in monthly installments aggregating $6,685; interest at prime rate plus 0.5% with 6.00% floor, and maturities ranging from August 2013 through March 2014; collateralized by equipment, inventory and personal guarantee of the Company’s CEO/CFO.	256,122	318,672

Three vehicle installment loans; principal and interest due in monthly installments aggregating $1,591; with maturities ranging from January 2010 through July 2010; collateralized by automobiles*	—	18,071

	330,004	449,059
Less current maturities	107,537	117,774

Total long-term debt	$222,467	$331,285

*The remaining balance on these loans was paid off early in May 2010.

The aggregate maturities or principal payments required on long-term debt for years subsequent to May 29, 2010, are as follows:

Year	Amount

2011	$107,537
2012	103,746
2013	75,120
2014	43,601
2015	—
Total	$330,004

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 4.	Lease Commitments

The Company leases the facilities in which its retail grocery operations are located under noncancelable operating leases that expire at various dates through December 2014.  Substantially all of the leases include renewal options.  The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of May 29, 2010:

Fiscal Year Ending	Minimum Rentals

2011	$653,251
2012	616,934
2013	385,826
2014	204,281
2015	26,238

Total	$1,886,530

Rental expense for the fiscal years ended May 29, 2010 and May 30, 2009, is as follows:

	2010	2009

Minimum rentals	$653,251	$646,690
Contingent rentals based on sales	17,810	21,938

Total	$671,061	$668,628

Note 5.	Federal and State Income Taxes

No amounts have been provided for current and deferred federal and state tax expense in the statements of income for the years ended May 29, 2010 and May 30, 2009, as a result of recurring net operating losses and the related full valuation allowance on the Company’s net deferred tax assets.

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 5.	Federal and State Income Taxes (continued)

A reconciliation of income tax expense computed by applying the U.S. Federal statutory rates to income before income taxes and actual income tax expense is as follows:

	2010	2009
Federal income tax expense (benefit) computed at the statutory rates	$ (71,700)	$ 9,100
State income tax (benefit), net of federal income tax expense (benefit)	(26,400)	3,300

Change in deferred tax asset valuation allowance	98,100	(12,400)

Total income tax expense	$ —	$ —

The tax effects of significant temporary differences that comprise deferred tax assets and liabilities at May 29, 2010 and May 30, 2009, are as follows:

	2010	2009

Deferred tax assets:
Net operating loss carryforward	$(193,400)	$(97,400)
Other	(8,500)	(11,200)
Deferred tax liabilities:
Depreciable basis of property and equipment	10,800	15,600
Deferred tax asset valuation allowance	191,100	93,000

Total income tax expense	$ —	$ —

At May 29, 2010, the Company has net operating loss carryforwards for federal and state income tax purposes of approximately $906,000 and $1,042,000, respectively.  The Company has established a full valuation allowance, which effectively reduces the carrying value of its net deferred taxes to zero at May 29, 2010 and May 30, 2009.  Unless the Company realizes sufficient taxable income in future periods to demonstrate that the likelihood of realization of the net deferred tax assets is reasonably assured under the accounting guidelines of ASC Topic 740 “Income Taxes”, this valuation allowance will be continued in future periods.  If not utilized, the carryforwards will expire at various dates from 2024 through 2030.

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 5.
Federal and State Income Taxes (continued)

ASC Topic 740, “Income Taxes”, clarifies the accounting for uncertainty in tax positions and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  ASC Topic 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  During the fiscal years ended May 29, 2010 and May 30, 2009, the Company recognized no interest and penalties assessed by taxing authorities on any underpayment of income tax.

Note 6.
Employee Benefit Plan

The Company has a 401(k) employee benefit plan covering substantially all employees who have met minimum service and age requirements.  The Company's annual contribution is discretionary.  The Company's contribution to the plan was $7,500 in 2010 and 2009.

Note 7.
Concentration of Credit Risk and Major Supplier

The Company maintains a certificate of deposit and other deposit accounts at financial institutions in amounts that exceed the Federal Deposit Insurance Corporation (FDIC) insurance limit.  The total of deposits that exceeded the FDIC insurance limit was $305,988 at May 29, 2010.  The Company believes that maintaining deposits in these financial institutions does not represent a significant credit risk and that the Company benefits from favorable banking relationships as a result of maintaining deposits with these institutions.

Approximately 82 percent of the Company’s purchased merchandise for the year ended May 29, 2010, was procured from the Company’s main supplier.

Note 8.
Related Party Transactions

As described in greater detail in Note 2 above, the Company finances a portion of its working capital requirements through borrowings consisting of an unsecured note, payable to Matthew Richardson the son of principal stockholder Diana Richardson.  The note bears interest at a rate per annum .25% below the base rate of interest charged on the Company’s borrowings from its lead bank and is payable on demand. Diana Richardson was retained in January 2010 as an advertising consultant at a rate of $700 per month.

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 9.
Segment Reporting

ASC Topic 280, “Segment Reporting” provides for the identification of reportable segments on the basis of discrete business units and their financial information to the extent such units are reviewed by an entity’s chief decision maker (which can be an individual or group of management persons).  ASC Topic 280 permits aggregation or combination of segments that have similar characteristics.  In the Company’s operations, each store is viewed by management as being a separately identifiable business or segment from the perspective of monitoring performance and allocation of financial resources.  Although the stores operate independently and are managed and monitored separately, each is substantially similar in terms of business focus, type of customers, products and services.  Accordingly, the Company’s financial statements reflect the presentation of segment information on an aggregated basis in one reportable segment.

Note 10.
Fair Value Disclosures

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures.  In accordance with the “Fair Value Measurements and Disclosures” ASC Topic 820, the fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Fair value is best determined based upon quoted market prices.  In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques.  Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument.

ASC Topic 820 provides a consistent definition of fair value, which focuses on exit price in an orderly transaction between market participants at the measurement date under current market conditions.  If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate.  In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.  The fair value is a reasonable point within the range that is most representative of fair value under current market conditions.

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 10.
Fair Value Disclosures (continued)

ASC Topic 820 also establishes a three-tier fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, as follows:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 - Significant other observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active and other inputs that are observable or can be corroborated by observable market data.

Level 3 - Significant unobservable inputs that reflect a company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The Company has no assets or liabilities whose fair values are measured using levels 1, 2 or 3 inputs.

The carrying values of cash and cash equivalents, the certificate of deposit, accounts receivable, short-term borrowings, accounts payable, accrued expenses and other liabilities are reasonable estimates of their fair values because of the short maturity of these financial instruments.  Based on the borrowing rates available to the Company for long-term debt with similar terms and average maturities, the carrying amounts approximate the fair value of such financial instruments.

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

AMERICAN  CONSUMERS,  INC.

NOTES  TO  FINANCIAL  STATEMENTS

Note 11.               Quarterly Data (unaudited)

	Fiscal year end
	May 29, 2010				May 30, 2009
	Thirteen Weeks Ended 5/29/2010	Thirteen Weeks Ended 2/27/2010	Thirteen Weeks Ended 11/28/2009	Thirteen Weeks Ended 8/29/2009	Thirteen Weeks Ended 5/30/2009	Thirteen Weeks Ended 2/28/2009	Thirteen Weeks Ended 11/29/2008	Thirteen Weeks Ended 8/30/2008

Net sales	$8,001,078	$8,153,886	$8,138,983	$8,643,898	$8,422,042	$8,513,107	$8,700,897	$8,785,280
Cost of goods sold	6,117,524	6,147,539	6,171,934	6,611,907	6,331,015	6,391,451	6,549,700	6,699,136

Gross profit	1,883,554	2,006,347	1,967,049	2,031,991	2,091,027	2,121,656	2,151,197	2,086,144

Operating, general and administrative expenses	2,048,567	2,124,801	2,162,198	2,060,467	2,075,591	2,123,307	2,132,687	2,109,130

Operating income (loss)	(165,013)	(118,454)	(195,149)	(28,476)	15,436	(1,651)	18,510	(22,986)

Other income	22,393	21,216	21,997	25,047	23,365	24,224	23,072	28,174
Interest expense	(17,520)	(15,934)	(14,989)	(13,402)	(12,977)	(15,239)	(11,467)	(7,847)

Income (loss) before income taxes	(160,140)	(113,172)	(188,141)	(16,831)	25,824	7,334	30,115	(2,659)
Income taxes	-	-	-	-	-	-	-	-

Net income (loss)	$(160,140)	$(113,172)	$(188,141)	$(16,831)	$25,824	$7,334	$30,115	$(2,659)

Earnings per common share:	$(0.211)	$(0.149)	$(0.248)	$(0.022)	$0.034	$0.009	$0.039	$(0.003)

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

	FISCAL YEAR ENDED
	May 29, 2010	May 30, 2009

Sales	$32,937,845	$34,421,326
% Sales Increase (Decrease)	(4.31)%	(0.21)%
Gross Margin %	23.95%	24.55%
Operating, General and Administrative Expenses:
Amount	$8,396,033	$8,440,715
% of Sales	25.49%	24.52%
Net Income (Loss)	$(478,284)	$60,614

Overview:

American Consumers, Inc. (the “Company”), operates eight (8) self-service supermarkets within a compact geographical area that comprises Northwest Georgia, Northeast Alabama, and Southeast Tennessee.  All of our supermarkets are operated under the name “Shop-Rite,” and are engaged in the retail sale of groceries including meats, fresh produce, dairy products, frozen foods, bakery products, tobacco products, and miscellaneous other non-food items.

The Company experienced sales decreases in each of the past two fiscal years, with the current fiscal year decrease of 4.31% being more significant that the 0.21% decrease experienced for fiscal 2009.  This decrease, along with the 0.60% decrease in gross margin and the $96,390 flood loss led to the net loss of $478,284 for the year.  Even with the decrease in gross margin, our loss would have been significantly less – management estimates approximately $30,000 – had sales not decreased and the flood loss not occurred.  The challenges created by competition from larger grocery retailers continue to pressure the Company to seek higher gross margins and reductions in its operating, general and administrative expenses.  The same competition makes it extremely difficult to achieve those goals.

Factors contributing to the small sales decrease during fiscal 2009 and the more significant sales decrease in fiscal 2010 included retail price decreases throughout the fiscal year in certain lines such as dairy, as well as a continuation of the trend noted in recent periods of customers purchasing more private label and generic merchandise, which normally retails at lower prices than national brands, magnifying the impact on our selling prices of a sharply more competitive environment that is now widespread.  It is also difficult to compete with aggressive promotions such as fast food franchises offering entrée items for one dollar, as both these outlets and more full service restaurants cut prices this year to increase their share of consumers’ food purchases, in response to the trend observed in recent periods of customers preparing meals at home to reduce spending.  Management also believes that the economy itself is affecting retail grocery sales, as individuals are forced to reduce spending in an effort to provide other essentials to their families.

We also were unable to maintain the 24.55% gross margin realized for fiscal 2009, due to competition and retail pricing adjustments made in an effort to increase the Company’s market share.  However, management was pleased to be able to maintain the fiscal 2010 gross margin at a level above the 23.85% realized in fiscal 2008 and the 23.73% realized in fiscal 2007.

While the Company’s operating, general and administrative expenses, excluding the $96,390 flood loss, decreased by $141,072 (or 1.67%) for fiscal 2010 as compared to the prior year, we were unable to overcome the decrease in sales and gross margin as discussed above. Management is continually working to reduce these expenses. However, we are unable to control certain costs, such as payroll (due to increases in the Federal minimum wage), taxes and licenses expense (due to local governments increasing local taxes), and professional fees (due to continuing cost increases related to compliance with the Sarbanes-Oxley Act and related regulations applicable to public companies).  A more detailed analysis relating to operating, general and administrative expenses is presented below.

Management actively monitors both the gross margin and the company’s retail pricing structure in an attempt to maximize profitability.  Management began working on the Company’s gross margin during the quarter ended August 31, 2002, at which time the gross margin stood at 22.79% for the trailing fiscal year.  While occasional improvements in gross profit have been seen in recent periods, such as the 24.55% gross margin we achieved for fiscal 2009 as compared to the gross margins of 23.85% for fiscal 2008 and 23.73% for fiscal 2007, it is difficult to maintain a trend of consistent improvement in the gross margin, as evidenced by this year’s results, due to competitive conditions which often delay the Company’s ability to pass through price increases experienced at the wholesale level.  Accordingly, while management attempts to offset increases in its cost, such as fuel surcharges implemented by our suppliers from time to time when gasoline prices rise, further improvements in the gross margin may not be achievable at this time, and further deterioration in the Company’s gross margin is possible.  Management believes that competitive pressures on the Company, which have led to the losses experienced in three out of the last six fiscal years, will continue to increase over time as a result of the increased presence of larger competitors operating in the Company’s trade area.  These competitors have greater financial resources than those of the Company, and may be able to obtain preferential treatment from suppliers in the form of advertising allowances, lower prices and other concessions not available to the Company.  These factors allow our competitors to engage in aggressive pricing and promotional activities that the Company cannot match, putting us at a competitive disadvantage.

Our gross margins may not be directly comparable to those of our larger competitors, since some of those companies may include the costs of their internal distribution networks in cost of goods sold – thus impacting the gross margin – while others reflect such costs elsewhere (such as in operating, general and administrative expenses).  Unlike many of the larger grocery store chains with which we compete, the Company does not have an internal distribution network.  Inventory is delivered directly to our individual store locations by our wholesale supplier, which recovers its distribution costs through the markup that it charges to the Company.  Accordingly, our cost of goods sold as reflected in the Company’s financial statements is comprised principally of our direct wholesale cost for the acquisition of such inventory, net of applicable rebates and allowances as discussed under “Inventories” and “Vendor Allowances” in Note 1 of the financial statements appearing in the Company’s 2010 Annual Report to Shareholders.

Interest expense increased by $14,315 (or 30.12%) for fiscal 2010 as compared to fiscal 2009.  This increase was due largely to an increase of $157,926 (or 36.29%) in the average outstanding balance of the Company’s short-term borrowings during fiscal 2010 as compared to fiscal 2009. Our weighted average interest rate remained at 6.00% for both fiscal 2009 and fiscal 2010.  Long term debt decreased by $119,055 during fiscal 2010, due to payments made during the year while no additional long-term debt was incurred.  Interest income decreased by $2,582 for fiscal 2010 and by $5,311 for fiscal 2009 as compared to the respective prior year periods, due in each case to the unfavorable annual re-pricing of our bank certificate of deposit.

Sales:

Sales decreased by $1,483,481 (or 4.31%) for the 52-week fiscal year ended May 29, 2010 as compared to the 52-week fiscal year ended May 30, 2009.  As discussed above, management believes that factors contributing to this decrease included ongoing price declines in certain products (particularly dairy) and a continuing trend of customers switching their purchases to lower-priced private label and generic goods, coupled with more aggressive competition from the restaurant and fast food industry – especially “dollar menus” at fast food establishments – which management believes has decreased customers’ dependence on the retail grocer to provide food for the family.  Further, as the economy worsened during the Company’s fiscal 2010 even the grocery industry was impacted by the overall trend of declining retail sales.  Management believes that, once the economy begins to recover, retail sales of at least staple goods, such as groceries should be affected in a positive manner.

Sales for the 52-week fiscal year ended May 30, 2009 decreased by 0.21% from the previous 52-week year ended May 31, 2008.  Management believes that factors contributing to this decrease included decreases in the retail prices of certain merchandise, such as dairy products, during fiscal 2009, coupled with changes in customers’ buying habits.  Our sales data indicated that more customers began purchasing non-national brand products at lower retail prices during fiscal 2009 in an effort to reduce their overall spending on grocery purchases.  Management also believes that fluctuating gasoline prices and other difficulties faced by consumers as a result of the ongoing environment of economic uncertainty during the year continued to influence certain customers to choose to eat at home rather than at restaurants, and to patronize grocery stores located closer to their homes.

Seven of the Company’s eight stores experienced decreases in sales, ranging from 1.45% to 12.30%, for fiscal 2010 as compared to fiscal 2009.  These decreases are believed to be the result of retail price declines and changes in product mix, as noted above, coupled with the aggressive moves made by the fast food industry in setting retail prices and the economic situation which has affected overall retail sales, even for the grocery industry.  One of these stores also was affected by a temporary closure associated with the flood loss in the second fiscal quarter, and another continues to be adversely impacted by another tenant having moved out of the shopping center where it is located during fiscal 2006 and being replaced by a tenant which does not generate as much traffic, and by generally unfavorable traffic pattern conditions at that location.  The other location had an increase in annual sales for fiscal 2010 of 0.12%.

The overall sales increases experienced over the four fiscal years ending May 31, 2009 make it more difficult for the Company to continue to show same-store sales increases in consecutive periods without making pricing adjustments that would have more adverse impacts on profitability.  Pricing adjustments made to stimulate sales contributed to some erosion of the gross margin during fiscal years 2007 and 2008, as well as during fiscal 2010, so maintaining profitable sales increases over time may not be achievable.  While we continually work to increase sales through active management of the Company’s advertising programs, product selection and overall mix of retail prices, these efforts are often hindered by the effects of ongoing price competition from larger competitors with greater financial resources than the Company.  Management also believes, however, that offering a broader selection of generic and private label merchandise than some of our competitors may have helped bolster sales in recent periods, prior to the decline experienced during fiscal 2010, as customers seek out more of these goods to economize on their grocery spending.  It is hoped that these trends in consumer preferences will continue and, together with the availability of our check cashing program for customers, will assist us in bolstering sales and thereby offsetting some of the Company’s own increased costs.

The following table sets forth information for the last two fiscal years as to the amount of total sales contributed by each class of products which contributed a significant percentage of the total retail sales and revenues of the Company during such periods:

Product Class	Fiscal 2010 (52 Weeks)	Fiscal 2009 (52 Weeks)
Grocery and Non-Food Items	$21,113,424	$22,219,238
Meat and Deli	9,199,863	9,503,268
Produce	2,624,558	2,698,820

Gross Margin:

As noted above, pricing adjustments made to stimulate sales during fiscal 2010 contributed to some erosion of the gross margin, which decreased from 24.55% for fiscal 2009 to 23.95% for fiscal 2010.  However, management was pleased to be able to maintain the fiscal 2010 gross margin at a level above the 23.85% realized in fiscal 2008 and the 23.73% realized in fiscal 2007.  It is extremely difficult to remain competitive without offering a wide variety of items from which consumers may choose; however, this also creates significant challenges to our ability to maintain a profitable gross margin while customers are seeking to lower their overall grocery bill.  Management will continue its efforts to keep the gross margin in line through strategic pricing adjustments, while competing with larger chains with more resources available to them to reduce the impact of lower gross margins.  If we are forced to reduce the gross margin in order to remain competitive, as occurred during fiscal 2010, then, in the absence of offsetting reductions in expenses, the Company’s net income will continue to be negatively impacted.

The Company’s gross margin for fiscal 2009 increased 0.70% over the previous year.  Management believes this increase was mainly the result of an increase in the sale of certain private label and generic merchandise, which produces a better gross margin than the sale of national brand items.  It also reflects the fact that management continued to devote extensive effort to managing the Company’s gross margin during the year through adjustments to our retail prices and product mix.  While competitive conditions often complicate these efforts, we strive to manage our pricing to pass on increases in our costs – such as increases in wholesale grocery prices (including suppliers’ fuel surcharges) that continued to pose challenges for the Company throughout fiscal 2009 – in as timely a manner as possible, to reduce the negative impact of delays in adjusting retail prices.  We also have attempted to avoid marketing techniques which tend to increase sales but have a negative impact on gross margin.

Operating, General and Administrative Expenses:

The Company’s ongoing operating, general and administrative expenses are comprised mainly of personnel salary and related payroll costs, utilities and telephone expenses, rent, insurance expense, advertising and promotion expense, general and office supplies expense, repairs and maintenance, depreciation expense, bank service charges and credit card fees, bad checks expense, professional fees, and other minor miscellaneous expenses.  In accordance with ASC Topic 605, advertising rebates received from suppliers are deducted from advertising expense within this category.

The following table details the changes in these components of operating, general and administrative expenses for fiscal years 2010 and 2009:
Expense Item	Fiscal 2010 Amount	% of Fiscal 2010 Total	Fiscal 2009 Amount	% of Fiscal 2009 Total
Payroll	$4,256,997	50.7	$4,215,786	50.0

Utilities and telephone expense	816,846	9.7	868,350	10.3

Rent	672,490	8.1	670,050	7.9

Insurance	597,040	7.1	602,800	7.1

Advertising and promotion	496,493	5.9	513,092	6.1

General and office supplies	358,045	4.3	403,790	4.8

Repairs and maintenance	302,147	3.6	318,481	3.8

Depreciation	127,563	1.5	131,332	1.6

Bank service charges and credit card fees	130,364	1.6	138,700	1.6

Bad checks	61,279	0.7	113,202	1.3

Professional fees	253,376	3.0	226,228	2.7

Flood loss	96,390	1.1	—	—

All other miscellaneous	227,003	2.7	238,904	2.8

TOTAL	$8,396,033	100.0	$8,440,715	100.0

Operating, general and administrative expenses decreased by $44,682 (or 0.53%) in fiscal 2010 as compared to fiscal 2009, reflecting management’s ongoing efforts to control costs.  Without the flood loss, the decrease would have been $141,072 (or 1.67%).  Increases totaling $167,189 in payroll ($41,211), rent ($2,440), professional fees ($27,148), and flood loss ($96,390) were offset by decreases totaling $211,871 in utilities and telephone ($51,504), insurance ($5,760), advertising and promotion ($16,599), general and office supplies ($45,745), repairs and maintenance ($16,334), depreciation ($3,769), bank service charges and credit card fees ($8,336), bad checks ($51,923), and all other miscellaneous expenses ($11,901).

The increase in payroll is attributable to the third (and final) in a series of Federally mandated increases in the minimum wage, partially offset by decreases in bonuses paid based on store-level and company-level net income achieved during the year.  Rent increased as a result of increased rent at one location when the lease agreement was renewed, partially offset by decreases in percentage rents related to sales levels.  Professional fees increased during fiscal 2010 due to ongoing increases in costs to comply with the Sarbanes-Oxley Act and subsequent regulatory developments and to increased utilization of services during the period.  Professional fees also included $31,164 of fees charged by a check collection agency employed by the Company in an effort to reduce bad checks expense (as compared to $20,178 for such services during fiscal 2009 and only $175 of such fees when the new agent started at the end of fiscal 2008), but such fees were more than offset by the related decrease in bad checks expense.  The flood loss, which occurred in September 2009, impacted expenses for the current fiscal year but is not expected to recur in the immediate future.  Utilities and telephone expense decreased by $51,504, as energy costs finally declined from the prior year, whereas higher energy costs had resulted in a significant increase in these expenses for fiscal 2009 versus fiscal 2008.  Group insurance remained fairly constant, decreasing by $5,760 from the prior year, as increased premiums under the Company’s health insurance package maintained for employees were more than offset by a reduction in the number of employees electing coverage coupled with a decrease in the premiums for the Company’s workmen’s compensation package and commercial liability coverage.  The reduction in advertising and promotion expense in the amount of $16,599 is the result of a decrease in the cost of a promotional program tied to the cost of milk, which also decreased during the fiscal year, as well as to management’s ongoing efforts to control these costs by reducing the amount of certain of these activities during the year.  The overall sales decrease for fiscal 2010 also influenced the reduction in promotion expense.  General and office supplies decreased by $45,745, due primarily to the reduction in sales and the corresponding reduction in the need for certain supplies tied to sales levels, such as grocery sacks.  Repairs and maintenance decreased by $16,334, as the Company experienced relatively fewer maintenance issues related to the upkeep of equipment and no costly breakdowns during the 2010 fiscal year as compared to fiscal 2009.  We are unable to reliably forecast future fluctuations in this expense, due to the aging of our equipment and the inability to predict major equipment failures.  Depreciation expense decreased by $3,769, due to the relatively small amount of additions to property and equipment during the year.  Bank service charges and credit card fees decreased by $8,336, as the migration to a new service provider handling credit and debit card transactions was finalized.  By June 1, 2009, all stores had been switched to the new provider, which has a fee structure that we expect to result in reductions in this expense in the immediate future.  While the grocery industry is fighting hard to keep these fees in line overall, we believe that such fees will continue to rise over the long term if consumers continue to increase their use of debit and credit cards to pay for groceries.  Bad checks expense decreased by $51,923 due to the Company’s switch to a new provider for bad check collection and control services, though this decrease was partially offset by a $10,986 increase in professional fees related to the new service provider, as discussed above.  Bad checks expense began to increase during the fourth quarter of 2010, however, and management expects this expense to be harder to control in 2011 due to the economy.  All other expenses decreased $11,901.

Operating, general and administrative expenses increased by $268,637 (or 3.29%) in fiscal 2009 as compared to 2008.  Increases totaling $387,166 in payroll ($195,378), utilities and telephone ($100,729), rent ($8,761), insurance ($40,643), general and office supplies ($4,036), depreciation ($3,867), and professional fees ($33,752), were partially offset by decreases totaling $118,529 in advertising and promotion ($1,926), repairs and maintenance ($45,804), bank service charges and credit card fees ($11,378), bad checks ($52,311), and all other ($7,110).

The increase in payroll was attributable to the second in a series of Federally mandated increases in the minimum wage, partially offset by decreases in bonuses paid based on store-level and company-level net income achieved during the year.  Utilities and telephone expense, as well as general and office supplies and other miscellaneous expenses, continued to increase, with rising costs of energy and petroleum-based products (such as certain packaging materials used by the Company) being a significant contributing factor.  Rent increased as a result of the scheduled renewal of leases at certain of the Company’s stores.  Insurance expense increased primarily as a result of an increase in group insurance premiums as compared to the prior year.  Depreciation expense increased primarily due to the replacement of most of our cash registers and scanning equipment during fiscal 2009.  Professional fees increased during fiscal 2009 due to additional professional services related to management’s assessment of the Company’s internal control over financial reporting (and work to remediate identified control weaknesses) in compliance with Section 404 of the Sarbanes-Oxley Act of 2002, as well as ongoing professional services related to compliance with other requirements added in recent years pursuant to such Act.  Professional fees also include $20,178 of fees charged by a check collection agency employed by the Company during fiscal 2009 in an effort to reduce bad checks expense (as compared to only $175 of such fees when the new agent started at the end of fiscal 2008).  The reduction in advertising and promotion expense in the amount of $1,926 is the result of a decrease in the cost of a promotional program tied to the cost of milk, which also decreased during the fiscal year.  Repairs and maintenance decreased by $45,804, as the Company experienced relatively fewer maintenance issues related to the upkeep of equipment and no costly breakdowns during fiscal 2009 as compared to fiscal 2008.  We are unable to reliably forecast future fluctuations in this expense, due to the aging of our equipment and the inability to predict major equipment failures.  Bank service charges and credit card fees decreased by $11,378, as the migration to a new service for handling credit and debit card transactions continued.  By June 1, 2009, all stores had been switched to the new provider.  Bad checks expense decreased by $52,311 (partially offset by the increase in professional fees of $20,178), as the Company switched to a new provider for bad check collection and control services.  All other expenses decreased $7,110.

Looking forward to fiscal 2011, management is concerned about the effect on our operations due to the economic situation, with such items as unemployment affecting our sales.  We also are concerned about possible future increases in energy costs, as well as the effect on our ability to control payroll costs, which amount to half of the Company’s operating, general and administrative expenses, of any future legislation mandating further increases in the Federal minimum wage.  We also expect to continue to incur significant professional fees related to the Company’s ongoing compliance with the Sarbanes-Oxley Act of 2002 and related regulations applicable to public companies during fiscal 2011.  Management is also concerned about the future cost of repairs and maintenance for our aging equipment, as major renovations have been put off in recent years in an effort to improve the Company’s cash flow.  This includes the potential replacement of at least a portion of our aging vehicle fleet, which will need to be considered in the near future.  Finally, we are also concerned about the possibility of increases in costs for other elements of the Company’s overhead that we might not be able to recover through pricing adjustments in the current environment of ongoing economic uncertainty.

Interest and Other Income:

Other income decreased from $88,390 to $82,790 for the fiscal year ended May 29, 2010 as compared to the fiscal year ended May 30, 2009.  This reduction of $5,600 is due primarily to reduced activity levels, which resulted in a $6,947 decline in revenues from providing check cashing services (due to the ongoing impact of tighter screening procedures implemented last year) and a decline of $801 in vendor’s compensation related to sales tax collections (due mainly to reduced sales tax collections based on lower sales).  These decreases were partially offset by activity-related increases of $858 in revenue from money orders, $347 in returned check fees, and $943 in revenue from Fed-Ex shipments and other miscellaneous customer services.

Other income decreased from $121,999 to $88,390 for the fiscal ended May 30, 2009 as compared to the fiscal year ended May 31, 2008.  This reduction of $33,609 was due to reduced activity, which resulted in a $22,109 decline in revenues from providing check cashing services, a $3,973 decline in revenue from money orders, and an $8,915 decline in revenue from Fed-Ex shipments and other miscellaneous customer services, partially offset by a $1,375 increase in returned check fees and an insignificant increase ($13) in vendor’s compensation related to sales tax collections.  The reduction in check cashing services was due to a decrease in the number of applicable transactions, partially attributable to the Company’s improved check screening procedures.  The reduction in money orders is due to decreased customer demand during fiscal 2009.  The decrease in other revenue is due to activity-driven decreases in revenue received from handling Federal Express shipments, gum ball machines and coupon handling commissions, classified as “Revenue related to Fed Ex shipments/other” in the table below.

The components of other income for the fiscal years ended May 29, 2010 and May 30, 2009 were as follows:

Description	2010 Amount	2009 Amount

Check cashing fees	$55,088	$62,035

Funds received for handling money orders	4,755	3,897

Vendor’s compensation from the States of Alabama and Georgia for collecting and remitting sales taxes on a timely basis	14,123	14,924

Returned check fees	6,140	5,793

Revenue related to Fed-Ex shipments/other	2,684	1,741

TOTAL	$82,790	$88,390

Interest income decreased by $2,582 (from $10,445 to $ 7,863) for fiscal 2010 as compared to fiscal 2009, and by $5,311 (from $15,756 to $10,445) for fiscal 2009 as compared to fiscal 2008.  These decreases primarily reflected decreases in prevailing interest rates at each annual re-pricing of the Company’s bank certificate of deposit.

Income Taxes:

The Company accounts for income taxes in accordance with ASC Topic 740, “Income Taxes,” which requires that deferred income taxes be determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax laws.  Valuation allowances are used to reduce deferred tax assets to the amount considered likely to be realized.

No amounts have been provided for current and deferred federal and state tax expense in the statements of income for any of the two fiscal years ended May 29, 2010, as a result of remaining net operating loss carry forwards and the related valuation of the Company’s net deferred tax assets.

At May 29, 2010, the Company has net operating loss carryforwards for federal and state income tax purposes of approximately $906,000 and $1,042,000, respectively.  The Company has established a full valuation allowance, which effectively reduces the carrying value of its net deferred taxes to zero at May 29, 2010 and May 30, 2009.  Unless the Company realizes sufficient taxable income in future periods to demonstrate that the likelihood of realization of the net deferred tax assets is reasonably assured under the accounting guidelines of ASC Topic 740 “Income Taxes”, this valuation allowance will be continued in future periods.  If not utilized, the carryforwards will expire at various dates from 2024 through 2030.

Inflation:

The Company continues to seek ways to cope with the threat of inflation.  To the extent permitted by competition, increased costs of goods and services to the Company are reflected in increased selling prices for the Company’s goods.  As discussed above, however, competitive conditions often delay our ability to pass through price increases experienced at the wholesale level.  When the Company is forced to raise overall prices of its goods, the Company attempts to preserve its market share by competitive pricing strategies that emphasize weekly-advertised specials.

FINANCIAL CONDITION

Liquidity and Capital Resources:

Effective May 3, 2007, we entered into a new $980,000 credit facility with Gateway Bank & Trust (“Gateway”), which replaced our former credit facilities with Northwest Georgia Bank and included an $800,000 revolving line of credit and a $180,000 term loan (used to retire outstanding term debt with the former lender, to pay closing costs and for general corporate purposes).  During fiscal 2008, we instituted daily cash sweeps and other improved cash management procedures in cooperation with Gateway, which has helped to more efficiently manage the outstanding balance under the revolving line of credit.  The outstanding balance due under the revolving line was $596,150 (leaving $203,850 available for additional borrowings) as of May 30, 2009 and $800,000 (leaving $0 available for additional borrowings) as of May 29, 2010, due in part to a temporary interruption in the operation of the cash management system connected with the annual renewal of the line.  Subsequent to year end, the line balance has continued to fluctuate in the same manner as in prior periods, in conjunction with the cash management system activity.  The line of credit has a term of 12 months, subject to annual renewals, and was renewed by the Company, effective as of May 20, 2010, on substantially the same terms for an additional year.  The Company is required to make monthly interest only payments on the outstanding balance under the line of credit.  In the absence of an annual renewal, the Company is required to repay outstanding principal and accrued interest at the end of each successive one year term, with interest at an annual rate equal to the Wall Street Journal prime rate (subject to a minimum annual interest rate of 6.00%).  The Gateway line of credit contains a borrowing base provision which limits the maximum outstanding indebtedness to forty percent (40%) of the value of the Company’s inventory, as measured on a quarterly basis.

Changes in the Company’s liquidity and capital resources during the periods presented resulted primarily from the following:

Cash Flows from Operating Activities

During the fiscal year ended May 29, 2010, the Company used $167,702 in cash flow from operating activities.  Sources of cash flow during the year included $127,563 in non-cash charges related to depreciation, a $319,575 increase in book overdraft (resulting from the timing impacts of draws and repayments under our revolving line of credit in conjunction with the related cash management program with the bank that provides the line of credit), a $5,509 decrease in accounts receivable (due to a decrease in advertising and volume-based rebates due from vendors at year end, partially related to the decrease in sales), and a small loss ($134) on the disposal of equipment.  Uses of cash flow included our net loss of $478,284, a $123,876 increase in inventories, a $16,920 increase in prepaid expenses, and a $1,403 decrease in accounts payable and accrued liabilities.  The increase in inventory was due to excess inventory remaining on hand at year end from a sale held in late May 2010 which did not result in the sales expected, although management has been working to reduce the inventory.  The increase in prepaid expenses is due to timing differences involving payments for commercial insurance premiums and maintenance contracts.  While the net decrease in accounts payable and accrued liabilities was only $1,403, there was a significant decrease in bonuses payable to officers and supervisors – to $8,833 at May 29, 2010 as compared to $30,894 at May 30, 2009 – due to no officer bonuses being accrued at year end May 29, 2010 as a result of the Company’s net loss for the year.  Some other significant components of the overall change in accounts payable and accrued liabilities included (i) a $7,316 increase in accrued payroll and property taxes due to increased rates, especially unemployment taxes, (ii) a $1,680 decrease in accrued rent, due mainly to decreased percentage rents based on sales levels, and (iii) a $8,641 increase in other payables, of which $8,400 was due to a timing difference in collection of sponsorship fees for an annual fishing tournament for Company employees that was not held until after fiscal year end.  Other items in this category remained fairly consistent.

During the fiscal year ended May 30, 2009, the Company generated $223,106 in cash flow from operating activities.  Significant sources of cash flow during the year included our net income of $60,614, as well as a $36,981 decrease in prepaid expenses and a $155,699 increase in book overdraft, plus the impact of non-cash charges related to depreciation ($131,332) and a small loss on the sale of property and equipment ($2,044).  The decrease in prepaid expenses was due to timing differences in payments for commercial insurance premiums, a reduction attributable to deposits paid to the manufacturer prior to the end of fiscal 2008 for upgraded cash registers and scanning equipment that were delivered during the first month of fiscal 2009, and reductions in prepaid maintenance expense due to lower annual maintenance charges under the contracts covering the new registers.  The $155,699 increase in book overdraft reflects a temporary timing difference as of the balance sheet date between the amount of checks cleared and the balance in the Company’s primary account, attributable to the cash sweep/cash management program put in place with our primary bank during fiscal 2008.  The most significant offsetting use of operating cash flows during fiscal 2009 was a $117,013 decrease in accounts payable and accrued liabilities, due primarily to decreases in trade payables and in the amount of sales tax owed at the end of fiscal 2009 (because May 2009 was only a four week month while May 2008 was a five week month and therefore had larger sales resulting in a larger sales tax liability).  Other uses of operating cash flows included a $42,239 increase in inventories (due to overall price increases, as well as additional purchases to take advantage of incentives in the form of rebates that resulted in an $8,200 increase in vendor allowances for fiscal 2009 versus the prior year), and a $4,312 increase in accounts receivable (due primarily to an increase in the amount of rebates owed to the Company at May 30, 2009, partially offset by a reduction in the amount owed the Company for coupons).

Cash Flows from Investing Activities

Net cash used in investing activities during the fiscal year ended May 29, 2010 totaled $45,996, reflecting a $9,177 net increase in the balance of our bank certificate of deposit and the use of $36,819 to purchase property and equipment.  These expenditures included office improvements at one store and work on the roof at one location, as well as the purchase of four computers and one printer, two cash counting machines, a freezer door, three phone systems, an entry mat and updates to price guns at three of the Company’s stores.

Net cash used in investing activities during the fiscal year ended May 30, 2009 totaled $417,639, reflecting $422,248 used to fund purchases of property and equipment partially offset by a $4,509 reduction in the balance of our certificate of deposit and $100 of proceeds from a small amount of property disposed of during the year.  The purchases of property and equipment included $403,464 for the replacement of registers at seven stores, $12,240 for new scales at three stores, $3,225 for four uninterruptible power supply units for register systems, and $3,319 for other miscellaneous office equipment.

Please refer to “Material Commitments and Contingencies” below for a discussion of anticipated capital spending during fiscal 2011 and beyond.

Cash Flows from Financing Activities

Net cash provided by financing activities for the fiscal year ended May 29, 2010 amounted to $66,725.  Sources of cash flows from financing activities included a net increase of $203,881 in short-term borrowings, due to increased working capital requirements.  This increase in short-term debt was partially offset by $119,055 of principal payments on outstanding long-term debt and $18,101 used for repurchases of the Company’s common stock in response to unsolicited requests received during the year.

During the fiscal year ended May 30, 2009, net cash provided by financing activities amounted to $424,509.  Sources of cash flows from financing activities included (A) a net increase of $173,840 in short-term borrowings, due to increased working capital requirements (including funding the purchase of new cash registers/scanning equipment for two stores out of working capital to reduce long-term borrowings) partially offset by the impact of daily cash sweeps and improved cash management procedures implemented in cooperation with Gateway during fiscal 2008 to reduce the average outstanding balances and related interest expense on our revolving line of credit, and (B) proceeds from long term borrowings in the amount of $344,410 incurred to purchase new cash registers/scanning equipment and the related back door system for six of our stores.  These sources of cash were offset by $79,538 of principal payments on outstanding long-term debt and the $14,203 used for repurchases of the Company’s common stock in response to unsolicited requests received during the year.

Overall, the Company’s cash and cash equivalents decreased by $146,973 while its certificate of deposit increased by $9,177 for fiscal 2010.  In comparison, the Company’s cash and cash equivalents increased by $229,976 while its certificate of deposit decreased $4,509 for fiscal 2009.

The ratio of current assets to current liabilities was 1.36 to 1 at the end of the latest fiscal year, May 29, 2010 compared to 1.68 to 1 at the end of the fiscal year ended May 30, 2009.  Cash, cash equivalents and the certificate of deposit constituted 30.70% of the total current assets at May 29, 2010 as compared to 34.39% at May 30, 2009.  As previously reported, the Company has increased its reliance on bank financing and working capital management, and limitations on additional capital spending, to maintain adequate liquidity to fund operations in connection with the operating losses experienced in five out of the last ten years.  The foregoing ratios, however, reflect the fact that our liquidity situation has worsened after improving over the past three fiscal years as a result of the net income of $60,614, $132,741 and $97,502 reported for fiscal years 2009, 2008 and 2007, respectively.  Our liquidity situation has benefited, however, from a net reduction of over $7,000 in the Company’s monthly debt service requirements over the past five fiscal years, achieved through a combination of the retirement of long term debt and our success in limiting the additional debt incurred to finance our equipment replacements during fiscal 2009 to less than the amount originally anticipated.  While new equipment financing during the first quarter of fiscal 2011 has added a three-year term loan with a monthly payment of $1,381, our current monthly payments on long-term debt still total nearly $5,900 less than the equivalent figure at the end of the Company’s fiscal year 2006.  As employment and inventory costs increase, along with any future increases in our debt service requirements to cover additional financing for equipment replacements or other matters, management will continue to attempt to compensate for the increases through operational efficiencies (including both efficient working capital management and seeking to reduce other expenses where possible), and through seeking to continue the favorable cash management arrangements with our primary lender.

Historically, we have financed our working capital requirements principally through cash flow from operations.  Short-term borrowings to finance inventory purchases are provided by the Company’s $800,000 line of credit from its bank, which has a 12 month term that renews in proximity to the Company’s fiscal year end each May and limits the maximum outstanding indebtedness to forty percent (40%) of the value of the Company’s inventory measured quarterly, and through borrowings from related parties, as discussed below.  The bank line of credit is secured by our certificate of deposit, as well as by a security interest in substantially all of our accounts receivable, inventory, machines and equipment, furniture and fixtures and by the personal guarantee of Paul R. Cook, the Company’s Chairman of the Board, Chief Executive Officer and Chief Financial Officer.  While we believe that these sources will continue to provide us with adequate liquidity to supply the Company’s working capital needs, if we experience future operating losses at levels which are not substantially offset by depreciation and other non-cash charges, our operating cash flows could be adversely affected.  If this happens, we could be required to seek additional financing through bank loans, or other sources, in order to meet our working capital needs.  If we were required to seek such additional financing and were not able to obtain it, or were unable to do so on commercially reasonable terms, we could be required to reduce the Company’s current level of operations in order to lower our working capital requirements to a level that our present financing arrangements would support.

Short-term borrowings as of the end of the past two fiscal years are presented below:

	May 29, 2010	May 30, 2009

Matthew Richardson	$541	$510
Line of Credit	800,000	596,150
Total	$800,541	$596,660

During fiscal 2010, we increased the Company’s borrowings from related parties by $31, consisting of interest added to the loan.  The $541 balance at year end was also the largest principal balance outstanding on such note at any time during the Company’s fiscal year 2010.  As shown above, we increased borrowings on our primary line of credit by a net amount of $203,850 during fiscal 2010.  This increase was largely due to the increase in inventory and the increased need for working capital due to the loss incurred this year.  We paid a total of $36,957 and $25,714 in interest on the Company’s outstanding borrowings under its bank line of credit during fiscal years 2010 and 2009, respectively.

The Company’s line of credit with Gateway Bank & Trust bears interest at the prime rate as published in The Wall Street Journal, subject to a 6.0% floor.  The note to Matthew Richardson is unsecured, payable on demand and bears interest at .25% below the base rate charged by Gateway Bank & Trust on the line of credit.  Diana Richardson is the Company’s principal shareholder and is the mother of Matthew Richardson and of Todd Richardson, the Company’s Executive Vice President and Chief Operating Officer.  Beginning in January of 2010, Diana began receiving a monthly payment in the amount of $700 for her work as an advertising consultant to the Company.

Long-Term Debt:

At May 29, 2010, long-term debt consisted of (A) a note payable to Gateway Bank & Trust of $73,882 used to pay off Northwest Georgia Bank on a note which financed, in December 2003, the addition of the Company’s eighth grocery store; (B) six notes with an aggregate balance of $256,122 as of May 29, 2010, executed during fiscal 2009 with Gateway Bank & Trust to finance the replacement of cash registers and related equipment at six of the Company’s retail outlets.

The components of the Company’s long term debt as of the end of each of the fiscal years ended May 29, 2010 and May 30, 2009 are set forth in detail in Note 3 to the accompanying financial statements.
The following is a schedule by years of the amount of maturities of all long-term debt subsequent to May 29, 2010:

Year	Amount

2011	$107,537
2012	103,746
2013	75,120
2014	43,601
2015	—

Material Commitments and Contingencies

Sarbanes-Oxley Act Implementation Costs

The Sarbanes-Oxley Act of 2002 included provisions addressing audits, financial reporting and disclosure, conflicts of interest and corporate governance at public companies.  As discussed above, the Company has incurred increased professional fees during fiscal years 2005 through 2010 related to compliance with these provisions.

Section 404 of this Act deals with management’s report on internal control over financial reporting and an annual attestation report on the effectiveness of such internal control by the Company’s independent accountants.  Pursuant to these requirements, we began providing an annual report by management assessing the effectiveness of our internal control over financial reporting with our annual report for fiscal 2008.  During fiscal year 2008, the Company incurred additional professional fees in the amount of $40,968 directly related to preparations for management’s initial assessment of internal control over financial reporting pursuant to these rules, in addition to having to devote significant internal management effort and resources to these activities.  We incurred additional professional fees in the amount of $12,200 during fiscal year 2009 and $3,500 during fiscal 2010 related to (i) the completion of management’s initial annual assessment as of fiscal 2008 year end, (ii) the execution and testing of management’s remediation plan for the material weaknesses in internal controls that were detected in management’s initial assessment and (iii) the completion of management’s annual assessment as of the end of fiscal year 2009.  Management’s annual assessment of internal controls as of the end of fiscal year 2010 was completed without incurring additional professional fees.  While Congress has recently repealed the annual auditor attestation requirement concerning internal controls for smaller entities such as the Company, we still expect some degree of ongoing compliance costs to complete management’s annual required assessments of internal control over financial reporting, in addition to the value of internal management time and resources devoted to these efforts.

Other Commitments and Contingencies

We presently estimate that capital expenditures for required replacements of equipment in the ordinary course during the remainder of fiscal 2011 will be $100,000 or less, which we expect to fund from operating cash flows.  Such expenditures would be in addition to $58,161 already expended during the first quarter of fiscal 2011 for new hand-held price scanning guns that the Company had to purchase to replace older, refurbished equipment, in order to maintain the necessary compliance with the Payment Card Industry Data Security Standard (“PCI compliance”) for the processing of debit and credit card transactions.  As reported in the Company’s Form 8-K Report dated July 20, 2010, the purchase price for this equipment was funded in part through a new $45,000, three-year term loan from Gateway Bank & Trust, with the remainder being funded out of working capital.  If it becomes necessary to replace the Company’s maintenance vehicle in fiscal 2011, the estimated cost of replacement will be approximately $35,000.  Future vehicle replacements, to the extent not paid for in cash, are expected to be funded through either bank or manufacturer financing, whichever option will provide the Company with the most favorable terms. While management is attempting to postpone future store improvements (which would include, among other things, replacement of certain older refrigeration equipment with more modern, attractive and energy-efficient cases), such improvements may be necessary prior to the end of fiscal 2011.  We cannot reliably estimate the cost of any such improvements at the present time, but we will attempt to manage the costs and the timing of such improvements in a manner which both contains the Company’s overall costs and allows us to finance these costs on the most favorable terms that we are able to obtain.

The Company has adopted a 401(k) plan that is administered by Capital Bank and Trust Company.  Participation in the plan is available to all full-time employees.  The Company’s annual contributions to the plan are discretionary.  The Company’s contribution to the plan was $7,500 in each of fiscal years 2010 and 2009.

Critical Accounting Policies:

Critical accounting policies are those policies that management believes are important to the portrayal of the Company’s financial condition and results of operations and require management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain.  Management believes it has chosen accounting policies that are appropriate to report accurately and fairly our operating results and financial position, and we apply those accounting policies in a consistent manner.  Our significant accounting policies are summarized in Note 1 to the Financial Statements included in this Annual Report for the fiscal year ended May 29, 2010.

We believe that the following accounting policies are the most critical in the preparation of our financial statements because they involve the most difficult, subjective or complex judgments about the effect of matters that are inherently uncertain.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses, and related disclosures of contingent assets and liabilities.  Management determines its estimates based on historical experience and other factors believed to be reasonable under the circumstances.  Actual results could differ from those estimates.

Inventories

All inventories are valued at the lower of average cost or market, following the Average Cost-to-Retail Method.  Under this method, inventory is stated at average cost, which is determined by applying an average cost-to-retail ratio to each similar merchandise category’s ending retail value. If average cost is determined to exceed market value, the impacted merchandise’s carrying value is reduced to market value, with the reduction flowing through current period earnings.  Management recognizes inventory shortages throughout the year based on physical counts, which are performed on a quarterly basis at each store location.

Vendor Allowances

The Company receives funds for a variety of merchandising activities from vendors whose products the Company buys for resale in its stores.  These incentives and allowances include volume or purchase based incentives, advertising allowances, and promotional discounts.  The purpose of these incentives and allowances is generally to aid in the reduction of the costs incurred by the Company for stocking, advertising, promotions and selling the vendor’s products.  These allowances generally relate to short-term arrangements with vendors, often relating to a period of one month or less, and are typically negotiated on a purchase-by-purchase basis.  Due to system constraints and the nature of certain allowances, these allowances are applied as a reduction of inventory costs using a rational and systematic methodology, which results in the recognition of these incentives when the inventory related to the initial purchase is sold.  Management recognized approximately $395,100 and $416,900 of vendor allowances as a reduction in inventory costs for the fiscal years ended May 29, 2010 and May 30, 2009, respectively.  Amounts that represent a reimbursement of specific identifiable incremental costs, such as advertising, are recorded as a reduction to the related expense in the period that the related expense is incurred.  Management recognized approximately $58,000 and $66,500 in advertising allowances recorded as a reduction of advertising expense for the fiscal years ended May 29, 2010 and May 30, 2009, respectively.

Asset Impairments

Management accounts for any impairment of its long-lived assets in accordance with ASC Topic 360, “Property, Plant and Equipment.”  Management monitors the carrying value of its long-lived assets for potential impairment each quarter based on whether any indicators of impairment have occurred.  As of May 29, 2010 and May 30, 2009, no long-lived assets have been identified by management as impaired.

Off-Balance sheet Arrangements:

The Company has no significant off-balance sheet arrangements as of May 29, 2010.

Related Party Transactions:

Except as discussed under “Liquidity and Capital Resources” with regard to short-term borrowings from related parties and the monthly advertising consulting fee paid to Diana Richardson, there were no material related party transactions during the fiscal year ended May 29, 2010.

Forward-Looking Statements

Information provided by the Company, including written and oral statements made by its representatives, may contain “forward looking information” as defined in Section 21E of the Securities Exchange Act of 1934, as amended.  All statements that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as expansion and growth of the Company’s business, the effects of future competition, future capital expenditures and the Company’s business strategy, are forward-looking statements.  In reviewing such information it should be kept in mind that actual results may differ materially from those projected or suggested in such forward-looking statements.  This forward looking information is based on various factors and was derived utilizing numerous assumptions.  Many of these factors previously have been identified in filings or statements made on behalf of the Company, including filings with the Securities and Exchange Commission on Forms 10-Q, 10-K and 8-K.  Important assumptions and other important facts that could cause results to differ materially from those set forth in the forward-looking statements include the following (in addition to those matters discussed in the Risk Factors included in Part I, Item 1A of our Annual Report on

Form 10-K for the fiscal year ended May 29, 2010):  changes in the general economy or in the economy of Company’s primary markets, the effects of ongoing price competition from competitors (some of which have greater financial resources than those of the Company), changes in consumer spending, the nature and extent of continued consolidation in the grocery store industry, changes in the rate of inflation, changes in state or federal legislation or regulation, adverse determinations with respect to any litigation or other claims, inability to develop new stores or complete remodels as rapidly as planned, stability of product costs, supply or quality control problems with the Company’s vendors, and other issues and uncertainties detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission.

ANNEX F

AMERICAN CONSUMERS, INC.
FINANCIAL STATEMENTS AND MANAGEMENT’S DISCUSSION AND
ANALYSIS FOR THE FISCAL QUARTER ENDED NOVEMBER 27, 2010

ITEM 1.	FINANCIAL STATEMENTS

FINANCIAL INFORMATION
AMERICAN CONSUMERS, INC.
CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
(UNAUDITED)

	THIRTEEN WEEKS ENDED		TWENTY-SIX WEEKS ENDED
	November 27,	November 28,	November 27,	November 28,
	2010	2009	2010	2009

NET SALES	$7,724,696	$8,138,983	$15,605,738	$16,782,881
COST OF GOODS SOLD	5,921,821	6,171,934	11,888,457	12,783,841
Gross Margin	1,802,875	1,967,049	3,717,281	3,999,040
OPERATING, GENERAL AND ADMINISTRATIVE EXPENSES	2,032,158	2,162,198	4,107,626	4,222,665

Operating Loss	(229,283)	(195,149)	(390,345)	(223,625)

OTHER INCOME (EXPENSE)
Interest income	1,583	2,013	3,595	3,893
Other income	22,642	19,984	42,217	43,151
Loss on disposal of equipment	—	—	(8,708)	—
Interest expense	(13,579)	(14,989)	(30,492)	(28,391)
Loss Before Income Taxes	(218,637)	(188,141)	(383,733)	(204,972)
INCOME TAXES	—	—	—	—

NET LOSS	(218,637)	(188,141)	(383,733)	(204,972)

RETAINED EARNINGS:
Beginning	419,958	1,047,622	585,054	1,064,534

Redemption of common stock	—	(551)	—	(632)

Ending	$201,321	$858,930	$201,321	$858,930

PER SHARE:
Net Loss	$(0.292)	$(0.248)	$(0.512)	$(0.268)
Cash dividends	$—	$—	$—	$—

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	749,475	759,886	749,475	764,053

FINANCIAL INFORMATION
AMERICAN CONSUMERS, INC.
CONDENSED BALANCE SHEETS

	November 27,	May 29,
	2010	2010
	(Unaudited)
--A S S E T S--
CURRENT ASSETS
Cash and cash equivalents	$404,214	$824,443
Certificate of deposit	300,000	316,552
Accounts receivable	159,288	117,137
Inventories	2,380,362	2,407,785
Prepaid expenses	57,365	50,433
Total current assets	3,301,229	3,716,350
PROPERTY AND EQUIPMENT - at cost
Leasehold improvements	317,056	314,556
Furniture, fixtures and equipment	3,114,016	3,067,580
	3,431,072	3,382,136
Less accumulated depreciation	(2,920,527)	(2,860,964)
	510,545	521,172
TOTAL ASSETS	$3,811,774	$4,237,522

--LIABILITIES AND STOCKHOLDERS' EQUITY--
CURRENT LIABILITIES
Accounts payable	$1,153,357	$776,479
Book overdraft	613,227	714,206
Short-term borrowings	504,567	800,541
Current maturities of long-term debt	125,163	107,537
Accrued sales tax	87,306	86,088
Other	234,371	245,199
Total current liabilities	2,717,991	2,730,050
LONG-TERM DEBT	192,511	222,467

STOCKHOLDERS' EQUITY
Nonvoting preferred stock – authorized 5,000,000 shares of no par value; no shares issued	—	—
Nonvoting common stock – authorized 5,000,000 shares-$.10 par value; no shares issued	—	—
Common stock - $.10 par value; authorized 5,000,000 shares; shares issued of 749,475	74,948	74,948
Additional paid-in capital	625,003	625,003
Retained earnings	201,321	585,054
Total Stockholders' Equity	901,272	1,285,005
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,811,774	$4,237,522

See Notes to Financial Statements

FINANCIAL INFORMATION
AMERICAN CONSUMERS, INC.
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)
	TWENTY-SIX WEEKS ENDED
	November 27,	November 28,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(383,733)	$(204,972)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	66,962	62,417
Loss on disposal of equipment	8,708	—
Change in operating assets and liabilities:
Accounts receivable	(42,151)	(11,732)
Inventories	27,423	(155,192)
Prepaid expenses	(6,932)	(17,520)
Accounts payable	376,878	(94,105)
Book overdraft	(100,979)	110,613
Accrued sales tax	1,218	(8,119)
Other accrued liabilities	(10,828)	(11,564)

Net cash used in operating activities	(63,434)	(330,174)

CASH FLOWS FROM INVESTING ACTIVITIES
(Increase) decrease in certificate of deposit	16,552	(5,319)
Purchase of property and equipment	(65,043)	(17,704)
Net cash used in investing activities	(48,491)	(23,023)

CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in short-term borrowings	(295,974)	15,226
Proceeds from long-term borrowings	45,000	—
Principal payments on long-term debt	(57,330)	(58,307)
Redemption of common stock	—	(9,560)
Net cash used in financing activities	(308,304)	(52,641)

Net decrease in cash	(420,229)	(405,838)
Cash and cash equivalents at beginning of period	824,443	971,416
Cash and cash equivalents at end of period	$404,214	$565,578
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the six months for: Interest	$30,917	$28,391

See Notes to Financial Statements

AMERICAN CONSUMERS, INC.
NOTES TO FINANCIAL STATEMENTS

(1)	Basis of Presentation.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

The interim financial statements have not been audited and should be read in conjunction with the notes to the financial statements presented in the Corporation’s 2010 Annual Report to Shareholders.  The quarterly financial statements reflect all adjustments that are, in the opinion of management, necessary for a fair presentation of the results for interim periods.  All such adjustments are of a normal recurring nature.  The results for the interim periods are not necessarily indicative of the results to be expected for the complete fiscal year.

(2)	Commitments and Contingencies.

We presently estimate that capital expenditures for required replacements of equipment in the ordinary course during the remainder of fiscal 2011 will be $100,000 or less, which we expect to be funded from operating cash flows.  Such expenditures would be in addition to $65,043 already expended during the first two quarters of fiscal 2011, with the most significant expenditure being $58,161 for new hand-held price scanning guns that the Company had to purchase to replace older refurbished equipment, in order to maintain the necessary compliance with the Payment Card Industry Data Security Standard (“PCI compliance”) for the processing of debit and credit card transactions.  The purchase price for this equipment was funded in part through a new $45,000, three-year term loan from Gateway Bank & Trust, with the remainder being funded out of working capital.  Additional capital expenditures through the end of the second quarter included leasehold improvements at one of our locations in the amount of $2,500 and the purchase of an electric pallet jack in the amount of $4,382 at another location.  If it becomes necessary to replace the Company’s maintenance vehicle in this fiscal year, the estimated cost of replacement will be approximately $40,000, which would be in addition to the $100,000 estimated expenditures for ordinary course replacements discussed above.  Future vehicle replacements, to the extent not paid for in cash, are expected to be funded through either bank or manufacturer financing, whichever option will provide the Company with the most favorable terms.  While management is attempting to postpone future store improvements (which would include, among other things, replacement of certain older refrigeration equipment with more modern, attractive and energy-efficient cases), such improvements may be necessary prior to the end of fiscal 2011.  We cannot reliably estimate the cost of any such improvements at the present time, but we will attempt to manage the costs and the timing of such improvements in a manner which both contains the Company’s overall costs and allows us to finance these costs on the most favorable terms that we are able to obtain.

The Company has a 401(k) plan that is administered by Frontier Trust Company, which was formally administered by Capital Bank and Trust Company.  Participation in the plan is available to all full-time employees after one year of service and age 19.  The Company’s annual contributions to the plan are discretionary.  The Company’s contribution to the plan was $7,500 in each of fiscal years 2010 and 2009.

(3)	Fair Value Disclosures.

Fair Value Measurements:

ASC Topic 820, “Fair Value Measurements and Disclosures”, (ASC Topic 820) defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements.  ASC Topic 820 applies only to fair-value measurements that are already required or permitted by other accounting standards and is expected to increase the consistency of those measurements.  The definition of fair value focuses on the exit price, i.e., the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, not the entry price, i.e., the price that would be paid to acquire the asset or received to assume the liability at the measurement date.  The statement emphasizes that fair value is a market-based measurement, not an entity-specific measurement.  Therefore, the fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability.

ASC Topic 820 also establishes a three-tier fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, as follows:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 – Significant other observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets, quoted prices in markets that are not active and other inputs that are observable or can be corroborated by observable market data.

Level 3 – Significant unobservable inputs that reflect the Company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The Company has no assets or liabilities whose fair values are measured using levels 1, 2 or 3 inputs.

Fair value of financial instruments:

The carrying values of cash and cash equivalents, the certificate of deposit, accounts receivable, short-term borrowings, accounts payable, accrued expenses and other liabilities are reasonable estimates of their fair values because of the short maturity of these financial instruments.  Based on the borrowing rates available to the Company for long-term debt with similar terms and average maturities, the carrying amounts approximate the fair value of such financial instruments.

(5)	Cost of Goods Sold.

Cost of goods sold is comprised of the cost of purchasing the Company’s products (such as groceries and other vendor-supplied products) sold during the period.  Cost of goods sold is equal to the beginning inventory, plus the cost of goods purchased during the period, less the amount comprising ending inventory.  The cost of goods sold shown on the Company’s Statement of Income and Retained Earnings is presented net of rebates from suppliers.  These rebates represent cash consideration received from suppliers based primarily on the Company’s volume of purchases from such suppliers.  These rebates do not include reimbursement of costs incurred to sell the supplier’s products.  In accordance with ASC Topic 605, “Customer Payments and Incentives,” the Company applies rebates from suppliers (excluding rebates for advertising costs) as a reduction in cost of goods sold.

(6)	Subsequent Events.

The Company has evaluated subsequent events for potential recognition and/or disclosures in the condensed financial statements and accompanying notes included in this Quarterly Report on Form 10-Q.

ITEM 2.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS
RESULTS OF OPERATIONS

	THIRTEEN WEEKS ENDED		TWENTY-SIX WEEKS ENDED
	November 27, 2010	November 28, 2009	November 27, 2010	November 28, 2009
Sales	$7,724,696	$8,138,983	$15,605,738	$16,782,881
% Sales Increase (Decrease)	(5.09%)	(6.46%)	(7.01%)	(4.02%)
Gross Margin %	23.34%	24.17%	23.82%	23.83%
Operating, General and Administrative Expenses:
Amount	$2,032,158	$2,162,198	$4,107,626	$4,222,665
% of Sales	26.31%	26.57%	26.32%	25.16%
Net Loss	$(218,637)	$(188,141)	$(383,733)	$(204,972)

Overview:

American Consumers, Inc., (the “Company”), operates eight (8) self-service supermarkets within a compact geographical area that comprises Northwest Georgia, Northeast Alabama and Southeast Tennessee.  All of our supermarkets are operated under the name “Shop-Rite,” and are engaged in the retail sale of groceries including meats, fresh produce, dairy products, frozen foods, bakery products, tobacco products and miscellaneous other non-food items.

Although sales continued to decline during the quarter ended November 27, 2010 at the rate of 5.09%, that decrease was an improvement over the first quarter decrease of 8.83% as compared to the respective prior year periods.  This decrease led to the net loss of $218,637 for the quarter.  The significant sales decrease experienced for this quarter represents an unfortunate continuation of the trends noted over the past two years of increasing downward pressure on sales due to a number of factors, including retail price decreases in certain lines as well as a continuation of the trend noted in recent periods of customers purchasing more private label and generic merchandise, which normally retails at lower prices than national brands, magnifying the impact on our selling prices of a sharply more competitive environment that is now widespread in the grocery industry.  Management also believes the Company is experiencing an ongoing impact from aggressive promotions by other non-grocery competitors for consumers’ food purchase dollars, such as fast food franchises offering entrée items for one dollar.  Both these outlets and more full service restaurants have continued aggressive pricing and promotions to increase their share of consumers’ purchases, in response to the trend observed in recent periods of customers preparing meals at home to reduce spending.  We also believe that the economy itself is affecting retail grocery sales, as individuals are forced to reduce spending, and purchase only what they need on each trip to the grocery store, in an effort to provide other essentials to their families.

Our gross margin decreased from 24.17% of sales to 23.34% of sales for the current quarter ended November 27, 2010 as compared to the same quarter of the prior fiscal year, although the gross margin for the first six months of fiscal 2011 held relatively steady at 23.82% as compared to 23.83% for the first six months of fiscal 2010.  Operating, general and administrative expenses decreased by $130,040 for the second quarter as compared to the prior year period (decreasing as a percentage of sales from 26.57% to 26.31%), and also decreased by $115,039 for the first six months of fiscal 2011 as compared to the prior year (though constituting 26.32% of sales as compared to 25.16% for the first six months of fiscal 2010, due to the sales decline).  This slight decrease was due to Company management reducing controllable expenses where possible, as well as to the absence of a $96,390 flood loss incurred during the second quarter of fiscal 2010.  The changes in operating, general and administrative expenses are discussed in more detail below.  Finally, $3,638 of the second quarter loss was offset by net changes in other income (expense) items, interest income and interest expense, while the net effect of such changes increase the loss for the six month period by $3,333, as discussed below under “Interest and Other Income” for each period presented.

The Company operated at a loss of $188,141 for the quarter ended November 28, 2009 of which $96,390 was related to damage that occurred when a storm drain became clogged due to heavy rains in the parking lot of one of our grocery stores on the night of September 20, 2009.  Our landlord at the location where the flooding occurred has replaced the old storm drain with a much better system, which is intended to avoid any similar future problems.  In addition to the direct expenses related to the flooding, the store was closed for three days during clean up, which affected the Company’s cash flow due to lost sales estimated by management to have been approximately $45,000.

Overall, sales during the quarter ended November 28, 2009 decreased by $561,914, or 6.46%, compared to the same quarter of the prior year, continuing a trend which began in the first quarter of fiscal 2010 when sales decreased by 1.61% compared to the prior year period.  This sales decrease was due in part to the lower prices (both wholesale and retail) on milk and other dairy products during the current quarter as compared to the prior year period, as well as to the additional factors discussed below under “Sales” for both the three and six month periods ended November 28, 2009.  In addition to the sales decrease, our gross margin was down by 0.55% from the same period of the prior year, impacting net income by approximately $44,800, due to certain pricing changes made in an effort to stimulate sales during the quarter.  Operating, general and administrative expenses, which included the flood loss of $96,390, were up by only $29,511 over the prior year, but were up as a percentage of sales by 2.06%.  Without the $96,390 flood loss, these expenses would have been down by $66,879, but still would have equaled 25.38% of sales as compared to 24.51% of sales for the same quarter of the previous year, due to the sales decrease.  Changes in operating, general and administrative expenses for the period are discussed in more detail below.  Both interest income and other income decreased slightly for the second quarter and first six months of fiscal 2010 as compared to fiscal 2009, due, respectively, to lower prevailing interest rates on the Company’s bank deposits and to variations in the level of various revenue generating activities.  Interest expense increased for both the three and six month periods, due largely to additional debt incurred since the first quarter of fiscal 2009 to finance the replacement cycle for the Company’s electronic cash registers and scanning equipment that was completed during fiscal 2009.

Management actively monitors both the gross margin and the Company’s retail pricing structure in an attempt to maximize profitability.  Management began working on the Company’s gross margin during the quarter ended August 31, 2002, at which time the gross margin stood at 22.79% for the fiscal year ended June 1, 2002.  While occasional improvements in gross profit have been seen in recent periods, such as the 24.55% gross margin we achieved for fiscal 2009 as compared to the gross margins of 23.85% for fiscal 2008 and 23.73% for fiscal 2007, it is difficult to maintain a trend of consistent improvement in the gross margin-as evidenced by the 23.95% gross margin realized for fiscal 2010 – due to competitive conditions which often delay the Company’s ability to pass through price increases experienced at the wholesale level.  The gross margin for the current quarter fell to 23.34% as compared to 24.17% for the same quarter of the prior year, due to certain pricing adjustments made in an effort to stimulate sales, while remaining relatively steady at 23.82% for the first six months of fiscal 2011 as compared to

23.83% for the same period of fiscal 2010.  While management attempts to offset increases in its cost through pricing adjustments as competition allows, further improvements in the gross margin may not be achievable at this time, and further deterioration in the Company’s gross margin is possible.

Management believes that competitive pressures on the Company, which have led to the losses experienced in three out the last six fiscal years, will continue to increase over time as a result of the increased presence of larger competitors operating in the Company’s trade area.  These competitors have greater financial resources than those of the Company, and may be able to obtain preferential treatment from suppliers in the form of advertising allowances, lower prices and other concessions not available to the Company.  These factors allow our competitors to engage in aggressive pricing and promotional activities that the Company cannot match, putting us at a competitive disadvantage. In response to these developments, management will continue seeking to manage the Company’s pricing structure to produce the most favorable balance between increases in sales, which help to offset our fixed operating expenses, and the gross margin, which determines the profitability of the additional sales.  We will attempt to improve the gross margin and increase profitability by working to obtain the lowest cost for the Company’s inventory, and as competition permits, by periodically implementing adjustments in the Company’s overall mix of retail prices.

Our gross margins may not be directly comparable to those of our larger competitors, since some of those companies may include the costs of their internal distribution networks in cost of goods sold – thus impacting the gross margin – while others reflect such costs elsewhere (such as in operating, general and administrative expenses).  Unlike many of the larger grocery store chains with which we compete, the Company does not have an internal distribution network.  Inventory is delivered directly to our individual store locations by our wholesale supplier, which recovers its distribution costs through the markup that it charges to the Company.  Accordingly, our cost of goods sold as reflected in the Company’s financial statements is comprised principally of our direct wholesale cost for the acquisition of such inventory, net of applicable rebates and allowances as discussed under “Inventories” in Note 1 of the financial statements presented in the Company’s 2010 Annual Report to Shareholders.

Management has been working to contain operating, general and administrative expenses as much as possible.  Operating, general and administrative expenses decreased in the second quarter as compared to the same quarter of fiscal 2010 due to the management of the Company continuing to work on reducing controllable expenses.  While payroll, which comprises approximately 50% of our operating, general and administrative expenses, declined for the second quarter of fiscal 2011 as compared to the prior year period, management continues to monitor these expenses and continues to evaluate the performance of each of our grocery store locations to determine their long-term value to the Company.  Cost increases, combined with the relatively fixed nature of certain of our expenses, mean that whenever sales decrease, due to the effects of ongoing competition or otherwise, prior improvements experienced in these expenses as a percentage of sales will be eroded.  As demonstrated by the results for the current quarter and first six months of fiscal 2011, this directly and adversely affects the Company’s operating profits.  A more detailed discussion of these expenses and related changes for the periods presented is set forth below under the caption “Operating, General and Administrative Expenses.”

Three Months Ended November 27, 2010 Compared to Three Months Ended November 28, 2009:

Sales:

Sales decreased by $414,287 (or 5.09%) for the second quarter of fiscal 2011 as compared to the second quarter of the prior year.  Six of the Company’s eight stores experienced sales decreases, ranging from 3.33% to 26.96%, while two stores experienced sales increases ranging from 0.92% to 1.22%.  The current quarter also continued the recent trend of customers purchasing more private label merchandise, which normally retails at lower prices than national brands, as well as ongoing price competition from non-grocery competitors for consumers’ food expenditures (as discussed above).  Management further believes that the economy itself is affecting retail grocery sales, as individuals are forced to reduce spending in an effort to provide other essentials to their families.  The location with the largest decrease continues to be adversely impacted by another tenant having moved out of the shopping center where it is located during the fiscal 2006 and been replaced by a tenant which does not generate as much traffic, as well as by generally unfavorable traffic patterns at that location and by the recent opening of another significant grocery chain in its trade area.  The situation is further complicated by the fact that this store’s trade area currently has the highest unemployment rate of any of the Company’s eight markets.  We will continue to attempt to maintain overall sales levels through active management of the Company’s advertising programs, product selection and overall mix of retail prices throughout the year.  We believe that offering a broader selection of generic and private label merchandise than some of our competitors may help to bolster sales, as customers seek out more of these goods to economize on their grocery spending.  It is hoped that these trends in consumer preferences will continue and, together with the availability of our check cashing program for customers, will assist us in maintaining sales and thereby offsetting some of the Company’s own increased costs.

Sales decreased $561,914 during the quarter ended November 28, 2009 compared to the quarter ended November 29, 2008.  One of the Company’s stores experienced an increase in sales of 0.01%, while the other seven stores experienced sales decreases ranging from 1.87% to 15.41%.  Having to close one store for the flood for three days contributed to the $561,914 decrease.  A reduction in the retail sales prices of dairy items was one factor contributing to the overall sales decrease.  The quarter also continued the recent trend of customers purchasing more private label merchandise, which normally retails at lower prices than national brands.  The Company also experienced increased competition from specials being promoted by the restaurant and fast food businesses, which are reducing their retail prices in an effort to increase their share of consumers’ food purchases in response to the trend observed in recent periods of customers preparing more meals at home to reduce spending.

We will continue to attempt to maintain overall sales levels through active management of the Company’s advertising programs, product selection and overall mix of retail prices throughout the year.  We believe that offering a broader selection of generic and private label merchandise than some of our competitors may have helped bolster sales in recent periods, prior to the declines experienced for the first half of fiscal 2010, as customers seek out more of these goods to economize on their grocery spending.  It is hoped that these trends in consumer preferences will continue and, together with the availability of our check cashing program for customers, will assist us in bolstering sales and thereby offsetting some of the Company’s own increased costs.  Of course, as also demonstrated by the current period’s results, pricing adjustments made to stimulate sales can contribute to erosion of the gross margin, as the Company has experienced in prior years, so maintaining profitable increases in sales over time may not be achievable.

Gross Margin:

Management was unable to maintain the gross margin of 24.29% achieved during the first quarter of fiscal 2011.  However the gross margin for the six month period ended November 27, 2010 is essentially the same as for the six months ended November 28, 2009.  Management is attempting to keep the gross margin in line through strategic pricing adjustments while competing with larger chains with more resources available to them to reduce the impact of lower gross margins.  When management is forced to reduce the gross margin in order to remain competitive, as occurred during the most recent quarter, the reduction has an unfavorable effect on the Company’s net income.  The reduction in gross margin from 24.29% for the first quarter and the 23.34% for the second quarter is not the norm for the Company.  In recent years, the gross margin for the first quarter or our fiscal year has been lower than the level typically achieved for the other three quarters, due to sales mix and seasonal Fourth of July promotions. Management will continue its efforts to keep the gross margin in line through strategic pricing adjustments.  However, improved margins may be difficult to achieve if sales continue to decrease.

Our gross margin for the second quarter of fiscal 2010 increased over the gross margin achieved for the first quarter, from 23.51% to 24.17%, although it did not reach the 24.72% level achieved for the quarter ended November 29, 2008.

Operating, General and Administrative Expenses:

The Company’s operating, general and administrative expenses are comprised mainly of personnel salary and related payroll costs, utilities and telephone expenses, rental payments for leased locations, insurance expense, advertising and promotion expense, general and office supplies expense, repairs and maintenance, depreciation expense, bank service charges and credit card fees, bad checks expense, professional fees, vehicle expenses and other minor miscellaneous expenses.  In accordance with ASC Topic 605, advertising rebates received from suppliers are deducted from advertising expense within this category.

The table set forth beginning at the top of the next page details the components of operating, general and administrative expenses, both in absolute terms and as a percentage of the total of all such expenses, for the quarters ended November 27, 2010 and November 28, 2009:

Expense Item	Second Quarter 2011 Amount	% of Second Qtr. 2011 Total	Second Quarter 2010 Amount	% of Second Qtr. 2010 Total
Payroll	$1,025,190	50.5	$1,074,753	49.7
Utilities & telephone expense	204,365	10.1	199,454	9.2
Rent	167,685	8.3	166,563	7.8
Insurance	148,154	7.3	148,957	6.9
Advertising & promotion	107,797	5.3	123,741	5.7
General & office supplies	88,717	4.4	89,545	4.1
Repairs & maintenance	84,225	4.1	78,507	3.6
Depreciation	33,500	1.6	31,049	1.4
Bank service charges and credit card fees	37,495	1.8	31,386	1.5
Bad checks	8,022	0.4	13,307	0.6
Professional fees	69,997	3.4	52,084	2.4
Flood loss	—	—	96,390	4.5
All other miscellaneous	57,011	2.8	56,462	2.6
TOTAL	$2,032,158	100.0	$2,162,198	100.0

Overall, operating, general and administrative expenses for the second quarter of fiscal 2011 decreased by $130,040 (or 6.0%) as compared to the second quarter of fiscal 2010, as decreases totaling $72,423 in payroll, insurance, advertising and promotion, general and office supplies, bad checks, plus elimination of the $96,390 flood loss, were partially offset by increases totaling $38,773 in utilities and telephone, rent, repairs and maintenance, depreciation, bank service charges and credit card fees, professional fees and all other miscellaneous expenses.

Payroll decreased by $49,563 (or 4.6%), reflecting changes to officers’ pay following the managerial realignment that occurred after the death of our former Chairman and CEO last year, as well as management’s efforts to reduce payroll to help offset the reduction in sales.  Insurance decreased $803 (or 0.5%), due to the reduction in the Company’s commercial premiums, including our workmen’s compensation audit, offset by an increase in the Company’s group health premiums which took effect January 1, 2010 and additional cost incurred to purchase “key man” life insurance payable to the Company on our Chief Executive Officer.  Advertising and promotion expense decreased $15,944 (or 12.9%), as a result of a decrease in the cost of one of our promotional programs due to the decreased sales levels, as well as management’s efforts to reduce amounts spent on advertising.  The reduction of $828 (or 0.9%) in general and office supplies expense is due primarily to a reduction in supplies ordered due to the decrease in sales.  Bad checks decreased by $5,285 (or 39.7%) as a result of additional measures to increase employee awareness of, and screening for, bad checks, as well as improved collections of bad checks with the Company’s current service provider.  The $96,390 flood loss during the second quarter of last year did not recur, resulting in the elimination of that item.

Utilities increased by $4,911 (or 2.5%) due to rates being raised by the utility company.  Rent increased by $1,122 (or 0.7%) due to a rent increase at one of our locations.  Repairs and maintenance increased by $5,718 (or 7.3%) due to additional repairs required on aging equipment during the quarter.  Depreciation expense increased by $2,451 (or 7.9%), reflecting the impact of purchasing new equipment since fiscal 2009.  Bank service charges and credit card fees increased by $6,109 (or 19.5%) due to volume driven increases in charges billed to the Company by its service provider for credit and debit card processing.  Professional fees increased by $17,913 (or 34.4%) as compared to the second quarter of fiscal 2010, due to increased utilization of services.  All other miscellaneous fees increased by $549 (or 1.0%).

Overall, operating, general and administrative expenses increased by $29,511 (or 1.38%), for the second quarter of fiscal 2010 as compared to the comparable period of fiscal 2009.  These expenses would have actually decreased if not for the flood loss experienced at one of the Company’s retail stores in September 2009.  Apart from the flood loss, the Company achieved a net decrease of $66,879 in these expenses as compared to the second quarter of fiscal 2009, reflecting management’s ongoing efforts to control costs.  Utilities and telephone expense decreased by $14,885 (or 6.94%), due to decreases in utility rates as well as a mild period of weather experienced during the quarter.  Insurance expense decreased slightly, due primarily to refunds recognized during the quarter ended November 28, 2009 in connection with audits of liability policies.  While essentially flat, advertising and promotion expense decreased slightly, by $1,540 (or 1.23%) as compared to the same period of fiscal 2009.  General and office supplies decreased $15,728 (or 14.94%) due to reduced sales resulting in reduced usage of certain operating supplies, such as grocery bags.  Bank service charges and credit card fees decreased by $3,620 (or 10.34%), as costs continued to decline due to a new service provider for credit/debit card transactions.  Bad checks expense decreased by $14,306 (or 51.81%), reflecting the continuing favorable impact of having switched all of our stores to a new provider for bad check collection and control services during fiscal 2009.  Vehicle expense decreased by $4,356 (or 32.02%), due to expenditures required for several repairs to the Company’s aging fleet during the second quarter of fiscal 2009 as compared to the absence of such expenses in the second quarter of fiscal 2010.  All other miscellaneous expenses decreased by $16,575 (or 26.15%), due to a reduction in various miscellaneous expenses not otherwise classified.  These reductions were partially offset by increases in certain operating, general and administrative expenses, including an increase in payroll expenses of $4,887 (or 0.46%) as the last of the federally mandated increases in the minimum wage took effect on July 25, 2009, partially offset by management efforts to contain these cost increases through the use of more efficient employee scheduling.  Repairs and maintenance increased by $2,249 (or 2.95%) due to additional work required on the Company’s aging equipment during the quarter.  Depreciation remained fairly consistent, actually decreasing by $1,435 (or 4.4%) as compared to the second quarter of fiscal 2009, while rent expense and professional fees also remained fairly stable.

Interest and Other Income:

Other income (not including interest income) increased from $19,984 for the quarter ended November 28, 2009 to $22,642 for the quarter ended November 27, 2010.  The increase in check cashing fees for the second quarter of fiscal 2011 reflects an increase in the activity of check cashing, as well as improved training of store-level employees to make sure this fee is collected on a consistent basis.  The increase of $864 for the quarter ended November 27, 2010 in funds received for handling money orders and money transfers in the stores was due to an increase in the volume of these transactions as compared to the prior year period.  The increase of $906 for the quarter ended November 27, 2010 in returned check fees resulted mainly from enhanced employee training at certain of the Company’s locations to improve consistency in collecting these fees.  Changes in the other components of other income presented below relate primarily to variations in the volume of the associated activity or service provided by the Company during each of the fiscal periods presented.  The components of other income for the quarters ended November 27, 2010 and November 28, 2009 were as follows:

	THIRTEEN WEEKS ENDED
Description	November 27, 2010	November 28, 2009
Check cashing fees	$14,771	$13,386
Funds received for handling money orders	2,007	1,143
Vendor’s compensation from the States of Alabama and Georgia for collecting and remitting sales taxes on a timely basis	3,413	3,501
Returned check fees	2,232	1,326
Revenue related to Fed-Ex shipments/other	219	628
TOTAL	$22,642	$19,984

Interest income decreased by $430 as compared to the second quarter of fiscal 2010, due to the re-pricing of the interest rate on the Company’s certificate of deposit at the latest renewal date.  Interest expense decreased by $1,410 due to reductions in long term debt and interest paid on our line of credit.

Six Months Ended November 27, 2010 Compared to Six Months Ended November 28, 2009:

Sales:

Sales for the six months ended November 27, 2010 decreased $1,177,143 (or 7.01%) compared to the same six-month period last year.  Seven of the Company’s eight stores experienced sales decreases, ranging from 3.69% to 27.63%, with sales at the other store remaining essentially flat as compared to the first six months of fiscal 2010.  As discussed in more detail above in relation to the three month period, competition for consumers’ food dollars both from larger grocery retailers and from the restaurant industry, continuing weakness of the overall economy and retail price reductions on items such as milk and dairy products all contributed to this decrease.  Management is continuing to adjust the Company’s retail pricing structure, in response to competitive conditions, in an effort to improve sales levels and maintain a loyal customer base.

Sales for the six months ended November 28, 2009 decreased $703,296 (or 4.02%) compared to the same six-month period of the prior year.  Six of the Company’s eight stores experienced sales decreases, ranging from 2.61% to 11.21%, with sales at the other two stores remaining essentially flat as compared to the first six months of fiscal 2009.  As discussed in more detail above in relation to the three month period, competition, the economy and retail price reductions on items such as milk and dairy products all contributed to this decrease, as well as the effects of the unscheduled closing in September 2009 due to a flood at one location.

Gross Margin:

The Company’s gross margin percentage for the six months ended November 27, 2010 essentially remained flat, with the margin going from 23.83% to 23.82% as compared to the six months ended November 28, 2009.  The gross margin percentage is dependent on our ability to keep pace with increases in wholesale prices, and our ability to pass those increases on to the customer based on competition.  Management is constantly working to strategically adjust the retail prices of our merchandise to recover increases in our wholesale costs, to the extent permitted by competition.

The Company’s gross margin percentage for the six months ended November 28, 2009 decreased from 24.23% to 23.83% as compared to the six months ended November 29, 2008.  As noted above, while this illustrates the difficulty of maintaining consistent improvements in the gross margin, management strives to keep the gross margin in line through strategic pricing adjustments balanced with periodic promotions to stimulate sales.

Operating, General and Administrative Expenses:

The following table details the components of operating, general and administrative expenses, both in absolute terms and as a percentage of the total of all such expenses, for the six month fiscal periods ended November 27, 2010 and November 28, 2009:

Expense Item	FY 2011 Six Month Amount	% of FY 2011 Six Month Total	FY 2010 Six Month Amount	% of FY 2010 Six Month Total
Payroll	$2,061,950	50.2	$2,130,353	50.4
Utilities & telephone expense	418,540	10.1	402,060	9.5
Rent	335,167	8.2	336,048	7.9
Insurance	302,637	7.4	300,318	7.1
Advertising & promotion	228,996	5.6	249,508	5.9
General & office supplies	170,742	4.2	189,177	4.5
Repairs & maintenance	168,948	4.1	137,219	3.3
Depreciation	66,963	1.6	62,417	1.5
Bank service charges and credit card fees	76,249	1.9	64,066	1.5
Bad checks	27,788	0.7	22,805	0.5
Professional fees	141,867	3.4	116,003	2.8
Flood loss	—	—	96,390	2.3
All other miscellaneous	107,779	2.6	116,301	2.8
TOTAL	$4,107,626	100.0	$4,222,665	100.0

Overall, the Company’s operating, general and administrative expenses decreased by $115,039 (or 2.7%) for the first six months of fiscal 2011 as compared to the same period last year, reflecting management’s ongoing efforts to control costs.  Payroll decreased by $68,403 (or 3.2%), which reflects management’s ongoing efforts to control payroll costs in response to sales decreases.  Rent decreased slightly by $881 (or 0.3%) compared to the first half of fiscal 2010 due to a reduction in percentage rent overages related to decreased sales at one store location, partially offset by an increase in base rent at another store location.  Advertising and promotion expense decreased by $20,512 (or 8.2%) due to reductions in sales promotions as a result of decreased sales, as well as reductions in advertising programs.  General and office supplies decreased $18,435 (or 9.7%), due to reduced sales decreasing the Company’s use of certain operating supplies.  Miscellaneous expenses were down $8,522 (or 7.3%), due to several reductions in various miscellaneous expenses not otherwise classified.  The remaining reduction in expenses results from the absence of last year’s $96,390 flood loss.

These reductions were partially offset by increases in other categories of operating, general and administrative expenses.  Utilities and telephone expense increased by $16,480 (or 4.1%) due to rising utility rates.  Insurance increased by $2,319 (or 0.8%), due to an increase in the group insurance coverage at our last renewal, partially offset by reductions in the annual premium for our commercial coverage.  Repairs and maintenance increased $31,729 (or 23.1%) due to the increasing repairs of aging equipment.  Depreciation increased by $4,546 (or 7.3%), reflecting the impact of the new cash registers, scanning equipment and other assets purchased since fiscal 2009.  Bank service charges and credit card fees increased by $12,183 (or 19.0%), due to increased utilization as customers increase their use of these payment systems.  Bad checks increased by $4,983 (or 21.9%) as we experienced a significant upswing in individuals attempting to pass bad checks due to the current economic conditions during the first quarter of fiscal 2011, partially offset by the Company’s efforts to combat this problem through improved screening of checks during the second quarter.  Professional fees increased $25,864 (or 22.3%) due to the increased use of services during the period.

In spite of the flood loss experienced in the second quarter, the Company’s operating, general and administrative expenses decreased by $19,152 (or 0.45%) for the first six months of fiscal 2010 as compared to the same period of fiscal 2009, reflecting management’s ongoing efforts to control costs.  Without the flood loss, the decrease would have been $115,542 (or 2.72%).  Utilities and telephone expense decreased by $8,139 (or 1.98%), for the reasons discussed above in relation to the second quarter.  Advertising and promotion decreased by $6,602 (or 2.58%), due to reductions in sales promotions as a result of decreased sales, as well as reductions in advertising programs.  General and office supplies expense declined by $19,502 (or 9.35%), due to reduced sales decreasing the Company’s use of certain operating supplies such as grocery bags.  Repairs and maintenance declined by $23,101 (or 14.41%), due in part to fewer equipment repairs being required during the first six months of fiscal 2010 as compared to the same period of fiscal 2009.  The drop in maintenance expenses also reflected the fact that the maintenance agreements entered into in connection with the new cash registers and scanning equipment purchased during fiscal 2009 initially cost the Company significantly less per year than the comparable agreements covering the equipment that was replaced.  During the second quarter of fiscal 2010, however, the first annual increases were triggered on those stores that passed their first anniversary date under these agreements, so these expenses will gradually increase again over time.  Bank service charges and credit card fees decreased by $8,042 (or 11.15%), reflecting ongoing cost savings from changing of the Company’s service provider for processing credit and debit card transactions.  Bad checks expense decreased by $47,869 (or 67.73%), also due to the change of the Company’s service provider handling bad checks.  Professional fees were down $7,456 (or 6.04%) during the first six months of fiscal 2010 as compared to the prior year period, reflecting heavier utilization of professional services during the prior fiscal year in connection with the Company’s first year of compliance with the internal controls provisions of Section 404 of the Sarbanes-Oxley Act of 2002.  Vehicle expense decreased by $7,838 (or 32.39%), due to repairs having been required on several vehicles during the first six months of fiscal 2009 as compared to far fewer repairs during the same period of fiscal 2010.  Miscellaneous expenses were down $11,922 (or 10.66%), due to several reductions in various miscellaneous expenses not otherwise classified.  These reductions were partially offset by increases in certain operating, general and administrative expenses, including an increase in payroll expenses of $16,401 (or 0.78%) due to the scheduled final increase in the minimum wage.  Insurance increased $2,981 (or 1.00%), due to an increase in the group insurance premiums, partially offset by reductions in the annual premium for our commercial coverage.  Depreciation increased by $2,007 (or 3.32%), due to items that were placed in service subsequent to November 29, 2008 and subject to depreciation during the period (primarily the remainder of the new cash registers, scanning equipment and other assets purchased during fiscal 2009).  Rent remained relatively consistent, increasing by only $3,540 (or 1.06%) due to a lease renewal.  Management is continually working to reduce these costs, but the continued reduction is subject to sales levels, the economy, the continued aging of the Company’s equipment, government regulation and many other factors.

Interest and Other Income:

Other income (not including interest income) decreased from $43,151 for the six months ended November 28, 2009 to $42,217 for the six months ended November 27, 2010, due primarily to variations in the volume of the associated activity or service provided by the Company during each of the fiscal periods presented.  Returned check fees are down for the first six months of fiscal 2011 but were up for the most recent quarter, due to employee training at certain locations to increase consistency in collecting these fees.  The components of other income for the six months ended November 27, 2010 and November 28, 2009 were as follows:

	TWENTY-SIX WEEKS ENDED
Description	November 27, 2010	November 28, 2009
Check cashing fees	$28,636	$28,394
Funds received for handling money orders	2,605	2,590
Vendor’s compensation from the States of Alabama and Georgia for collecting and remitting sales taxes on a timely basis	6,902	7,117
Returned check fees	3,445	4,355
Revenue related to Fed-Ex shipments/other	629	695
TOTAL	$42,217	$43,151

Interest income decreased by $298 for the first six months of fiscal 2011 as compared to the first six months of fiscal 2010, due to the re-pricing of the interest rate on the Company’s certificate of deposit at the latest renewal date.  Interest expense increased by $2,101 for the first six months of fiscal 2011 as compared to the prior year period, due to a slightly higher fixed interest rate on the Company’s newest equipment loan, partially offset by slightly lower balances on the Company’s line of credit and other debt compared to the prior year period.

Income Taxes:

The Company accounts for income taxes in accordance with the provisions of ASC Topic 740, “Income Taxes,” which requires that deferred income taxes be determined based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities given the provisions of the enacted tax laws.  Valuation allowances are used to reduce deferred tax assets to the amount considered likely to be realized.

No amounts have been provided for current and deferred federal and state tax expense in the statements of income for the six months ended November 27, 2010 or November 28, 2009, as a result of a continued net operating loss carry-forward and the related full valuation of the Company’s net deferred tax assets.

Inflation:

The Company continues to seek ways to cope with the threat of inflation.  To the extent permitted by competition, increased costs of goods and services to the Company are reflected in increased selling prices for the Company’s goods.  However, competitive conditions often delay our ability to pass through price increases experienced at the wholesale level.  When the Company is forced to raise overall prices of its goods, we attempt to preserve the Company’s market share through competitive pricing strategies that emphasize weekly-advertised specials.

FINANCIAL CONDITION
Liquidity and Capital Resources:

Changes in the Company’s liquidity and capital resources during the periods presented resulted primarily from the following:

Cash Flows from Operating Activities

During the twenty-six weeks ended November 27, 2010, the Company used a net amount of $63,434 in cash flows from operating activities.  In addition to the Company’s net loss of $383,733 for the period, other uses of operating cash flow included: an increase of $42,151 in accounts receivable (due primarily to an increase in advertising and volume-based rebates from vendors); a $6,932 increase in prepaid expenses (due to an increase in prepaid maintenance charges as we entered the third year of the Company’s maintenance contract for its new registers in some stores); a decrease in the book overdraft of $100,979 (resulting from the timing impact of draws and repayments on our revolving line of credit in conjunction with the associated cash management feature); and a $10,828 decrease in other accrued liabilities (due to the differences in the timing of payments on certain other liabilities in comparing the two periods presented).  Offsetting sources of operating cash flow included the impact of non-cash depreciation charges in the amount of $66,962 and the $8,708 book loss on equipment disposed of during the six month period, as well as a decrease of $27,423 in inventories (due to purchasing adjustments made in response to decreased sales), a $376,878 increase in accounts payable (due to timing of payments, which resulted in a higher balance owed to ACI’s principal grocery supplier at period end) and an increase of $1,218 in accrued sales tax as sales in November increased relative to earlier months during the period.

During the twenty-six weeks ended November 28, 2009, the Company used a net amount of $330,174 in cash flows from operating activities.  In addition to the Company’s net loss of $204,972 for the period, other uses of operating cash flow included: an increase of $11,732 in accounts receivable (due primarily to an increase in the advertising and volume-based rebates from vendors partially offset by a decrease in coupons receivable due to timing of mailing coupons for redemption); a $155,192 increase in inventories (due to seasonal requirements for increased inventory to meet customer demand during the holiday periods in November and December); a $17,520 increase in prepaid expenses (due to an increase in prepaid maintenance charges as we entered the second year of the Company’s maintenance contract for its new registers in some stores); $94,105 reduction of accounts payable, as amounts owed to vendors were down from the total at the end of fiscal 2009; a decrease of $8,119 in accrued sales tax as sales continue to decrease; and a $11,564 decrease in other accrued liabilities (due to a reduction in accrued management bonuses in current quarter as compared to the prior year period, as well as to differences in the timing of payments on certain other liabilities in comparing the two periods presented.  These uses of cash were partially offset by the impact of $62,417 of non-cash depreciation expense, as well as an $110,613 increase in the book overdraft related to carrying the increased inventory during the period (resulting from the timing impact of draws and repayments on our revolving line of credit in conjunction with the associated cash management feature).

Cash Flows from Investing Activities

Investing activities used $48,491 of cash flow during the twenty-six weeks ended November 27, 2010.  Such amount included $65,043 of expenditures for equipment purchases during the period, as described above in Note 2 to the Company’s financial statements for the six months ended November 27, 2010.  This was partially offset by a decrease in the certificate of deposit by $16,552, due to the balance in excess of $300,000 (including accrued interest) being deposited into the Company’s main account at maturity.

Investing activities used $23,023 of cash flow during the twenty-six weeks ended November 28, 2009.  Such amount included $17,704 of expenditures for equipment purchases during the period, as described above in Note 2 to the Company’s financial statements for the six months ended November 28, 2009.  The balance on Company’s bank certificate of deposit also increased in the amount of $5,319 during the period.

Cash Flows from Financing Activities

Financing activities used $308,304 of additional cash flow during the twenty-six weeks ended November 27, 2010, as a net decrease of $295,974 in short-term debt (primarily outstanding borrowings under our line of credit) and payments on long-term debt in the amount of $57,330 were partially offset by proceeds from new term debt in the amount of $45,000 used to assist in the purchase of the hand held scanning guns that were purchased in the first quarter of fiscal 2011.

Financing activities used $52,641 of additional cash flow during the twenty-six weeks ended November 28, 2009.  Principal payments on long-term debt in the amount of $58,307 and the redemption of common stock in the amount of $9,560 were partially offset by the increase in short-term borrowings of $15,226.

Overall, the Company’s cash and cash equivalents decreased by $420,229 during the twenty-six weeks ended November 27, 2010, versus a decrease in cash and cash equivalents of $405,838 during the twenty-six weeks ended November 28, 2009.

The ratio of current assets to current liabilities was 1.21 to 1 at the end of the latest quarter, November 27, 2010 compared to 1.57 to 1 on November 28, 2009 and 1.36 to 1 at the end of the fiscal year ended May 29, 2010.  Cash, cash equivalents and the certificate of deposit constituted 21.33% of the total current assets at November 27, 2010, as compared to 25.07% of total current assets at November 28, 2009 and 30.70% of total current assets at May 29, 2010.  As previously reported, the Company has increased its reliance on bank financing and working capital management, and has limited additional capital spending where possible, to maintain adequate liquidity to fund operations in connection with the operating losses experienced in five out of the last ten years.  As employment and inventory costs increase, management will continue to attempt to compensate for the increases through operational efficiencies (including both efficient working capital management and seeking to reduce other expenses where possible), and through seeking to continue the favorable cash management arrangements with our primary lender.

Historically, the Company has financed its working capital requirements principally through its cash flow from operations.  Short-term borrowing to finance inventory purchases is currently provided by the Company’s $800,000 line of credit with Gateway Bank & Trust and through borrowings from related parties, as discussed below.  The bank line of credit has a 12 month term which requires that it be renewed in May of each year and contains a borrowing base provision that limits the maximum outstanding indebtedness to forty percent (40%) of the value of the Company’s inventory, as measured on a quarterly basis.  As of November 27, 2010, we had $295,990 available to be borrowed under the line of credit.  The bank line of credit is secured by the Company’s certificate of deposit, as well as by a security interest in substantially our entire accounts receivable, inventory, machines and equipment, furniture and fixtures and by the personal guarantee of Paul R. Cook, the Company’s Chairman of the Board, Chief Executive Officer and Chief Financial Officer.  While we believe that these sources will continue to provide us with adequate liquidity to supply the Company’s working capital needs, if the Company’s operating losses were to increase relative to depreciation and other non-cash charges, our operating cash flows could be adversely affected.  If this happens, we could be required to seek additional financing through bank loans, or other sources, in order to meet our working capital needs.  If we were required to seek such additional financing and were not able to obtain it, or were unable to do so on commercially reasonable terms, we could be required to reduce the Company’s current level of operations in order to lower our working capital requirements to a level that our present financing arrangements would support.

Short-term borrowings as of specific dates are presented below:

	November 27, 2010	May 29, 2010	November 28, 2009
Matthew Richardson	$557	$541	$526
Line of Credit	504,010	800,000	611,360
TOTAL	$504,567	$800,541	$611,886

During the first six months of fiscal 2011, we increased the Company’s borrowings from related parties by $16 (reflecting additional accrued interest), and also decreased the outstanding balance under the line of credit by a net amount of $295,990.  We paid a total of $9,414 and $14,378 in interest on the Company’s outstanding borrowings under its bank line of credit during the first six months of fiscal years 2011 and 2010, respectively.

The Company’s line of credit with Gateway Bank & Trust bears interest at the prime rate as published in The Wall Street Journal, subject to a 6.0% floor.  The note to Matthew Richardson is unsecured, payable on demand and bear interest at .25% below the base rate charged by Gateway Bank & Trust on the line of credit.  Matthew Richardson is a son of principal stockholder Diana Richardson, and is the brother of Todd Richardson, the Company’s Executive Vice President and Chief Operating Officer.

Long-Term Debt:

At November 27, 2010, long-term debt consisted of (A) a note payable to Gateway Bank & Trust of $53,787 used to pay off Northwest Georgia Bank on a note which financed, in December 2003, the addition of the Company’s eighth grocery store; (B) six notes with an aggregate balance of $223,451 as of November 27, 2010, executed during fiscal 2009 with Gateway Bank & Trust to finance the replacement of cash registers and related equipment at six of the Company’s retail outlets; (C) a note payable to Gateway Bank & Trust of $40,436 which financed, in July 2010, the purchase of hand-held price scanning guns.  Long-term debt as of specific dates is presented below:

	November 27, 2010	May 29, 2010	November 28, 2009
Six notes payable to Gateway Bank & Trust; principal and interest due in monthly installments aggregating $6,685; interest at prime rate plus 0.5%with 6.00% floor, and maturities ranging from August 2013 through March 2014; collateralized by equipment, inventory and personal guarantee of the Company’s CEO	$223,451	$256,122	$287,941

Note payable to Gateway Bank & Trust; principal and interest due in monthly installments of $3,684, through April 2012; interest at prime rate with 6.00% floor; collateralized by equipment, inventory, and personal guarantee of the Company’s CEO	53,787	73,882	93,412

Note payable to Gateway Bank & Trust; principal and interest due in monthly installments of $1,381, through July 2013; interest fixed at 6.50%; collateralized by inventory and personal guarantee of the Company’s CEO	40,436	—	—

Three vehicle installment loans; principal and interest due in monthly installments aggregating $1,591; maturities ranging from January 2010 through July 2010; collateralized by automobiles	—	—	9,399
	$317,674	$330,004	$390,752
Less current maturities	125,163	107,537	113,769
	$192,511	$222,467	$276,983

The following is a schedule by years of the amount of maturities of all long-term debt subsequent to November 27, 2010:

Twelve Months Ending November	Amount
2011	$125,163
2012	99,884
2013	79,309
2014	13,318

During the quarter ended November 27, 2010 retained earnings decreased as a result of the Company’s net loss for the quarter.

Critical Accounting Policies:

Critical accounting policies are those policies that management believes are important to the portrayal of the Company’s financial condition and results of operations and require management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain.  Management believes it has chosen accounting policies that are appropriate to report accurately and fairly our operating results and financial position, and we apply those accounting policies in a consistent manner.  Our significant accounting policies are summarized in Note 1 to the Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended May 29, 2010.

We believe that the following accounting policies are the most critical in the preparation of our financial statements because they involve the most difficult, subjective or complex judgments about the effect of matters that are inherently uncertain.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues, and expenses, and related disclosures of contingent assets and liabilities.  Management determines its estimates based on historical experience and other factors believed to be reasonable under the circumstances.  Actual results could differ from those estimates.

Inventories:

All inventories are valued at the lower of average cost or market, following the Average Cost-to-Retail Method.  Under this method, inventory is stated at average cost, which is determined by applying an average cost-to-retail ratio to each similar merchandise category’s ending retail value.  If average cost is determined to exceed market value, the impacted merchandise’s carrying value is reduced to market value, with the reduction flowing through current period earnings.  Management recognizes inventory shortages throughout the year based on actual physical counts, which are performed on a quarterly basis at each store location.

Vendor Allowances:

The Company receives funds for a variety of merchandising activities from vendors whose products the Company buys for resale in its stores.  These incentives and allowances include volume or purchase based incentives, advertising allowances, and promotional discounts.  The purpose of these incentives and allowances is generally to aid in the reduction of the costs incurred by the Company for stocking, advertising, promoting and selling the vendor’s products.  The allowances generally relate to short-term arrangements with vendors, often relating to a period of one month or less, and are typically negotiated on a purchase-by-purchase basis.  Due to system constraints and the nature of certain allowances, these allowances are applied as a reduction of inventory costs using a rational and systematic methodology, which results in the recognition of these incentives when the inventory related to the initial purchase is sold.  Management recognized vendor allowances of $87,019 and $190,550, respectively, as a reduction in inventory costs for the thirteen and twenty-six week periods ended November 27, 2010, and recognized vendor allowances of $90,874 and $196,486, respectively, as a reduction in inventory costs for the thirteen and twenty-six week periods ended November 28, 2009.  Amounts that represent a reimbursement of specific identifiable incremental costs, such as advertising, are recorded as a reduction to the related expense in the period that the related expense is incurred.  Management recognized approximately $19,061 and $33,761, respectively, in advertising allowances recorded as a reduction of advertising expense for the thirteen and twenty-six week periods ended November 27, 2010, and recognized approximately $14,650 and $33,970, respectively, in advertising allowances recorded as a reduction of advertising expense for the thirteen and twenty-six week periods ended November 28, 2009.

Asset Impairments:

Management accounts for any impairment of its long-lived assets in accordance with ASC Topic 360, “Property, Plant and Equipment.”  Management monitors the carrying value of its long-lived assets for potential impairment each quarter based on whether any indicators of impairment have occurred.  As of November 27, 2010 and November 28, 2009, no long-lived assets have been identified by management as impaired.

Off-Balance Sheet Arrangements:

The Company had no significant off-balance sheet arrangements as of November 27, 2010.

Related Party Transactions:

Except as discussed above under “Liquidity and Capital Resources,” there were no material related party transactions during the twenty-six week period ended November 27, 2010.

Forward – Looking Statements:

Information provided by the Company, including written or oral statements made by its representatives, may contain “forward looking information” as defined in Section 21E of the Securities Exchange Act of 1934, as amended.  All statements which address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as expansion and growth of the Company’s business, the effects of future competition, future capital expenditures and the Company’s business strategy, are forward-looking statements.  In reviewing such information it should be kept in mind that actual results may differ materially from those projected or suggested in such forward-looking statements.  This forward-looking information is based on various factors and was derived utilizing numerous assumptions.  Many of these factors previously have been identified in filings or statements made on behalf of the Company, including filings with the Securities and Exchange Commission on Forms 10-Q, 10-K and 8-K.  Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward-looking statements, include the following (in addition to those matters discussed in the Risk Factors included in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended May 29, 2010): changes in the general economy or in the Company’s primary markets, the effects of ongoing price competition from competitors with greater financial resources than those of the Company, changes in consumer spending, the nature and extent of continued consolidation in the grocery store industry, changes in the rate of inflation, changes in state or federal legislation or regulation, adverse determinations with respect to any litigation or other claims, inability to develop new stores or complete remodels as rapidly as planned, stability of product costs, supply or quality control problems with the Company’s vendors, and other issues and uncertainties detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission.

AMERICAN CONSUMERS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

March 31, 2011

THIS PROXY IS BEING SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

Paul R. Cook and Michael T. Richardson, and each of them, with full power to act alone in the absence of the other, are hereby authorized to vote the shares of the undersigned in American Consumers, Inc. (“ACI” or the “Company”) at the Special Meeting of its Shareholders to be held Thursday, March 31, 2011, or at any adjournment or adjournments thereof (the “Special Meeting”), upon the matters set forth below in the manner indicated and at the discretion of the persons named above on any other matter or matters which may properly come before the Special Meeting and require the vote of shareholders:

Proposal 1
Amendment of the Company’s Articles of Incorporation to effect a 1-for-400 reverse stock split, whereby shareholders holding fewer than 400 shares of Common Stock, par value $0.10 per share, of record immediately prior to the reverse stock split (as identified in the Company’s records of security holders) will receive One Dollar ($1.00) for each share of Common Stock held prior to the reverse stock split.

☐ FOR                                             ☐ AGAINST                                             ☐ ABSTAIN

Proposal 2
Amendment of the Company’s Articles of Incorporation to effect a 400-for-1 forward stock split after giving effect to the reverse stock split that is the subject of Proposal 1.  If the amendment to the Company’s Articles of Incorporation to effect the reverse stock split is not approved by our shareholders, the proposal to amend the Company’s Articles of Incorporation to effect the forward stock split will be withdrawn.

☐ FOR                                             ☐ AGAINST                                             ☐ ABSTAIN

If this proxy is executed and returned, it will be voted in accordance with your instructions indicated above unless revoked.  IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED AFFIRMATIVELY FOR EACH OF PROPOSAL 1 AND PROPOSAL 2 LISTED ABOVE.

The proxy may be revoked by you at any time before it is voted, and will in no way interfere with your right to vote in person if you attend the meeting.

THE BOARD IS NOT AWARE OF ANY OTHER MATTER TO BE BROUGHT BEFORE THE SPECIAL MEETING FOR A VOTE OF SHAREHOLDERS.  IF, HOWEVER, OTHER MATTERS ARE PROPERLY PRESENTED, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE UPON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

This proxy should be dated, signed by the shareholder, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.

DATED	,2011

Signature of Shareholder